        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 15, 1997
                                                      REGISTRATION NOS. 33-34423
                                                                       811-06087

________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                                                             [x]

                          PRE-EFFECTIVE AMENDMENT NO.
                                                                             [ ]


                        POST-EFFECTIVE AMENDMENT NO. 24

                                                                             [x]

                                     AND/OR
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                                                             [x]


                                AMENDMENT NO. 26

                                                                             [x]
                            ------------------------

                                SALOMON BROTHERS
                                SERIES FUNDS INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            ------------------------

                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (800) 725-6666
                            ------------------------


                               MICHAEL S. HYLAND
                     SALOMON BROTHERS ASSET MANAGEMENT INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                             GARY S. SCHPERO, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                               NEW YORK, NY 10017
                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to Rule 485(b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[X] on January 2, 1998 pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

     THE REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF ITS SHARES PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 27, 1997.

________________________________________________________________________________

                       SALOMON BROTHERS SERIES FUNDS INC
                      REGISTRATION STATEMENT ON FORM N-1A
                      CROSS REFERENCE SHEET APPLICABLE TO:


                 SALOMON BROTHERS INTERNATIONAL GROWTH FUND AND
                     SALOMON BROTHERS SMALL CAP GROWTH FUND
            PURSUANT TO RULE 495(a) UNDER THE SECURITIES ACT OF 1933



  N-1A
ITEM NO.                 LOCATION                                       PROSPECTUS CAPTION
---------  ------------------------------------  -----------------------------------------------------------------

PART A
Item 1.    Cover Page..........................  Cover Page
Item 2.    Synopsis............................  Summary; Expense Information
Item 3.    Condensed Financial Information.....  Not Applicable
Item 4.    General Description of Registrant...  Summary; Investment Objectives and Policies; Additional
                                                   Investment Activities and Risk Factors; Investment Limitations;
                                                   Capital Stock
Item 5.    Management of the Fund..............  Summary; Expense Information; Management; Purchase of Shares;
                                                   Back Cover
Item 5A.   Management's Discussion of
             Performance.......................  Not Applicable
Item 6.    Capital Stock and Other
             Securities........................  Multiple Pricing System; Dividends and Distributions; Taxation;
                                                   Account Services; Capital Stock
Item 7.    Purchase of Securities Being
             Offered...........................  Multiple Pricing System; Purchase of Shares; Determination of Net
                                                   Asset Value; Dividends and Distributions; Shareholder Services
Item 8.    Redemption or Repurchase............  Multiple Pricing System; Redemption of Shares; Determination of
                                                   Net Asset Value; Shareholder Services
Item 9.    Pending Legal Proceedings...........  Not Applicable


  N-1A                                                                STATEMENT OF ADDITIONAL
ITEM NO.                                                                INFORMATION CAPTION
---------                                        -----------------------------------------------------------------

PART B
Item 10.   Cover Page..........................  Cover Page
Item 11.   Table of Contents...................  Table of Contents
Item 12.   General Information and History.....  Not applicable
Item 13.   Investment Objectives and
             Policies..........................  Additional Information on Portfolio Instruments and Investment
                                                   Policies; Investment Limitations
Item 14.   Management of the Fund..............  Management
Item 15.   Control Persons and Principal
             Holders of Securities.............  Management; Capital Stock
Item 16.   Investment Advisory and Other
             Services..........................  Management; Custodian and Transfer Agent; Independent Accountants
Item 17.   Brokerage Allocation and Other
             Practices.........................  Portfolio Transactions
Item 18.   Capital Stock and Other
             Securities........................  Capital Stock
Item 19.   Purchase, Redemption and Pricing of
             Securities Being Offered..........  Management; Net Asset Value; Additional Purchase Information;
                                                   Additional Redemption Information
Item 20.   Tax Status..........................  Additional Information Concerning Taxes


  N-1A                                                                STATEMENT OF ADDITIONAL
ITEM NO.                                                                INFORMATION CAPTION
---------                                        -----------------------------------------------------------------

Item 21.   Underwriters........................  Management; Additional Purchase Information
Item 22.   Calculation of Performance Data.....  Performance Data
Item 23.   Financial Statements................  Financial Statements

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                                EXPLANATORY NOTE



     The prospectus for Salomon Brothers Asia Growth Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Total Return Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers Cash Management Fund is incorporated herein by reference to the Registrant's filing of Post-Effective Amendment No. 23 pursuant to Rule 485 under the Securities Act of 1933, as amended, on April 29, 1997.

                  SUBJECT TO COMPLETION, DATED OCTOBER 15, 1997

------------------------------------------------------------------------------
                                    Salomon Brothers
                                    International Growth Fund

        7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048  [(800) 446-1013]

SALOMON BROTHERS INTERNATIONAL GROWTH FUND (THE 'FUND') IS A DIVERSIFIED INVESTMENT PORTFOLIO OF SALOMON BROTHERS SERIES FUNDS INC, AN OPEN-END MANAGEMENT INVESTMENT COMPANY ('SERIES FUNDS'). THE FUND, TOGETHER WITH OTHER INVESTMENT PORTFOLIOS OF SERIES FUNDS AND OTHER INVESTMENT COMPANIES (EACH A 'PORTFOLIO'), IS INCLUDED AS PART OF THE SALOMON BROTHERS INVESTMENT SERIES (THE 'INVESTMENT SERIES'). THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH. THE FUND WILL SEEK TO MEET ITS OBJECTIVE BY INVESTING PRIMARILY IN AN INTERNATIONALLY DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES THAT ARE CONSIDERED BY THE SUB-ADVISER TO HAVE POTENTIAL FOR APPRECIATION. THE FUND WILL INVEST PRIMARILY IN SECURITIES OF ISSUERS IN DEVELOPED MARKETS. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THIS PROSPECTUS CONTAINS INFORMATION RELATING ONLY TO THE FUND. FOR A PROSPECTUS AND INFORMATION REGARDING THE OTHER PORTFOLIOS COMPRISING THE INVESTMENT SERIES, CALL [(800) 446-1013.]

       ------------------------------------------------------------------

THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND THE FUND MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. SEE 'ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.'

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for future reference. A Statement of Additional Information dated January 2, 1998 containing additional information about the Fund (the 'Statement of Additional Information') has been filed with the Securities and Exchange Commission (the 'SEC') and is incorporated herein by reference. It is available without charge and can be obtained by writing to the Fund at the address, or by calling the toll-free telephone number, listed above. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

       ------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          SALOMON BROTHERS ASSET MANAGEMENT INC -- INVESTMENT MANAGER
                      SALOMON BROTHERS INC -- DISTRIBUTOR
                                JANUARY 2, 1998

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

------------------------------------------------------------------------------
                                    Table of Contents

                               Summary                                         3
                               Expense Information                             6
                               Investment Objectives and Policies              8
                               Additional Investment Activities and Risk
                               Factors                                        11
                               Multiple Pricing System                        18
                               Investment Limitations                         22
                               Management                                     23
                               Determination of Net Asset Value               26
                               Purchase of Shares                             27
                               Redemption of Shares                           33
                               Performance Information                        37
                               Dividends and Distributions                    39
                               Taxation                                       40
                               Shareholder Services                           42
                               Account Services                               46
                               Capital Stock                                  46
                               Appendix A                                    A-1
                               Appendix B                                    B-1

-----------------------------------------------------------------
                                    Summary

THE FUND

The Fund is a newly organized investment portfolio of the Series Funds, an open-end investment company incorporated in Maryland on April 17, 1990. The Fund is classified as a diversified Fund under the Investment Company Act of 1940, as amended (the '1940 Act').

THE FUND'S OBJECTIVE AND POLICIES

The investment objective of the Fund is capital growth. The Fund will seek to meet its objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by the Sub-Adviser (as defined below) to have potential for appreciation. The Fund will invest primarily in securities of issuers in developed markets.

There can be no assurance that the Fund will achieve its investment objective. See 'Investment Objectives and Policies.'

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc ('SBAM'), an affiliate of Salomon Brothers Inc ('Salomon Brothers'), is the Fund's investment manager. SBAM also serves as investment manager to other investment companies and numerous individuals and institutions. See 'Management.'

Subject to the supervision of SBAM, Mastholm Asset Management, L.L.C. (the 'Sub-Adviser') serves as sub-adviser to the Fund. The Sub-Adviser is compensated by SBAM at no additional cost to the Fund. For a discussion of these arrangements, see 'Management.'

RISK FACTORS

Prospective investors should consider certain risks associated with an investment in the Fund. The Fund may use various investment practices that involve special considerations, including investing in foreign securities, high yield and/or illiquid securities (including emerging markets securities), warrants, loan participations and assignments, entering into repurchase and reverse repurchase agreements, entering into securities transactions on a firm commitment or when issued basis, engaging in short sales, lending portfolio securities and high portfolio turnover rates. The Fund may engage in derivatives trading, which involve special risks. See 'Investment Objective and Policies' and 'Additional Investment Activities and Risk Factors.'

PURCHASE OF SHARES

Shares of the Fund may be purchased at their next determined net asset value plus, in the case of Class A shares, a front-end sales charge, from a selected dealer or as otherwise set forth under 'Purchase of Shares.' The minimum initial investment in any class of shares of the Fund is $500 and the minimum subsequent investment is $50. However, for Individual Retirement Accounts ('IRAs') and Self-Employed Retirement Plans (formerly, Keogh Plans), the minimum initial investment in any class of shares of the Fund is $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as the Automatic Investment Plan, Automatic Dividend Diversification and Systematic Investing. See 'Purchase of Shares' and 'Shareholder Services.'

SALOMON                 BROTHERS                INVESTMENT                SERIES

REDEMPTION OF SHARES

The Fund redeems shares at the applicable next determined net asset value, less the applicable contingent deferred sales charge ('CDSC'), if any. The value of shares at the time of redemption may be more or less than the shareholder's cost. See 'Redemption of Shares.'

CLASSES OF SHARES

The Fund offers three classes of shares ('Class A' shares, 'Class B' shares and 'Class C' shares) to the general public, with each class having different sales charge structures and expense levels (the 'Multiple Pricing System'). In addition, the Fund offers Class O shares for sale only to existing Class O shareholders in Portfolios of the Investment Series. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. See 'Multiple Pricing System.'

CLASS A SHARES. Class A shares are offered for sale at net asset value per share plus a front-end sales charge of up to 4.75%. In addition, Class A shares are subject to an ongoing Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets. Certain purchases of Class A shares qualify for a waived or reduced front-end sales charge. Certain Class A shares for which the front-end sales charge is waived may be subject to a CDSC of 1% within one year after the date of purchase. See 'Purchase of Shares -- Class A Shares' and 'Redemption of Shares -- Class A Share Purchases of $1 Million or More.'

CLASS B SHARES. Class B shares are offered for sale for purchases of less than $250,000. Class B shares are sold at net asset value without a front-end sales charge but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining each year thereafter to 0% after the sixth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class B shares are also subject to an ongoing Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and an ongoing Rule 12b-1 service fee at an annual rate of
 .25% of their respective average daily net assets. Class B shares will automatically convert, based upon relative net asset value, to Class A shares of the Fund six years after purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee.

CLASS C SHARES. Class C shares are offered for sale for purchases of less than $1,000,000, are offered at net asset value without a front-end sales charge and are subject to a CDSC of 1% of the dollar amount subject thereto on redemptions made within one year of purchase. The CDSC is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class C shares are subject to an ongoing Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and an ongoing Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets. Class C shares will automatically convert, based upon relative net asset value, to Class A shares of the Fund ten years after purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee.

CLASS O SHARES. The Fund also offers Class O shares. However, only Class O shareholders are permitted to purchase additional Class O shares. Class O shares are not subject to any sales charges or Rule 12b-1 fees.

SALOMON                 BROTHERS                INVESTMENT                SERIES

For a discussion of factors to consider in selecting the most beneficial class of shares for a particular investor, see 'Multiple Pricing System -- Factors for Consideration.'

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare dividends from net investment income annually and pay them annually. The Fund will pay net realized long-term capital gains annually. It is anticipated that the expenses incurred by each class of shares of the Fund will differ and, accordingly, the dividends distributed by each such class will differ. See 'Dividends and Distributions.' Dividends and distributions are reinvested in additional shares of the same class of the Fund unless a shareholder requests otherwise. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B and Class C shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See 'Multiple Pricing System' and 'Dividends and Distributions.'

The information in the Summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                    Expense Information

The Fund offers multiple classes of shares. Each share of the Fund accrues income in the same manner, but certain expenses differ based upon the class. The following tables are intended to assist investors in understanding the various costs and expenses borne by each class of shares of the Fund:

                                         CLASS A           CLASS B                  CLASS C     CLASS O(d)
SHAREHOLDER TRANSACTION EXPENSES*
Maximum Sales Charge Imposed on
Purchases of Shares (as a percentage of
offering price)                          4.75%(a)          None                     None        None
Sales Charge Imposed on Reinvested
Dividends                                None              None                     None        None
Contingent Deferred Sales Charge
(as a percentage of original purchase
price or redemption price, whichever is
lower)                                   1% during the     5% first year,           1% during   None
                                         first year for    5% second year,          the first
                                         purchases of      4% third year,           year(c)
                                         $1 million or     3% fourth year,
                                         more(b)           2% fifth year,
                                                           1% sixth year, and
                                                           0% after sixth year(c)
Redemption Fees                          None              None                     None        None
Exchange Fee                             None              None                     None        None

       ------------------------------------------------------------------

 * Under certain circumstances, certain broker/dealers may impose additional transaction fees on the purchase and/or sale of shares. See 'Purchase of Shares.'

(a) Reduced for purchases of $50,000 and over, decreasing to 0% for purchases of $1,000,000 and over. See 'Purchase of Shares -- Class A Shares.'

(b) See 'Purchase of Shares -- Class A Shares' and 'Redemption of Shares -- Class A Shares.'

(c) See 'Purchase of Shares -- Class B Shares' and ' -- Class C Shares' and 'Redemption of Shares -- Class B Shares' and ' -- Class C Shares.'

(d) Only Class O shareholders are permitted to purchase Class O shares of the Fund.

SALOMON                 BROTHERS                INVESTMENT                SERIES

ANNUAL FUND OPERATING EXPENSES:

Information in the table below is given as a percentage of average daily net assets [after fee waiver and expense reimbursement, as indicated].

FUND                                                                    CLASS A        CLASS B        CLASS C        CLASS O
Management Fees [(after waivers)] [`D']                                      %              %              %              %
Rule 12b-1 Fees*                                                          .25%          1.00%          1.00%            --
Other Expenses [(after reimbursements)]** [`D']                              %              %              %              %
Total fund operating expenses [(after waivers and reimbursements)] [`D']    %               %              %              %

       ------------------------------------------------------------------

`D'        [Reflects the voluntary agreement by SBAM to impose an expense cap for the fiscal year ending
           December 31, 1998 on the Fund's total fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at the amounts shown in the table through the waiver of management fees and the reimbursement of expenses. The amounts shown are estimates and SBAM may impose an expense cap that results in lower total fund operating expenses for the Fund than the amounts shown in the table, though there can be no assurance to this effect. Absent such waiver, the ratio of management fees to average daily net assets would
           be   %, and the ratio of total fund operating expenses to average daily net assets would be   %,
             %,   % and   % for Class A, Class B, Class C and Class O shares, respectively.]
*          Upon conversion to Class A shares, Class B and Class C shares will no longer be subject to a distribution fee. Salomon Brothers receives an annual Rule 12b-1 service fee of .25% of the value of average daily net assets of Class A shares, and receives an annual Rule 12b-1 fee of 1.00% of the value of average daily net assets of Class B and Class C shares, consisting of a .75%
           distribution fee and a .25% service fee. See 'Multiple Pricing System -- Conversion Feature.'
**         As of the date of this Prospectus, the Fund had not commenced investment operations. The amounts set forth for 'Other expenses' are, therefore, based on estimates for the current fiscal year and will include fees for shareholder services, administration, custody, legal and accounting services, printing and registration.

       ------------------------------------------------------------------

The fees and expenses listed under the caption 'Annual Fund Operating Expenses' are described in this Prospectus under the captions 'Management' and 'Purchase of Shares -- Distribution Fees.'

For additional information with respect to the expenses identified in the table above, see 'Management' in the Statement of Additional Information.

EXAMPLE:

The following table demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each class of the Fund. The example assumes payment by the Fund of operating expenses at the levels set forth in the preceding table and are also based upon the following assumptions:

An investor would pay the following expenses on a $1,000 investment, assuming:
(1) 5% annual return; and (2) redemption at the end of each time period, with the exception of the lines marked 'Class B No Redemption,' in which case it is assumed that no redemption is made at the end of each time period.

FUND                                                                                 1 YEAR    3 YEARS
Class A Shares*                                                                       $         $
Class B Shares**                                                                      $         $
Class B No Redemption                                                                 $         $
Class C Shares**                                                                      $         $
Class O Shares                                                                        $         $

       ------------------------------------------------------------------

* Assumes deduction at the time of purchase of the maximum 4.75% sales charge.

** Assumes deduction at the time of redemption of the maximum CDSC applicable for that time period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES FOR THE FUND MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN. Moreover, while the example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%.

--------------------------------------------------------------------------------
                                    Investment Objectives
                                    and Policies

The investment objective of the Fund is capital growth. The Fund will seek to meet its objective by investing primarily in securities of foreign issuers that meet certain fundamental and technical standards of selection (relating primarily to acceleration of earnings and revenues) and have, in the opinion of the Sub-Adviser, potential for appreciation.

The investment objective of the Fund is deemed to be a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares, as defined in the 1940 Act. There can be no assurance that the Fund will achieve its investment objective.

The Fund will invest primarily in foreign issuers in developed countries and will invest primarily in equity securities (which include equity equivalents) of such issuers. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of foreign issuers from at least three countries outside of the United States.

Foreign issuers include foreign governments and their agencies and companies which: (a) are domiciled outside the United States; (b) derive at least 50% of their total revenue from goods produced or sold, investments made or services performed outside the United States; and/or (c) have securities which are traded principally on a stock exchange or over-the-counter market in a country other than the United States.

In order to achieve maximum investment flexibility, there are no prescribed limits on geographic asset distributions, on either a country-by-country or region-by-region basis. Investments in each of one or more countries may from time to time exceed 25% of the Fund's total assets. In addition, more than 25% of the Fund's total assets may be denominated or quoted in the currencies of each of one or more countries. While the Fund will invest primarily in foreign issuers in developed countries, it may also invest up to 25% of its total assets in securities of foreign issuers in developing or emerging market countries. Developed countries in which the Fund may invest are the United States, Canada, Japan, the United Kingdom, Germany, Austria, France, Italy, Ireland, Spain, Belgium, the Netherlands, Switzerland, Sweden, Finland, Norway, Denmark, Australia and New Zealand. While securities of U.S. issuers may be included in the portfolio from time to time, it is the primary intent of the Sub-Adviser to diversify investments in the Fund across a broad range of foreign issuers.

Equity securities in which the Fund may invest include common and preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity-linked debt securities, equity interests in trusts, partnerships, joint ventures or similar enterprises, American, Global or other types of Depositary Receipts and other equity securities. Other equity securities include: (i) securities that permit the Fund to receive: (a) an equity interest in an issuer; (b) the opportunity to acquire an equity interest in an issuer; and (c) the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer; and (ii) securities whose value or return is derived from the value of return of a different security.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Although the Sub-Adviser expects that most of the equity securities purchased by the Fund will be traded on a stock exchange or in an over-the-counter market, a number of foreign securities markets, particularly those located in emerging market countries, have substantially less volume than U.S. or other established markets and some of the stock exchanges in foreign countries are in the early stages of their development. For a more detailed discussion of the special risks which the Fund is subject to by virtue of its investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' An investment in the Fund should not be considered a complete investment program.

The principal criteria for inclusion of a security in the Fund's portfolio is its ability to meet the fundamental and technical standards of selection and, in the opinion of the Sub-Adviser, its potential to achieve better-than-average appreciation. If, in the opinion of the Sub-Adviser, a particular security satisfies these principal criteria, the security may be included in the Fund's portfolio, regardless of the location of the issuer or the percentage of the Fund's investments in the issuer's country (subject to the investment policies of the Fund) or region.

At the same time, however, the Sub-Adviser recognizes that both the selection of the Fund's individual securities and the allocation of the portfolio's assets across different countries and regions are important factors in managing an international portfolio. For this reason, the Sub-Adviser will also consider a number of other factors in making investment selections including: the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations.

Although the primary investment of the Fund will be equity securities, the Fund may also invest in other types of securities consistent with the accomplishment of the Fund's objective. When the Sub-Adviser believes that the total return potential of other securities equals or exceeds the potential return of equity securities, the Fund may invest up to 35% in such other securities.

The other securities in which the Fund may invest are bonds, notes and debt securities of companies and obligations of domestic or foreign governments and their agencies. Obligations of governments or their agencies can be in the form of conventional securities or other types of debt instruments such as fixed and floating rate loans ('Loans') arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ('Lenders'), participations in Loans ('Participations') or assignments of all or a portion of Loans from third parties ('Assignments'). See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.' The Fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by the Sub-Adviser to be of equivalent quality. See Appendix A to this Prospectus for a description of such ratings. While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a

SALOMON                 BROTHERS                INVESTMENT                SERIES

weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Fund may invest without limitation in non-U.S. convertible securities that are rated below investment grade. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

Notwithstanding the Fund's investment objective of capital growth, to meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents.
As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When the Sub-Adviser deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities with Limited Trading Markets.' As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. The Fund is currently authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies and activities other than the Fund's investment objective are not fundamental policies and may be changed by vote of the Series Funds' Board of Directors without the approval of shareholders.

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
--------------------------------------------------------------------------------
                                    Additional Investment Activities
                                    and Risk Factors

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected if the financial statements had been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency,

SALOMON                 BROTHERS                INVESTMENT                SERIES

inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. See ' -- High Yield Securities.'

Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. For a further discussion of certain risks involved in investing in foreign securities, particularly of emerging market issuers, see 'Additional Information on Portfolio Instruments and Investment
Policies -- Foreign Securities' in the Statement of Additional Information.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

WARRANTS. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Sub-Adviser based on guidelines established by the Board of Directors, are deemed creditworthy. SBAM or the Sub-Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the

SALOMON                 BROTHERS                INVESTMENT                SERIES

repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. The Sub-Adviser, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities. The Board of Directors periodically reviews purchases and sales of such securities. See 'Additional Information on Portfolio Instruments and Investment
Policies -- Rule 144A Securities' in the Statement of Additional Information.

FIXED-INCOME SECURITIES. To the extent that a portion of the Fund's portfolio is invested in fixed-income securities, changes in market yields will affect the Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Fund may from time to time invest in fixed-income securities, the net asset value of the Fund's shares may change as general levels of interest rates fluctuate. See 'Additional Information on Portfolio Instruments and Investment Policies -- Fixed Income Securities' in the Statement of Additional Information.

HIGH YIELD SECURITIES. The Fund may invest without limitation in convertible non-

SALOMON                 BROTHERS                INVESTMENT                SERIES

U.S. 'high yield' securities, commonly known as 'junk bonds.'

Under rating agency guidelines, medium-and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. See 'Additional Information on Portfolio Instruments and Investment
Policies -- High Yield Securities' in the Statement of Additional Information.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in Loan Participations and Assignments. The Fund considers these investments to be investments in debt securities for purposes of this Prospectus. Loan Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary

SALOMON                 BROTHERS                INVESTMENT                SERIES

market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to the Sub-Adviser the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participation that the Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Sub-Adviser, under the supervision of the Board of Directors, monitors Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

In valuing a Loan Participation or Assignment held by the Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and the Lender; (ii) the current interest rate; period until next rate reset and maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to generate income. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. The value of securities loaned will be marked to market daily. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund may be invested in securities in which the Fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

INVESTMENT FUNDS. The Fund may invest in unaffiliated investment funds which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and the Fund may not purchase more than 3% of the outstanding voting stock of such investment company. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment funds will result in special U.S. Federal income tax consequences described below under 'Taxation.' See 'Additional Information on Portfolio Instruments and Investment Policies -- Investment Funds' in the Statement of Additional Information.

BORROWING. The Fund may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code') in order to provide 'pass-though' tax treatment to shareholders. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

DERIVATIVES. The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, with the exception of currency transactions it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the Sub-Adviser determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as 'Derivatives'). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Derivatives successfully will depend on, in addition to the factors described above, the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's portfolio securities. The Fund is not a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the
CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that the Fund segregate cash, liquid high grade debt obligations or other assets to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the Derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses may be significantly greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

with Derivatives appears in Appendix B to this Prospectus and the Statement of Additional Information.

The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Taxation.'

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account consisting of liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

SHORT SALES. The Fund may from time to time sell securities short 'against the box.' If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result the Fund will lose the benefit of any such appreciation. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

--------------------------------------------------------------------------------
                             Multiple Pricing System

The primary distinction between the four classes of Fund shares offered through this Prospectus lies in their sales charge structures and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages for different investors and investors should choose the class that best suits their circumstances and objectives.

CLASS A SHARES. Class A shares are offered for sale at net asset value per share plus a front-end sales charge of up to 4.75% payable at the time of purchase. The initial sales charge may be reduced or waived for certain purchases of Class A shares. Certain Class A shares for which the front-end sales charge is waived may be subject to a CDSC of 1% within one year after the date of purchase. In addition, Class A shares are subject to a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets. The annual service fee is compensation for ongoing services provided by Salomon Brothers, the Fund's distributor (the 'Distributor'), to

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

shareholders, including payments to compensate selected securities dealers for such services. See 'Purchase of Shares -- Class A Shares -- Reduced Sales Charges' and ' -- Distributor' and 'Redemption of Shares -- Class A Share Purchases of $1 Million or More.'

CLASS B SHARES. Class B shares are offered for sale for purchases of less than $250,000. Class B shares are sold at net asset value without a front-end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining each year thereafter to 0% after the sixth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Any CDSC applicable to Class B shares excludes the time the shares were held in the Salomon Brothers Cash Management Fund, a Portfolio of the Investment Series (the 'Cash Management Fund'), and/or the Salomon Brothers New York Municipal Money Market Fund, also a Portfolio of the Investment Series (the 'New York Municipal Money Market Fund'), which bear no CDSC. For example, shares initially purchased as Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund which are subsequently exchanged for Class B shares of the Fund will be subject to any applicable CDSC due at redemption. See 'Shareholder Services -- Exchange Privilege.' In addition, Class B shares are subject to a Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets. Like the service fee applicable to Class A shares, the Class B service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services. Additionally, the distribution fee paid with respect to Class B shares compensates Salomon Brothers for selling those shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See 'Purchase of Shares -- Class B Shares' and
' -- Distributor.' Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See ' -- Conversion Feature' below.

CLASS C SHARES. Class C shares are offered for purchases of less than $1,000,000, are offered at net asset value without a front-end sales charge and are subject to a CDSC of 1% if redeemed within the first year of purchase. Any CDSC applicable to Class C shares excludes the time the shares were held in the Cash Management Fund and/or the New York Municipal Money Market Fund. See 'Shareholder Services -- Exchange Privilege.' Class C shares are subject to a Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets. Like the service fees applicable to Class A and Class B shares, the Class C service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services, and like the distribution fee applicable to Class B shares, the Class C distribution fee compensates Salomon Brothers for selling shares of that class. Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See 'Purchase of Shares -- Class C Shares' and

SALOMON                 BROTHERS                INVESTMENT                SERIES

' -- Distributor.' Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See ' -- Conversion Feature' below.

CLASS O SHARES. The Fund also offers Class O shares. However, only Class O shareholders are permitted to purchase Class O shares of the Fund. Class O Shares are not subject to any sales charge, distribution or service fees.

CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to a distribution fee. Such conversion will be on the basis of the relative net asset values of each class, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares and Class C shares from most of the burden of distribution-related expenses at such time as when the shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with Class B shares or Class C shares, as the case may be. If a shareholder effects one or more exchanges among Class B shares or Class C shares, as the case may be, of the Portfolios of the Investment Series during the applicable conversion period, the period of time during which Class B shares or Class C shares were held prior to an exchange will be added to the holding period of Class B shares or Class C shares acquired in an exchange. However, because Class B shares and Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B shares or Class C shares are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if Class B shares of a Portfolio of the Investment Series other than the Cash Management Fund or the New York Municipal Money Market Fund are exchanged for Class B shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of the Fund, the one year of ownership in the Cash Management Fund or the New York Municipal Money Market Fund does not count in the determination of the time of conversion to Class A shares.

For purposes of the conversion of Class B shares and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Class C shares, as the case may be, in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.

The conversion of Class B shares and Class C shares may be suspended under certain limited circumstances, in the event a ruling from the Internal Revenue Service or an opinion of counsel is not available. In that event, no further conversions of Class B shares or Class C shares would occur, and those shares might continue to be subject to distribution fees for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

FACTORS FOR CONSIDERATION. In evaluating the options offered by the Multiple Pricing System, investors should consider the foregoing factors, as well as the following: Class A, Class B and Class C shares all pay an annual Rule 12b-1 service

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

fee of .25% of average daily net assets, but Class A shares are not subject to the annual Rule 12b-1 distribution fee of .75% of average daily net assets paid by Class B and Class C shares, and, accordingly, Class A shares pay correspondingly higher dividends per share. However, because a front-end sales charge is deducted at the time of purchase of Class A shares, the entire purchase price is not immediately invested and, therefore, investors purchasing Class A shares initially own fewer shares than they would own if they had invested the same amount in Class B shares or Class C shares. Investors may, however, benefit from the reduction or waiver of the front-end sales charge applicable to Class A shares for certain purchases.

Although investors purchasing Class B or Class C shares benefit from the advantage of having all their funds invested initially, Class B and Class C shares remain subject to an ongoing distribution fee which causes them to have higher expenses and pay lower dividends than Class A shares and may be subject to a CDSC upon redemption. Class B shares differ from Class C shares, however, in that Class B shares may be subject to a CDSC upon redemption if redeemed within six years of purchase, whereas Class C shares are subject to a CDSC only if they are redeemed within one year after purchase. In addition, Class B shares automatically convert to Class A shares six years after the end of the month in which the shares were purchased and thereafter are not subject to an ongoing distribution fee, whereas Class C shares, which automatically convert to Class A shares ten years after the end of the month in which the shares were purchased, remain subject to an ongoing distribution fee for a longer time period. The purchase of Class C shares may therefore prove beneficial for an investor expecting to hold Fund shares for less than six years.

Because of the differences among the classes of shares, in deciding which class of shares to purchase, investors should consider, in addition to other facts and circumstances, the following factors:

(i) Class A shares are, in general, the most beneficial for the investor who qualifies for a waiver or certain reductions of the front-end sales charges, as described herein under 'Purchase of Shares -- Class A Shares.'

(ii) Class B and Class C shareholders may pay a CDSC upon redemption. Investors who expect to redeem during the six year CDSC period applicable to Class B shares or the one year CDSC period applicable to Class C shares should consider the cost of the applicable CDSC plus the aggregate annual distribution and service fees applicable to Class B and Class C shares, as compared with the cost of the front-end sales charge plus the aggregate annual service fees applicable to Class A shares.

(iii) Over time, the cumulative distribution and service fees applicable to Class B and Class C shares will approach and may exceed the 4.75% maximum front-end sales charge plus the service fee applicable to Class A shares. For example, assuming a constant net asset value, the aggregate distribution and service fees applicable to Class B and Class C shares would equal the front-end sales charge and aggregate service fees applicable to Class A shares at the end of the sixth year after purchase. Because Class B shares convert to Class A shares (which bear the same service fees as Class B and Class C shares but do not bear the expense of ongoing distribution fees) approximately six years after purchase, an investor expecting to hold Fund shares for longer than six years would generally pay lower cumulative expenses by purchasing Class A or Class B shares than by purchasing Class C shares. An investor expecting to hold Fund shares for less than six years would generally pay lower cumulative expenses by purchasing Class C shares than by purchasing Class A shares and, due to the CDSC that would become payable on redemption of Class B shares, such an investor would generally pay lower

SALOMON                 BROTHERS                INVESTMENT                SERIES

cumulative expenses by purchasing Class C shares than Class B shares.

(iv) Because Class B and Class C shareholders pay no front-end sales charge, the entire purchase price is immediately invested in Fund shares. Any return realized on the additional funds initially invested may partially or wholly offset the ongoing distribution fees applicable to Class B and Class C shares. There can be no assurance, however, as to the investment return, if any, which will be realized on such additional funds. Investors should consult their investment representatives for assistance in evaluating the relative benefits of the different classes of shares.

Dividends paid by the Fund with respect to all classes of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne exclusively by the applicable class. See 'Dividends and Distributions.' Net asset value per share will also differ among the classes. Shares of the Fund may be exchanged for shares of the same class of any other Portfolio of the Investment Series, but not for shares of other classes of other Portfolios of the Investment Series. See 'Shareholder Services -- Exchange Privilege.'

--------------------------------------------------------------------------------
                              Investment Limitations

The following investment restrictions and those described in the Statement of Additional Information are fundamental policies applicable to the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the Statement of Additional Information and the Fund's investment objective, the other policies and percentage limitations referred to in this Prospectus and in the Statement of Additional Information are not fundamental policies of the Fund and may be changed by the Series Funds' Board of Directors without shareholder approval.

If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Fund may not:

(1) purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund;

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

(2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding); or

(3) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

--------------------------------------------------------------------------------
                                               Management

The business and affairs of the Fund are managed under the direction of the Series Funds' Board of Directors. The Board of Directors approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, sub-adviser, administrator, custodian and transfer agent. The day-to-day operations

SALOMON                 BROTHERS                INVESTMENT                SERIES

of the Fund are delegated to the Fund's investment manager and administrator. The Statement of Additional Information contains general background information regarding each director and executive officer of the Series Funds.

INVESTMENT MANAGER

The Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Inc ('SI'), as its investment manager under an investment management contract to manage the Fund's investment program, operations and related matters. SBAM was incorporated in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. In providing such services, SBAM has access to SI's more than 400 economists and analysts. As of July 31, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $24.2 billion of assets. Michael S. Hyland serves as President of SBAM. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

Pursuant to a subadvisory agreement, SBAM has delegated to the Sub-Adviser, whose business address is 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004, the responsibility for daily portfolio management of the Fund, subject to the supervision of SBAM. The Sub-Adviser, which is affiliated with SBAM as a result of SBAM's indirect minority investment in it, is compensated by SBAM at no additional cost to the Fund. The Sub-Adviser is owned 80% by individuals who serve the Sub-Adviser in key professional capacities and 20% by Salomon Brothers Asset Management G.P., Inc, an indirect wholly-owned subsidiary of SBAM. The Sub-Adviser, which was organized in 1997, is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

Theodore J. Tyson is primarily responsible for the day-to-day management of the Fund. Mr. Tyson is the Chief Investment Officer and a Senior Manager of the Sub-Adviser. Prior to forming the Sub-Adviser in April 1997, Mr. Tyson was a Vice President and Portfolio Manager of Investors Research Corporation. While at Investors Research Corporation, Mr. Tyson founded the international equity investment area for American Century Investors and headed the area for American Century until his departure. Mr. Tyson served as a portfolio manager of the Twentieth Century International Growth Fund from its inception in May 1991 through March 1997 and as a portfolio manager of the Twentieth Century International Discovery Fund from its inception in April 1994 through March 1997.

Subject to a policy established by the Board of Directors, which has overall responsibility for the business and affairs of the Fund, and subject to the supervision of SBAM, the Sub-Adviser manages the investment and reinvestment of the Fund's assets pursuant to the subadvisory agreement. In addition to supervising the Fund's investment program, SBAM furnishes office space, personnel and certain facilities required for the performance by SBAM of certain additional services provided by it to the Fund under the management contract, including supervision of Fund operations, certain administrative and clerical services, SEC compliance and monitoring the performance of the Fund's outside service providers. In addition, SBAM pays the compensation of the Fund's officers, employees and directors affiliated with SBAM. Except for the expenses paid by SBAM that are described herein, the Fund bears all costs of its operations.

SALOMON                 BROTHERS                INVESTMENT                SERIES

As compensation for its services, the Fund pays SBAM a monthly fee at an annual
rate of    % of the Fund's average daily net assets. For the 1998 fiscal year,
SBAM has voluntarily agreed to impose an expense cap on total Fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as
litigation and indemnification expenses) at    % of the Fund's total Fund
operating expenses. See 'Expense Information -- Annual Fund Operating Expenses.'

SBAM pays the Sub-Adviser, from its investment management fee, as full compensation for its services provided under the subadvisory agreement, a subadvisory fee at an annual rate of .25% of the Fund's average daily net assets.

SBAM may waive all or part of its fee from time to time in order to increase the Fund's net investment income available for distribution to shareholders. The Fund will not be required to reimburse SBAM for any advisory fees waived. SBAM may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to .12% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such selected dealers.

The services of SBAM and the Sub-Adviser are not deemed to be exclusive, and nothing in the relevant agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers (the 'NASD'), and subject to seeking the most favorable price and execution available, the investment manager may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. The Fund may use Salomon Brothers and its affiliates to execute portfolio transactions when the investment manager believes that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See the Statement of Additional Information for a more complete description of the Fund's policies with respect to portfolio transactions.

DISTRIBUTOR

Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, serves as the Fund's distributor. Salomon Brothers is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by SI. It is also one of the largest securities dealers in the world and a registered broker-dealer. Salomon Brothers makes markets in securities and provides a broad range of underwriting, research, and financial advisory services to governments, international corporations, and institutional investors. Salomon Brothers from time to time may receive fees from the Fund in connection with the execution of portfolio transactions on behalf of the Fund. See 'Purchase of Shares -- Distribution Fees.'

ADMINISTRATOR

The Fund employs [                  ] (the 'Administrator') under an
administration agreement to provide certain administrative services. The Administrator is not involved in the Fund's investment decisions.

[The services provided by the Administrator under the applicable administration agreements include certain

SALOMON                 BROTHERS                INVESTMENT                SERIES

accounting, clerical and bookkeeping services, Blue Sky reports, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For its services, the Fund pays the Administrator a fee, calculated daily and payable monthly, at an
annual rate of    % of the Fund's aggregate average daily net assets.]

EXPENSES

The Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class based on either expenses identifiable to the class or relative net assets of the class and other classes of Fund shares.

-------------------------------------------------------------------------
                                    Determination
                                    of Net Asset Value

For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to the Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Net asset value per share of each class of the Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise pursuant to procedures adopted by the Series Funds' Board of Directors. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by

SALOMON                 BROTHERS                INVESTMENT                SERIES

consideration of other factors by or under the direction of the Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In valuing the Fund's assets, any assets or liabilities initially expressed in terms of a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Corporate actions by issuers of foreign securities held by the Fund, such as payment of dividends or distributions, are reflected in the net asset value on the ex-dividend date therefor, except that such actions will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                    Purchase of Shares

Shares of the Fund may be purchased through First Data Investor Services Group, Inc. ('Investor Services Group') (the 'Transfer Agent') or from selected dealers. Purchases of shares made through a selected dealer should be made in accordance with the procedures prescribed by such selected dealer. The Fund reserves the right to reject any purchase order in whole or in part.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Shares may be purchased initially by completing a Purchase Application and mailing it, together with a check payable to Salomon Brothers Funds to:

Salomon Brothers International Growth Fund
c/o Investor Services Group
P.O. Box 5127
Westborough, MA 01581-5127

Initial purchases of Fund shares may not be made by third party checks.

Subsequent investments may be made at any time through a selected dealer or by mailing a check to Investor Services Group, at the address set forth above, along with the detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund account number on the check. If an investor's purchase check is not collected, the purchase will be cancelled and Investor Services Group will charge a fee of $10 to the shareholder's account. Investor Services Group does not intend to resubmit such checks for collection.

Subsequent investments may also be made by wiring federal funds to Investor Services Group. Prior notification by telephone is not required. The investor should instruct the wiring bank to transmit the specified amount in federal funds to:

SALOMON                 BROTHERS                INVESTMENT                SERIES

Boston Safe Deposit and Trust Company
Boston, Massachusetts
ABA No. 011-001-234
Account #142743
Attn: Salomon Brothers International
  Growth Fund
Name of Account:
Account # (As assigned):

Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. If wires are received after 4:00 p.m. New York time, or during a bank holiday, purchases will be confirmed at the price determined on the next business day of the Fund.

MINIMUM INVESTMENT

The minimum initial investment in any class of shares in the Fund is $500 and the minimum subsequent investment is $50. However, for IRAs and Self-Employed Retirement Plans (formerly Keogh Plans), the minimum initial investment in any class of shares of the Fund is $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as Automatic Investment Plans, Automatic Dividend Diversification and Systematic Investing. See 'Shareholder Services.' When purchasing shares of the Fund, investors must specify the class of shares. The Fund and the investment manager reserve the right to reject any purchase order, to suspend the offering of shares for a period of time or to waive or lower the minimum investment requirements.

TIMING OF PURCHASE ORDERS

Orders for the purchase of Fund shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that the Fund calculates its net asset value and either transmitted to Salomon Brothers by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to Investor Services Group, through the facilities of the National Securities Clearing Corporation ('NSCC') by 8:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See 'Determination of Net Asset Value.' It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Brothers or Investor Services Group through the facilities of the NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See 'How to Open an Account and Purchase Shares' above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

STOCK CERTIFICATES

Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request at no cost to the shareholder. No certificates are issued for fractional shares.

MULTIPLE PRICING SYSTEM

The Fund currently offers three classes of shares to the general public through the

SALOMON                 BROTHERS                INVESTMENT                SERIES

Multiple Pricing System. Although the Class A, Class B and Class C shares of the Fund represent an interest in the same portfolio of investments, each class is subject to different sales charge structures and expense levels. Class A shares of the Fund are sold with a front-end sales charge and may, under limited circumstances, be subject to a CDSC upon redemption. Class B shares and Class C shares of the Fund are sold without a front-end sales charge but may be subject to a CDSC upon redemption. The Multiple Pricing System allows investors to select the class that is best suited to their needs and objectives. In considering the options afforded by the Multiple Pricing System, investors should consider both the applicable front-end sales charge or CDSC, as well as the applicable service or distribution fee, and other relevant factors such as whether their investment goals are long-term or short-term in order to determine the class that best suits their circumstances and objectives. See 'Multiple Pricing System' for a discussion of factors to consider in selecting which class of shares to purchase. In addition, Class O shareholders may purchase additional Class O shares which are sold at net asset value and are not subject to any sales charges, distribution or service fees.

CLASS A SHARES

The public offering price for Class A shares of the Fund is the per share net asset value of that class plus a front-end sales charge, expressed as a percentage of the offering price as set forth in the table below. However, when Class A shares of the Cash Management Fund or the New York Municipal Money Market Fund on which no sales charge has been paid or waived are exchanged for Class A shares of the Fund, the sales charge applicable to purchases of Class A shares will be assessed at that time.

                           CLASS A SALES CHARGE TABLE

                                                                              CONCESSION TO
                                                           PERCENTAGE OF     BROKER-DEALER AS
            AMOUNT OF                  PERCENTAGE OF       THE NET AMOUNT    A PERCENTAGE OF
         PURCHASE PAYMENT            THE OFFERING PRICE       INVESTED        OFFERING PRICE

Less than $50,000                           4.75%               4.99%              4.25%
$50,000 but less than $100,000              4.50%               4.71%              4.00%
$100,000 but less than $250,000             4.00%               4.17%              3.50%
$250,000 but less than $500,000             2.50%               2.56%              2.25%
$500,000 but less than 1 million            2.00%               2.04%              1.75%
$1 million or more                          None*                None                 **

       ------------------------------------------------------------------

* With respect to purchases of Class A shares of $1 million or more, a CDSC will apply if the shares are redeemed within one year after purchase. See 'Redemption of Shares -- Class A Share Purchases of $1 million or more.'

** The Distributor may in its discretion compensate selected dealers in connection with the sale of Class A Shares in an aggregate amount of $1 million or more up to the following amounts:

                                       DEALER'S
AMOUNT OF PURCHASE                    CONCESSION
-----------------------------------   ----------

1 million up to $2 million               1.00%
Over $2 million up to $3 million          .75%
Over $3 million up to $5 million          .50%
Over $5 million                           .25%

The Distributor may reallow concessions to selected dealers and retain the balance over such concessions, and at times the Distributor may reallow the entire front-end sales charge to such dealers. In such circumstances, dealers may be deemed to be 'underwriters' as that term is defined under the 1933 Act. The Distributor has

SALOMON                 BROTHERS                INVESTMENT                SERIES

determined to reallow the entire front-end sales charge to dealers for sales of Class A shares until further notice.

REDUCED SALES CHARGES

Investors purchasing Class A shares may be able to benefit from a reduction or elimination of the front-end sales charge through several purchase plans.

RIGHT OF ACCUMULATION. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may combine the total of the value of the shares being purchased with the amount equal to the current net asset value of the investor's holdings of Class A shares in all Portfolios of the Investment Series, excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund. Also, for purposes of the foregoing calculation, Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) beneficially owned by the investor's spouse and the investor's children under the age of 21 may, upon written notice to the transfer agent, also be included in the investor's beneficial holdings at the current net asset value to reach a level specified in the above table. The investor must notify the transfer agent in writing of all share accounts to be considered in exercising the right of accumulation described above.

LETTER OF INTENT. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Fund and other Portfolios of the Investment Series to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front-end sales charge. All Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market
Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table above.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front-end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the Fund, the transfer agent or eligible securities dealers.

GROUP PURCHASES. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements; one such requirement is that the plan must be open to specified

SALOMON                 BROTHERS                INVESTMENT                SERIES

partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The Distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the Distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which: (i) has been in existence for more than six months; (ii) has a purpose other than acquiring Fund shares at a discount; and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.

CERTAIN QUALIFIED PURCHASERS. No front-end sales charge is applicable to any sale of Class A shares to a Director or officer of the Series Funds and to their immediate families (i.e., the spouse, children, mother or father of such persons), employees of SBAM and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling
Broker to clear purchases of the Fund's shares and their immediate families, participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers, any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with Salomon Brothers or investors who purchase Class A shares with proceeds from the sale of shares of any other investment company with respect to which the investor previously paid a commission, whether a front-end sales charge or CDSC or otherwise.

CLASS B SHARES

Class B shares of the Fund are offered for sale at net asset value and are offered for purchases of less than $250,000. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares. See 'Redemption of Shares' which describes the CDSC in greater detail.

In general, a sales commission of 4% of the amount of Class B share purchases will be paid by the Distributor to broker-dealers at the time of sale.

CLASS C SHARES

Class C shares of the Fund are offered for sale at net asset value and are offered for purchases of less than $1,000,000. Class C shares are sold without a front-end sales charge and are subject to a CDSC of 1% within the first year of purchase.

A sales commission of 1% of the amount of Class C shares will be paid by the

SALOMON                 BROTHERS                INVESTMENT                SERIES

Distributor to broker dealers at the time of sale.

CLASS O SHARES

Class O shares of the Fund are available only to current holders of Class O shares in Portfolios of the Investment Series. Class O shares are not subject to any sales charges.

DISTRIBUTION FEES

Each class of the Fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan' and the 'Class C Plan,' collectively, the 'Plans') adopted pursuant to Rule 12b-1 promulgated under the 1940 Act, to pay Salomon Brothers an annual service fee with respect to Class A, Class B and Class C shares of the Fund at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of the Fund at the rate of .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan. The service fees are used for servicing shareholder accounts, including payments by Salomon Brothers to selected securities dealers. The distribution fees are paid to Salomon Brothers to compensate for activities primarily intended to result in the sale of Class B and Class C shares. The expenses incurred in connection with these activities include: costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and other Salomon Brothers' branch office distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for the Distributor's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Fund's shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the CDSC received by the Distributor. Under the Plans, Salomon Brothers may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the Fund (a 'trail fee') with respect to accounts that dealers continue to service. With respect to Class B shares, Salomon Brothers will pay broker-dealers at the time of sale a commission of 4% of the purchase price and a quarterly trail fee at an annual rate of .25% which will begin to accrue in the thirteenth month after settlement. With respect to Class C shares, Salomon Brothers will pay broker-dealers at the time of sale a commission of 1% of the purchase price and a quarterly trail fee at an annual rate of .90% which will begin to accrue in the thirteenth month after settlement. In addition, with respect to Class A shares, Salomon Brothers will pay broker-dealers at the time of sale a commission as discussed above under 'Purchase of Shares -- Class A Shares' and a quarterly trail commission at an annual rate of .25% which will begin to accrue immediately after settlement.

Sales personnel of broker/dealers distributing the Fund's shares and any other persons entitled to receive compensation for selling or servicing the Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by the Distributor and dealers in connection with the sale of shares will be paid, in the case of Class A shares, from the proceeds of front-end sales charges and the ongoing service fees; and in the cases of Class B and Class C shares, from the proceeds of applicable

SALOMON                 BROTHERS                INVESTMENT                SERIES

CDSCs and ongoing distribution and service fees. Investors should understand that the purpose of the front-end sales charge and ongoing service fees applicable to Class A shares is the same as that of the CDSCs and ongoing distribution and service fees applicable to Class B and Class C shares.

The Plans provide that Salomon Brothers may make payments to assist in the distribution of the Fund's shares out of the other fees received by it or its affiliates from the Fund, its past profits or any other sources available to it. From time to time, Salomon Brothers may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Salomon Brothers under the Plans and payments by Salomon Brothers to selected securities dealers are payable without regard to actual expenses incurred. The Distributor may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Fund. In addition, the Distributor may also, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Fund's shares or the amount that the Fund will receive as proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front-end sales charges and CDSCs retained by the Distributor, any applicable Plan payments or the Distributor's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

                                ---------------

Under certain circumstances, certain broker/dealers may impose additional transaction fees on the purchase and/or sale of shares.

--------------------------------------------------------------------------------
                                Redemption of Shares

Shareholders may redeem all or any part of their shareholdings on any business day at the applicable net asset value next determined after the receipt of proper redemption instructions. The value of shares on redemption may be more or less than the investor's cost.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. Payment of the redemption price will be made within seven days after receipt of the redemption instructions in good order (or such shorter time period as may be required), but the Fund may suspend the right of redemption during any period when: (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension; or (iii) an emergency exists, as defined by rules of the SEC, making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable.

No redemption requests will be processed until the Fund has received a completed Purchase Application. If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. The Fund will not credit redemption proceeds for any shares until checks received in payment for such shares have been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal funds or bank wire, or by a certified or cashier's check.

REDEMPTION THROUGH SELECTED DEALERS

Salomon Brothers will accept orders from dealers with whom it has sales agreements for the repurchase of shares held by investors. Redemption orders received by the dealer prior to the close of trading on the NYSE on any business day and transmitted to Salomon Brothers prior to the close of its business day (normally 5:00 p.m., New York time), or transmitted by the dealer to Investor Services Group through the facilities of the NSCC by 8:00 p.m. New York time, are effective that day. Otherwise, the shares will be redeemed at the applicable net asset value next determined. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the investor a fee for executing the order. This redemption arrangement is discretionary and may be withdrawn or modified at any time.

REDEMPTION BY MAIL

Shares may be redeemed by mail by submitting the following documents:

(1) Written instructions from registered owner(s), signed exactly as shares are registered (facsimile instructions will not be accepted);

(2) All certificates, if any, to be redeemed;

(3) If shares to be redeemed have a net asset value of $50,000 or more, a letter or a stock power signed by the registered owner(s) with the signature(s) guaranteed by an acceptable guarantor. A guarantee of each shareholder's signature is required for all redemptions, regardless of the amount involved, when: (i) the proceeds are to be paid to someone other than the registered owner(s) of the shares redeemed; (ii) are to be wired to a bank; or (iii) are to be sent to other than the registered address. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ('STAMP') and the Stock Exchanges Medallion Program. Stockholders with any questions regarding signature-guarantees should call the telephone number listed on the cover; and

(4) In the case of shares of record held in the name of a corporation, trust, fiduciary or partnership, the redemption agent requires evidence of authority to sign and a stock power with signature(s) guaranteed.

SALOMON                 BROTHERS                INVESTMENT                SERIES

TO EXPEDITE PROCESSING OF REDEMPTIONS BY MAIL, SHAREHOLDERS SHOULD SUBMIT REDEMPTION REQUESTS AND ALL RELATED DOCUMENTS DIRECTLY TO FIRST DATA INVESTOR SERVICES GROUP, INC., P.O. BOX 5127, WESTBOROUGH, MA 01581-5127.

Checks for redemption proceeds will be mailed within seven days after redemption to the shareholder's address of record on file with the Transfer Agent unless other instructions in proper form are received.

Upon request, the proceeds of a redemption amounting to $500 or more will be sent by federal funds or bank wire to the shareholder's predesignated bank account.

TELEPHONE REDEMPTION PRIVILEGE

Shareholders having direct accounts with Investor Services Group may redeem shares by means of the Telephone Redemption Privilege. The Application for Telephone Redemption Privilege must be completed by the shareholder with the signature(s) guaranteed in the manner described above under 'Redemption by Mail' prior to initiating a telephone redemption.

Shareholders cannot apply the Telephone Redemption Privilege to shares held in certificate form or for accounts requiring additional supporting documentation for redemptions such as trust, corporate, estate and guardian accounts.

Proceeds from the telephone redemption will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described below under 'Redemption by Wire.' The check will be made payable to the registered shareholder(s) and sent to the address of record on file with Investor Services Group.

Shareholders should realize that by making redemption requests by telephone, they may be giving up a measure of security that they may have if they were to redeem their shares in writing. The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor Investor Services Group will be liable for following redemption instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The
Fund and Investor Services Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or Investor Services Group may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting a redemption by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

REDEMPTION BY WIRE

If redemption by wire has been elected on the Purchase Application, shares may be redeemed, in the amount of $500 or more, on any business day upon request made by telephone or letter. No signature guarantee is required on such a redemption request. To elect this service subsequent to opening an account, call SBAM or Investor Services Group for further information.

You may either:
Telephone the redemption request to Investor Services Group at (800) 446-1013 or mail the request to Investor Services Group at the following address:

Salomon Brothers International Growth Fund
c/o Investor Services Group
P.O. Box 5127
Westborough, MA 01581-5127

Proceeds of wire redemptions of $500 or more will be wired to the shareholder's bank indicated in the Purchase Application or by letter which has been properly

SALOMON                 BROTHERS                INVESTMENT                SERIES

guaranteed. Checks for redemption proceeds of less than $500 will be mailed to the shareholder's address of record.

Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

SMALL ACCOUNTS

Under the Fund's present policy, it reserves the right to redeem upon not less than 30 days' notice, the shares in an account which have a value of $500 or less or, in the case of an IRA or Self-Employed Retirement Plan, $250 or less if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

CONTINGENT DEFERRED SALES CHARGES

Redemptions may be subject to a CDSC as described below. Shares initially purchased in the Cash Management Fund or the New York Municipal Money Market Fund which are subsequently exchanged for shares of the Fund will be subject to any applicable CDSC due at redemption. Shares of the Fund may be exchanged for shares of any other Portfolio of the Investment Series without the imposition of a CDSC, although a CDSC may apply upon redemption of the shares acquired through the exchange. See 'Shareholder Services -- Exchange Privilege.'

Because shares of the Cash Management Fund and the New York Municipal Money Market Fund are not subject to any distribution or service fees, any applicable CDSC period is tolled for the period of time in which shares of the Fund are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if shares of the Fund are exchanged for shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently redeemed one year later, only the first two years of ownership count in the determination of the applicable CDSC percentage to be applied to that redemption.

The CDSC is assessed on an amount equal to the lesser of the net asset value at redemption or the initial purchase price of the shares being redeemed. In determining the amount of the CDSC that may be applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, any shares in the redeeming shareholder's account that may be redeemed without charge will be assumed to be redeemed prior to those subject to a charge. In addition, if the CDSC is determined to be applicable to redeemed shares, it will be assumed that shares held for the longest duration are redeemed first. No CDSC is imposed on: (i) amounts representing increases in the net asset value per share and (ii) shares acquired through reinvestment of income dividends or capital gains distributions.

The CDSC may be waived on a redemption of shares in connection with:

(a) redemptions made following the death or disability (as defined in the Code), of a shareholder; (b) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size; (c) a tax-free return of an excess contribution to any retirement plan; (d) exchanges; (e) automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of their initial account balances (see 'Shareholder Services -- Automatic Withdrawal Plan'); (f) redemptions of shares in connection with mandatory post-retirement distributions and withdrawals from retirement plans or IRAs; (g) redemption proceeds from other Portfolios of the Investment Series that are reinvested within 60 days of the

SALOMON                 BROTHERS                INVESTMENT                SERIES

redemption (see 'Shareholder Services -- Reinstatement Privilege'); (h) certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans; and (i) redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers or SBAM.

CLASS A SHARE PURCHASES
OF $1 MILLION OR MORE

Class A shares that were purchased without a sales charge by reason of a purchase of $1 million or more within one year after the date of purchase are subject to a CDSC of 1% if redeemed within the first year of purchase.

CLASS B SHARES

Class B shares that are redeemed within six years of purchase are subject to a CDSC at the rates set forth in the table below, charged as a percentage of the dollar amount subject thereto. The amount of any CDSC payable upon redemption varies depending on the number of years elapsed from the time of the purchase of Class B shares until the time of redemption. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares until redemption, all orders accepted during a month are aggregated and deemed to have been made on the last business day of that month.

                               CLASS B CDSC TABLE

                                               CDSC AS A
                                             PERCENTAGE OF
                                             DOLLAR AMOUNT
YEAR(S) SINCE PURCHASE ORDER               SUBJECT TO CHARGE
----------------------------------------   ------------------

Up to 2 years                                      5%
2 years or more but less than 3 years              4%
3 years or more but less than 4 years              3%
4 years or more but less than 5 years              2%
5 years or more but less than 6 years              1%
6 or more years                                    0%

CLASS C SHARES

Class C shares are subject to a CDSC of 1% if redeemed within the first year of purchase.

--------------------------------------------------------------------------------
                           Performance Information

From time to time, the Fund may advertise its standardized and nonstandardized 'average annual total return' over various periods of time. Total return is computed separately for each class of shares of the Fund. Total return figures show the average annual percentage change in value of an investment in the Fund from the beginning date of the measuring period to

SALOMON                 BROTHERS                INVESTMENT                SERIES

the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the same class. Total return figures for the Fund's Class A shares include the maximum initial 4.75% sales charge and for Class B and Class C shares include any applicable CDSC during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of the Fund's shares.

Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is presented in the aggregate rather than as an annual average.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum 4.75% sales charge for the Class A shares or any applicable CDSC for Class B and Class C shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. Performance figures are based on historical earnings and are not intended to indicate future performance. See 'Performance Data' in the Statement of Additional Information.

--------------------------------------------------------------------------------
                       Dividends and Distributions

The Fund will declare dividends from net investment income annually and pay them annually.

Net investment income is the Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net investment income generally includes all taxable income of the Fund other than net realized long-term capital gains.

Dividends are determined in the same manner and are paid in the same amount for each Fund share, except certain expenses borne differ by class. In addition, the maximum distribution and service fees payable by the Class B and Class C shares of the Fund are more than the maximum fees payable by the Fund's Class A and Class O shares. Moreover, Class O shares are not subject to any distribution or service fees. As a result, the per share dividends on the Class O shares will generally be higher than Class A, Class B and Class C shares of the Fund and the per share dividends on Class A shares of the Fund will generally be higher than those on Class B and Class C shares.

The Fund distributes annually any 'net capital gain' (i.e., the excess of the Fund's net realized long-term capital gains over net realized short-term capital losses) from the sale of securities.

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, the Fund reserves the right to reinvest the dividend and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made.

If, for any full fiscal year, the Fund's total distributions exceed net investment income and net capital gain, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net capital gain, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

Dividend and/or capital gain distributions will be reinvested automatically in additional shares of the same class of the Fund at the applicable net asset value per share and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gains distributions in cash. A shareholder who does not have a brokerage account may inform Investor Services Group, by notice sent to P.O. Box 5127, Westborough, Massachusetts 01581-5127, that he or she wishes to receive such dividends or distributions in cash directly from Investor Services Group. If such distribution is to be sent to an address other than the address on record, a signature guarantee is required. See 'Redemptions by Mail' above for instructions concerning signature guarantees. Such signature must be signed exactly as registered with Investor Services Group. Shareholders may change the distribution option at any time by mailing written notification to Investor Services Group at the above address or by calling (800) 446-1013 prior to the record date of any such dividend or distribution.

--------------------------------------------------------------------------------
                                                      Taxation

FEDERAL INCOME TAX MATTERS. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. If in any year the Fund fails to qualify as a regulated investment company, the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.

The Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income.

The Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, the Fund intends to make sufficient distributions to avoid the application of both the corporate income and excise taxes.

All dividends and distributions to shareholders of the Fund of net investment income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income (which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses), are taxable to shareholders as ordinary income.

Distributions of net capital gains designated by the Fund as 'capital gain dividends' will be taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. It is not expected that a significant portion of the Fund's dividends will qualify for the dividends received deduction available to corporations. Under recently enacted legislation, the maximum rate of tax on long-term capital gains of individuals will generally be reduced from 28% to 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized after July 28, 1997 with respect to capital assets held for more than 18 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%. Under a literal reading of the legislation, capital gain dividends paid by a regulated investment company would not appear eligible for the reduced capital gain rates. However, the legislation authorizes the Treasury Department to promulgate regulations that would apply the new rates to capital gain dividends paid by a regulated investment company. With respect to corporate taxpayers, long-term capital gains currently are taxed at the same federal income tax rates as ordinary income and short-term capital gains. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable even though the net asset value of shares of the Fund is reduced by the distribution.

The Fund may be required to pay withholding or other taxes to foreign governments on dividends and interest. If the Fund qualifies as a regulated investment company, the distribution requirements are met, and if more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations,

SALOMON                 BROTHERS                INVESTMENT                SERIES

the Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. federal income tax regulations as paid by its shareholders. The Fund expects to qualify for this election.

The redemption, sale or exchange of shares of the Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. If a shareholder sells or otherwise disposes of shares of the Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if the Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in the stock of passive foreign investment companies or securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

The Fund may be required to withhold federal income tax at a rate of 31% ('backup withholding') from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ('IRS') notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

Depending on the residence of the shareholder for tax purposes, distributions

SALOMON                 BROTHERS                INVESTMENT                SERIES

may also be subject to state and local taxes or withholding taxes.

Statements detailing the tax status of each shareholder's dividends and distributions will be mailed annually.

The foregoing is intended to be general information to shareholders and potential investors in the Fund and does not constitute tax advice. Shareholders and potential investors should consult their own tax advisers regarding federal, state, local and foreign tax consequences of ownership of shares in the Fund.

--------------------------------------------------------------------------------
                                   Shareholder Services

The Fund offers the following shareholder services. See the Statement of Additional Information for further details about these services or call or write the Fund.

AUTOMATIC INVESTMENT PLAN

An investor who opens an account and wishes to make subsequent, periodic investments in the Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the account. The bank at which the bank account is maintained must be a member of the Automated Clearing House
(ACH). The investor specifies the frequency with which the investments occur (monthly, every alternate month, quarterly, etc.) with the exception that no more than one investment will be processed each month. On or about the tenth of the month, the Fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit.

AUTOMATIC DIVIDEND DIVERSIFICATION ('ADD')

The ADD program allows an investor to have all dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Portfolio of the Investment Series. The receiving account must be in the same name as the investor's existing account. The purchase of shares of the Portfolio of the Investment Series receiving the cross-investment of the dividends will be made using the net asset value at the close of business of the dividend payable date.

SYSTEMATIC INVESTING

An investor may request that shares of any class of the Fund be exchanged monthly for shares of the same class of any other Portfolio of the Investment Series. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instructions provided on the initial account application or on the Systematic Investing application. This Systematic Investing program is also referred to as 'Dollar Cost Averaging.'

SALOMON                 BROTHERS                INVESTMENT                SERIES

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange all or part of their shares for shares of the same class of any other Portfolio of the Investment Series, at the applicable relative net asset value per share without the imposition of any front-end sales charge or CDSC, except as described below. Shares of the Fund are eligible for exchange 30 days after purchase. Shares of one class may not be exchanged for shares of any other class of any Portfolio of the Investment Series. Fund shares may be exchanged for shares of any of the following
Portfolios:

SALOMON BROTHERS CASH MANAGEMENT FUND. The objective of the Cash Management Fund is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund will seek to attain its objective by investing in a broad range of high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND. The objective of the New York Municipal Money Market Fund is to seek as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The Fund seeks to achieve its objective by investing primarily in high-quality, short-term municipal obligations issued by or on behalf of the State of New York or by its instrumentalities or political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes. The Fund seeks to maintain a stable net asset value of $1.00 per share.

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND. The objective of the National Intermediate Municipal Fund is to achieve a high level of current income which is exempt from regular federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade municipal obligations.

SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND. The objective of the U.S. Government Income Fund is to seek a high level of current income. The Fund seeks to achieve its objective by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities.

SALOMON BROTHERS HIGH YIELD BOND FUND. The objective of the High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by its investment manager to be of comparable quality.

SALOMON BROTHERS STRATEGIC BOND FUND. The primary objective of the Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving its investment manager broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to achievement of the Fund's investment objectives.

SALOMON BROTHERS TOTAL RETURN FUND. The Total Return Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its

SALOMON                 BROTHERS                INVESTMENT                SERIES

objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

SALOMON BROTHERS ASIA GROWTH FUND. The Asia Growth Fund's objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of companies organized under the laws of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand or any other country in the Asian region (other than Japan, Australia and New Zealand) that currently or in the future permits foreign investment.

SALOMON BROTHERS SMALL CAP GROWTH FUND. The investment objective of the Small Cap Growth Fund is long-term growth of capital. The Fund will seek to meet its objective by investing primarily in securities of U.S. issuers with market capitalizations of less than $1 billion at the time of initial purchase.

SALOMON BROTHERS INVESTORS FUND. The Investors Fund's primary objective is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

SALOMON BROTHERS CAPITAL FUND. The objective of the Capital Fund is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk. Current income is an incidental consideration.

For purposes of determining a shareholder's holding period in the calculation of any applicable CDSC, the period of time during which shares were held prior to an exchange will be added to the holding period of shares acquired in an exchange. However, the CDSC period is tolled for any period of time in which shares are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if shares of the Fund subject to a CDSC are exchanged for shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently redeemed one year later, only the first two years of ownership count in the determination of the applicable CDSC percentage to be applied to that redemption. Furthermore, when Cash Management Fund shares or New York Municipal Money Market Fund shares are exchanged for shares of the Fund, the CDSC becomes applicable to those shares commencing at the time of exchange. If such shares are subsequently redeemed, only time of ownership spent in Portfolios of the Investment Series that impose a CDSC counts toward determining the applicable CDSC.

The Fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor Investor Services Group will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund and Investor Services Group may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or Investor Services Group may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange of shares of the Fund for shares of another Portfolio is treated for

SALOMON                 BROTHERS                INVESTMENT                SERIES

federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with an exchange. See 'Taxation' above.

The exchange privilege is available to shareholders residing in any state in which the shares of the Portfolio being acquired may be legally sold. Each Portfolio reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon written notice to shareholders.

AUTOMATIC WITHDRAWAL PLAN

A shareholder may establish a plan for redemptions to be made automatically at monthly or quarterly intervals with payments sent directly to him or her or to persons designated by the shareholders as recipients of the withdrawals. Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to the shareholder and mailed to the address of record on the account. Investors are required to have a minimum account value of $10,000 in a single account in order to establish a monthly withdrawal plan, and a minimum of $5,000 in a single account for quarterly withdrawal plans. Each withdrawal constitutes a redemption of shares on which a gain or loss may be recognized. Class B and Class C shareholders may redeem 12% annually or no more than 2% monthly of their initial account balances without incurring a CDSC. Maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares may be disadvantageous to an investor because of the sales charges on certain purchases and redemptions.

The redemptions will occur on the date selected by the shareholder on the account application (or the next business day if the selected day falls on a weekend or holiday) or on the 10th day of the month if no date is selected, and the checks will generally be mailed within two days after the redemption occurs. No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time.

REINSTATEMENT PRIVILEGE

A shareholder may return any dividend, capital gain or redemption check to the Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class C shares, if an investor redeems Class B or Class C shares and pays a CDSC upon redemption, and then uses those proceeds to purchase Class B or Class C shares of any Portfolio of the Investment Series within 60 days, the Class B or Class C shares purchased will be credited with any CDSC paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 60 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

SALOMON                 BROTHERS                INVESTMENT                SERIES

SELF-EMPLOYED RETIREMENT PLAN

A prototype defined contribution retirement plan is available for self-employed individuals who wish to contribute earned income on behalf of themselves and each of their employees to purchase shares of the Fund and/or certain other mutual funds managed by SBAM. Shareholders should consult with a financial adviser regarding such plan.

INDIVIDUAL RETIREMENT ACCOUNTS

A prototype Individual Retirement Account ('IRA') is available generally for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered and for certain individuals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Contributions to an IRA made available by the Fund may be invested in shares of the Fund and/or certain other mutual funds managed by SBAM. Shareholders should consult with a financial adviser regarding an IRA.

--------------------------------------------------------------------------------
                                         Account Services

Shareholders of the Fund are kept informed through semi-annual reports showing current investments and other financial data for the Fund. Annual reports for the Fund includes audited financial statements. Shareholders of the Fund will receive a Statement of Account following each share transaction. Shareholders can write or call the Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in shares of the Fund.

--------------------------------------------------------------------------------
                                              Capital Stock

The Series Funds was incorporated in Maryland on April 17, 1990. The authorized capital stock of the Series Funds consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Series Funds' Articles of Incorporation and Articles Supplementary, the Directors have authorized the issuance of eleven series of shares, each representing shares in one of Salomon Brothers' separate investment portfolios; namely, the Fund, Salomon Brothers National Intermediate Municipal

SALOMON                 BROTHERS                INVESTMENT                SERIES

Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers Institutional Money Market Fund (formerly, the U.S. Treasury Securities Money Market Fund). The Fund and the Salomon Brothers Small Cap Growth Fund are newly organized portfolios of the Series Funds. The assets of each Portfolio of the Series Funds are segregated and separately managed. The Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios. As of the date of this Prospectus, Salomon Brothers Holding Company Inc, the parent company of SBAM, owns all of the outstanding shares of the Fund and consequently is deemed to be a 'control person,' as defined in the 1940 Act, of the Fund. Shares of each class of the Fund represent interests in the Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in the Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of the Fund will, when issued, be fully paid and nonassessable. The Fund will not issue any senior securities. Under the corporate law of Maryland, the state of incorporation of the Series Funds, and the By-Laws of the Series Funds, the Series Funds is not required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

----------------------------------------------------------------------
                                    Appendix A:
                                    Description of Ratings

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds which are rated 'Aaa' are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                                                        PAGE A-1

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P's CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of senior short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of senior short-term debt obligations. This will normally be

PAGE A-2

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P's COMMERCIAL PAPER RATINGS

A -- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. However, the Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                                                        PAGE A-3

----------------------------------------------------------------------
                                    Appendix B:
                                    General Characteristics
                                    and Risks of Derivatives

A detailed discussion of Derivatives (as defined below) that may be used by the investment manager on behalf of the Fund follows below. The Fund will not be obligated, however, to use any Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in this Appendix B, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

The Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the

                                                                        PAGE B-1

SALOMON                 BROTHERS                INVESTMENT                SERIES

obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the

PAGE B-2

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, and for risk management purposes, or the Fund may seek to increase its income or gain. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.

                                                                        PAGE B-3

SALOMON                 BROTHERS                INVESTMENT                SERIES

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

The Fund will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is

PAGE B-4

SALOMON                 BROTHERS                INVESTMENT                SERIES

described below under 'Swaps, Caps, Floors and Collars.' The Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.

SWAPS, CAPS, FLOORS AND COLLARS

The Fund may enter into interest rate, currency and equity swaps, the purchase or sale of related caps, floors and collars and other similar arrangements. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a

                                                                        PAGE B-5

SALOMON                 BROTHERS                INVESTMENT                SERIES

duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing or selling at a later date or to generate income or gain. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An equity swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the currency exchange rates. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified interest rate, currency exchange rate or index exceeds a predetermined rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified interest rate, currency exchange rate or index falls below a predetermined rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of rates or values.

The Fund will usually enter into swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor, collar or other similar type of transaction unless the investment manager deems the Counterparty to be creditworthy. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund will maintain cash, cash equivalents or other appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.

PAGE B-6

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

INDEXED SECURITIES

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

RISK FACTORS

Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent

                                                                        PAGE B-7

SALOMON                 BROTHERS                INVESTMENT                SERIES

the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES

When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make

PAGE B-8

SALOMON                 BROTHERS                INVESTMENT                SERIES

trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of many Derivatives by the Fund will require, among other things, that the Fund segregate cash, cash equivalents, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash, cash equivalents or other liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will

                                                                        PAGE B-9

SALOMON                 BROTHERS                INVESTMENT                SERIES

segregate with its custodian, or designated sub-custodian, an amount of cash, cash equivalents or other liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related
Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

PAGE B-10

FOR CUSTOMER SERVICE
(800) 446-1013
FOR BROKER/DEALER INQUIRIES
(800) SALOMON
(800) 725-6666
Dial 11 for a representative
DISTRIBUTOR
Salomon Brothers Inc
7 World Trade Center
New York, New York 10048
INVESTMENT MANAGER
Salomon Brothers Asset
 Management Inc
7 World Trade Center
New York, New York 10048
SUB-ADVISER
Mastholm Asset Management, L.L.C.
10500 N.E. 8th Street, Suite 660
Bellevue, WA 98004
CUSTODIAN
[                              ]
TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 5127
Westborough, Massachusetts 01581-5127
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE DISTRIBUTOR, THE INVESTMENT MANAGER OR THE SUB-ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

             -----------------------------------------------
                       SALOMON BROTHERS ASSET MANAGEMENT

                -----------------------------------------------

                  SUBJECT TO COMPLETION, DATED OCTOBER 15, 1997

------------------------------------------------------------------------------
                                    Salomon Brothers
                                    Small Cap Growth Fund

        7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048  [(800) 446-1013]

SALOMON BROTHERS SMALL CAP GROWTH FUND (THE 'FUND') IS A DIVERSIFIED INVESTMENT PORTFOLIO OF SALOMON BROTHERS SERIES FUNDS INC, AN OPEN-END MANAGEMENT INVESTMENT COMPANY ('SERIES FUNDS'). THE FUND, TOGETHER WITH OTHER INVESTMENT PORTFOLIOS OF SERIES FUNDS AND OTHER INVESTMENT COMPANIES (EACH A 'PORTFOLIO'), IS INCLUDED AS PART OF THE SALOMON BROTHERS INVESTMENT SERIES (THE 'INVESTMENT SERIES'). THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE FUND WILL SEEK TO MEET ITS OBJECTIVE BY INVESTING PRIMARILY IN SECURITIES OF U.S. ISSUERS WITH MARKET CAPITALIZATIONS OF LESS THAN $1 BILLION AT THE TIME OF INITIAL PURCHASE. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THIS PROSPECTUS CONTAINS INFORMATION RELATING ONLY TO THE FUND. FOR A PROSPECTUS AND INFORMATION REGARDING THE OTHER PORTFOLIOS COMPRISING THE INVESTMENT SERIES, [CALL (800) 446-1013].

       ------------------------------------------------------------------

THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE AND THE FUND MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. SEE 'ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.'

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund and should be read and retained for future reference. A Statement of Additional Information dated January 2, 1998 containing additional information about the Fund (the 'Statement of Additional Information') has been filed with the Securities and Exchange Commission (the 'SEC') and is incorporated herein by reference. It is available without charge and can be obtained by writing to the Fund at the address, or by calling the toll-free telephone number, listed above. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.
       ------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
          SALOMON BROTHERS ASSET MANAGEMENT INC -- INVESTMENT MANAGER
                      SALOMON BROTHERS INC -- DISTRIBUTOR
                                JANUARY 2, 1998


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

------------------------------------------------------------------------------
                                    Table of Contents

                               Summary                                         3
                               Expense Information                             6
                               Investment Objectives and Policies              8
                               Additional Investment Activities and Risk
                               Factors                                        10
                               Multiple Pricing System                        17
                               Investment Limitations                         21
                               Management                                     22
                               Determination of Net Asset Value               24
                               Purchase of Shares                             25
                               Redemption of Shares                           32
                               Performance Information                        36
                               Dividends and Distributions                    37
                               Taxation                                       38
                               Shareholder Services                           41
                               Account Services                               45
                               Capital Stock                                  45
                               Appendix A                                    A-1
                               Appendix B                                    B-1

-----------------------------------------------------------------
                                    Summary

THE FUND

The Fund is a newly organized investment portfolio of the Series Funds, an open-end investment company incorporated in Maryland on April 17, 1990. The Fund is classified as a diversified Fund under the Investment Company Act of 1940, as amended (the '1940 Act').

THE FUND'S OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term growth of capital. The Fund will seek to meet its objective by investing primarily in securities of U.S. issuers with market capitalizations of less than $1 billion at the time of initial purchase.

There can be no assurance that the Fund will achieve its investment objective. See 'Investment Objectives and Policies.'

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc ('SBAM'), an affiliate of Salomon Brothers Inc ('Salomon Brothers'), is the Fund's investment manager. SBAM also serves as investment manager to other investment companies and numerous individuals and institutions. See 'Management.'

RISK FACTORS

Prospective investors should consider certain risks associated with an investment in the Fund. The Fund may use various investment practices that involve special considerations, including investing in smaller capitalized companies, foreign securities, high yield and/or illiquid securities (including emerging markets securities), warrants, entering into repurchase and reverse repurchase agreements, entering into securities transactions on a firm commitment or when issued basis, engaging in short sales, lending portfolio securities and high portfolio turnover rates. The Fund may engage in derivatives trading, which involve special risks. See 'Investment Objective and Policies' and 'Additional Investment Activities and Risk Factors.'

PURCHASE OF SHARES

Shares of the Fund may be purchased at their next determined net asset value plus, in the case of Class A shares, a front-end sales charge, from a selected dealer or as otherwise set forth under 'Purchase of Shares.' The minimum initial investment in any class of shares of the Fund is $500 and the minimum subsequent investment is $50. However, for Individual Retirement Accounts ('IRAs') and Self-Employed Retirement Plans (formerly, Keogh Plans), the minimum initial investment in any class of shares of the Fund is $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as the Automatic Investment Plan, Automatic Dividend Diversification and Systematic Investing. See 'Purchase of Shares' and 'Shareholder Services.'

REDEMPTION OF SHARES

The Fund redeems shares at the applicable next determined net asset value, less the applicable contingent deferred sales charge ('CDSC'), if any. The value of shares at the time of redemption may be more or less than the shareholder's cost. See 'Redemption of Shares.'

SALOMON                 BROTHERS                INVESTMENT                SERIES

CLASSES OF SHARES

The Fund offers three classes of shares ('Class A' shares, 'Class B' shares and 'Class C' shares) to the general public, with each class having different sales charge structures and expense levels (the 'Multiple Pricing System'). In addition, the Fund offers Class O shares for sale only to existing Class O shareholders in Portfolios of the Investment Series. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. See 'Multiple Pricing System.'

CLASS A SHARES. Class A shares are offered for sale at net asset value per share plus a front-end sales charge of up to 4.75%. In addition, Class A shares are subject to an ongoing Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets. Certain purchases of Class A shares qualify for a waived or reduced front-end sales charge. Certain Class A shares for which the front-end sales charge is waived may be subject to a CDSC of 1% within one year after the date of purchase. See 'Purchase of Shares -- Class A Shares' and 'Redemption of Shares -- Class A Share Purchases of $1 Million or More.'

CLASS B SHARES. Class B shares are offered for sale for purchases of less than $250,000. Class B shares are sold at net asset value without a front-end sales charge but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining each year thereafter to 0% after the sixth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class B shares are also subject to an ongoing Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and an ongoing Rule 12b-1 service fee at an annual rate of
 .25% of their respective average daily net assets. Class B shares will automatically convert, based upon relative net asset value, to Class A shares of the Fund six years after purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee.

CLASS C SHARES. Class C shares are offered for sale for purchases of less than $1,000,000, are offered at net asset value without a front-end sales charge and are subject to a CDSC of 1% of the dollar amount subject thereto on redemptions made within one year of purchase. The CDSC is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class C shares are subject to an ongoing Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and an ongoing Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets. Class C shares will automatically convert, based upon relative net asset value, to Class A shares of the Fund ten years after purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee.

CLASS O SHARES. The Fund also offers Class O shares. However, only Class O shareholders are permitted to purchase additional Class O shares. Class O shares are not subject to any sales charges or Rule 12b-1 fees.

For a discussion of factors to consider in selecting the most beneficial class of shares for a particular investor, see 'Multiple Pricing System -- Factors for Consideration.'

DIVIDENDS AND DISTRIBUTIONS

The Fund will declare dividends from net investment income annually and pay them annually. The Fund will pay net realized long-term capital gains annually. It is

SALOMON                 BROTHERS                INVESTMENT                SERIES
anticipated that the expenses incurred by each class of shares of the Fund will differ and, accordingly, the dividends distributed by each such class will differ. See 'Dividends and Distributions.' Dividends and distributions are reinvested in additional shares of the same class of the Fund unless a shareholder requests otherwise. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B and Class C shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See 'Multiple Pricing System' and 'Dividends and Distributions.'

The information in the Summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                    Expense Information

The Fund offers multiple classes of shares. Each share of the Fund accrues income in the same manner, but certain expenses differ based upon the class. The following tables are intended to assist investors in understanding the various costs and expenses borne by each class of shares of the Fund:

                                            CLASS A          CLASS B                   CLASS C     CLASS O(d)
SHAREHOLDER TRANSACTION EXPENSES*
Maximum Sales Charge Imposed on
Purchases of Shares (as a percentage of
offering price)                             4.75%(a)         None                      None        None
Sales Charge Imposed on Reinvested
Dividends                                   None             None                      None        None
Contingent Deferred Sales Charge
(as a percentage of original purchase
price or redemption price, whichever
is lower)                                   1% during the    5% first year,            1% during   None
                                            first year for   5% second year,           the first
                                            purchases of     4% third year,            year(c)
                                            $1 million or    3% fourth year,
                                            more(b)          2% fifth year,
                                                             1% sixth year,
                                                             and
                                                             0% after sixth year(c)
Redemption Fees                             None             None                      None        None
Exchange Fee                                None             None                      None        None

       ------------------------------------------------------------------

 * Under certain circumstances, certain broker/dealers may impose additional transaction fees on the purchase and/or sale of shares. See 'Purchase of Shares.'

(a) Reduced for purchases of $50,000 and over, decreasing to 0% for purchases of $1,000,000 and over. See 'Purchase of Shares -- Class A Shares.'

(b) See 'Purchase of Shares -- Class A Shares' and 'Redemption of Shares -- Class A Shares.'

(c) See 'Purchase of Shares -- Class B Shares' and ' -- Class C Shares' and 'Redemption of Shares -- Class B Shares' and ' -- Class C Shares.'

(d) Only Class O shareholders are permitted to purchase Class O shares of the Fund.

SALOMON                 BROTHERS                INVESTMENT                SERIES

ANNUAL FUND OPERATING EXPENSES:

Information in the table below is given as a percentage of average daily net assets [after fee waiver and expense reimbursement, as indicated].

                                                                         CLASS A      CLASS B      CLASS C        CLASS O
Management Fees [(after waivers)] [`D']                                      %            %             %              %
Rule 12b-1 Fees*                                                          .25%        1.00%         1.00%            --
Other Expenses [(after reimbursements)]** [`D']                              %            %             %              %
Total fund operating expenses [(after waivers and reimbursements)] [`D']    %             %             %              %

       ------------------------------------------------------------------

`D'        [Reflects the voluntary agreement by SBAM to impose an expense cap for the fiscal year ending
           December 31, 1998 on the Fund's total fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at the amounts shown in the table through the waiver of management fees and the reimbursement of expenses. The amounts shown are estimates and SBAM may impose an expense cap that results in lower total fund operating expenses for the Fund than the amounts shown in the table, though there can be no assurance to this effect. Absent such waiver, the ratio of management fees to average daily net assets would be
              %, and the ratio of total fund operating expenses to average daily net assets would be    %, %,
              % and    % for Class A, Class B, Class C and Class O shares, respectively.]
*          Upon conversion to Class A shares, Class B and Class C shares will no longer be subject to a distribution fee. Salomon Brothers receives an annual Rule 12b-1 service fee of .25% of the value of average daily net assets of Class A shares, and receives an annual Rule 12b-1 fee of 1.00% of the value of average daily net assets of Class B and Class C shares, consisting of a .75%
           distribution fee and a .25% service fee. See 'Multiple Pricing System -- Conversion Feature.'
**         As of the date of this Prospectus, the Fund had not commenced investment operations. The amounts set forth for 'Other expenses' are, therefore, based on estimates for the current fiscal year and will include fees for shareholder services, administration, custody, legal and accounting services, printing and registration.

The fees and expenses listed under the caption 'Annual Fund Operating Expenses' are described in this Prospectus under the captions 'Management' and 'Purchase of Shares -- Distribution Fees.'

For additional information with respect to the expenses identified in the table above, see 'Management' in the Statement of Additional Information.

EXAMPLE:

The following table demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each class of the Fund. The example assumes payment by the Fund of operating expenses at the levels set forth in the preceding table and are also based upon the following assumptions:

An investor would pay the following expenses on a $1,000 investment, assuming:
(1) 5% annual return; and (2) redemption at the end of each time period, with the exception of the lines marked 'Class B No Redemption,' in which case it is assumed that no redemption is made at the end of each time period.

FUND                                                                                  1 YEAR    3 YEARS
Class A Shares*                                                                        $         $
Class B Shares**                                                                       $         $
Class B No Redemption                                                                  $         $
Class C Shares**                                                                       $         $
Class O Shares                                                                         $         $

* Assumes deduction at the time of purchase of the maximum 4.75% sales charge.

** Assumes deduction at the time of redemption of the maximum CDSC applicable for that time period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES FOR THE FUND MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN.

Moreover, while the example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%.

--------------------------------------------------------------------------------
                                    Investment Objectives
                                    and Policies

The investment objective of the Fund is long-term growth of capital. The Fund will seek to meet its objective by investing primarily in securities of U.S. issuers with market capitalizations (total current market value of a company's outstanding common stock) of less than $1 billion ('Small Cap Companies') at the time of initial purchase. Under normal market conditions the Fund will invest at least 65% of its total assets in equity securities of Small Cap Companies. The Fund also may invest up to 20% of its total assets in equity securities of foreign issuers. The Fund may continue to hold securities of a company whose market capitalization grows above $1 billion subsequent to purchase if the company continues to satisfy the other investment policies of the Fund. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard.

The investment objective of the Fund is deemed to be a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares, as defined in the 1940 Act. There can be no assurance that the Fund will achieve its investment objective.

In selecting portfolio securities, the investment manager will emphasize companies which it believes have favorable growth prospects and potential for significant capital appreciation. The investment manager will seek to identify Small Cap Companies that either occupy a dominant position in an emerging industry or a growing market share in larger fragmented industries. While these companies may present above average risk, the investment manager believes that they may have the potential to achieve long-term earnings growth rates substantially in excess of the growth of earnings of other companies.

In making decisions whether to continue to hold or sell portfolio securities, the investment manager will evaluate a variety of things including near-term earnings trends of the applicable companies and, accordingly, portfolio turnover can be expected to be fairly high and the Fund will likely have greater volatility than the stock market in general.

Investments in Small Cap Companies may involve greater risks and volatility than investments in larger companies. See 'Additional Investment Activities and Risk Factors.' Accordingly, the Fund is not intended as a complete investment vehicle but rather as an investment for persons who are in a financial position to assume above-average risk and share price volatility over time. Since realizing the full potential of Small Cap Companies frequently takes time, the Fund should be considered as a long-term investment vehicle.

Equity securities in which the Fund may invest include common and preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity-linked debt securities, equity interests in trusts, partnerships, joint ventures or similar enterprises, American, Global or other types of Depositary Receipts and other equity securities. Other equity securities include: (i) securities that permit the Fund to receive: (a) an equity interest in an issuer; (b) the opportunity to acquire an equity interest in an issuer; and (c) the opportunity to receive a return on

SALOMON                 BROTHERS                INVESTMENT                SERIES

its investment that permits the Fund to benefit from the growth over time in the equity of an issuer; and (ii) securities whose value or return is derived from the value of return of a different security.

[The investment manager expects that most of the equity securities purchased by the Fund will be traded on a stock exchange or in an over-the-counter market.] The Fund may invest up to 35% of its total assets in non-convertible bonds, notes and debt securities when the investment manager believes that their total return potential equals or exceeds the potential return of equity securities.

The Fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix A to this Prospectus for a description of such ratings. While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Fund may invest without limitation in convertible securities that are rated below investment grade. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

Notwithstanding the Fund's investment objective of capital growth, to meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents.
As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When the investment manager deems it appropriate, during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities with Limited Trading Markets.' As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities. The Fund's holdings of Rule 144A

SALOMON                 BROTHERS                INVESTMENT                SERIES

securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies. Appendix B to this Prospectus and the Statement of Additional Information contain descriptions of these strategies and of certain risks associated therewith.

The foregoing investment policies and activities other than the Fund's investment objective are not fundamental policies and may be changed by vote of the Series Funds' Board of Directors without the approval of shareholders.

--------------------------------------------------------------------------------
                    Additional Investment Activities
                    and Risk Factors

SMALL CAP COMPANIES. Investments in Small Cap Companies may involve greater risks and volatility than investments in larger companies. Small Cap Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, reduced market liquidity for, and more abrupt or erratic price movements in, the trading of their shares, limited financial resources and less depth in management than more established companies. In addition, Small Cap Companies may have difficulty withstanding competition from larger more established companies in their industries.

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class

SALOMON                 BROTHERS                INVESTMENT                SERIES

of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected if the financial statements had been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. See
' -- High Yield Securities.'

Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. For a further discussion of certain risks involved in investing in foreign securities, particularly of emerging market issuers, see 'Additional Information on Portfolio Instruments and Investment
Policies -- Foreign Securities' in the Statement of Additional Information.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the

SALOMON                 BROTHERS                INVESTMENT                SERIES

time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

WARRANTS. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and

SALOMON                 BROTHERS                INVESTMENT                SERIES

securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. Rule 144A is a recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund's portfolio. SBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities. The Board of Directors periodically reviews purchases and sales of such securities. See 'Additional Information on Portfolio Instruments and Investment
Policies -- Rule 144A Securities' in the Statement of Additional Information.

FIXED-INCOME SECURITIES. To the extent that a portion of the Fund's portfolio is invested in fixed-income securities, changes in market yields will affect the Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the Fund may from time to time invest in fixed-income securities, the net asset value of the Fund's shares may change as general levels of interest rates fluctuate. See
'Additional Information on Portfolio Instruments and Investment Policies -- Fixed-Income Securities' in the Statement of Additional Information.

HIGH YIELD SECURITIES. The Fund may invest without limitation in convertible 'high yield' securities, commonly known as 'junk bonds.'

Under rating agency guidelines, medium-and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund's shares.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. While the market values

SALOMON                 BROTHERS                INVESTMENT                SERIES

of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. See 'Additional Information on Portfolio Instruments and Investment Policies -- High Yield Securities' in the Statement of Additional Information.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to generate income. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss. The value of securities loaned will be marked to market daily. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund may be invested in securities in which the Fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

INVESTMENT FUNDS. The Fund may invest in unaffiliated investment funds which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and the Fund may not purchase more than 3% of the outstanding voting stock of such investment company. To the extent the Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment funds will result in special U.S. Federal income tax consequences described below under 'Taxation.' See 'Additional Information on Portfolio Instruments and Investment Policies -- Investment Funds' in the Statement of Additional Information.

BORROWING. The Fund may borrow in certain limited circumstances. See
'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code') in order to provide 'pass-though' tax treatment to

SALOMON                 BROTHERS                INVESTMENT                SERIES

shareholders. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

DERIVATIVES. The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent SBAM determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as 'Derivatives'). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Derivatives successfully will depend on, in addition to the factors described above, the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's portfolio securities. The Fund is not a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the
CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in

SALOMON                 BROTHERS                INVESTMENT                SERIES

calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that the Fund segregate cash, liquid high grade debt obligations or other assets to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the Derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses may be significantly greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in Appendix B to this Prospectus and the Statement of Additional Information.

The degree of the Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Taxation.'

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account consisting of liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

SHORT SALES. The Fund may from time to time sell securities short 'against the box.' If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into

SALOMON                 BROTHERS                INVESTMENT                SERIES

such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result the Fund will lose the benefit of any such appreciation. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

--------------------------------------------------------------------------------
                                Multiple Pricing System

The primary distinction between the four classes of Fund shares offered through this Prospectus lies in their sales charge structures and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages for different investors and investors should choose the class that best suits their circumstances and objectives.

CLASS A SHARES. Class A shares are offered for sale at net asset value per share plus a front-end sales charge of up to 4.75% payable at the time of purchase. The initial sales charge may be reduced or waived for certain purchases of Class A shares. Certain Class A shares for which the front-end sales charge is waived may be subject to a CDSC of 1% within one year after the date of purchase. In addition, Class A shares are subject to a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets. The annual service fee is compensation for ongoing services provided by Salomon Brothers, the Fund's distributor (the 'Distributor'), to shareholders, including payments to compensate selected securities dealers for such services. See 'Purchase of Shares -- Class A Shares -- Reduced Sales Charges' and
' -- Distributor' and 'Redemption of Shares -- Class A Share Purchases of $1 Million or More.'

CLASS B SHARES. Class B shares are offered for sale for purchases of less than $250,000. Class B shares are sold at net asset value without a front-end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining each year thereafter to 0% after the sixth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Any CDSC applicable to Class B shares excludes the time the shares were held in the Salomon Brothers Cash Management Fund, a Portfolio of the Investment Series (the 'Cash Management Fund'), and/or the Salomon Brothers New York Municipal Money Market Fund, also a Portfolio of the Investment Series (the 'New York Municipal Money Market Fund'), which bear no CDSC. For example, shares initially purchased as Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund which are subsequently exchanged for

SALOMON                 BROTHERS                INVESTMENT                SERIES

Class B shares of the Fund will be subject to any applicable CDSC due at redemption. See 'Shareholder Services -- Exchange Privilege.' In addition, Class B shares are subject to a Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets. Like the service fee applicable to Class A shares, the Class B service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services. Additionally, the distribution fee paid with respect to Class B shares compensates Salomon Brothers for selling those shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See 'Purchase of Shares -- Class B Shares' and
' -- Distributor.' Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See ' -- Conversion Feature' below.

CLASS C SHARES. Class C shares are offered for purchases of less than $1,000,000, are offered at net asset value without a front-end sales charge and are subject to a CDSC of 1% if redeemed within the first year of purchase. Any CDSC applicable to Class C shares excludes the time the shares were held in the Cash Management Fund and/or the New York Municipal Money Market Fund. See 'Shareholder Services -- Exchange Privilege.' Class C shares are subject to a Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets. Like the service fees applicable to Class A and Class B shares, the Class C service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services, and like the distribution fee applicable to Class B shares, the Class C distribution fee compensates Salomon Brothers for selling shares of that class. Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See 'Purchase of Shares -- Class C Shares' and ' -- Distributor.' Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See
' -- Conversion Feature' below.

CLASS O SHARES. The Fund also offers Class O shares. However, only Class O shareholders are permitted to purchase Class O shares of the Fund. Class O Shares are not subject to any sales charge, distribution or service fees.

CONVERSION FEATURE. Class B shares and Class C shares will automatically convert to Class A shares six years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to a distribution fee. Such conversion will be on the basis of the relative net asset values of each class, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares and Class C shares from most of the burden of distribution-related expenses at such time as when the shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection

SALOMON                 BROTHERS                INVESTMENT                SERIES

with Class B shares or Class C shares, as the case may be. If a shareholder effects one or more exchanges among Class B shares or Class C shares, as the case may be, of the Portfolios of the Investment Series during the applicable conversion period, the period of time during which Class B shares or Class C shares were held prior to an exchange will be added to the holding period of Class B shares or Class C shares acquired in an exchange. However, because Class B shares and Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B shares or Class C shares are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if Class B shares of a Portfolio of the Investment Series other than the Cash Management Fund or the New York Municipal Money Market Fund are exchanged for Class B shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of the Fund, the one year of ownership in the Cash Management Fund or the New York Municipal Money Market Fund does not count in the determination of the time of conversion to Class A shares.

For purposes of the conversion of Class B shares and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Class C shares, as the case may be, in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.

The conversion of Class B shares and Class C shares may be suspended under certain limited circumstances, in the event a ruling from the Internal Revenue Service or an opinion of counsel is not available. In that event, no further conversions of Class B shares or Class C shares would occur, and those shares might continue to be subject to distribution fees for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

FACTORS FOR CONSIDERATION. In evaluating the options offered by the Multiple Pricing System, investors should consider the foregoing factors, as well as the following: Class A, Class B and Class C shares all pay an annual Rule 12b-1 service fee of .25% of average daily net assets, but Class A shares are not subject to the annual Rule 12b-1 distribution fee of .75% of average daily net assets paid by Class B and Class C shares, and, accordingly, Class A shares pay correspondingly higher dividends per share. However, because a front-end sales charge is deducted at the time of purchase of Class A shares, the entire purchase price is not immediately invested and, therefore, investors purchasing Class A shares initially own fewer shares than they would own if they had invested the same amount in Class B shares or Class C shares. Investors may, however, benefit from the reduction or waiver of the front-end sales charge applicable to Class A shares for certain purchases.

Although investors purchasing Class B or Class C shares benefit from the advantage of having all their funds invested initially, Class B and Class C shares remain subject to an ongoing distribution fee which causes them to have higher expenses and pay lower dividends than Class A shares and may be subject to a CDSC upon

SALOMON                 BROTHERS                INVESTMENT                SERIES

redemption. Class B shares differ from Class C shares, however, in that Class B shares may be subject to a CDSC upon redemption if redeemed within six years of purchase, whereas Class C shares are subject to a CDSC only if they are redeemed within one year after purchase. In addition, Class B shares automatically convert to Class A shares six years after the end of the month in which the shares were purchased and thereafter are not subject to an ongoing distribution fee, whereas Class C shares, which automatically convert to Class A shares ten years after the end of the month in which the shares were purchased, remain subject to an ongoing distribution fee for a longer time period. The purchase of Class C shares may therefore prove beneficial for an investor expecting to hold Fund shares for less than six years.

Because of the differences among the classes of shares, in deciding which class of shares to purchase, investors should consider, in addition to other facts and circumstances, the following factors:

(i) Class A shares are, in general, the most beneficial for the investor who qualifies for a waiver or certain reductions of the front-end sales charges, as described herein under 'Purchase of Share -- Class A Shares.'

(ii) Class B and Class C shareholders may pay a CDSC upon redemption. Investors who expect to redeem during the six year CDSC period applicable to Class B shares or the one year CDSC period applicable to Class C shares should consider the cost of the applicable CDSC plus the aggregate annual distribution and service fees applicable to Class B and Class C shares, as compared with the cost of the front-end sales charge plus the aggregate annual service fees applicable to Class A shares.

(iii) Over time, the cumulative distribution and service fees applicable to Class B and Class C shares will approach and may exceed the 4.75% maximum front-end sales charge plus the service fee applicable to Class A shares. For example, assuming a constant net asset value, the aggregate distribution and service fees applicable to Class B and Class C shares would equal the front-end sales charge and aggregate service fees applicable to Class A shares at the end of the sixth year after purchase. Because Class B shares convert to Class A shares (which bear the same service fees as Class B and Class C shares but do not bear the expense of ongoing distribution fees) approximately six years after purchase, an investor expecting to hold Fund shares for longer than six years would generally pay lower cumulative expenses by purchasing Class A or Class B shares than by purchasing Class C shares. An investor expecting to hold Fund shares for less than six years would generally pay lower cumulative expenses by purchasing Class C shares than by purchasing Class A shares and, due to the CDSC that would become payable on redemption of Class B shares, such an investor would generally pay lower cumulative expenses by purchasing Class C shares than Class B shares.

(iv) Because Class B and Class C shareholders pay no front-end sales charge, the entire purchase price is immediately invested in Fund shares. Any return realized on the additional funds initially invested may partially or wholly offset the ongoing distribution fees applicable to Class B and Class C shares. There can be no assurance, however, as to the investment return, if any, which will be realized on such additional funds. Investors should consult their investment representatives for assistance in evaluating the relative benefits of the different classes of shares. Dividends paid by the Fund with respect to all classes of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne exclusively by the applicable class. See 'Dividends and Distributions.' Net asset

SALOMON                 BROTHERS                INVESTMENT                SERIES

value per share will also differ among the classes. Shares of the Fund may be exchanged for shares of the same class of any other Portfolio of the Investment Series, but not for shares of other classes of other Portfolios of the Investment Series. See 'Shareholder Services -- Exchange Privilege.'

--------------------------------------------------------------------------------
                                 Investment Limitations

The following investment restrictions and those described in the Statement of Additional Information are fundamental policies applicable to the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the Statement of Additional Information and the Fund's investment objective, the other policies and percentage limitations referred to in this Prospectus and in the Statement of Additional Information are not fundamental policies of the Fund and may be changed by the Series Funds' Board of Directors without shareholder approval.

If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Fund may not:

(1) purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund;

(2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding); or

(3) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for

SALOMON                 BROTHERS                INVESTMENT                SERIES

obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund. The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

----------------------------------------------------------------------------
                                          Management

The business and affairs of the Fund are managed under the direction of the Series Funds' Board of Directors. The Board of Directors approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment manager and administrator. The Statement of Additional Information contains general background information regarding each director and executive officer of the Series Funds.

INVESTMENT MANAGER

The Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Inc ('SI'), as its investment manager under an investment management contract to manage the Fund's investment program, operations and related matters. SBAM was incorporated in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. In providing such services, SBAM has access to SI's more than 400 economists and analysts. As of July 31, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $24.2 billion of assets. Michael S. Hyland serves as President of SBAM. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Pamela P. Milunovich is primarily responsible for the day-to-day management of the Fund. Ms. Milunovich has been a Director of SBAM since January 1997, and a portfolio manager since joining SBAM in June 1992. Prior to June 1992, Ms. Milunovich was an associate at James Capel Wardley Inc.

Subject to a policy established by the Board of Directors, which has overall responsibility for the business and affairs of the Fund, SBAM manages the investment and reinvestment of the Fund's assets pursuant to the management contract. SBAM also furnishes office space, personnel and certain facilities required for the performance by SBAM of certain additional services provided by it to the Fund under the management contract, including supervision of Fund operations, certain administrative and clerical services and SEC compliance. In addition, SBAM pays the compensation of the Fund's officers, employees and directors affiliated with SBAM. Except for the expenses paid by SBAM that are described herein, the Fund bears all costs of its operations.

As compensation for its services, the Fund pays SBAM a monthly fee at an annual
rate of .   % of the Fund's average daily net assets. For the 1998 fiscal year,
SBAM has voluntarily agreed to impose an expense cap on total Fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as
litigation and indemnification expenses) at    % of the Fund's total Fund
operating expenses. See 'Expense Information -- Annual Fund Operating Expenses.'

SBAM may waive all or part of its fee from time to time in order to increase the Fund's net investment income available for distribution to shareholders. The Fund will not be required to reimburse SBAM for any advisory fees waived. SBAM may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to .12% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such selected dealers.

The services of SBAM are not deemed to be exclusive, and nothing in the management contract will prevent SBAM or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers (the 'NASD'), and subject to seeking the most favorable price and execution available, the investment manager may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. The Fund may use Salomon Brothers and its affiliates to execute portfolio transactions when the investment manager believes that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See the Statement of Additional Information for a more complete description of the Fund's policies with respect to portfolio transactions.

DISTRIBUTOR

Salomon Brothers, located at 7 World Trade Center, New York, New York 10048, serves as the Fund's distributor. Salomon Brothers is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by SI. It is also one of the largest securities dealers in the world and a registered broker-dealer. Salomon Brothers makes markets in securities and provides a broad range of underwriting, research, and

SALOMON                 BROTHERS                INVESTMENT                SERIES

financial advisory services to governments, international corporations, and institutional investors. Salomon Brothers from time to time may receive fees from the Fund in connection with the execution of portfolio transactions on behalf of the Fund. See 'Purchase of Shares -- Distribution Fees.'

ADMINISTRATOR

The Fund employs [      ] (the 'Administrator') under an administration
agreement to provide certain administrative services. The Administrator is not involved in the Fund's investment decisions.

The services provided by the Administrator under the applicable administration agreements include certain accounting, clerical and bookkeeping services, Blue Sky reports, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For its services, the Fund pays the Administrator a fee, calculated daily and payable monthly, at an annual rate of [ %] of the Fund's aggregate average daily net assets.

EXPENSES

The Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class based on either expenses identifiable to the class or relative net assets of the class and other classes of Fund shares.

-------------------------------------------------------------------------
                                    Determination
                                    of Net Asset Value

For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE. With respect to the Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Net asset value per share of each class of the Fund is calculated by dividing the value of the portion of the Fund's securities and

SALOMON                 BROTHERS                INVESTMENT                SERIES

other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise pursuant to procedures adopted by the Series Funds' Board of Directors. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In valuing the Fund's assets, any assets or liabilities initially expressed in terms of a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Corporate actions by issuers of foreign securities held by the Fund, such as payment of dividends or distributions, are reflected in the net asset value on the ex-dividend date therefor, except that such actions will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                    Purchase of Shares

Shares of the Fund may be purchased through First Data Investor Services Group, Inc. ('Investor Services Group') (the 'Transfer Agent') or from selected dealers. Purchases of shares made through a selected dealer should be made in accordance with the procedures prescribed by such selected dealer. The Fund reserves the right to reject any purchase order in whole or in part.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Shares may be purchased initially by completing a Purchase Application and mailing it, together with a check payable to Salomon Brothers Funds to:

Salomon Brothers Small Cap Growth Fund
c/o Investor Services Group
P.O. Box 5127
Westborough, MA 01581-5127

Initial purchases of Fund shares may not be made by third party checks.

Subsequent investments may be made at any time through a selected dealer or by mailing a check to Investor Services Group, at the address set forth above, along with the detachable stub from the Statement of Account (or a letter providing the account number).

SALOMON                 BROTHERS                INVESTMENT                SERIES

Shareholders should be sure to write the Fund account number on the check. If an investor's purchase check is not collected, the purchase will be cancelled and Investor Services Group will charge a fee of $10 to the shareholder's account. Investor Services Group does not intend to resubmit such checks for collection.

Subsequent investments may also be made by wiring federal funds to Investor Services Group. Prior notification by telephone is not required. The investor should instruct the wiring bank to transmit the specified amount in federal funds to:

Boston Safe Deposit and Trust Company
Boston, Massachusetts
ABA No. 011-001-234
Account #142743
Attn: Salomon Brothers Small Cap
  Growth Fund
Name of Account:
Account # (As assigned):

Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. If wires are received after 4:00 p.m. New York time, or during a bank holiday, purchases will be confirmed at the price determined on the next business day of the Fund.

MINIMUM INVESTMENT

The minimum initial investment in any class of shares in the Fund is $500 and the minimum subsequent investment is $50. However, for IRAs and Self-Employed Retirement Plans (formerly Keogh Plans), the minimum initial investment in any class of shares of the Fund is $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as Automatic Investment Plans, Automatic Dividend Diversification and Systematic Investing. See 'Shareholder Services.' When purchasing shares of the Fund, investors must specify the class of shares. The Fund and the investment manager reserve the right to reject any purchase order, to suspend the offering of shares for a period of time or to waive or lower the minimum investment requirements.

TIMING OF PURCHASE ORDERS

Orders for the purchase of Fund shares received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that the Fund calculates its net asset value and either transmitted to Salomon Brothers by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to Investor Services Group, through the facilities of the National Securities Clearing Corporation ('NSCC') by 8:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. See 'Determination of Net Asset Value.' It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Brothers or Investor Services Group through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See 'How to Open an Account and Purchase Shares' above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds

SALOMON                 BROTHERS                INVESTMENT                SERIES

generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

STOCK CERTIFICATES

Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request at no cost to the shareholder. No certificates are issued for fractional shares.

MULTIPLE PRICING SYSTEM

The Fund currently offers three classes of shares to the general public through the Multiple Pricing System. Although the Class A, Class B and Class C shares of the Fund represent an interest in the same portfolio of investments, each class is subject to different sales charge structures and expense levels. Class A shares of the Fund are sold with a front-end sales charge and may, under limited circumstances, be subject to a CDSC upon redemption. Class B shares and Class C shares of the Fund are sold without a front-end sales charge but may be subject to a CDSC upon redemption. The Multiple Pricing System allows investors to select the class that is best suited to their needs and objectives. In considering the options afforded by the Multiple Pricing System, investors should consider both the applicable front-end sales charge or CDSC, as well as the applicable service or distribution fee, and other relevant factors such as whether their investment goals are long-term or short-term in order to determine the class that best suits their circumstances and objectives. See 'Multiple Pricing System' for a discussion of factors to consider in selecting which class of shares to purchase. In addition, Class O shareholders may purchase additional Class O shares which are sold at net asset value and are not subject to any sales charges, distribution or service fees.

CLASS A SHARES

The public offering price for Class A shares of the Fund is the per share net asset value of that class plus a front-end sales charge, expressed as a percentage of the offering price as set forth in the table below. However, when Class A shares of the Cash Management Fund or the New York Municipal Money Market Fund on which no sales charge has been paid or waived are exchanged for Class A shares of the Fund, the sales charge applicable to purchases of Class A shares will be assessed at that time.

SALOMON                 BROTHERS                INVESTMENT                SERIES

                           CLASS A SALES CHARGE TABLE

                                                                              CONCESSION TO
                                                           PERCENTAGE OF     BROKER-DEALER AS
            AMOUNT OF                  PERCENTAGE OF       THE NET AMOUNT    A PERCENTAGE OF
         PURCHASE PAYMENT            THE OFFERING PRICE       INVESTED        OFFERING PRICE

Less than $50,000                           4.75%               4.99%              4.25%
$50,000 but less than $100,000              4.50%               4.71%              4.00%
$100,000 but less than $250,000             4.00%               4.17%              3.50%
$250,000 but less than $500,000             2.50%               2.56%              2.25%
$500,000 but less than 1 million            2.00%               2.04%              1.75%
$1 million or more                          None*                None                 **

       ------------------------------------------------------------------

* With respect to purchases of Class A shares of $1 million or more, a CDSC will apply if the shares are redeemed within one year after purchase. See 'Redemption of Shares -- Class A Share Purchases of $1 million or more.'

** The Distributor may in its discretion compensate selected dealers in connection with the sale of Class A Shares in an aggregate amount of $1 million or more up to the following amounts:

                                       DEALER'S
AMOUNT OF PURCHASE                    CONCESSION
-----------------------------------   ----------

1 million up to $2 million               1.00%
Over $2 million up to $3 million          .75%
Over $3 million up to $5 million          .50%
Over $5 million                           .25%

The Distributor may reallow concessions to selected dealers and retain the balance over such concessions, and at times the Distributor may reallow the entire front-end sales charge to such dealers. In such circumstances, dealers may be deemed to be 'underwriters' as that term is defined under the 1933 Act. The Distributor has determined to reallow the entire front-end sales charge to dealers for sales of Class A shares until further notice.

REDUCED SALES CHARGES

Investors purchasing Class A shares may be able to benefit from a reduction or elimination of the front-end sales charge through several purchase plans.

RIGHT OF ACCUMULATION. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may combine the total of the value of the shares being purchased with the amount equal to the current net asset value of the investor's holdings of Class A shares in all Portfolios of the Investment Series, excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund. Also, for purposes of the foregoing calculation, Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) beneficially owned by the investor's spouse and the investor's children under the age of 21 may, upon written notice to the transfer agent, also be included in the investor's beneficial holdings at the current net asset value to reach a level specified in the above table. The investor must notify the transfer agent in writing of all share accounts to be considered in exercising the right of accumulation described above.

LETTER OF INTENT. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Fund and other Portfolios of the Investment Series to be achieved over a thirteen-month period and may purchase Class A shares during such period at the

SALOMON                 BROTHERS                INVESTMENT                SERIES

applicable reduced front-end sales charge. All Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table above.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front-end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the Fund, the transfer agent or eligible securities dealers.

GROUP PURCHASES. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements; one such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The Distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the Distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class
A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which: (i) has been in existence for more than six months; (ii) has a purpose other than acquiring
Fund shares at a discount; and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.

CERTAIN QUALIFIED PURCHASERS. No front-end sales charge is applicable to any sale of Class A shares to a Director or

SALOMON                 BROTHERS                INVESTMENT                SERIES

officer of the Series Funds and to their immediate families (i.e., the spouse, children, mother or father of such persons), employees of SBAM and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families, participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers, any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with Salomon Brothers or investors who purchase Class A shares with proceeds from the sale of shares of any other investment company with respect to which the investor previously paid a commission, whether a front-end sales charge or CDSC or otherwise.

CLASS B SHARES

Class B shares of the Fund are offered for sale at net asset value and are offered for purchases of less than $250,000. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares. See 'Redemption of Shares' which describes the CDSC in greater detail.

In general, a sales commission of 4% of the amount of Class B share purchases will be paid by the Distributor to broker-dealers at the time of sale.

CLASS C SHARES

Class C shares of the Fund are offered for sale at net asset value and are offered for purchases of less than $1,000,000. Class C shares are sold without a front-end sales charge and are subject to a CDSC of 1% within the first year of purchase.

A sales commission of 1% of the amount of Class C shares will be paid by the Distributor to broker dealers at the time of sale.

CLASS O SHARES

Class O shares of the Fund are available only to current holders of Class O shares in Portfolios of the Investment Series. Class O shares are not subject to any sales charges.

DISTRIBUTION FEES

Each class of the Fund is authorized, pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan' and the 'Class C Plan,' collectively, the 'Plans') adopted pursuant to Rule 12b-1 promulgated under the 1940 Act, to pay Salomon Brothers an annual service fee with respect to Class A, Class B and Class C shares of the Fund at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of the Fund at the rate of .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan. The service fees are used for servicing shareholder accounts, including payments by Salomon Brothers to selected securities dealers. The distribution fees are paid to Salomon Brothers to compensate for activities primarily intended to result in the sale of Class B and Class C shares. The expenses incurred in connection with these activities include: costs of printing and distributing the Fund's Prospectus,

SALOMON                 BROTHERS                INVESTMENT                SERIES

Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and other Salomon Brothers' branch office distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for the Distributor's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Fund's shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the CDSC received by the Distributor. Under the Plans, Salomon Brothers may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in the Fund (a 'trail fee') with respect to accounts that dealers continue to service. With respect to Class B shares, Salomon Brothers will pay broker-dealers at the time of sale a commission of 4% of the purchase price and a quarterly trail fee at an annual rate of .25% which will begin to accrue in the thirteenth month after settlement. With respect to Class C shares, Salomon Brothers will pay broker-dealers at the time of sale a commission of 1% of the purchase price and a quarterly trail fee at an annual rate of .90% which will begin to accrue in the thirteenth month after settlement. In addition, with respect to Class A shares, Salomon Brothers will pay broker-dealers at the time of sale a commission as discussed above under 'Purchase of Shares -- Class A Shares' and a quarterly trail commission at an annual rate of .25% which will begin to accrue immediately after settlement. Sales personnel of broker/dealers distributing the Fund's shares and any other persons entitled to receive compensation for selling or servicing the Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by the Distributor and dealers in connection with the sale of shares will be paid, in the case of Class A shares, from the proceeds of front-end sales charges and the ongoing service fees; and in the cases of Class B and Class C shares, from the proceeds of applicable CDSCs and ongoing distribution and service fees. Investors should understand that the purpose of the front-end sales charge and ongoing service fees applicable to Class A shares is the same as that of the CDSCs and ongoing distribution and service fees applicable to Class B and Class C shares.

The Plans provide that Salomon Brothers may make payments to assist in the distribution of the Fund's shares out of the other fees received by it or its affiliates from the Fund, its past profits or any other sources available to it. From time to time, Salomon Brothers may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Salomon Brothers under the Plans and payments by Salomon Brothers to selected securities dealers are payable without regard to actual expenses incurred. The Distributor may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Fund. In addition, the Distributor may also, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if

SALOMON                 BROTHERS                INVESTMENT                SERIES

applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Fund during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the Fund's shares or the amount that the Fund will receive as proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front-end sales charges and CDSCs retained by the Distributor, any applicable Plan payments or the Distributor's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

                                ---------------

Under certain circumstances, certain broker/dealers may impose additional transaction fees on the purchase and/or sale of shares.

--------------------------------------------------------------------------------
                                    Redemption of Shares

Shareholders may redeem all or any part of their shareholdings on any business day at the applicable net asset value next determined after the receipt of proper redemption instructions. The value of shares on redemption may be more or less than the investor's cost.

Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. Payment of the redemption price will be made within seven days after receipt of the redemption instructions in good order (or such shorter time period as may be required), but the Fund may suspend the right of redemption during any period when: (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension; or (iii) an emergency exists, as defined by rules of the SEC, making disposal of portfolio securities or determination of the value of the net assets of the Fund not reasonably practicable.

No redemption requests will be processed until the Fund has received a completed Purchase Application. If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. The Fund will not credit redemption proceeds for any shares until checks received in payment for such shares have been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal funds or bank wire, or by a certified or cashier's check.

REDEMPTION THROUGH SELECTED
DEALERS

Salomon Brothers will accept orders from dealers with whom it has sales agreements for the repurchase of shares held by

SALOMON                 BROTHERS                INVESTMENT                SERIES

investors. Redemption orders received by the dealer prior to the close of trading on the NYSE on any business day and transmitted to Salomon Brothers prior to the close of its business day (normally 5:00 p.m., New York time), or transmitted by the dealer to Investor Services Group through the facilities of the NSCC by 8:00 p.m. New York time, are effective that day. Otherwise, the shares will be redeemed at the applicable net asset value next determined. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the investor a fee for executing the order. This redemption arrangement is discretionary and may be withdrawn or modified at any time.

REDEMPTION BY MAIL

Shares may be redeemed by mail by submitting the following documents:

(1) Written instructions from registered owner(s), signed exactly as shares are registered (facsimile instructions will not be accepted);

(2) All certificates, if any, to be redeemed;

(3) If shares to be redeemed have a net asset value of $50,000 or more, a letter or a stock power signed by the registered owner(s) with the signature(s) guaranteed by an acceptable guarantor. A guarantee of each shareholder's signature is required for all redemptions, regardless of the amount involved, when: (i) the proceeds are to be paid to someone other than the registered owner(s) of the shares redeemed; (ii) are to be wired to a bank; or (iii) are to be sent to other than the registered address. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ('STAMP') and the Stock Exchanges Medallion Program. Stockholders with any questions regarding signature-guarantees should call the telephone number listed on the cover; and

(4) In the case of shares of record held in the name of a corporation, trust, fiduciary or partnership, the redemption agent requires evidence of authority to sign and a stock power with signature(s) guaranteed.

TO EXPEDITE PROCESSING OF REDEMPTIONS BY MAIL, SHAREHOLDERS SHOULD SUBMIT REDEMPTION REQUESTS AND ALL RELATED DOCUMENTS DIRECTLY TO FIRST DATA INVESTOR SERVICES GROUP, INC., P.O. BOX 5127, WESTBOROUGH, MA 01581-5127.

Checks for redemption proceeds will be mailed within seven days after redemption to the shareholder's address of record on file with the Transfer Agent unless other instructions in proper form are received.

Upon request, the proceeds of a redemption amounting to $500 or more will be sent by federal funds or bank wire to the shareholder's predesignated bank account.

TELEPHONE REDEMPTION PRIVILEGE

Shareholders having direct accounts with Investor Services Group may redeem shares by means of the Telephone Redemption Privilege. The Application for Telephone Redemption Privilege must be completed by the shareholder with the signature(s) guaranteed in the manner described above under 'Redemption by Mail' prior to initiating a telephone redemption.

Shareholders cannot apply the Telephone Redemption Privilege to shares held in certificate form or for accounts requiring additional supporting documentation for redemptions such as trust, corporate, estate and guardian accounts.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Proceeds from the telephone redemption will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described below under 'Redemption by Wire.' The check will be made payable to the registered shareholder(s) and sent to the address of record on file with Investor Services Group.

Shareholders should realize that by making redemption requests by telephone, they may be giving up a measure of security that they may have if they were to redeem their shares in writing. The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor Investor Services Group will be liable for following redemption instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The
Fund and Investor Services Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or Investor Services Group may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting a redemption by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

REDEMPTION BY WIRE

If redemption by wire has been elected on the Purchase Application, shares may be redeemed, in the amount of $500 or more, on any business day upon request made by telephone or letter. No signature guarantee is required on such a redemption request. To elect this service subsequent to opening an account, call SBAM or Investor Services Group for further information.

You may either:
Telephone the redemption request to Investor Services Group at (800) 446-1013 or mail the request to Investor Services Group at the following address:

Salomon Brothers Small Cap Growth Fund
c/o Investor Services Group
P.O. Box 5127
Westborough, MA 01581-5127

Proceeds of wire redemptions of $500 or more will be wired to the shareholder's bank indicated in the Purchase Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less than $500 will be mailed to the shareholder's address of record.

Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

SMALL ACCOUNTS

Under the Fund's present policy, it reserves the right to redeem upon not less than 30 days' notice, the shares in an account which have a value of $500 or less or, in the case of an IRA or Self-Employed Retirement Plan, $250 or less if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

CONTINGENT DEFERRED SALES CHARGES

Redemptions may be subject to a CDSC as described below. Shares initially purchased in the Cash Management Fund or the New York Municipal Money Market Fund which are subsequently exchanged for shares of the Fund will be subject to

SALOMON                 BROTHERS                INVESTMENT                SERIES

any applicable CDSC due at redemption. Shares of the Fund may be exchanged for shares of any other Portfolio of the Investment Series without the imposition of a CDSC, although a CDSC may apply upon redemption of the shares acquired through the exchange. See 'Shareholder Services -- Exchange Privilege.'

Because shares of the Cash Management Fund and the New York Municipal Money Market Fund are not subject to any distribution or service fees, any applicable CDSC period is tolled for the period of time in which shares of the Fund are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if shares of the Fund are exchanged for shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently redeemed one year later, only the first two years of ownership count in the determination of the applicable CDSC percentage to be applied to that redemption.

The CDSC is assessed on an amount equal to the lesser of the net asset value at redemption or the initial purchase price of the shares being redeemed. In determining the amount of the CDSC that may be applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, any shares in the redeeming shareholder's account that may be redeemed without charge will be assumed to be redeemed prior to those subject to a charge. In addition, if the CDSC is determined to be applicable to redeemed shares, it will be assumed that shares held for the longest duration are redeemed first. No CDSC is imposed on: (i) amounts representing increases in the net asset value per share and (ii) shares acquired through reinvestment of income dividends or capital gains distributions.

The CDSC may be waived on a redemption of shares in connection with:

(a) redemptions made following the death or disability (as defined in the Code), of a shareholder; (b) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size; (c) a tax-free return of an excess contribution to any retirement plan; (d) exchanges; (e) automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of their initial account balances (see 'Shareholder Services -- Automatic Withdrawal Plan'); (f) redemptions of shares in connection with mandatory post-retirement distributions and withdrawals from retirement plans or IRAs; (g) redemption proceeds from other Portfolios of the Investment Series that are reinvested within 60 days of the redemption (see 'Shareholder Services -- Reinstatement Privilege'); (h) certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans; and (i) redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers or SBAM.

CLASS A SHARE PURCHASES
OF $1 MILLION OR MORE

Class A shares that were purchased without a sales charge by reason of a purchase of $1 million or more within one year after the date of purchase are subject to a CDSC of 1% if redeemed within the first year of purchase.

CLASS B SHARES

Class B shares that are redeemed within six years of purchase are subject to a CDSC at the rates set forth in the table below, charged as a percentage of the dollar amount subject thereto. The amount

SALOMON                 BROTHERS                INVESTMENT                SERIES

of any CDSC payable upon redemp-tion varies depending on the number of years elapsed from the time of the purchase of Class B shares until the time of redemption. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares until redemption, all orders accepted during a month are aggregated and deemed to have been made on the last business day of that month.

                               CLASS B CDSC TABLE

                                                                    CDSC AS A PERCENTAGE OF
YEAR(S) SINCE PURCHASE ORDER                                    DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------------------------

Up to 2 years                                                                  5%
2 years or more but less than 3 years                                          4%
3 years or more but less than 4 years                                          3%
4 years or more but less than 5 years                                          2%
5 years or more but less than 6 years                                          1%
6 or more years                                                                0%

CLASS C SHARES

Class C shares are subject to a CDSC of 1% if redeemed within the first year of purchase.

--------------------------------------------------------------------------------
                                    Performance Information

From time to time, the Fund may advertise its standardized and nonstandardized 'average annual total return' over various periods of time. Total return is computed separately for each class of shares of the Fund. Total return figures show the average annual percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the same class. Total return figures for the Fund's Class A shares include the maximum initial 4.75% sales charge and for Class B and Class C shares include any applicable CDSC during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of the Fund's shares.

Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is presented in the aggregate rather than as an annual average. Total return figures will be given for the most current one-, five-and ten-year periods, or the life of the relevant class of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year

SALOMON                 BROTHERS                INVESTMENT                SERIES

basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum 4.75% sales charge for the Class A shares or any applicable CDSC for Class B and Class C shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. Performance figures are based on historical earnings and are not intended to indicate future performance. See 'Performance Data' in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                    Dividends and Distributions

The Fund will declare dividends from net investment income annually and pay them annually.

Net investment income is the Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net investment income generally includes all taxable income of the Fund other than net realized long-term capital gains.

Dividends are determined in the same manner and are paid in the same amount for each Fund share, except certain expenses borne differ by class. In addition, the maximum distribution and service fees payable by the Class B and Class C shares of the Fund are more than the maximum fees payable by the Fund's Class A and Class O shares. Moreover, Class O shares are not subject to any distribution or service fees. As a result, the per share dividends on the Class O shares will

SALOMON                 BROTHERS                INVESTMENT                SERIES

generally be higher than Class A, Class B and Class C shares of the Fund and the per share dividends on Class A shares of the Fund will generally be higher than those on Class B and Class C shares.

The Fund distributes annually any 'net capital gain' (i.e., the excess of the Fund's net realized long-term capital gains over net realized short-term capital losses) from the sale of securities.

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, the Fund reserves the right to reinvest the dividend and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made.

If, for any full fiscal year, the Fund's total distributions exceed net investment income and net capital gain, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

Dividend and/or capital gain distributions will be reinvested automatically in additional shares of the same class of the Fund at the applicable net asset value per share and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gain distributions in cash. A shareholder who does not have a brokerage account may inform Investor Services Group, by notice sent to P.O. Box 5127, Westborough, Massachusetts 01581-5127, that he or she wishes to receive such dividends or distributions in cash directly from Investor Services Group. If such distribution is to be sent to an address other than the address on record, a signature guarantee is required. See 'Redemptions by Mail' above for instructions concerning signature guarantees. Such signature must be signed exactly as registered with Investor Services Group. Shareholders may change the distribution option at any time by mailing written notification to Investor Services Group at the above address or by calling (800) 446-1013 prior to the record date of any such dividend or distribution.

----------------------------------------------------------------
                                    Taxation

FEDERAL INCOME TAX MATTERS. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. If it so qualifies, the Fund will not be subject to U.S. federal income taxes on its net

SALOMON                 BROTHERS                INVESTMENT                SERIES

investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. If in any year the Fund fails to qualify as a regulated investment company, the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.

The Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income, which includes interest income on certain 'private activity' obligations that is otherwise exempt from tax.

The Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, the Fund intends to make sufficient distributions to avoid the application of both the corporate income and excise taxes.

All dividends and distributions to shareholders of the Fund of net investment income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income.

Distributions of net capital gain designated by the Fund as 'capital gain dividends' will be taxable as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. A portion of the Fund's dividends may qualify for the dividends received deduction available to corporations. Under recently enacted legislation, the maximum rate of tax on long-term capital gains of individuals will generally be reduced from 28% to 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized after July 28, 1997 with respect to capital assets held for more than 18 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%. Under a literal reading of the legislation, capital gain dividends paid by a regulated investment company would not appear eligible for the reduced capital gain rates. However, the legislation authorizes the Treasury Department to promulgate regulations that would apply the new rates to capital gain dividends paid by a regulated investment company. With respect to corporate taxpayers, long-term capital gains currently are taxed at the same federal income tax rates as ordinary income and short-term capital gains. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable even though the net asset value of shares of the Fund is reduced by the distribution.

The Fund may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Fund will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes.

The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

shareholder's hands. If a shareholder sells or otherwise disposes of shares of the Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if the Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in the stock of passive foreign investment companies or securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code.
Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

The Fund may be required to withhold federal income tax at a rate of 31% ('backup withholding') from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal
Revenue Service ('IRS') notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes.

Statements detailing the tax status of each shareholder's dividends and distributions will be mailed annually.

The foregoing is intended to be general information to shareholders and potential investors in the Fund and does not constitute tax advice. Shareholders and potential investors should consult their own tax advisers regarding federal, state, local and foreign tax consequences of ownership of shares in the Fund.

--------------------------------------------------------------------------------
                                    Shareholder Services

The Fund offers the following shareholder services. See the Statement of Additional Information for further details about these services or call or write the Fund.

AUTOMATIC INVESTMENT PLAN

An investor who opens an account and wishes to make subsequent, periodic investments in the Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the account. The bank at which the bank account is maintained must be a member of the Automated Clearing House
(ACH). The investor specifies the frequency with which the investments occur (monthly, every alternate month, quarterly, etc.) with the exception that no more than one investment will be processed each month. On or about the tenth of the month, the Fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit.

AUTOMATIC DIVIDEND
DIVERSIFICATION ('ADD')

The ADD program allows an investor to have all dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Portfolio of the Investment Series. The receiving account must be in the same name as the investor's existing account. The purchase of shares of the Portfolio of the Investment Series receiving the cross-investment of the dividends will be made using the net asset value at the close of business of the dividend payable date.

SYSTEMATIC INVESTING

An investor may request that shares of any class of the Fund be exchanged monthly for shares of the same class of any other Portfolio of the Investment Series. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instructions provided on the initial account application or on the Systematic Investing application. This Systematic Investing program is also referred to as 'Dollar Cost Averaging.'

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange all or part of their shares for shares of the same class of any other Portfolio of the Investment Series, at the applicable relative net asset value per share without the imposition of any front-end sales charge or CDSC, except as described below. Shares of the Fund are eligible for exchange 30 days after purchase. Shares of one class may not be exchanged for shares of any other class of any Portfolio of the Investment Series. Fund shares may be exchanged for shares of any of the following
Portfolios:

SALOMON BROTHERS CASH MANAGEMENT FUND. The objective of the Cash Management Fund is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund will seek to attain its objective by investing in a broad range of high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less.

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND. The objective of the New York Municipal

SALOMON                 BROTHERS                INVESTMENT                SERIES

Money Market Fund is to seek as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The Fund seeks to achieve its objective by investing primarily in high-quality, short-term municipal obligations issued by or on behalf of the State of New York or by its instrumentalities or political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes. The Fund seeks to maintain a stable net asset value of $1.00 per share.

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND. The objective of the National Intermediate Municipal Fund is to achieve a high level of current income which is exempt from regular federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade municipal obligations.

SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND. The objective of the U.S. Government Income Fund is to seek a high level of current income. The Fund seeks to achieve its objective by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities.

SALOMON BROTHERS HIGH YIELD BOND FUND. The objective of the High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by its investment manager to be of comparable quality.

SALOMON BROTHERS STRATEGIC BOND FUND. The primary objective of the Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving its investment manager broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to achievement of the Fund's investment objectives.

SALOMON BROTHERS TOTAL RETURN FUND. The Total Return Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.

SALOMON BROTHERS ASIA GROWTH FUND. The Asia Growth Fund's objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of companies organized under the laws of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand or any other country in the Asian region (other than Japan, Australia and New Zealand) that currently or in the future permits foreign investment.

SALOMON BROTHERS INTERNATIONAL GROWTH FUND. The investment objective of the International Growth Fund is capital growth. The Fund will seek to meet its objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by the Fund's investment manager to have potential for appreciation. The Fund will invest primarily in securities of issuers in developed markets.

SALOMON BROTHERS INVESTORS FUND. The Investors Fund's primary objective is long-term growth of capital. Current income is a secondary objective. The Fund

SALOMON                 BROTHERS                INVESTMENT                SERIES

seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

SALOMON BROTHERS CAPITAL FUND. The objective of the Capital Fund is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk. Current income is an incidental consideration.

For purposes of determining a shareholder's holding period in the calculation of any applicable CDSC, the period of time during which shares were held prior to an exchange will be added to the holding period of shares acquired in an exchange. However, the CDSC period is tolled for any period of time in which shares are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if shares of the Fund subject to a CDSC are exchanged for shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently redeemed one year later, only the first two years of ownership count in the determination of the applicable CDSC percentage to be applied to that redemption. Furthermore, when Cash Management Fund shares or New York Municipal Money Market Fund shares are exchanged for shares of the Fund, the CDSC becomes applicable to those shares commencing at the time of exchange. If such shares are subsequently redeemed, only time of ownership spent in Portfolios of the Investment Series that impose a CDSC counts toward determining the applicable CDSC.

The Fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor Investor Services Group will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund and Investor Services Group may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or Investor Services Group may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange of shares of the Fund for shares of another Portfolio is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with an exchange. See 'Taxation' above.

The exchange privilege is available to shareholders residing in any state in which the shares of the Portfolio being acquired may be legally sold. Each Portfolio reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon written notice to shareholders.

AUTOMATIC WITHDRAWAL PLAN

A shareholder may establish a plan for redemptions to be made automatically at monthly or quarterly intervals with payments sent directly to him or her or to persons designated by the shareholders as recipients of the withdrawals. Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to the shareholder and mailed to the address of record on the account. Investors are required to have a minimum account value of $10,000 in a single account in order to establish a monthly withdrawal plan, and a minimum of $5,000 in a single account for quarterly withdrawal plans. Each withdrawal constitutes a redemption of shares on which a gain or loss may be

SALOMON                 BROTHERS                INVESTMENT                SERIES

recognized. Class B and Class C shareholders may redeem 12% annually or no more than 2% monthly of their initial account balances without incurring a CDSC. Maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares may be disadvantageous to an investor because of the sales charges on certain purchases and redemptions.

The redemptions will occur on the date selected by the shareholder on the account application (or the next business day if the selected day falls on a weekend or holiday) or on the 10th day of the month if no date is selected, and the checks will generally be mailed within two days after the redemption occurs. No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time.

REINSTATEMENT PRIVILEGE

A shareholder may return any dividend, capital gain or redemption check to the Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class C shares, if an investor redeems Class B or Class C shares and pays a CDSC upon redemption, and then uses those proceeds to purchase Class B or Class C shares of any Portfolio of the Investment Series within 60 days, the Class B or Class C shares purchased will be credited with any CDSC paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege. Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 60 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

SELF-EMPLOYED RETIREMENT PLAN

A prototype defined contribution retirement plan is available for self-employed individuals who wish to contribute earned income on behalf of themselves and each of their employees to purchase shares of the Fund and/or certain other mutual funds managed by SBAM. Shareholders should consult with a financial adviser regarding such plan.

INDIVIDUAL RETIREMENT ACCOUNTS

A prototype Individual Retirement Account ('IRA') is available generally for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered and for certain individuals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Contributions to an IRA made available by the Fund may be invested in shares of the Fund and/or certain other mutual funds managed by SBAM. Shareholders should consult with a financial adviser regarding an IRA.

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                                    Account Services

Shareholders of the Fund are kept informed through semi-annual reports showing current investments and other financial data for the Fund. Annual reports for the Fund includes audited financial statements. Shareholders of the Fund will receive a Statement of Account following each share transaction. Shareholders can write or call the Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in shares of the Fund.

-----------------------------------------------------------------------
                                    Capital Stock

The Series Funds was incorporated in Maryland on April 17, 1990. The authorized capital stock of the Series Funds consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Series Funds' Articles of Incorporation and Articles Supplementary, the Directors have authorized the issuance of eleven series of shares, each representing shares in one of Salomon Brothers' separate investment portfolios; namely, the Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers International Growth Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers Institutional Money Market Fund (formerly, the U.S. Treasury Securities Money Market Fund). The Fund and the Salomon Brothers International Growth Fund are newly organized portfolios of the Series Funds. The assets of each Portfolio of the Series Funds are segregated and separately managed. The Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios. As of the date of this Prospectus, Salomon Brothers Holding Company Inc, the parent company of SBAM, owns all of the outstanding shares of the Fund and consequently is deemed to be a 'control person,' as defined in the 1940 Act, of the Fund. Shares of each class of the Fund represent interests in the Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in the Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of the Fund will, when issued, be fully

SALOMON                 BROTHERS                INVESTMENT                SERIES

paid and nonassessable. The Fund will not issue any senior securities. Under the corporate law of Maryland, the state of incorporation of the Series Funds, and the By-Laws of the Series Funds, the Series Funds is not required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

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                                    Appendix A:
                                    Description of Ratings

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds which are rated 'Aaa' are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the

                                                                        PAGE A-1

SALOMON                 BROTHERS                INVESTMENT                SERIES

modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P's CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of senior short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PAGE A-2

SALOMON                 BROTHERS                INVESTMENT                SERIES

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P's COMMERCIAL PAPER RATINGS

A -- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. However, the Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                                                        PAGE A-3

----------------------------------------------------------------------
                                    Appendix B:
                                    General Characteristics
                                    and Risks of Derivatives

A detailed discussion of Derivatives (as defined below) that may be used by the investment manager on behalf of the Fund follows below. The Fund will not be obligated, however, to use any Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in this Appendix B, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

The Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the

                                                                        PAGE B-1

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the

PAGE B-2

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by the Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, and for risk management purposes, or the Fund may seek to increase its income or gain. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.

                                                                        PAGE B-3

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

The Fund will not enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

The Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

The Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference

PAGE B-4

SALOMON                 BROTHERS                INVESTMENT                SERIES

among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' The Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.

SWAPS, CAPS, FLOORS AND COLLARS

The Fund may enter into interest rate, currency and equity swaps, the purchase or sale of related caps, floors and collars and other similar arrangements. The Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular

                                                                        PAGE B-5

SALOMON                 BROTHERS                INVESTMENT                SERIES

investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing or selling at a later date or to generate income or gain. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An equity swap is an agreement to exchange cash flows on a notional principal amount based on changes in the values of the reference index. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the currency exchange rates. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified interest rate, currency exchange rate or index exceeds a predetermined rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified interest rate, currency exchange rate or index falls below a predetermined rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of rates or values.

The Fund will usually enter into swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor, collar or other similar type of transaction unless the investment manager deems the Counterparty to be creditworthy. If a Counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund will maintain cash, cash equivalents or other appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.

PAGE B-6

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

INDEXED SECURITIES

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

RISK FACTORS

Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent

                                                                        PAGE B-7

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
SALOMON                 BROTHERS                INVESTMENT                SERIES

the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

RISKS OF DERIVATIVES OUTSIDE THE UNITED STATES

When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make

PAGE B-8

SALOMON                 BROTHERS                INVESTMENT                SERIES

trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of many Derivatives by the Fund will require, among other things, that the Fund segregate cash, cash equivalents, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash, cash equivalents or other liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash, cash

                                                                        PAGE B-9

SALOMON                 BROTHERS                INVESTMENT                SERIES

equivalents or other liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related
Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

PAGE B-10

FOR CUSTOMER SERVICE
(800) 446-1013
FOR BROKER/DEALER INQUIRIES
(800) SALOMON
(800) 725-6666
Dial 11 for a representative
DISTRIBUTOR
Salomon Brothers Inc
7 World Trade Center
New York, New York 10048
INVESTMENT MANAGER
Salomon Brothers Asset
 Management Inc
7 World Trade Center
New York, New York 10048
CUSTODIAN
[            ]

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 5127
Westborough, Massachusetts 01581-5127
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND, THE DISTRIBUTOR OR THE INVESTMENT MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

             -----------------------------------------------
                       SALOMON BROTHERS ASSET MANAGEMENT

                -----------------------------------------------

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.



                  SUBJECT TO COMPLETION, DATED OCTOBER 15, 1997


                       SALOMON BROTHERS INVESTMENT SERIES
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) SALOMON
                                 (800) 725-6666

                      STATEMENT OF ADDITIONAL INFORMATION


     Salomon Brothers Investment Series consists of Salomon Brothers Cash Management Fund (the 'Cash Management Fund'), Salomon Brothers New York Municipal Money Market Fund (the 'New York Municipal Money Market Fund'), Salomon Brothers National Intermediate Municipal Fund (the 'National Intermediate Municipal Fund'), Salomon Brothers U.S. Government Income Fund (the 'U.S. Government Income Fund'), Salomon Brothers High Yield Bond Fund (the 'High Yield Bond Fund'), Salomon Brothers Strategic Bond Fund (the 'Strategic Bond Fund'), Salomon Brothers Total Return Fund (the 'Total Return Fund'), Salomon Brothers International Growth Fund (the 'International Growth Fund'), Salomon Brothers Small Cap Growth Fund (the 'Small Cap Growth Fund'), Salomon Brothers Asia Growth Fund (the 'Asia Growth Fund'), Salomon Brothers Investors Fund Inc (the 'Investors Fund') and Salomon Brothers Capital Fund Inc (the 'Capital Fund') (each, a 'Fund' and collectively, the 'Funds'). Each of the Funds, except for the Investors Fund and the Capital Fund, is an investment portfolio of the Salomon Brothers Series Funds Inc (the 'Series Funds'), an open-end investment company incorporated in Maryland on April 17, 1990. The Asia Growth Fund is a non-diversified portfolio and the other Funds which are part of the Series Funds are diversified portfolios. The Investors Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. The Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Series Funds, Capital Fund and Investors Fund are, individually, a 'Company,' or collectively, the 'Companies.'



     This Statement of Additional Information (the 'SAI') is not a prospectus and is only authorized for distribution only when preceded or accompanied by one or more of the Funds' current Prospectuses, dated April 29, 1997 (with respect to all Funds except the International Growth Fund and the Small Cap Growth Fund) and January 2, 1998 (with respect to the International Growth Fund and the Small Cap Growth Fund), (each, a 'Prospectus'). This SAI supplements and should be read in conjunction with one or more of the Prospectuses, copies of which may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above.



January 2, 1998

                               TABLE OF CONTENTS



Additional Information on Portfolio Instruments and Investment Policies.........................     3
Special Factors Affecting the Fund's Investment in New York Municipal Obligations...............    21
Investment Limitations..........................................................................    45
Management......................................................................................    50
Investment Manager..............................................................................    63
Portfolio Transactions..........................................................................    71
Net Asset Value.................................................................................    72
Additional Purchase Information.................................................................    73
Additional Redemption Information...............................................................    74
Additional Information Concerning Taxes.........................................................    74
Performance Data................................................................................    80
Shareholder Services............................................................................    85
Capital Stock...................................................................................    86
Custodian and Transfer Agent....................................................................    87
Independent Accountants.........................................................................    87
Counsel.........................................................................................    87
Financial Statements............................................................................    88

                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
                            AND INVESTMENT POLICIES


     The applicable Prospectus indicates the extent to which each Fund may purchase the instruments or engage in the investment activities described below. The discussion below supplements the information set forth in each Prospectus under 'Investment Objectives and Policies,' 'Additional Investment Activities and Risk Factors' and 'Appendix B -- General Characteristics and Risks of Derivatives.' References herein to the investment manager means Salomon Brothers Asset Management Inc ('SBAM'), except with respect to the Asia Growth Fund, in which case it means Salomon Brothers Asset Management Asia Pacific Limited ('SBAM AP') and with respect to the International Growth Fund, in which case it means, with respect to investment matters for the International Growth Fund, Mastholm Asset Management, L.L.C., the sub-adviser for that Fund.


FOREIGN SECURITIES


     As discussed in each Prospectus, investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. The following discussion supplements the discussion contained in each Prospectus under 'Additional Investment Activities and Risk
Factors -- Foreign Securities' and ' -- High Yield Securities.' See also
' -- Brady Bonds' below.


     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund's portfolio.

     Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the '1940 Act'), limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

     The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

     Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

U.S. GOVERNMENT OBLIGATIONS


     In addition to the U.S. Treasury obligations described in each Prospectus, a Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS'). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.


     Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Maes')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Macs')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS


     Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.



     Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See ' -- Foreign Securities' above. None of the Funds will purchase bank obligations which SBAM or the applicable sub-adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.



     Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.


     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS


     Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SBAM or the applicable sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.



     Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian.


FIXED-INCOME SECURITIES



     Many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.


ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

MUNICIPAL LEASE OBLIGATIONS

     Municipal lease obligations are secured by revenues derived from the lease of property to state and local government units. The underlying leases generally are renewable annually by the governmental user, although the lease may have a term longer than one year. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to a Fund. In the event of a termination, assignment or sublease by the governmental user, the interest paid on the municipal lease obligation could become taxable, depending upon the identity of the succeeding user.

LOANS OF PORTFOLIO SECURITIES


     Each of the Funds, except the Cash Management Fund, the New York Municipal Money Market Fund and the National Intermediate Municipal Fund, may lend portfolio securities to brokers or dealers or other financial institutions. The Capital Fund may lend portfolio securities to selected member firms of the New York Stock Exchange ('NYSE'). The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with a Fund. Each of the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund, the Asia Growth Fund, the Investors Fund and the Capital Fund did not lend any of its portfolio securities during 1996 and with the exception of the Capital Fund and the Investors Fund, each of these Funds has no present intention to do so. The International Growth Fund and the Small Cap Growth Fund have no present intention to lend any of their portfolio securities.


     The foregoing policy regarding the lending of portfolio securities is a fundamental policy of the Capital Fund which may be changed only when approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

RULE 144A SECURITIES


     As indicated in each Prospectus, certain Funds may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.


     One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the Commission stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.

     To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

MORTGAGE-BACKED SECURITIES

     The following describes certain characteristics of mortgage-backed securities. Mortgage-backed securities acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Fund and the Total Return Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a Fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

     Background. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

     Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     Guaranteed Mortgage Pass-Through Securities. The U.S. Government Income, Strategic Bond and Total Return Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

     The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, the Federal National Mortgage Association ('Fannie Mae') and Freddie Mac.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

     Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or

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the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

     Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

BRADY BONDS

     Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as 'Brady Bonds.' Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment manager believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

     Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories 'BB' or 'B' by Standard & Poor's Corporation ('S&P') or 'Ba' or 'B' by Moody's Investors Service, Inc. ('Moody's') or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally

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known as par bonds), bonds issued at a discount from the face value of such debt
(generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ('LIBOR') rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase
Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which these Funds may invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Additional Information Concerning Taxes.'

INVERSE FLOATING RATE OBLIGATIONS

     Certain Funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of Collateralized Mortgage Obligations ('CMOs ') with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

     Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT FUNDS


     Each Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest, in accordance with the limits of the 1940 Act. Each Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. To the extent a Fund invests in other investment funds, the Fund's shareholders will incur certain duplicative fees

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and expenses, including investment advisory fees. A Fund's investment in certain investment funds will result in special U.S. Federal income tax consequences described below under 'Taxation.'


HIGH YIELD SECURITIES



     Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may affect the value of high yield securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to each Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.



     The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.



     Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.



     Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.



     The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

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

     High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).



     Investing in fixed and floating rate high yield foreign sovereign debt securities will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See ' -- Foreign Securities' above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.



     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.



     As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

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     Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady
Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the High Yield Bond and Strategic Bond Funds invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Additional Information Concerning Taxes.'



     Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.


DERIVATIVES


     Forward Currency Exchange Contracts. As indicated in each Prospectus, in order to hedge against currency exchange rate risks or to increase income or gain, certain Funds may enter into forward currency exchange contracts with securities dealers, financial institutions or other parties, through direct bilateral agreements with such counterparties. A Fund will enter into forward currency exchange contracts only with counterparties which the investment manager deems creditworthy. In connection with a Fund's forward currency transactions, the Fund will set aside a segregated account consisting of cash, cash equivalents or high quality debt securities in an amount equal to the amount of the contract, to be used

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to pay for the commitment. The segregated account will be marked-to-market on a daily basis. In addition to the circumstances set forth in each Prospectus, a Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.



     Futures Contracts. As indicated in each Prospectus, each Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the Commodity Futures Trading Commission ('CFTC'), foreign exchanges on stock indices. None of the Funds is a commodity pool, and each Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund may not enter into any futures contract or related option other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of aggregate initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures contracts would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) cash, cash equivalents or high quality debt securities segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. Furthermore, with respect to the sale of futures contracts by a Fund, the value of such contracts may not exceed the total market value of such Fund's portfolio securities.


     Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or
(ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

     At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities

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with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

     Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Certain Funds may enter into short municipal bond index futures contracts in anticipation of or during a market decline to attempt to offset the potential decrease in market value of securities in its portfolio. When a Fund is not fully invested in securities and anticipates a significant market advance, it may enter into long municipal bond index futures contracts in order to gain rapid market exposure that may wholly or partially offset increases in the costs of securities that it intends to purchase. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.


     Options. As indicated in each Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in each Prospectus.


     In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

     In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying

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
investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

     In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

     A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

     Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

     A Fund's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ('OCC') to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

     Over-the-counter options ('OTC options') are purchased from or sold to securities dealers, financial institutions or other parties, through direct bilateral agreement with such counterparties. The staff of the SEC considers OTC options to be illiquid securities. A Fund will purchase and sell over-the-counter options only from and to counterparties which the investment manager deems to be creditworthy.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     (a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the NYSE Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

     If the investment manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

     (b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'

     (c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

     Interest Rate and Equity Swaps and Related Transactions. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

     A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of cash and/or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

     There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

PORTFOLIO TURNOVER

     Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See 'Portfolio Transactions.'

     With respect to each of the Cash Management Fund and the New York Municipal Money Market Fund, SBAM seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Cash Management Fund and the New York Municipal Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the investment manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the investment manager will consider such an event in determining whether the Cash Management Fund and the New York Municipal Money Market Fund should continue to hold the security. The policy of each of the Cash Management Fund and the New York Municipal Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of thirteen months or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Cash Management Fund and the New York Municipal Money Market Fund in the form of dealer spreads.

                SPECIAL FACTORS AFFECTING THE FUND'S INVESTMENT
                       IN NEW YORK MUNICIPAL OBLIGATIONS


     Some of the significant financial considerations relating to the investments of the New York Municipal Money Market Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. All information contained in this section is as of April 29, 1997. The accuracy and completeness of the information contained in such offering statements has not been independently verified.


NEW YORK STATE

     New York State Financing Activities. There are a number of methods by which New York State (the 'State') may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the 'Legislature') and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ('TRANs'), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ('BANs'). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

     The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State-guarantee of certain Port Authority of New York and New Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ('LGAC') to restructure the way the States makes certain local aid payments. The State also participates in the issuance of certificates of participation ('COPs') in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.

     The State also employs moral obligations financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation ('UDC') and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated by the State during the 1996-97 fiscal year although there can be no assurance in this regard.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

     Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.15 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1996-97 capital projects. Included therein are borrowings by (i) DASNY for SUNY, The City University of New York ('CUNY'), health facilities, and mental health facilities; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ('HFA') for housing programs; and (v) borrowings by the Environmental Facilities Corporation ('EFC') or other authorities. In addition, the Legislature has authorized DASNY to refinance a $787 million pension obligation of the State.

     In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. The Clean Water/Clean Air Bond Act of 1996 was approved by the voters at a general election in November, 1996. The amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 Borrowing Plan to finance a portion of this new program.

     In addition to the arrangements described above, State law provides for State municipal assistance corporations, which are Authorities authorized to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ('MAC'), created to provide financing assistance to New York City (the 'City'), is the only municipal assistance corporation created to date. To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the Benefit of New York City, the State-imposed Stock Transfer Tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ('Troy MAC'). The bonds expected to be issued by Troy MAC would not be subject to the State's moral obligation.

     State Financial Operations. During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1987 through 1995, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, state personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

     The national economy has resumed a more robust rate of growth after a 'soft landing' in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

     The State Division of Budget ('DOB') forecasts that national economic growth will be quite strong in the first half of calendar 1996, but will moderate considerably as the year progresses. The overall growth rate of the national economy during calendar year 1996 is expected to be just slightly below the 'consensus' of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product during 1996 and 1997 is projected to be moderate at 2.3 percent followed by a 2.4 percent increase in 1998, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to be contained at about 3 percent due to moderate wage growth and foreign competition. The inflation rate is expected to remain stable at 2.9 percent in 1997 and decrease to 2.8 percent in 1998. Personal income and wages are projected to increase by about 5 percent and to slow accordingly in 1997 and 1998.

     The forecast of the State's economy shows modest expansion during the first half of calendar 1996, but some slowdown was projected during the second half of the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State for 1996 was expected to be up slightly from the 1995 rate. Moderate growth is projected to continue in 1997 for employment, wages, and personal income, followed by a slight slowing in 1998. Personal income is estimated to have grown by 5.2 percent in 1996, fueled in part by an unusually large increase in financial sector bonus payments, and is projected to grow 4.5 percent in 1997 and 4.2 percent in 1998. Overall employment growth will continue at a modest rate, reflecting the moderate growth of the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

     There can be no assurance that these forecasts will prove to be accurate. For example, the forecast for continued slow growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust. Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

     The State's 1996-97 fiscal year commenced on April 1, 1996, and ended on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year.

     The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State is required to issue three quarterly updates to the cash-basis State Financial Plan in July, October, and January, respectively. These updates reflect analysis of actual receipts and disbursements on a cash basis for each respective period, and contain revised estimates of receipts and disbursements for the then current fiscal year.

     The State issued its first update to the cash-basis 1996-97 State Financial Plan (the 'Mid-Year Update') on October 25, 1996. As part of the release of the 1997-98 Executive Budget, the State updated its 1996-97 cash-basis State Financial Plan (the 'Third Quarter Update') on January 14, 1997.

     After adjustments for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2 percent. Adjusted State Funds (excluding federal grants) disbursements are projected to increase by 1.6 percent from the prior fiscal year. All Government Funds projected disbursements increase by 4.1 percent over the prior fiscal year, after adjustments for comparability.

                                    TABLE 1
                          CASH DISBURSEMENT COMPARISON
                               1995-96 TO 1996-97
                             (MILLIONS OF DOLLARS)

                                                                          ADOPTED      PERCENT
                                                             ADJUSTED      BUDGET       CHANGE
                                                              ACTUAL     PROJECTION      FROM
                                                             1995-96      1996-97      1995-96
                                                             --------    ----------    --------

General Fund(1)...........................................    33,042       33,123         0.2
State Funds(2)............................................    43,057       43,726         1.6
All Governmental Funds(2).................................    63,499       66,125         4.1

------------
Source: State Division of the Budget.

(footnotes continued on next page)

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
(footnotes continued from previous page)

(1) 1995-96 reported totals are increased to reflect the use of $271 million in LGAC bond proceeds to finance education aid that otherwise would have been financed in the General Fund, and the reclassification of $92 million of spending formerly budgeted in Special Revenue Funds that is now budgeted in the General Fund for 1996-97.

(2) 1995-96 reported totals are increased to reflect the use of $271 million in LGAC bond proceeds to finance education aid that otherwise would have been financed in the General Fund.

     The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by DOB to be $1.3 billion, or 3.9 percent of total General Fund receipts.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. There can be no assurance that these forecasts will prove to be accurate. For example, actual results could differ materially and adversely from the projected results and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

     The following discussion summarizes updates to the 1996-97 State Financial Plan and recent fiscal years with particular emphasis on the State's General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected by the State to account for approximately 47 percent of total governmental-fund receipts and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

     The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to

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
other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

     As of the Third Quarter Update, the 1996-97 General Fund Financial Plan continues to be balanced. The Division of the Budget projects that, prior to taking the actions described below, the General Fund Financial Plan would have shown an operating surplus of approximately $1.3 billion. These actions include implementing reduced personal income tax withholding to reflect the impact of tax reduction actions which took effect on January 1, 1997. This has the effect of raising taxpayer's current take-home pay rather than requiring taxpayers to wait until the spring of 1998 for larger refunds. The Financial Plan assumes the use of $250 million for this purpose. In addition, $943 million is projected to be used to pay tax refunds during the 1996-97 fiscal year or reserved to pay refunds during the 1997-98 fiscal year, which produces a benefit for the 1997-98 Financial Plan (see below). Finally, $65 million is projected to be deposited into the Tax Stabilization Reserve Fund (the 'TSRF') (in addition to the required deposit of $15 million), increasing the cash balance in that fund to $317 million by the end of 1996-97.

     The projected surplus results primarily from growth in the underlying forecast for projected receipts. As compared to the enacted budget, revenues are expected to increase by more than $1 billion, while disbursements are expected to fall by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and social services caseload projections for the balance of the fiscal year.

     The General Fund closing balance is expected to be $358 million at the end of 1996-97. Of this amount, $317 million would be on deposit in the TSRF, while another $41 million would remain on deposit in the Contingency Reserve Fund (the 'CRF') as a reserve for litigation or other unbudgeted costs to the Financial Plan. The TSRF had an opening balance of $237 million, to be supplemented by a required payment of $15 million and an extraordinary deposit of $65 million from surplus 1996-97 monies. The $9 million on deposit in the Revenue Accumulation Fund will be drawn down as planned. A planned deposit of $85 million to the CRF, projected to be received from contractual efforts to maximize federal revenue, is no longer expected to be deposited this year.

     In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds.

     Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise more than 43 percent of total government funds receipts and disbursements in the 1996-97 fiscal year, about three-quarters of that activity relates to Federally-funded programs.

     Projected receipts in this fund type total $28.04 billion, an increase of $2.43 billion (9.5 percent) over the prior year. Projected disbursements in this fund type total $28.51 billion, an increase of $2.25 billion (8.6 percent) over 1995-96 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.31 billion in the 1996-97 fiscal year. Remaining projected spending of $7.20 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the 'MTA') funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

     Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1996-97 fiscal year, activity in these funds is expected to comprise 6 percent of total governmental receipts and disbursements.

     Total receipts in this fund type are projected at $3.58 billion. Disbursements from this fund type are projected to be $3.85 billion, a decrease of $120 million (3.1 percent) over prior-year levels, due in part to a reclassification of economic development projects to the category of grants to local governments in the General Fund. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $920 million (24 percent) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (28 percent), public authority bond proceeds (34 percent), general obligation bond proceeds (12 percent), and pay-as-you-go revenues (26 percent).

     Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund is expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1996-97 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

     The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1996-97 fiscal year, total disbursements in this fund type are projected at $2.58 billion, an increase of $164 million or 6.8 percent. The projected transfer from the General Fund of $1.59 billion is expected to finance 62 percent of these payments.

     The remaining payments are expected to be financed by pledged revenues, including $1.83 billion in taxes, $234 million in dedicated fees, and $2.35 billion in patient revenues, including transfers of federal and state reimbursements and state dedicated taxes. After required impoundment for debt service, $3.7 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer -- $1.9 billion -- is made to the Special Revenue Fund type in support of operations of the mental hygiene agencies. Another $1.4 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on LGAC bonds.

     A narrative description of cash-basis results in the General Fund for the prior three fiscal years is presented below, as well as a brief summary of activity in the Special Revenue Funds, Capital Projects Funds and Debt Service Funds for the prior three fiscal years.

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last four fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below.

     The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which

$521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

     General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

     The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

     General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

     The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions result in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. (For more information on the personal income tax refund reserve account, see Table 5.) The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.

     General Fund receipts totaled $32.23 billion, an increase of 2.6 percent from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5 percent higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.

     Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.

     In the Special Revenue Funds, disbursements increased from $22.72 billion to $26.26 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

     Disbursements in the Capital Projects Funds grew from $3.10 billion to $3.97 billion over the last three years, as spending for transportation and mental hygiene programs increased, partially offset by declines for corrections and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.

     Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations.

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
Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     The Governor presented his 1997-98 Executive Budget to the Legislature on January 14, 1997. The Executive Budget also contains financial projections for the State's 1998-99 and 1999-2000 fiscal years, detailed estimates of receipts and an updated Capital Plan. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan which was scheduled to be released on or before February 13, 1997. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projected budget.

     The 1997-98 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year. As compared to the 1996-97 State Financial Plan, the Executive Budget proposes a year-to-year decline in General Fund spending of 0.2 percent. State funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 1.2 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 2.2 percent from the prior fiscal year.

     The Executive Budget proposes $2.3 billion in actions to balance the 1997-98 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1997-98 were projected to grow by approximately 4 percent. This increase would have resulted from growth in Medicaid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1996-97. General Fund receipts were projected to fall by roughly 3 percent. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1996-97 and implementation of previously enacted tax reduction programs.

     The Executive Budget proposes to close this gap primarily through a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-97 projected budget surplus, and other actions. The 1997-98 Financial Plan projects receipts of $32.88 billion and spending of $32.84 billion, allowing for a deposit of $24 million into the

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
CRF and a year-ending CRF reserve of $65 million, and a required repayment of $15 million to the TSRF.

     The Division of the Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1997-98 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

     To make progress toward addressing recurring budgetary imbalances, the 1997-98 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal years. However, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1997-98 or in future fiscal years.

     In addition, there has been discussion of additional tax reductions, beyond those reflected in the State's current projections for 1997-98 and the out years that, if enacted, could make it more difficult to achieve budget balance over this period. In particular, modifying the State's sales tax treatment of clothing has been discussed. The State now receives approximately $700 million annually under the current tax statutes from taxation on clothing, and localities receive a roughly equivalent amount.

     Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Risks to the Financial Plan include either a financial market or broader economic 'correction' during the period, a risk heightened by the relatively lengthy expansions currently underway. In addition, a normal 'forecast error' of one percentage point in the expected growth rate could raise or lower receipts by $600 million during the last year of the projection period. Potential changes to federal tax law could alter the federal definitions of income on which many State taxes rely. Similarly, the Financial Plan assumes no significant federal disallowances or other actions which could affect State finances.

     On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the '1996 Welfare Act'). This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program ('AFDC'), and creates a new Temporary Assistance to Needy Families program ('TANF') funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

     On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. On December 13, 1996, the State's plan was approved by the federal government. Legislation will be required to implement the State's TANF plan, and the Governor has introduced legislation necessary to conform with federal law.

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
     States are required to comply with the new federal welfare reform law no later than July 1, 1997. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

     An additional risk to the 1997-98 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. However, the Division of the Budget believes that certain court decisions discussed in the section entitled 'Litigation' below will not have a material impact on the current Financial Plan although there can be no assurance in this regard. Specifically, in the case of Tug Buster Bouchard et al. v. Wetzler, the Division of the Budget believes that the court's decision, as interpreted by the State, will reduce tax revenues by approximately $5 million in 1997-98 and $2 million thereafter.

     On February 14, 1994, Standard & Poor's ('S&P') revised its outlook on the State's general obligation bonds to positive and, on August 5, 1995, confirmed its A - rating. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A - and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. Prior to this, on March 26, 1990, S&P lowered its rating of all of the State's outstanding general obligation bonds from AA- to A. Previous S&P ratings were AA- from August, 1987 to March, 1990 and A+ from November, 1982 to August, 1987.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating.

     Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its Public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1995 there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all state Public authorities was $73.45 billion.

     There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are so diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

     Metropolitan Transportation Authority. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the 'TA'). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition,

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the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the 'TBTA'), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1996-97 fiscal year, total State assistance to the MTA is estimated by the State to be approximately $1.09 billion.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the '1995-99 Capital Program'), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. Such plan, once approved by the MTA Capital Program Review Board, will supersede the MTA's 1992-96 Capital Program. The MTA expects such approval before the end of the 1997 legislative session. In the interim, the MTA will proceed with financings for projects approved under the MTA's 1992-96 Capital Program, as well as a subset of the 1997 portion of the 1995-96 Capital Program using federal, New York City and other non-bonded sources of funds. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

     Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help

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Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

     Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than the City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

     Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) two challenges to regulations promulgated by the Superintendent of Insurance establishing excess medical malpractice premium rates for 1986-87 through 1995-96 and 1996-97 fiscal years, respectively; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which after the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby; (ix) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (x) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; (xi) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; (xii) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law; and (xiii) a challenge to the enactment of the Clean Water/Clean Air Bond Act of 1996 and its impending legislation.

     Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1996, the State reports its estimated liability for awards and anticipated unfavorable judgments at $474 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount of the 1996-97 State

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
Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan.

NEW YORK CITY

     The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's financial plans are usually prepared quarterly, and the annual financial report for its most recent completed fiscal year is prepared at the end of October of each year.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the MAC to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the 'Financial Emergency Act') which, among other things, established the New York State Financial Control Board (the 'Control Board') to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ('OSDC') to assist the Control Board in exercising its powers and responsibilities; and a 'Control Period' from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or 'substantial likelihood and imminence' of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan, which the City prepares annually and updates periodically and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1997 through 1999 fiscal years, before implementation of the proposed gap-closing program contained in the current financial plan. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board.

     There can be no assurance that the City's projections set forth in the City's current financial plan for the 1997 through 2000 fiscal years (the '1997-2000 Financial Plan' or 'Financial Plan') will prove to be accurate. Such projections are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     Implementation of the Financial Plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State Constitutional general debt limit beginning in City fiscal year 1998. The current Financial Plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

     The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures,

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
cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990s. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial future budget gaps that must be closed with reduced expenditures and/or increased revenues.

     The City's operating results for the 1996 fiscal year were balanced in accordance with GAAP, after taking into account a discretionary transfer of $224 million, the sixteenth consecutive year of GAAP balanced results. On January 30, 1997, the City submitted to the Control Board the Financial Plan for the 1997 through 2000 fiscal years, which relates to the City, the Board of Education ('BOE') and CUNY. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 21, 1996 (the 'June Financial Plan').

     The June Financial Plan identified actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions in the June Financial Plan for the 1997 fiscal year included (i) agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $369 million due to the extension of the 12.5% personal income tax surcharge beyond December 31, 1996, and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million; (iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority of New York and New Jersey (the 'Port Authority'); (v) the sale of the City's television station for $207 million; and (vi) pension cost savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%. In March 1997, the 12.5% personal income tax surcharge was extended to December 31, 1998.

     The 1997-2000 Financial Plan published on January 30, 1997 projects revenues and expenditures for the 1997 and 1998 fiscal years balanced in accordance with GAAP, and projects gaps of $1.9 billion and $2.7 billion for the 1999 and 2000 fiscal years, respectively. Changes in forecast revenues and expenditures since the June Financial Plan include (i) an increase in projected tax revenues of $571 million, $207 million, $73 million and $56 million in fiscal years 1997 through 2000, respectively; (ii) a delay in the assumed receipt of $304 million relating to projected rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years; (iii) an approximately $200 million to $300 million increase in projected overtime and other expenditures in each of the 1997 through 200 fiscal years; (iv) a $250 million increase in expenditures for BOE in the 1997 and 1998 fiscal years for school text books and other initiatives, to be funded by savings from the refunding of outstanding indebtedness of the MAC; and (v) debt service savings of $44 million in the 1998 fiscal year resulting from the refunding of outstanding City bonds consummated in the 1997 fiscal year, and a reduction in projected pension costs of $34 million, $50 million, $49 million and $47 million in fiscal years 1997 through 2000, respectively.

     In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap of $1.4 billion for the 1998 fiscal year, and to reduce projected gaps for the 1999 and 2000 fiscal years. The gap-closing actions for the 1998 through 2000 fiscal years include (i) additional agency actions totaling $558 million, $488 million and $600 million in fiscal years 1998 through 2000; (ii) the prepayment in the 1997 fiscal year of $391 million of debt service due in the 1998 fiscal year; (iii) the proposed sale of various assets including the U.N. Plaza Hotel in the 1998 fiscal year for $125 million;
(iv) additional State aid of $210 million in the 1998 fiscal year and $85 million in each of the 1999 and 2000 fiscal years, including a proposal that the State accelerate a $142 million revenue sharing payment to the

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
City from March 1999; and (v) entitlement savings of $415 million in the 1998 fiscal year and $364 million in each of the 1999 and 2000 fiscal years, which would result from reductions in Medicaid spending for health care providers, reimbursement limits and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget on January 14, 1997. The Financial Plan does not reflect the subsequent amendment of the 1997-1998 Executive Budget by the Governor to restore part of the proposed reductions in Medicaid spending for health care providers, which might reduce the projected entitlement savings for the City, depending upon the method by which such restoration is implemented. The gap-closing actions are partially offset by a proposed tax reduction program totaling $250 million, $463 million and $518 million in the 1998 through 2000 fiscal years, respectively, including the proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, which is subject to State legislative approval.

     The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1997 and is projected to provide revenue of $169 million, $504 million and $534 million in the 1998 through 2000 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and is projected to provide revenue of $190 million and $528 million in the 1999 and 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totalling $270 million and $180 million in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; (iii) the ability of the New York City Health and Hospitals Corporation ('HHC') and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; and (iv) State approval of the cost containment initiatives and State aid proposed by the City as gap-closing actions for the 1998 fiscal year, and $115 million in additional State aid which is assumed in the Financial Plan but not provided for in the Governor's 1997-1998 Executive Budget. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such Federal welfare legislation, but does assume the entitlement savings and additional Federal aid for localities provided in the Governor's 1997-1998 Executive Budget. Moreover, certain proposed entitlement cost containment and other initiatives have been previously considered and rejected by the State Legislature. The nature and extent of the impact on the City of the State budget, when adopted, is uncertain, and no assurance can be given that the State actions included in the State adopted budget may not have a significant adverse impact on the City's budget and its Financial Plan. It can be expected that the proposals contained in the Financial Plan to close the previously projected budget gap for the 1998 fiscal year will engender substantial public debate which will continue through the time the budget is scheduled to be adopted in June 1997. Accordingly, the Financial Plan may be changed significantly by the time the budget for the 1998 fiscal year is adopted. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     The City's financial plans have been the subject of extensive public comment and criticism. On July 16, 1996, the staff of the City Comptroller issued a report on the Financial Plan. The report concluded that the City's fiscal situation remains serious, and that the City faces budgetary risks of approximately $787 million to $941 million for the 1997 fiscal year, which increase to $4.16 billion to $4.31 billion for fiscal year 2000.

     Although the City has maintained balanced budgets in each of its last fifteen fiscal years, and is projected to achieve balanced operating results for the 1996 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

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ASSUMPTIONS

     The 1997-2000 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1997-2000 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1997 through 2000 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

     The projections and assumptions contained in the 1997-2000 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized. The principal projections and assumptions described below are based on information available in May 1996.

     Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.

     Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.

     The 1997-2000 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to Federal or State funds, will decrease from an estimated level of 202,411 on June 30, 1997 to an estimated level of 200,920 by June 30, 2000, before implementation of the gap-closing program outlined in the Financial Plan.

     Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately two-thirds of the City's workforce. The Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees.

     The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

     The projections for the 1997 through 2000 fiscal years reflect the costs of the settlements with the United Federation of Teachers ('UFT') and a coalition of unions headed by

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District Council 37 of the American Federation of State, County and Municipal
Employees ('District Council 37'), which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan.

     In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association ('PBA') and the Uniformed Firefighters Association ('UFA'). On April 7, 1997, the City reached a tentative settlement with the UFA covering a 65-month period from January 1, 1995 to May 31, 2000. In January 1997, the PBA rejected the City's proposal for a wage increase. Accordingly, at the request of both parties, the City's Office of Collective Bargaining declared an impasse between the City and the PBA on January 30, 1997. However, while the parties prepare for the impasse proceeding, negotiations are continuing, which may eliminate the need for such a proceeding.

     From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

     On February 25, 1997, the City Comptroller issued a report on the Financial Plan with respect to the 1997 and 1998 fiscal years. The report noted that generally favorable national and local economic conditions, characterized by low inflation, relatively stable interest rates and the surging stock market, have resulted in a recovery in City tax revenues in the 1997 fiscal year generated primarily by profits in the financial services sector. However, the report concluded that the positive news concerning the City's short-term budget prospects represents a temporary departure from longer term trends, that it is unlikely that tax revenue collections will be sustained in the long run by continuing expansion on Wall Street and that the City will face large and continuing budget gaps in the 1998 and subsequent fiscal years. The report noted that the Financial Plan continues to use non-recurring actions to close budget gaps in the 1997 and 1998 fiscal years, which results in larger gaps in succeeding years, requiring continuing reductions in City services and programs.

     With respect to the 1997 fiscal year, the report identified up to $296 million in potential risks, which could be more than offset by potential additional resources, resulting in a potential year-end surplus of between $220 million and $396 million. The principal risks for the 1997 fiscal year identified in the report include uncertainties totaling $85 million connected with BOE, resulting primarily from projected State aid which has not been appropriated by the State Legislature, State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1996, which would generate $171 million and which has been subsequently extended through December 31, 1998, and $25 million relating

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to projected overtime expenditures. The report also noted that the City's capital budget includes $607 million in capital from the proposed sale of the City's water and sewer system, which has been declared illegal by the State Court of Appeals.

     With respect to the 1998 fiscal year, the report identified total net budget risks of between $864 million and $2.0 billion, depending primarily on whether the proposed tax reduction program is implemented and the 12.5% personal income tax surcharge was extended beyond December 31, 1996 and the 14% personal income tax surcharge is extended beyond December 31, 1997. These risks include
(i) $305 million in assumed payments from the Port Authority relating to the City's claim for back rentals and an increase in future rentals, part of which are the subject of arbitration; (ii) risks of $228 million related to BOE, resulting primarily from unidentified expenditure reductions; (iii) State aid totaling $115 million which is assumed in the Financial Plan but not provided for in the Governor's Executive Budget; (iv) State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1996 and the 14% personal income tax surcharge beyond December 31, 1997, which would generate $469 million and $239 million, respectively, in the 1998 fiscal year; and (v) gap-closing actions totaling $688 million. Uncertain gap-closing actions identified in the report include Medicaid entitlement savings, totaling $338 million proposed in the Governor's Executive Budget, City proposals for State aid totaling $68 million and the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State legislature, and assumed assets sales which are uncertain. With respect to the gap-closing programs proposed in the Financial Plan, the report noted that many of the proposed actions have been unsuccessful in the past, including proposed intergovernmental aid and reductions in entitlement programs. The report also noted that the ultimate impact of the new Federal welfare program is contingent upon decisions to be made by the State, including the allocation of Federal block grants to municipalities; that HHC must generate at least $172 million and $270 million in fiscal years 1999 and 2000, respectively, to fund collective bargaining increases; and that debt service costs during the Financial Plan period will consume an historically high amount of tax revenues. Finally, the report noted that unspecified State aid and reductions in entitlement programs constitute greater than 50% of the assumed gap-closing actions in the 1999 and 2000 fiscal years, and that it is highly unlikely that such aid will be forthcoming, given the recent trend to reduce or contain spending increases by the Federal and State governments and the State's current fiscal condition.

     In a subsequent report the City Comptroller noted that $874 million in State education aid receivables are currently outstanding for the 1989 through 1996 fiscal years and that, in recent years, the State has appropriated only $9 million annually for payment of these outstanding claims. The report noted that the State's continued delay in addressing this issue could potentially, over. the long-run, result in the City considering reserving the oldest receivable balances, which would ultimately have a significant negative impact on the City's Financial Plan.

     On February 25, 1997, the staff of the OSDC issued a report on the Financial Plan. The report projected budget gaps for the 1998 through 2000 fiscal years which slightly exceed the gaps set forth in the Financial Plan for such fiscal years. The report also identified net additional risks of $246 million, $1.3 billion, $1.0 billion and $739 million for the 1997 through 2000 fiscal years, respectively. The additional risks identified in the report relate to (i) uncertain State education aid and expenditure reductions relating to BOE, totalling $75 million in the 1997 fiscal year and $239 million in each of the 1998, 1999 and 2000 fiscal years; (ii) the receipt of Port Authority lease payments totalling $300 million and $245 million in the 1998 and 1999 fiscal years, respectively, which are the subject of arbitration and a renegotiated lease; (iii) State approval of a four-year extension to the City's 12.5% personal income tax surcharge, which had expired on December 31, 1996 and which would generate revenues of $171 million in the 1997 fiscal year and $470 million in each of the 1998, 1999 and 2000 fiscal years; (iv) the receipt of $200 million in the 1998 fiscal year in connection with the proposed sale of the New York Coliseum; and (v) the receipt of $49 million in the 1998 fiscal year from the sale of assets. The report noted that the Financial Plan (i) assumes that the State will extend the 14% personal income tax surcharge which is scheduled to expire in

December 1997 and which would generate revenues of $200 million in the 1998 fiscal year and approximately $500 million annually thereafter and (ii) contains additional high risk initiatives in its gap-closing program totalling $849 million, $643 million and $768 million in the 1998 through 2000 fiscal years, respectively, resulting primarily from proposed social service entitlement initiatives and other State aid which is subject to uncertain State Legislative approval, as well as collective bargaining initiatives, which involve the City ceasing to fund the cost of labor agreements for Covered Organizations commencing in the 1999 fiscal year.

     Overall, the report noted that expenditure growth continues to exceed revenue growth during the Financial Plan period, with the future budget gaps resulting primarily from the cost of labor agreements and medical and debt service costs, as well as enacted tax cuts. The report stated that the Financial Plan reflects the City's decision to use the tax windfall from Wall Street profits for spending increases and tax cuts rather than for addressing long-term budget problems or mitigating the effects of any future economic downturn, and that the City proposes to use non-recurring actions exceeding $1.4 billion in the 1998 Fiscal year to pay for its spending decisions, in the face of minimal revenue growth in such year. The report further noted that the City's revenue forecasts are subject to profits in the financial sector, which are volatile, and that there is the additional potential for a recession. Finally, the report noted that the City faces a potential $900 million liability from retroactive claims for State education aid which have been recorded as revenue in past budgets, although the Governor's Executive Budget includes an appropriation for only a nominal portion of the aid. The report noted that the State Education Department has acknowledged that the City's claims are valid based on the documentation it has received for approximately two-thirds of the claims.

     On March 11, 1997, the staff of the Control Board issued a report commenting on the Financial Plan. The report stated that, although a windfall in tax collections, primarily generated by large Wall Street profits, has enabled the City to project a surplus for the 1997 fiscal year, the staff of the Control Board projects substantial deficits for the 1998 and subsequent fiscal years, reflecting projected revenue growth substantially below the rate of inflation and spending, driven by increasing salaries, debt service and employee fringe benefits, at more than twice the rate of revenues. The report identified risks totaling $68 million, $778 million, $879 million and $1.2 billion for the 1997 through 2000 fiscal years, respectively, in addition to the gaps projected in the Financial Plan for fiscal years 1999 and 2000. The principal risks identified in the report included (i) implementation by BOE of various actions totaling $111 million, $136 million, $216 million and $225 million in the 1997 through 2000 fiscal years, respectively, which include unspecified expenditure reductions and uncertain State funding: (ii) the proposed sale of certain assets in the 1998 fiscal year totaling $174 million, which the City has failed to implement in the past or which lack supporting detail; (iii) the City's assumption in the Financial Plan that certain Covered Organizations, rather than the City, will fund collective bargaining increases for the Covered Organizations starting in fiscal year 1999, thereby generating savings for the City of $104 million in the 1999 fiscal year and $225 million in fiscal year 2000; (iv) assumed additional State aid totaling $210 million in the 1998 fiscal year and $85 million in each of the 1999 and 2000 fiscal years, which is uncertain due to budget difficulties experienced by the State; (v) revenues from the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, totaling $204 million and $528 million in the 1999 and 2000 fiscal years, respectively, which requires State legislation; and (vi) the receipt of $300 million, $245 million and $30 million from the Port Authority in the 1998 through 2000 fiscal years, respectively, which is the subject of arbitration. Taking into account the risks identified in the report and the gaps projected in the Financial Plan, the Control Board projected gaps of $778 million, $2.8 billion and $3.9 billion for the 1998 through 2000 fiscal years, respectively.

     The report noted that the volatility inherent in the securities market, together with a possibility of a national recession in the later years of the Financial Plan, leaves the City vulnerable to significant shortfalls in projected non-property tax revenues. In addition, the report noted that the City's gap-closing program for the 1999 and 2000 fiscal years assumes substantial State assistance, which is uncertain, given the financial difficulties at all levels of government and the fact that the City has not identified specific programs to achieve this assistance. The report further noted that debt service will place an increasing burden on the operating budget during the Financial Plan period, requiring the use of approximately 18.8% of tax revenues in each of the 1999 through 2001 fiscal years and approximately 19.4% in each of the 2002 through 2005 fiscal years. With respect to HHC, the report noted that HHC remains under competitive pressure from the rapidly changing health care market, which is the subject of reform at both the State and federal levels. Finally, the report identified a number of issues which the City faces, including providing sufficient funding for maintenance of capital assets; developing specific strategies to achieve the high level of entitlement reductions assumed in the gap-closing program; developing specific programs to reduce agency spending, while maintaining BOE funding for growing enrollment; and controlling the cost of tort claims made against the City. The report concluded that the Financial Plan continues the chronic pattern of budget balance in the current year and structural imbalance in subsequent fiscal years, reflecting expenditures which grow faster than revenues, slow growth in the property tax and reliance on non-recurring resources.

     On March 21, 1997, the independent budget office (the 'IBO') established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City released a report analyzing the Financial Plan. In its report, the IBO estimated gaps of $87 million, $701 million, $2.7 billion and $3.6 billion for the 1997 through 2000 fiscal years, respectively, before the implementation of gap-closing initiatives for fiscal years 1999 and 2000. The gaps estimated in the IBO report, which exceed those in the Financial Plan, reflect (i) uncertainty concerning the size and timing of projected airport rents of $270 million and $215 million in the 1998 and 1999 fiscal years, respectively, which are the subject of an ongoing dispute between the Port Authority and the City; (ii) the potential impact on the Financial Plan of the new Federal welfare law and the potential for less than forecast case load reductions, which the IBO projects will result in additional City spending for public assistance of $103 million, $121 million and $147 million in the 1998 through 2000 fiscal years, respectively; (iii) significantly higher projected spending on medical assistance, totaling $281 million, $251 million and $266 million in the 1998 through 2000 fiscal years, respectively, reflecting uncertainty as to whether the measures in the Governor's Executive Budget to curtail Medicaid costs will be adopted and the limited growth in overall Medicaid costs assumed in the Financial Plan will be realized; (iv) increased projected education spending, totaling $111 million in each of the 1999 and 2000 fiscal years, as a result of growing enrollment and other factors; and (v) additional funding needs for the City's labor reserve totaling $104 million and $224 million in the 1999 and 2000 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. With respect to public assistance costs, the report stated that the provisions of the new Federal welfare law increasing work quotas for adult welfare recipients will require substantial expenditures for workfare administration and associated child care, and that the restrictions on Federal assistance to legal aliens will significantly increase State and City Home Relief case loads as elderly and disabled individuals are removed from Federal welfare rolls. With respect to decreased Medicaid costs projected in the Financial Plan, the report noted that in recent years actual reductions adopted by the State legislature have been less than those proposed by the Governor and that the growth rates of Medicaid expenditures assumed in the Financial Plan are low compared to historical trends. The report noted that the Financial Plan assumes continued growth in the local economy and that, in the event of an economic downturn, spending needs would likely increase, particularly for social programs, at a time when revenues would likely be decreasing, which would make future budget gaps substantially larger than those projected in the report.

     On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act, which, among other things, replaces the AFDC entitlement program with TANF, imposes a five-year time limit on TANF assistance, requires 50% of states' TANF caseload to be employed by 2002, and restricts assistance to legal aliens. Assuming continued moderate economic performance, the IBO report projects that the City's cost of providing welfare could increase by $33 million in 1999, growing to $269 million by 2002. Moreover, if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could total $723 million in 1999 and approximately $1 billion annually through 2002, reflecting substantial costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase.

     States are required to develop plans during 1997 to implement the new law. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government. For purposes of its report, the IBO assumed that (i) 60% of block grant funds would be allocated to the City, based on informal indications from State officials, (ii) the City and the State will continue to equally share the costs of the Home Relief program and eligibility and benefit levels will remain unchanged, and (iii) the State and City will equally share the non-federally funded costs of providing assistance through TANF. Moreover, given the State's history and constitutional requirement to provide for the aid, care and support of the needy, IBO's analysis assumes that individuals reaching the five-year time limit on TANF assistance and removed from the TANF program will be covered by the Home Relief program, and that legal aliens deemed ineligible for TANF will be covered by the Home Relief program.

     Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief. In addition, the report noted that, given the constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City, thereby increasing City welfare expenditures in the long run. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on the decisions of State and City officials, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations in fiscal year 1997 to finance the City's current estimate of its seasonal cash flow needs for the 1997 fiscal year. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion and $2.25 billion in the 1993 and 1992 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1997-2000 Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1996 amounted to approximately $2.8 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

     On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A - to BBB+ and removed City bonds from CreditWatch. S&P stated that 'structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector.' Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A - . On July 10, 1995, S&P revised its rating of City general obligation bonds downward to BBB+, as discussed above. On November 25, 1996, S&P's issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause a deterioration in the City's infrastructure and significant cutbacks in the capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications.

     Moody's rating for City general obligation bonds is Baa1. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.

     Fitch Investors Service, Inc. ('Fitch') rates City general obligation bonds A - since July 15, 1993. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

                             INVESTMENT LIMITATIONS


     Unless otherwise indicated, the investment restrictions described below as well as those described under 'Investment Limitations' in the applicable Prospectus are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below which are indicated as fundamental policies; (ii) the investment restrictions set forth in the applicable Prospectus; and (iii) each Fund's investment objective(s) as described in the applicable Prospectus, the other policies and percentage limitations referred to in this Statement of Additional Information and in each Prospectus are not fundamental policies of the Funds and may be changed by vote of each Company's Board of Directors without shareholder approval.


     If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

     Cash Management Fund. The Cash Management Fund may not:

          (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described under 'Investment Limitations' in the Prospectus);

          (2) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

          (3) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

          (4) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

          (5) sell securities short;

          (6) purchase or sell commodities or commodity contracts, including futures contracts;

          (7) invest for the purposes of exercising control over management of any company;

          (8) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

          (9) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

          (10) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

          (12) purchase warrants.

     With respect to the Cash Management Fund, for the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

     New York Municipal Money Market Fund. The New York Municipal Money Market Fund may not:

          (1) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

          (2) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

          (3) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

          (4) sell securities short;

          (5) purchase or sell commodities or commodity contracts, including futures contracts;

          (6) invest for the purpose of exercising control over management of any company;

          (7) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

          (8) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

          (9) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (10) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

          (11) purchase warrants.


          National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, International Growth Fund, Small Cap Growth Fund and Asia Growth Fund. Each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund,

     Total Return Fund, International Growth Fund, Small Cap Growth Fund and Asia Growth Fund may not:


          (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

          (2) purchase or sell real estate, although a Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;


          (3) purchase or sell commodities or commodity contracts except that a Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the applicable Prospectus and this Statement of Additional Information;


          (4) make loans, except that (a) a Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies,
     (c) a Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

          (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

          (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);


          (7) sell securities short (except for short positions in a futures contract or forward contract and, except with respect to the International Growth Fund and the Small Cap Growth Fund, where the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short);



          In addition, each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund may not:



          (8) purchase or retain any securities of an issuer if one or more persons affiliated with a Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;


          (9) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

          (10) except with respect to the Asia Growth Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

          (11) except with respect to the Asia Growth Fund purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities;

          (12) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

          (13) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

          (14) invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

          (15) invest for the purpose of exercising control over the management of any company.


     Investment restrictions (1) through (5) described above are fundamental policies of each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, International Growth Fund, Small Cap Growth Fund and Asia Growth Fund. Restrictions (6) through (15) are non-fundamental policies.


     For the purposes of the investment limitations applicable to the National Intermediate Municipal Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and treated as an issue of such government or entity in accordance with applicable regulations.

     Investors Fund. The Investors Fund may not:

          (1) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called 'short' sales of securities or participate in any joint or joint and several trading accounts;

          (2) act as underwriter of securities of other issuers;

          (3) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

          (4) buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

          (5) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

          (6) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

          (7) invest in warrants (other than warrants acquired by the Investors Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Investors

     Fund's net assets or if, as a result, more than 2% of the Investors Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;

          (8) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Investors Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

          (9) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number 6 above.

     Investment restrictions (1) through (6) described above are fundamental policies of the Investors Fund. Restrictions (7) through (9) are non-fundamental policies of the Investors Fund.

     Capital Fund. The Capital Fund may not:

          (1) invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

          (2) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales 'against the box', i.e., when a security identical to one owned by the Fund, or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short);

          (3) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

          (4) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment funds and will be further reduced by the Fund's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

          (5) purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

          (6) buy portfolio securities from, or sell portfolio securities to, any of the Fund's officers, directors or employees of its investment manager or distributor, or any of their officers or directors, as principals;

          (7) purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets). Covered options with respect to no more than 10% in value of the Fund's total assets will be outstanding at any one time; or

          (8) invest in interest in oil, gas or other mineral exploration or development programs.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The directors and executive officers of each Company for the past five years are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM, the Fund's investment manager, acts as investment adviser. 'Interested directors' of the Fund (as defined in the 1940 Act) are indicated by an asterisk.

                                  SERIES FUND

       NAME, ADDRESS AND AGE           POSITION(S) HELD      PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  -----------------------------------------
Charles F. Barber ..................  Director and         Consultant. Formerly, Chairman of the
66 Glenwood Drive                     Chairman, Audit        Board of ASARCO Incorporated.
Greenwich, CT 06830                   Committee
Age: 80
Carol L. Colman ....................  Director and Audit   President of Colman Consulting Co., Inc.
Consulting Co., Inc.                  Committee Member
278 Hawley Road
North Salem, NY 10560
Age: 51
Daniel P. Cronin ...................  Director and Audit   Vice President and General Counsel of
Pfizer, Inc                           Committee Member       Pfizer International Inc. Senior
235 East 42nd Street                                         Assisting General Counsel of Pfizer,
New York, NY 10017                                           Inc.
Age: 51
Michael S. Hyland* .................  Director and         President and Managing Director of SBAM
Age: 51                               President              and Managing Director and Member of the
                                                             Management Board of Salomon Brothers
                                                             Inc ('SBI').
Giampaolo G. Guarnieri .............  Executive Vice       Member of Board of Directors and Head of
Salomon Brothers Asset Management     President              SBAM AP from January 1997 to present.
  Asia Pacific Limited                                       Director of SBAM AP since July 1996.
Three Exchange Square,                                       Vice President and Senior Portfolio
Hong Kong                                                    Manager of SBAM AP from April 1995 to
Age: 33                                                      June 1996. From April 1995 to January
                                                             1996, Vice President and Senior Vice
                                                             President of Salomon Brothers Hong Kong
                                                             Limited. From January 1992 to March
                                                             1995, Senior Portfolio Investment
                                                             Manager of Credit Agricole Asset
                                                             Management (South East Asia) Limited.
Steven Guterman ....................  Executive Vice       Managing Director of SBAM and SBI since
Age: 43                               President              January 1996. Prior to January 1996,
                                                             Director of SBAM and SBI.
Peter J. Wilby .....................  Executive Vice       Managing Director of SBAM and SBI since
Age: 38                               President              January 1996. Prior to January 1996,
                                                             Director of SBAM and SBI.
Marybeth Whyte .....................  Executive Vice       Director of SBAM and SBI since January
Age: 41                               President              1995. From July 1994 to December 1994,
                                                             Vice President of SBAM and SBI. Prior
                                                             to July 1994, Senior Vice President and
                                                             head of the Municipal Bond area at
                                                             Fiduciary Trust Company International.

       NAME, ADDRESS AND AGE           POSITION(S) HELD      PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  -----------------------------------------
Richard E. Dahlberg ................  Executive Vice       Managing Director of SBAM and SBI since
Age: 57                               President              January 1996. From July 1995 to January
                                                             1996, Director of SBAM and SBI. Prior
                                                             to July 1995, Senior Vice President and
                                                             Senior Portfolio Manager of
                                                             Massachusetts Financial Services
                                                             Company.
Beth A. Semmel .....................  Executive Vice       Director of SBAM and SBI since January
Age: 36                               President              1996. From May 1993 to December 1995,
                                                             Vice President of SBAM and SBI. From
                                                             January 1989 to May 1993, Vice
                                                             President of Morgan Stanley Asset
                                                             Management.
Maureen O'Callaghen ................  Executive Vice       Vice President of SBAM and SBI since
Age: 33                               President              October 1988.
James E. Craige ....................  Executive Vice       Vice President, SBAM and Salomon Brothers
Age: 29                               President              Inc since 1992.
Thomas K. Flanagan .................  Executive Vice       Director, SBAM and Salomon Brothers Inc
Age: 44                               President              since 1991.
Nancy Noyes ........................  Vice President       Director of SBAM and SBI since January
Age: 38                                                      1996. From August 1992 to January 1996,
                                                             Vice President of SBAM and SBI. Prior
                                                             to August 1992, Vice President of Swiss
                                                             Bank Corp.
Eliza Lau ..........................  Vice President       Vice President and Portfolio Manager of
Salomon Brothers Asset                                       SBAM AP since March 1996. From July
Management Asia                                              1994 to March 1996, Vice President and
Pacific Limited                                              Portfolio Manager of Salomon Brothers
Three Exchange Square                                        Hong Kong Limited; from October 1991 to
Hong Kong                                                    July 1994, research analyst with SBI.
Age: 34
Noel B. Daugherty ..................  Secretary            Employee of SBAM since November 1996.
Age: 31                                                      From August 1993 to October 1996, an
                                                             employee of Chancellor LGT Asset
                                                             Management. From October 1989 to August
                                                             1993, an employee of The Dreyfus
                                                             Corporation.
Jennifer G. Muzzey .................  Assistant Secretary  Employee of SBAM since June 1994. Prior
Age: 37                                                      to June 1994, Vice President of
                                                             SunAmerica Asset Management
                                                             Corporation.
Alan M. Mandel .....................  Treasurer            Vice President of SBAM and SBI since
Age: 39                                                      January 1995. Prior to January 1995,
                                                             Chief Financial Officer and Vice
                                                             President of Hyperion Capital
                                                             Management Inc.
Reji Paul ..........................  Assistant Treasurer  Investment Accounting Manager of SBAM
Age: 34                                                      since February 1995. Prior to February
                                                             1995, Assistant Vice President of
                                                             Mitchell Hutchins Asset Management,
                                                             Inc.
Janet S. Tolchin ...................  Assistant Treasurer  Investment Accounting Manager of SBAM.
Age: 37

                        INVESTORS FUND AND CAPITAL FUND

       NAME, ADDRESS AND AGE           POSITION(S) HELD    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------------------  -------------------  -----------------------------------------
Charles F. Barber ..................  Director and         Consultant. Formerly, Chairman of the
66 Glenwood Drive                     Chairman, Audit        Board of ASARCO Incorporated.
Greenwich, CT 06830                   Committee
Age: 80
Andrew L. Breech ...................  Director and         President of Dealer Operating Control
2120 Wilshire Boulevard               Chairman, Proxy        Service, Inc.
Suite 400                             Committee
Santa Monica, CA 90403
Age: 44
Thomas W. Brock* ...................  Director             Chairman, Managing Director and Chief
Age: 49                                                      Executive Officer of SBAM and Managing
                                                             Director and member of the Management
                                                             Board of SBI.
Carol L. Colman ....................  Director and Audit   President of Colman Consulting Co., Inc.
Consulting Co., Inc.                  Committee Member
378 Hawley Lane
North Salem, NY 10560
Age: 51
William R. Dill ....................  Director and Member  President, Boston Architectural Center;
25 Birch Lane                         of Nominating          formerly, President, Anna Maria
Cumberland Foreside, ME 07110         Committee              College; Consultant.
Age: 66
Michael S. Hyland* .................  Director and         President and Managing Director of SBAM
Age: 51                               President              and Managing Director of SBI.

Clifford M. Kirtland, Jr. ..........  Director and Member  Member of Advisory Committee,
9 North Parkway Square                of the Nominating      Noro-Moseley Partners. Formerly,
4200 Northside Pkwy, N.W.             Committee              Director of Oxford Industries, Shaw
Atlanta, GA 30327                     (Investors Fund)       Industries, Inc. and Graphic
Age: 73                               and Proxy Committee    Industries, Inc. Formerly, Chairman and
                                      (Investors Fund)       President of Cox Communications Inc.
Robert W. Lawless ..................  Director and Member  President and Chief Executive Officer,
2877 East 35th Street                 of Proxy Committee     University of Tulsa. Formerly,
Tulsa, OK 74105                       (Capital Fund)         President and Chief Executive Officer
Age: 60                                                      of Texas Tech University and Texas Tech
                                                             University Health Sciences Center.
Louis P. Mattis ....................  Director and Member  Consultant. Formerly, Chairman and
P.O. Box #6535                        of Nominating          President of Sterling Winthrop Inc., a
SnowMass Village, CO 81615            Committee (Capital     pharmaceutical company. Formerly,
Age: 55                               Fund)                  Executive Vice President of
                                                             Richardson-Vicks, Inc.
Thomas F. Schlafly .................  Director, Audit      Of counsel to Peper, Martin, Jensen,
8 Portland Place                      Committee Member       Maichel & Hetlage (law firm) and
St. Louis, Missouri 63108             and Nominating         President of The Saint Louis Brewery,
Age: 47                               Committee Member       Inc.
Richard E. Dahlberg ................  Executive Vice       Managing Director of SBAM and SBI since
Age: 57                               President              January 1996. From July 1995 to January
                                                             1996, Director of SBAM and SBI. Prior
                                                             to July 1995, Senior Vice President and
                                                             Senior Portfolio Manager of
                                                             Massachusetts Financial Services
                                                             Company.

       NAME, ADDRESS AND AGE           POSITION(S) HELD    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------------------  -------------------  -----------------------------------------
Allan R. White, III ................  Executive Vice       Managing Director of SBAM and SBI since
Age: 37                               President              January 1996. Prior to January 1996,
                                                             Director of SBAM and SBI.
Ross S. Margolies ..................  Executive Vice       Director of SBAM and SBI since June 1992.
Age: 38                               President              Prior to June 1992, Senior Vice
                                      (Capital Fund Only)    President of Lehman Brothers Inc.
Pamela P. Milunovich ...............  Vice President       Director of SBAM and SBI since January
Age: 34                               (Investors Fund        1997. Vice President of SBAM and SBI
                                      Only)                  from June 1992 to December 1996. Prior
                                                             to June 1992, an associate with James
                                                             Capel.
Noel B. Daugherty ..................  Secretary            Employee of SBAM since November 1996.
Age: 31                                                      From August 1993 to October 1996, an
                                                             employee of Chancellor LGT Asset
                                                             Management. From October 1989 to August
                                                             1993, an employee of The Dreyfus
                                                             Corporation.
Jennifer G. Muzzey .................  Assistant Secretary  Employee of SBAM since June 1994. Prior
Age: 37                                                      to June 1994, Vice President of
                                                             SunAmerica Asset Management
                                                             Corporation.
Alan M. Mandel .....................  Treasurer            Vice President of SBAM and SBI since
Age: 39                                                      January 1995. Prior to January 1995,
                                                             Chief Financial Officer and Vice
                                                             President of Hyperion Capital
                                                             Management Inc.
Reji Paul ..........................  Assistant Treasurer  Investment Accounting Manager of SBAM
Age: 34                                                      since February 1995. Prior to February
                                                             1995, formerly Assistant Vice President
                                                             of MHAM.
Janet Tolchin ......................  Assistant Treasurer  Investment Accounting Manager of SBAM.
Age: 37

COMPENSATION TABLE

     The following table provides information concerning the compensation paid during the fiscal year ended December 31, 1996 to each director of the Companies. The Companies do not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1996 by the Companies to officers of any Company or to Mr. Hyland or to Mr. Brock, who as employees of SBAM are 'interested persons,' as defined in the 1940 Act.

                                  SERIES FUNDS

                                                               TOTAL COMPENSATION
                                                 AGGREGATE      FROM OTHER FUNDS
                                               COMPENSATION        ADVISED BY                TOTAL
NAME OF PERSON, POSITION                       FROM THE FUND        SBAM(A)             COMPENSATION(A)
---------------------------------------------  -------------   ------------------       ---------------
Charles F. Barber
  Director...................................     $ 6,250           $105,150(13)           $ 111,400(14)
Carol L. Colman
  Director...................................     $ 6,250           $ 29,750(4)            $  36,000(5)
Daniel P. Cronin
  Director...................................     $ 6,000           $ 23,150(4)            $  29,150(5)

------------

 (A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

                                 INVESTORS FUND

                                                               TOTAL COMPENSATION
                                                 AGGREGATE      FROM OTHER FUNDS
                                               COMPENSATION        ADVISED BY                TOTAL
NAME OF PERSON, POSITION                       FROM THE FUND        SBAM(A)             COMPENSATION(A)
---------------------------------------------  -------------   ------------------       ---------------

Charles F. Barber,
  Director...................................     $ 8,250           $103,150(13)           $ 111,400(14)
Andrew L. Breech,
  Director...................................       8,250             18,500(2)               26,750(3)
Carol L. Colman,
  Director...................................       8,250             27,750(4)               36,000(5)
William R. Dill,
  Director...................................       8,250             18,500(2)               26,750(3)
Clifford M. Kirtland, Jr.,
  Director...................................       6,750             15,500(2)               22,250(3)
Robert W. Lawless,
  Director...................................       7,500             17,000(2)               24,500(3)
Louis P. Mattis,
  Director...................................       8,250             18,500(2)               26,750(3)
Thomas F. Schlafly
  Director...................................       8,250             18,500(2)               26,750(3)

------------

 (A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

                                  CAPITAL FUND

                                                               TOTAL COMPENSATION
                                                               PAID TO DIRECTORS
                                                 AGGREGATE      FROM OTHER FUNDS
                                               COMPENSATION        ADVISED BY                TOTAL
NAME OF PERSON, POSITION                       FROM THE FUND        SBAM(A)             COMPENSATION(A)
---------------------------------------------  -------------   ------------------       ---------------
Charles F. Barber
  Director...................................     $ 7,250           $104,150(13)           $ 111,400(14)
Andrew L. Breech
  Director...................................       7,250             19,500(2)               26,750(3)
Carol L. Colman
  Director...................................       7,250             28,750(4)               36,000(5)
William R. Dill
  Director...................................       7,250             19,500(2)               26,750(3)
Clifford M. Kirtland, Jr.
  Director...................................       5,750             16,500(2)               22,250(3)
Robert W. Lawless
  Director...................................       6,500             18,000(2)               24,500(3)
Louis P. Mattis
  Director...................................       7,250             19,500(2)               26,750(3)
Thomas F. Schlafly
  Director...................................       7,250             19,500(2)               26,750(3)

------------

 (A) The number in parentheses indicates the applicable number of investment company directorships held by that director.

     The members of each Company's Board of Directors who are not 'interested persons,' as defined in the 1940 Act, receive a fee for each meeting of Board of Directors and committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are 'interested persons,' as defined in the 1940 Act, do not receive compensation from their respective Funds but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     As of December 31, 1996 directors and officers of the Series Funds, the Investors Fund and the Capital Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of their respective Funds.

                        PRINCIPAL HOLDERS OF SECURITIES


     The following lists shareholders of record who held 5% or more of the
outstanding securities of the Funds as of         , 1997. Shareholders who own
greater than 25% of the outstanding shares of a class of shares are deemed to be 'control persons,' as defined in the 1940 Act of such class.


             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
Cash Management Fund...........     O     Salomon Brothers A/C XQSSHMF                         35.5%
                                          7 World Trade Center 40th Floor
                                          Attn: Peter Krzystek
                                          New York, NY 10048
                                          State Street Bank & Trust Co. FBO                    22.8
                                          Salomon Brothers NY Municipal Dept
                                          7 World Trade Center, 38th Floor
                                          New York, NY 10048
                                          Salomon Brothers Inc A/C V0300                        8.1
                                          7 World Trade Center, 40th Floor
                                          New York, NY 10048
                                          Salomon Brothers Inc                                  6.2
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn: Peter Hegel

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                    A     Northstar Advantage Funds                            73.5%
                                          FBO Class A Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
                                          Charles Floyd Rechlin                                 8.9
                                          c/o Sullivan & Cromwell
                                          444 South Flower St
                                          Los Angeles, CA 90071
                                    B     Northstar Advantage Funds                            51.5
                                          FBO Class T Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
                                          Northstar Advantage Funds                            39.9
                                          FBO Class B Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
                                    C     Northstar Advantage Funds                            87.5
                                          FBO Class C Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
                                          BSDT Cust IRA R/O                                    11.9
                                          FBO Donald Burke
                                          Rt One Box 1365
                                          Elkhart, TX 75839
                                          Jennifer L. Wedge                                     9.3
                                          8044 63rd Avenue
                                          Kenosha, WI 53142
                                          Sterling Trust Co. Cust                               8.4
                                          FBO Lilie Garcia A02045
                                          PO Box 2526
                                          Waco, TX 76702-2526
                                          Kathleen M. Rinehart                                  6.2
                                          1633 Prairie Drive
                                          Plainfield, IL 60544
New York Municipal Money Market
  Fund.........................     O     Salomon Brothers A/C V0270                            7.1
                                          7 World Trade Center 40th Floor
                                          Attn: Peter Krzystek
                                          New York, NY 10048
                                          Salomon Brothers Inc A/C V0349                        5.1
                                          Attn: Peter Krzystek 40th Fl
                                          7 World Trade Center
                                          New York, NY 10048
                                          Les J. Lieberman                                      5.1
                                          360 East 88th Street, Apt 39A
                                          New York, NY 10128
                                    A     Robert J. King                                       40.3
                                          40 Misty Pine Road
                                          Fairport, NY 14450
                                          Mark Finestone                                       22.3
                                          PO Box 18034
                                          Rochester, NY 14618
                                          Marvin Finestone                                     12.7
                                          194 Roby Lane
                                          Rochester, NY 14618
                                          Lisa Burns                                           12.7
                                          c/o Burns McClellan Inc
                                          304 Park Avenue South, 11th Floor
                                          New York, NY 10010-0000
                                    B     Salomon Brothers Holding Co Inc                     100.0
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                    C     Salomon Brothers Holding Co Inc                       100%
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
U.S. Government Income Fund....     O     Salomon Brothers Holding Co Inc                      98.8
                                          7 World Trade Center
                                          New York, NY 10048
                                    A     Jane S Falk TTEE                                     21.5
                                          Falk Family Trust
                                          UDT DTD 06/12/69
                                          5591-B Avenida Soseiga West
                                          Laguna Hills CA 92653
                                          Everen Clearing Corp.                                18.5
                                          A/C 3335-1996
                                          4 Quarters Inc
                                          111 East Kilbourn Avenue
                                          Milwaukee, WI 53202
                                          Carole Fischer                                       11.6
                                          1641 Third Ave., Apt. 22H
                                          New York, NY 10128
                                    B     Salomon Brothers Holding Co Inc                      18.5
                                          7 World Trade Center
                                          New York, NY 10048
                                          Smith Barney Inc                                      6.0
                                          00164765037
                                          388 Greenwich Street
                                          New York, New York 10013
                                          Ethel H. Holt                                         5.7
                                          3521 Starline Dr
                                          Austin, TX 78759-8941
                                          Smith Barney Inc.                                     5.5
                                          00118337851
                                          388 Greenwich Street
                                          New York, New York 10013
                                          Smith Barney Inc.                                     5.2
                                          00152915017
                                          388 Greenwich Street
                                          New York, New York 10013
                                    C     Salomon Brothers Holding Co Inc                      58.5
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                          Smith Barney Inc.                                    28.0
                                          00106221327
                                          388 Greenwich Street
                                          New York, NY 10013
                                          Smith Barney Inc.                                     8.8
                                          00148100605
                                          388 Greenwich Street
                                          New York, NY 10013
High Yield Bond Fund...........     O     Salomon Brothers Inc A/C V0410                       29.7
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn: Peter Hegel
                                          Salomon Brothers Inc V0407                           17.6
                                          Attn: Peter Hegel
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Salomon Brothers Inc A/C V0288                       17.4
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn: Peter Krzyster

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                          Salomon Brothers A/C V0276                           15.0%
                                          7 World Trade Center 40th Floor
                                          Attn: Peter Krzyster
                                          New York, NY 10048
                                    A     CITIBANK N A TTEE                                     8.6
                                          FBO Salomon Brothers Inc Ret Plan
                                          U/A DTD 9/1/90
                                          111 Wall Street, 20th Floor, Zone 1
                                          New York, NY 10043
                                    B     N/A                                                   N/A
                                    C     N/A                                                   N/A
Strategic Bond Fund............     O     Salomon Brothers Holding Co Inc                      87.0
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                    A     Austin English Aire Ltd A Ptnr                       10.0
                                          1919 Burton Drive
                                          Austin, TX 78741-0000
                                          NFSC Febo #CL5-538809                                 6.7
                                          Larry Pomerantz
                                          180 Harbor Road
                                          Sands Point, NY 11050
                                    B     N/A                                                   N/A
                                    C     Alex Brown & Sons Incorporated                        5.8
                                          PO Box 1346
                                          Baltimore, MD 21203
                                          Smith Barney Inc.                                     5.1
                                          00148125547
                                          388 Greenwich Street
                                          New York, NY 10013
National Intermediate Municipal
  Fund.........................     O     Salomon Brothers Holding Co Inc                      97.4
                                          7 World Trade Center
                                          New York, NY 10048
                                    A     Salomon Brothers Holding Co Inc                      35.7
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                          Maureen Torsney-Weir                                 13.7
                                          686 Conestoga Road
                                          Berwyn, PA 19312-1315
                                          Raymond James & Assoc Inc                            12.5
                                          For Elite Acct# 50105047
                                          FAO Alice C Aldrich
                                          c/o Alan Aldrich
                                          1080 Darby Rd
                                          San Marino, Ca 91108-2425800
                                          Wexford Clearing Services Corp FBO                    9.2
                                          Harry Weiss TTEE
                                          The Weiss FAM Marital Trust
                                          UA DTD 03/29/88
                                          c/o Barbara Luboff
                                          Northridge, CA 91325-1839
                                          Wexford Clearing Services Corp FBO                    6.4
                                          Barry J Pearson
                                          125 Falcon Road
                                          Guilford, CT 06437-3142
                                          Ricardo Gomez Derosas &                               5.4
                                          Carmen Gomez Derosas
                                          Tenants in Common
                                          3609 Lake Winnipeg Dr
                                          Harvey, LA 70058-5170

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                          Dorothy M Unger TTEE                                  5.3%
                                          Louis A Unger Trust
                                          U/A DTD April 25 1991
                                          205 Magnolia Street
                                          Satellite Bch, FL 32937-3010
                                    B     Salomon Brothers Holding Co Inc                      31.2
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                          Diane J Connors                                      21.0
                                          c/o Waystack & King
                                          N Main St PO Box 137
                                          Colebrook, NH 03576-0137
                                          Jeanette S Toll                                      14.6
                                          c/o Mary Toll
                                          1530 East Lasalle
                                          South Bend, IN 46617
                                          Wexford Clearing Services Corp FBO Ronald            12.1
                                          Segal
                                          4760 Walnut St #100
                                          Boulder, CO 80301-2561
                                          Ross M Maki TTEE                                      6.7
                                          Rose M Maki Trust REV
                                          3-27-96
                                          7207 210th St SW #203
                                          Edmonds, WA 98026-7273
                                          Fred Da Nicol &                                       6.0
                                          Margaret A. Nicol
                                          JT Ten
                                          P.O. Box 14
                                          Eastsound, WA 98245-0014
                                    C     Salomon Brothers Holding Co Inc                      49.5
                                          7 World Trade Center
                                          New York, NY 10048
                                          H R Lewis TTEE                                       19.3
                                          H R Lewis MD PA Corporation
                                          Professional Plaza One
                                          One Medical Parkway Ste 139
                                          Dallas, TX 75234
                                          Alan Neil Dumesco                                    10.2
                                          8513 Churchill Downs Rd.
                                          Gaithersburg, MD 20882-1443134
                                          James Omer Olson &                                   10.1
                                          Connie K. Olson JTWROS
                                          502 Sixth Avenue
                                          Hazen, ND 58545-4627
Total Return Fund..............     O     BSDT Custodian for the IRA Account of John           10.2
                                          C. Tate
                                          308 College Street
                                          Marion, VA 24354
                                          Heather H. Dahlberg                                  10.0
                                          60 Boulder Road
                                          Wellesley Hills, MA 02181-1520
                                          BSD&T Cust                                            9.7
                                          Alan L. Dahlberg IRA-RO
                                          WAFI #907 P.O. Box 2750
                                          Dubai United Arab Emirates
                                          BSDT Custodian for the IRA Account of Betty           9.5
                                          Bane Tate
                                          308 College Street
                                          Marion, VA 24354
                                          Tana E. Tselepis                                      8.1
                                          111 Judson Street
                                          Malden, MA 02148

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                          Michael S. Hyland &                                   6.2%
                                          Mary Hyland Ttees
                                          FBO Christopher J. Hyland Trust
                                          U/A DTD 12/25/89
                                          2 South Drive
                                          Larchmont, NY 10538
                                          Michael Hyland Jr. and                                6.1
                                          Mary Hyland Ttees
                                          for Michael T. Hyland Trust
                                          U/A DTD 12/25/89
                                          2 South Drive
                                          Larchmont, NY 10538
                                          Michael S. Hyland &                                   6.1
                                          Mary Hyland Ttees
                                          FBO Catherine E. Hyland Trust
                                          2 South Drive
                                          Larchmont, NY 10538
                                          Michael S. Hyland Jr. &                               6.1
                                          Mary Hyland Ttees
                                          for Courtney J. Hyland Trust
                                          2 South Drive
                                          Larchmont, NY 10538
                                          Michael S. Hyland Jr. &                               6.1
                                          Mary Hyland Ttees
                                          for Thomas P. Hyland Trust
                                          2 South Drive
                                          Larchmont, NY 10538
                                          Peter S. Blumberg                                     5.9
                                          Marilyn Rose Cane Co-Execs
                                          Est of Howard G. Blumberg
                                          106 Ciena Oaks Circle W
                                          Palm Beach Gardens, FL 33410
                                    A     N/A                                                   N/A
                                    B     N/A                                                   N/A
                                    C     A.G. Edwards & Sons Inc C/F                           5.2
                                          Marjorie H. Mahler
                                          Rollover IRA Account
                                          P.O. Box 560067
                                          Dallas, TX 75356-0067
Asia Growth Fund...............     O     Salomon Brothers Holding Co Inc                      60.9
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                          California Central Trust Bank Corp.                  13.5
                                          FBO Omnibus Participants -- Reinvest
                                          Box 5024
                                          Costa Mesa, CA 92628-5024
                                          Robert W. Collier MD                                  9.7
                                          119 North 12th Street
                                          Oakdale, LA 71463
                                          BSDT Cust IRA Rollover                                8.4
                                          FBO Carol L. Colman
                                          278 Hawley Road
                                          North Salem, NY 10560
                                    A     Salomon Brothers Holding Co Inc                      57.1
                                          7 World Trade Center
                                          New York, NY 10048
                                          John F. Purcell &                                     6.4
                                          Jan Purcell JTWROS
                                          470 West End Avenue Apt 12E
                                          New York, NY 10024
                                    B     Salomon Brothers Holding Co Inc                      67.3
                                          7 World Trade Center
                                          New York, NY 10048

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                    C     Salomon Brothers Holding Co Inc                      22.1%
                                          7 World Trade Center
                                          New York, NY 10048
                                          A.G. Edwards & Sons Inc. C/F                          7.2
                                          John L.D. Kronfeld
                                          6820 E. Mississippi Unit D
                                          Denver, CO 80224-1881
                                          Edward J. Kaufman &                                   5.3
                                          Bonnie B. Kaufman JTWROS
                                          186 N Fifth Ave.
                                          Monrovia, CA 91016
                                          Carolyn S. Edwards                                    5.0
                                          507 Inwood Dr.
                                          Baytown, TX 77521-4011
Investors Fund.................     O     N/A                                                   N/A
                                    A     Smith Barney Inc.                                     5.2
                                          388 Greenwich Street
                                          New York, NY 10013
                                          Salomon Brothers Inc A/C PWM1389                      5.1
                                          Attn: Peter Hegel
                                          7 World Trade Center
                                          40th Floor
                                          New York, NY 10048
                                    B     N/A                                                   N/A
                                    C     Raymond James & Assoc. Inc.                           7.2
                                          For Elite Acct #50125031
                                          FAO AME Zion Church Brthrhood
                                          Pensions Department
                                          PO Box 34454
                                          Charlotte, NC 28234-4454545
                                          Smith Barney Inc.                                     5.1
                                          388 Greenwich Street
                                          New York, NY 10013
Capital Fund...................     O     Salomon Inc                                          54.0
                                          Profit Sharing Plan
                                          7 World Trade Center 34th Floor
                                          New York, NY 10048
                                    A     Ramon J. Falero Ttee                                  6.4
                                          Ramon J. Falero Rev. Trust
                                          10125 NW 116th Way Ste 5
                                          Miami, FL 33178-1164259
                                          Lawrence D. Hutchins                                  5.0
                                          83 Delafield Island Rd.
                                          Darien, CT 06820-6016
                                    B     Audrie T. Allen Tr                                   41.2
                                          The Audrie T. Allen Trust
                                          U/A Dated 6/23/93
                                          1011 Bonnie Brae Place
                                          Vista, CA 92084-5529
                                          Raymond James & Assoc. Inc. CSDN                     20.8
                                          Michael G. Kushnick IRA
                                          107 Pommander Walk
                                          Alexandria, VA 22314
                                          Everen Clearing Corp. Cust.                           8.7
                                          FBO Tiran Porter IRA Rollover
                                          15250 Ventura Blvd. #900
                                          Sherman Oaks, CA 91403-3221
                                    C     H. R Lewis Ttee                                      11.0
                                          H. R Lewis MD PA Corporation
                                          Professional Plaza One
                                          One Medical Parkway Ste 139
                                          Dallas, TX 75234

             FUND                 CLASS                   SHAREHOLDER                    PERCENTAGE HELD
-------------------------------   -----   --------------------------------------------   ---------------
                                          William Lintner Jr.                                   9.1%
                                          24 Partridge Run
                                          Montvale, NJ 07645-0000
                                          Everen Clearing Corp. Cust                            6.0
                                          FBO Jack N. Chidester
                                          IRA Rollover
                                          A/C 2231-5778
                                          1713 E Colter
                                          Phoenix, AZ 85016-3305
                                          Stephen J. Walker &                                   5.9
                                          Barbara J. Walker Jtwros
                                          1276 32nd Court NW
                                          Salem, OR 97304
                                          Muriel Landi-Fontana                                  5.9
                                          5 Freshmeadow Road
                                          Easton, CT 06612
                                          A.G. Edwards & Sons Inc. C/F                          5.6
                                          Sally A. Maag
                                          Rollover IRA Account
                                          2933 Belmont Woods Way
                                          Belmont, CA 94002-2973
                                          Interstate/Johnson Lane                               5.1
                                          FBO 201-85984-13
                                          Interstate Tower
                                          P.O. Box 1220
                                          Charlotte, NC 28201-1220

                               INVESTMENT MANAGER

     Each Fund retains SBAM to act as its investment manager. SBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which in turn is wholly-owned by Salomon Inc, serves as the investment manager to numerous individuals and institutions and other investment companies. On May 1, 1990, SBAM purchased substantially all of the assets of Lehman Management Co., Inc., the previous investment adviser to the Investors Fund and the Capital Fund, and the name of each Fund was changed from Lehman Investors Fund, Inc. and Lehman Capital Fund, Inc. to Salomon Brothers Investors Fund Inc and Salomon Brothers Capital Fund Inc, respectively.

     The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of the Fund, subject to policy established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.


     Under the management contract between the Series Funds and SBAM with respect to the International Growth Fund (the 'IGF Management Contract'), SBAM may delegate a portion of its responsibilities to a sub-adviser. In addition, the IGF Management Contract provides that SBAM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the International Growth Fund and are under the common control of SBAM as long as all such persons are functioning as a part of an organized group of persons, managed by authorized officers of SBAM.



     Pursuant to a subadvisory agreement, SBAM has retained Mastholm Asset Management, L.L.C. (the 'Sub-Adviser') as sub-adviser to the International Growth Fund (the 'International Subadvisory Agreement'). Subject to the supervision of SBAM, the Sub-Adviser will have responsibility for the day-to-day management of the International Growth Fund's portfolio. The Sub-Adviser is compensated at no additional cost to the International Growth Fund. The Sub-Adviser is owned 80% by individuals who serve the Sub-Adviser in key professional capacities and 20% by Salomon Brothers Asset Management G.P., Inc, an indirect wholly-owned subsidiary of SBAM. The Sub-Adviser is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended (the 'Advisers Act').


     In connection with SBAM's service as investment manager to the Strategic Bond Fund, Salomon Brothers Asset Management Limited ('SBAM Limited'), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SBAM under its management contract with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Fund. Like SBAM, SBAM Limited is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM Limited is a member of the Investment Management Regulatory Organization

Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Advisers Act.



     Pursuant to a sub-advisory agreement, SBAM has retained SBAM AP as sub-adviser to the Asia Growth Fund (the 'Asia Subadvisory Agreement'). Subject to the supervision of SBAM, SBAM AP will have responsibility for the day-to-day management of the Fund's portfolio. SBAM AP is compensated at no additional cost to the Asia Growth Fund. Like SBAM, SBAM AP is an indirect, wholly-owned subsidiary of Salomon Inc. SBAM AP is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Advisers Act. Pursuant to a sub-administration agreement, SBAM has retained SBAM Limited to provide certain administrative services to SBAM relating to the Asia Growth Fund (the 'Subadministration Agreement').



     Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SBAM, the Sub-Adviser, SBAM AP or SBAM Limited. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.



     As compensation for its services, SBAM receives, on behalf of each Fund other than the Investors Fund, as described below, a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows: .20% for the Cash Management Fund and the New York Municipal Money Market Fund; .50% for the National Intermediate Municipal Fund; .60% for the U.S. Government
Income Fund; .75% for the High Yield Bond Fund and the Strategic Bond Fund; .55%
for the Total Return Fund,    % for the International Growth Fund,    % for the
Small Cap Growth Fund, and .80% for the Asia Growth Fund. SBAM receives from the Capital Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million,
 .625% on the next $200 million and .50% on average daily net assets in excess of $400 million. For the last three fiscal years ended December 31, 1996, the SBAM has received the following amounts as management fees and has reimbursed the Funds for expenses in the following amounts:


                                                                                  EXPENSES
                                                       GROSS FEES     WAIVER     REIMBURSED
                                                       ----------    --------    ----------
CASH MANAGEMENT FUND
Year Ended December 31, 1994........................   $   29,088    $ 29,088     $      0
Year Ended December 31, 1995........................   $   25,505    $ 25,505     $ 75,716
Year Ended December 31, 1996........................   $   36,898    $ 36,898     $ 13,646

NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 1994........................   $  468,902    $      0     $      0
Year Ended December 31, 1995........................   $  449,809    $ 31,455     $      0
Year Ended December 31, 1996........................   $  393,078    $      0     $      0

NATIONAL INTERMEDIATE MUNICIPAL FUND
February 22, 1995 (commencement of operations)
  December 31, 1995.................................   $   44,953    $ 44,953     $ 35,803
Year Ended December 31, 1996........................   $   56,186    $ 56,186     $ 83,959

U.S. GOVERNMENT INCOME FUND
February 22, 1995 (commencement of operations)
  December 31, 1995.................................   $   53,073    $ 53,073     $ 39,324
Year Ended December 31, 1996........................   $   66,682    $ 66,682     $ 85,462

HIGH YIELD BOND FUND
February 22, 1995 (commencement of operations)
  December 31, 1995.................................   $  108,535    $ 79,385     $      0
Year Ended December 31, 1996........................   $  565,248    $191,119     $      0

                                                                                  EXPENSES
                                                       GROSS FEES     WAIVER     REIMBURSED
                                                       ----------    --------    ----------
STRATEGIC BOND FUND
February 22, 1995 (commencement of operations)
  December 31, 1995.................................   $   71,026    $ 71,026     $ 11,822
Year Ended December 31, 1996........................   $  146,387    $144,551     $      0

TOTAL RETURN FUND
September 11, 1995 (commencement of operations)
  December 31, 1995.................................   $   15,069    $ 15,069     $  4,346
Year Ended December 31, 1996........................   $  184,118    $184,118     $102,651

ASIA GROWTH FUND
May 6, 1996 (commencement of operations) December
  31, 1996..........................................   $   30,723    $ 30,723     $132,687

CAPITAL FUND
Year Ended December 31, 1994........................   $1,035,255    $      0     $      0
Year Ended December 31, 1995........................   $  957,755    $      0     $      0
Year Ended December 31, 1996........................   $1,143,084    $      0     $      0


     With respect to certain Funds for the 1997 fiscal year, SBAM has voluntarily agreed to impose a cap on the total Fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) through reimbursement of certain expenses and, to the extent necessary, waiver of management fees. See 'Expense Information -- Annual Fund Operating Expenses' in each Prospectus. For its services under the Asia Subadvisory Agreement, SBAM AP is compensated by SBAM at a rate agreed to between SBAM and SBAM AP from time to time. For its services under the International Subadvisory Agreement, the Sub-Adviser is compensated by SBAM, at
no additional cost to the International Growth Fund, at an annual rate of    %
of the Fund's average daily net assets.


     The Investors Fund pays SBAM a quarterly fee (the 'Base Fee') at the end of each calendar quarter based on the following rates:

               AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------------------------------------   ---------------

First $350 million....................................         .650%
Next $150 million.....................................         .550%
Next $250 million.....................................         .525%
Next $250 million.....................................         .500%
Over $1 billion.......................................         .450%

     This fee may be increased or decreased based on the performance of the Investors Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of: (i) 1/4 of .01% multiplied by; (ii) the average daily net assets of the Investors Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

     For purposes of determining the performance adjustment, the investment performance of the Investors Fund for any one year period shall mean the sum of:
(i) the change in the Fund's net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

     For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.

     Prior to April 30, 1997, the Investors Fund paid SBAM the following Base
Fee: based on the following annual percentages of the Fund's average daily net assets .500% on the first $350 million, .400% on the next $150 million, .375% on the next $250 million, .350% on the next $250 million and .300% on the amount in excess of $1 billion. Prior to August 1, 1994, the Investors Fund paid the following Base Fee based on the following annual percentages of the Fund's average daily net assets: none on the first $25 million, .50% on the next $325 million, .30% on the next $150 million, .25% on the next $250 million and .20% on the amount in excess of $750 million. SBAM was paid $2,455,501, $1,614,897 and $1,747,839 in management fees for the years ended December 31, 1996, 1995 and 1994, respectively.

     For its services under the Subadministration Agreement, SBAM Limited is compensated by SBAM at no additional cost to the Asia Growth Fund at an annual rate of .10% of the Asia Growth Fund's daily net assets.

     The management contract for each of the Series Funds provides that it will continue for an initial two year period and thereafter for successive annual periods, and the management contract for each of the Investors Fund and the Capital Fund provides that it will continue for successive annual periods; provided that, with respect to each such contract, such continuance is specifically approved at least annually: (a) by the vote of a majority of the directors not parties to the management contract or 'interested persons' of such parties, as defined in the 1940 Act, cast in person at a meeting called for the specific purpose of voting on such management contract and (b) either by the Board of Directors or a majority of the outstanding voting securities. The management contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Under the terms of the management contract between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, the Asia Growth Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages, including the imposition of certain Hong Kong tax liabilities on the Fund, not resulting from disabling conduct.

     Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Series Fund, the Investors Fund and the Capital Fund have each adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each Fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

     Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

ADMINISTRATOR

     Investors Bank & Trust Company ('IBT'), located at 89 South Street, Boston, Massachusetts 02111, provides certain administrative services to each Fund. The services provided by Investors Bank under the applicable administration agreement include certain accounting, clerical and bookkeeping services, Blue Sky compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.

     For its services as administrator, each Fund (except the Investors Fund and the Capital Fund) pays IBT a fee, calculated daily and payable monthly, at an annual rate of .08% of the applicable Fund's average daily net assets. Pursuant to a sub-administration agreement between SBAM and Investors Bank, for its services as administrator to each of the Investors Fund and the Capital Fund and at no additional cost to the Investors Fund or the Capital Fund, SBAM pays Investors Bank a fee each month at an annual rate of .08% of the average daily net assets of the Investors Fund and .06% of the average daily net assets of the Capital Fund, respectively. Prior to December 1994 for the Investors Fund and May 1995 for the Capital Fund, SBAM paid The Boston Company Advisors, ('Boston Company'), the Funds' previous administrator, a fee each month at an annual rate of .08% of the average daily net assets. For its services as administrator to the Cash Management Fund, the Series Funds paid The Boston Company, the Fund's previous administrator, a fee, calculated daily and payable monthly, at an annual rate of .08% of the Cash Management Fund's average daily net assets. For the last three fiscal years ended December 31, 1996, the Funds have paid the amounts as administration fees pursuant to each administration and sub-administration agreement as set forth below.

                                                                 BOSTON COMPANY      IBT
                                                                 --------------    --------
CASH MANAGEMENT FUND
Year Ended December 31, 1994..................................      $ 10,499       $  1,136
Year Ended December 31, 1995..................................           N/A       $ 10,216
Year Ended December 31, 1996..................................           N/A       $ 14,400
NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 1994..................................      $174,144       $ 15,878
Year Ended December 31, 1995..................................           N/A       $180,146
Year Ended December 31, 1996..................................           N/A       $162,833
NATIONAL INTERMEDIATE MUNICIPAL FUND
February 22, 1995 (commencement of operations) December 31,
  1995........................................................           N/A       $  5,570
Year Ended December 31, 1996..................................           N/A       $  8,145

                                                                 BOSTON COMPANY      IBT
                                                                 --------------    --------
U.S. GOVERNMENT INCOME FUND
February 22, 1995 (commencement of operations) December 31,
  1995........................................................           N/A       $  5,491
Year Ended December 31, 1996..................................           N/A       $  7,918
HIGH YIELD BOND FUND
February 22, 1995 (commencement of operations) December 31,
  1995........................................................           N/A       $  7,904
Year Ended December 31, 1996..................................           N/A       $ 34,645
STRATEGIC BOND FUND
February 22, 1995 (commencement of operations) December 31,
  1995........................................................           N/A       $  5,778
Year Ended December 31, 1996..................................           N/A       $ 12,012
TOTAL RETURN FUND
September 11, 1995 (commencement of operations) December 31,
  1995........................................................           N/A       $  1,841
Year Ended December 31, 1996..................................           N/A       $ 18,789
ASIA GROWTH FUND
May 6, 1996 (commencement of operations) December 31, 1996....           N/A       $ 24,167

DISTRIBUTOR

     SBI, located at 7 World Trade Center, New York, New York 10048, serves as each Fund's distributor pursuant to a distribution contract. SBI is a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly owned by Salomon Inc.

     Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Directors of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) has adopted a services and distribution plan with respect to each class of shares (other than Class O) of each Fund pursuant to the Rule (the 'Plan'). The Board of Directors of each Fund has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

     Under the Plans, each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) pays SBI a service fee, accrued daily and paid monthly, calculated at the annual rate of .25% of the value of the applicable Fund's average daily net assets attributable to Class A, Class B and Class C shares. In addition, each Fund (other than the Cash Management Fund and New York Municipal Money Market Fund) pays SBI a distribution fee with respect to Class B and Class C shares primarily intended to compensate SBI for its initial expense of paying investment representatives a commission upon sales of Class B shares or Class C shares, as the case may be. The Class B and Class C distribution fees are each calculated at the annual rate of .75% of the value of a Fund's average daily net assets attributable to the Class B or Class C shares, and New York Municipal Money Market Fund as the case may be. Such fees may be used as described in the Prospectus. Class O shares and shares of all classes of the Cash Management Fund and the New York Municipal Money Market Fund pay no distribution or shareholder service fee. SBI is authorized, to the extent indicated in the Prospectus, to retain all or a portion of the payments made to it pursuant to the applicable Plan and make payments to third parties that provide assistance in selling Fund shares, or to institutions that provide certain shareholder support services to investors. Each Plan provides that SBI may make payments to assist in the distribution of each class of a Fund's shares out of the other fees received by it or its affiliates from a Fund, its past profits or any other sources available to it.

     A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Board of Directors for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the applicable Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be. For the year ended December 31, 1996, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:

                                                       AMOUNT            AMOUNT
                                                      SPENT ON          SPENT ON           AMOUNT
                                        AMOUNT      PRINTING AND   INTEREST, CARRYING     SPENT ON       TOTAL
                                       SPENT ON      MAILING OF         OR OTHER        MISCELLANEOUS    AMOUNT
                                      ADVERTISING    PROSPECTUS    FINANCIAL CHARGES      EXPENSES       SPENT
                                      -----------   ------------   ------------------   -------------   --------

NATIONAL INTERMEDIATE FUND
Class A.............................    $33,334       $    812          $ 12,673           $ 1,914      $ 48,733
Class B.............................    $33,333       $    681          $ 13,057           $   729      $ 47,800
Class C.............................    $33,333       $    437          $ 13,057           $   550      $ 47,377
U.S. GOVERNMENT INCOME FUND
Class A.............................    $33,334       $    713          $  7,757           $ 1,880      $ 43,684
Class B.............................    $33,333       $  1,028          $ 13,292           $   578      $ 48,231
Class C.............................    $33,333       $    423          $ 12,792           $   536      $ 47,084
HIGH YIELD BOND FUND
Class A.............................    $41,667       $ 35,070          $      0           $77,782      $154,519
Class B.............................    $41,667       $ 49,652          $      0           $ 4,949      $ 96,268
Class C.............................    $41,666       $  6,375          $      0           $   579      $ 48,620
STRATEGIC BOND FUND
Class A.............................    $33,334       $  3,611          $  6,993           $ 7,532      $ 51,470
Class B.............................    $33,333       $  7,155          $  6,993           $ 1,386      $ 48,867
Class C.............................    $33,333       $  2,106          $  6,993           $   350      $ 42,782
TOTAL RETURN FUND
Class A.............................    $50,000       $ 11,426          $  9,766           $30,742      $101,934
Class B.............................    $50,000       $ 15,682          $  9,762           $ 1,718      $ 77,162
Class C.............................    $50,000       $  1,717          $  9,768           $    67      $ 61,552
ASIA GROWTH FUND
Class A.............................    $16,667       $  1,378          $ 89,408           $ 4,874      $112,327
Class B.............................    $16,667       $  1,180          $ 89,317           $     0      $107,164
Class C.............................    $16,666       $     92          $  3,314           $     0      $ 20,072
INVESTORS FUND
Class A.............................    $33,333       $  4,496          $ 11,868           $ 8,870      $ 58,567
Class B.............................    $33,333       $  4,214          $ 11,844           $   747      $ 50,138
Class C.............................    $33,333       $  1,028          $ 11,844           $   506      $ 46,711
CAPITAL FUND
Class A.............................    $     0       $    128          $      0           $    43      $    171
Class B.............................    $     0       $     82          $      0           $     0      $     82
Class C.............................    $     0       $     48          $      0           $     0      $     48

EXPENSES

     Each Fund's expenses include taxes, interest, fees and salaries of such Fund directors and officers who are not directors, officers or employees of the Fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

     Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

     The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available.

     Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

     Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.

     Under the 1940 Act, 'affiliated persons' of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

     Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. Each Company's Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. For the fiscal years ended December 31, 1994 (where applicable), 1995 and 1996, the Funds paid aggregate brokerage commissions, including affiliated brokerage commissions, as follows:

                                               AGGREGATE BROKERAGE     BROKERAGE COMMISSIONS
                                                COMMISSIONS PAID      PAID BY THE FUNDS TO SBI
                                               -------------------    ------------------------

TOTAL RETURN FUND
September 11, 1995 (commencement of
  operations) December 31, 1995.............        $   9,432                 $    210**
Year Ended December 31, 1996................        $  42,520                 $  1,758**

CAPITAL FUND
Year Ended December 31, 1994................        $ 482,953                 $ 45,612
Year Ended December 31, 1995................        $ 629,443                 $ 57,993***
Year Ended December 31, 1996................        $ 621,777                 $ 29,772***

INVESTORS FUND
Year Ended December 31, 1994................        $ 676,229                 $ 61,788
Year Ended December 31, 1995................        $ 998,071                 $ 95,179+
Year Ended December 31, 1996................        $ 619,781                 $ 59,316+

------------

 ** Represents 2.2% and 4.1% of total brokerage commissions paid by the Total
    Return Fund, and SBI executed 1.60% and 4.2% of the aggregate dollar amount of transactions involving commissions during the fiscal years ended 1995 and 1996, respectively.

*** Represents 9.0% and 4.8% of total brokerage commissions paid by the Capital
    Fund, and SBI executed 7.0% and 6.3% of the aggregate dollar amount of transactions involving commissions during the fiscal years ended 1995 and 1996, respectively.

  + Represents 9.5% and 9.6% of total brokerage commissions paid by the Investors Fund, and SBI executed 9.9% and 9.8% of the aggregate dollar amount of transactions involving commissions during the fiscal years ended 1995 and 1996, respectively.

                                NET ASSET VALUE

     Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by a Fund in valuing its assets.

     In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

     Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each Fund.

     As stated in the applicable Prospectus, each of the Cash Management Fund and the New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.


     The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the investment objective of the Cash Management Fund and the New York Municipal Money Market Fund, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

     In the event of a deviation of 1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                        ADDITIONAL PURCHASE INFORMATION

DETERMINATION OF PUBLIC OFFERING PRICE

     Each Fund offers its shares to the public on a continuous basis. The public offering price per Class A share of each Fund is equal to the net asset value per share at the time of purchase plus a sales charge based on the aggregate amount of the investment, except for Class A purchases, including rights of accumulation, equalling or exceeding $1 million. The public offering price per Class B share, Class C share and Class O share is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ('CDSC'), however, is imposed on certain redemptions of Class A shares, Class B shares and Class C shares.

CLASS A SHARES


     Volume Discounts. The schedule of sales charges on Class A shares described in each Prospectus relating to Class A shares applies to purchases made by any 'purchaser,' which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the 'Code'), and qualified employee benefit plans of employers who are 'affiliated persons' of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the Commission under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call 800 446-1013.


     Right of Accumulation. Reduced sales charges, in accordance with the schedule in each Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class C shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $100,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. A Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.


                       ADDITIONAL REDEMPTION INFORMATION

     If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, each Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                    ADDITIONAL INFORMATION CONCERNING TAXES

TAXATION OF A FUND

     The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.


     Each Fund has qualified for the fiscal year ended December 31, 1996 and intends to continue to qualify and elect to be treated as a regulated investment company (a 'RIC') under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) for taxable years beginning on or before August 5, 1997, derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months: stock, securities, options, futures, certain forward contracts, or foreign currencies (or any options, futures or forward contracts on foreign currencies) but only if such currencies are not directly related to a Fund's principal business of investing in stock or securities (the '30% limitation); and (c) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs). The 30% limitation has been repealed for taxable years beginning after August 5, 1997.



     As a RIC, a Fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the Fund's net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year, and with respect to the New York Municipal Money Market Fund and the National Intermediate Municipal Fund, at least 90% of its net tax-exempt income for such taxable year. However, a Fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gain. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income.


     A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of the excess of its capital gains over its capital losses for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

     A Fund's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by a Fund is generally governed by Section 1256 of the Code. These 'Section 1256' positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

     Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of a Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by a Fund.

     When a Fund holds options or contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a 'straddle' for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate the operation of these straddle rules.


     A Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a RIC under Subchapter M of the Code.


     A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the 'short-short test' discussed above. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.





     Under recently enacted legislation, the Fund must generally recognize gain (but not loss) upon entering into a 'constructive sale' of an appreciated financial position. A constructive sale of an appreciated financial position is:
(1) a short sale of, (2) an offsetting notional principal contract with respect to, or (3) a forward or futures contract to deliver, the same or substantially identical property. In the case of such a transaction, the Fund will be treated as having entered into the constructive sale when it acquires the related long position. To the extent provided in regulations, a constructive sale will occur if the Fund enters into one or more transactions that have substantially the same effect as the above-described transactions. When a constructive sale occurs, the Fund will recognize gain as if the position were sold at its fair market value on the date of the constructive sale and immediately repurchased. The basis of the property is adjusted and a new holding period begins on the date of the constructive sale. Constructive sale treatment does not apply to a transaction that is closed within 30 days after the end of the taxable year during which the transaction is entered into. However, if the transaction is closed during the last 90 days of this period, then the exception will only apply if the Fund holds the appreciated financial position (without reducing the risk of loss with respect thereto) throughout the 60-day period following the closing of the transaction.



     If the Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or
                                       76
gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% distribution requirement and would be taken into account for purposes of the 4% excise tax.


TAXATION OF U.S. SHAREHOLDERS


     The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital gain. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.


     Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of a Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.


     Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders. Under recently enacted legislation, the maximum rate of tax on long-term capital gains of individuals will generally be reduced from 28% to 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized after July 28, 1997 with respect to capital assets held for more than 18 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%. Under a literal reading of the legislation, capital gain dividends paid by a RIC would not appear eligible for the reduced capital gain rates. However, the legislation authorizes the Treasury Department to promulgate regulations that would apply the new rates to capital gain dividends paid by a RIC. With respect to corporate taxpayers, long-term capital gains are taxed at the same federal income tax rates as short-term capital gains, the maximum rate being 35%. If a shareholder redeems or exchanges shares of a Fund before he or she has held them for more than six months, any short-term capital loss on such redemption or exchange will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares.



     It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be disallowed or reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be 'debt-financed' (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund.


     A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.


     The International Growth Fund and the Asia Growth Fund expect to qualify for and make this election. For any year that the International Growth Fund and the Asia Growth Fund make such an election, each shareholder of such Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the International Growth Fund and the Asia Growth Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. In certain circumstances, a shareholder that (i) has held shares of the International Growth Fund or the Asia Growth Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the International Growth Fund and the Asia Growth Fund must also meet this holding period requirement with respect to their foreign securities in order for 'creditable' taxes to flow-through. No deductions for foreign taxes paid by the International Growth Fund and the Asia Growth Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.


THE NEW YORK MUNICIPAL MONEY MARKET FUND AND THE NATIONAL INTERMEDIATE MUNICIPAL FUND

     The New York Municipal Money Market Fund and the National Intermediate Municipal Fund each intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Money Market Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions. Further, gain from a sale or redemption of shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income.

     Because the New York Municipal Money Market Fund and the National Intermediate Municipal Fund will primarily invest in municipal obligations, dividends from these Funds will generally be exempt from regular federal income tax in the hands of shareholders. A portion may be subject to the alternative minimum tax, however. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the New York Municipal Money Market Fund or the National Intermediate Municipal Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The New York Municipal Money Market Fund and the National Intermediate Municipal Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

     In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ('adjusted current earnings,' referred to as 'ACE') exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the New York Municipal Money Market Fund or the National Intermediate Municipal Fund, is included in calculating ACE.




     Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund.

     Shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts ('IRAs'), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

     In addition, the New York Municipal Money Market Fund and the National Intermediate Municipal Fund may not be an appropriate investment for entities that are 'substantial users' of facilities financed by private activity bonds or 'related persons' thereof. A 'substantial user' is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. 'Related persons' include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of 'substantial user' and 'related person'. For additional information, investors should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund.

     All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund. The Code may also require shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

STATE AND LOCAL TAX MATTERS



     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.


                                PERFORMANCE DATA


     As indicated in each Prospectus, from time to time, a Fund may quote its 'yield,' 'tax-equivalent yield,' 'effective yield,' 'average annual total return' and/or 'aggregate total return' for all classes of shares in advertisements or in reports and other communications to shareholders and compare its performance figures to those of other funds or accounts with similar objectives and to relevant indices. Such performance information may include time periods prior to the implementation of the Multiple Pricing System described in the Prospectus, and will be calculated as described below.


AVERAGE ANNUAL TOTAL RETURN


     A Fund's 'average annual total return' figures, as described and shown in each Prospectus, are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:


          P(1+T)`pp`n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years
      ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-5 or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


     In calculating the ending redeemable value, for Class A shares, the current maximum front end sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B and Class C shares, the applicable CDSC imposed on redemption is deducted. The schedule of CDSCs due upon redemption is described under 'Redemption of Shares' in each Prospectus.


     The Cash Management Fund, the New York Municipal Money Market Fund, the Investors Fund and the Capital Fund implemented the Multiple Pricing System by reclassifying the then existing shares of each such Fund as Class O shares of each such Fund. This reclassification was effected in such a manner so that the shares of each of the Cash Management Fund and the Investors Fund outstanding at December 31, 1994, and shares of the New York Municipal Money Market Fund and the Capital Fund outstanding at October 31, 1996, would be subject to identical distribution and service fees both before and after the reclassification.

     The percentages shown in the tables below reflect front end sales charges and CDSCs, if any, currently payable by each class of shares under the Multiple Pricing System, and are based on the fees and expenses actually paid by each such Fund for the periods presented. The distribution and service fees currently payable by each class of shares under the Multiple Pricing System are described in 'Purchase of Shares -- Distribution Fees' in each Prospectus.


     The following tables set forth the average annual total returns for each class of shares of each of the National Intermediate Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund (in each case, after management fee waiver and reimbursement of certain expenses), Investors Fund and Class O shares of the Capital Fund for certain periods of time ending December 31, 1996 and reflect the effects of the maximum applicable front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System.

                      NATIONAL INTERMEDIATE MUNICIPAL FUND

                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                                 INVESTMENT OPERATIONS)
                                                               YEAR ENDED               THROUGH
                                                            DECEMBER 31, 1996      DECEMBER 31, 1996
                                                            -----------------    ----------------------

Class A..................................................         -0.77%                  4.16%
Class B..................................................         -1.60%                  3.49%
Class C..................................................          2.37%                  6.08%
Class O..................................................          4.32%                  7.13%

                          U.S. GOVERNMENT INCOME FUND

                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                                 INVESTMENT OPERATIONS)
                                                               YEAR ENDED               THROUGH
                                                            DECEMBER 31, 1996      DECEMBER 31, 1996
                                                            -----------------    ----------------------

Class A..................................................         -1.29%                  4.23%
Class B..................................................         -2.18%                  3.56%
Class C..................................................          1.71%                  6.14%
Class O..................................................          3.73%                  7.20%

                              HIGH YIELD BOND FUND

                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                                 INVESTMENT OPERATIONS)
                                                               YEAR ENDED               THROUGH
                                                            DECEMBER 31, 1996      DECEMBER 31, 1996
                                                            -----------------    ----------------------

Class A..................................................         16.08%                  17.67%
Class B..................................................         16.16%                  17.61%
Class C..................................................         20.06%                  19.89%
Class O..................................................         22.03%                  20.97%

                              STRATEGIC BOND FUND

                                                                                FROM FEBRUARY 22, 1995
                                                                                   (COMMENCEMENT OF
                                                                                INVESTMENT OPERATIONS)
                                                              YEAR ENDED                THROUGH
                                                           DECEMBER 31, 1996       DECEMBER 31, 1996
                                                           -----------------    -----------------------

Class A.................................................          8.59%                  13.66%
Class B.................................................          7.96%                  13.32%
Class C.................................................         12.07%                  15.74%
Class O.................................................         14.21%                  16.88%

                               TOTAL RETURN FUND

                                                                                FROM SEPTEMBER 11, 1995
                                                                                   (COMMENCEMENT OF
                                                                                INVESTMENT OPERATIONS)
                                                              YEAR ENDED                THROUGH
                                                           DECEMBER 31, 1996       DECEMBER 31, 1996
                                                           -----------------    -----------------------

Class A.................................................         12.66%                  15.07%
Class B.................................................         12.41%                  15.41%
Class C.................................................         16.46%                  18.67%
Class O.................................................         19.03%                  20.19%

                                 INVESTORS FUND

                                                    FROM COMMENCEMENT OF
                                                  INVESTMENT OPERATIONS OF
                                                      CLASS A, B AND C
                                                     (JANUARY 3, 1995)
                                                          THROUGH
                                                     DECEMBER 31, 1996        1 YEAR    5 YEARS    10 YEARS
                                                  ------------------------    ------    -------    --------

Class A........................................             29.59%            24.09 %      N/A         N/A
Class B........................................             29.93%            24.22 %      N/A         N/A
Class C........................................             31.85%            28.25 %      N/A         N/A
Class O........................................               N/A             30.56 %    16.65%      14.12%

                                  CAPITAL FUND

                                                                            1 YEAR    5 YEARS    10 YEARS
                                                                            ------    -------    --------

Class O..................................................................   33.34 %    13.63%      12.00%


     As described in each Prospectus under the caption 'Expense Information,' each of the Funds, except the Investors Fund and the Capital Fund, has been and still is subject to certain fee waivers and expense reimbursements. Absent such waiver and reimbursement, the returns shown above for such Funds would be lower.


     The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AGGREGATE TOTAL RETURN

     The 'aggregate total return' figures for each class of a Fund, as described in the Prospectus, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 --------
                                                     P

Where: P   = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     The following tables set forth the aggregate total return of each class of shares of the Asia Growth Fund (after management fee waiver and reimbursement of certain expenses) and Class A, B and C shares of the Capital Fund for certain periods of time ending December 31, 1996 and reflect the effects of the maximum applicable front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System.

                                ASIA GROWTH FUND

                                                                                  FROM MAY 6, 1996
                                                                                  (COMMENCEMENT OF
                                                                               INVESTMENT OPERATIONS)
                                                                                       THROUGH
                                                                                  DECEMBER 31, 1996
                                                                               -----------------------

Class A.....................................................................             0.17%
Class B.....................................................................            -0.35%
Class C.....................................................................             3.64%
Class O.....................................................................             5.31%

                                  CAPITAL FUND

                                                                                 FROM COMMENCEMENT OF
                                                                               INVESTMENT OPERATIONS OF
                                                                                   CLASS A, B AND C
                                                                                  (NOVEMBER 1, 1996)
                                                                                       THROUGH
                                                                                  DECEMBER 31, 1996
                                                                               ------------------------

Class A.....................................................................              2.60%
Class B.....................................................................              3.11%
Class C.....................................................................              6.78%

YIELD

     With respect to the Cash Management Fund and the New York Municipal Money Market Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The current yield for each of the Cash Management Fund and the New York Municipal Money Market Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e. multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Cash Management Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     For the seven-day period ended December 31, 1996 the annualized yield and effective yield for each class of shares of the Cash Management Fund were 5.05% and 5.18%, respectively. For the seven day period ended December 31, 1996 the annualized yield and effective yield for the New York Municipal Money Market Fund were 3.81% and 3.88%, respectively. Because Class A, B and C shares of the Cash Management Fund and the New York Municipal Money Market Fund, like Class O shares, are not subject to any sales charges or service or distribution fees, the yield and effective yield figures for Class A, B and C shares of the Cash Management Fund and the New York Municipal Money Market Fund would be the same as those for Class O shares.

     In periods of declining interest rates the yield of the Cash Management Fund and the New York Municipal Money Market Fund will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Cash Management Fund and the New York Municipal Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of these Funds' portfolios, thereby reducing these Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.

THIRTY DAY YIELD

     Certain Funds may advertise the yields for each class of such Funds based on a 30-day (or one month) period according to the following formula:

                          2 [( a-b + 1) `pp`6 - 1]
                  Yield =     ----
                               cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

     Under this formula, interest earned on debt obligations for purposes of 'a' above, is calculated by (1) computing the yield to maturity of each obligation held by the New York Municipal Bond Fund or the National Intermediate Municipal Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Any amounts representing sales charges will not be included among these expenses; however, the New York Municipal Bond Fund and the National Intermediate Municipal Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared dividends, computed in accordance with Commission guidelines, may be subtracted from the maximum offering price calculation required pursuant to 'd' above.

     The thirty day yield of the National Intermediate Municipal Fund at December 31, 1996 was 4.14% for Class A, 3.58% for Class B, 3.61% for Class C and 4.61% for Class O.

     The tax equivalent yield of each of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund is computed by dividing that portion of the respective Fund's yield (computed as described above for each Fund) that is tax-exempt by one minus the stated combined regular federal income and, in the case of the New York Municipal Money Market Fund and the New York Municipal Bond Fund, the New York State personal and, if applicable, New York City personal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax equivalent yield for the New York Municipal Money Market Fund for the seven-day period ended December 31, 1996 was 7.13%. Because Class A, B and C shares of the New York Municipal Money Market Fund, like Class O Shares, are not subject to any sales charges or service or distribution fees, the tax equivalent yield figures for Class A, B and C shares of the Fund would be the same as those for Class O shares. The tax equivalent yield of the National Intermediate Municipal Fund at December 31, 1996 was 6.85% for Class A, 5.93% for Class B, 5.98% for Class C and 7.63% for Class O.

     Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return figures are calculated separately for Class A, Class B, Class C and Class O shares of a Fund. In the examples above, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented.

     Advertisements and communications may compare a Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect a Fund's performance over time utilizing, for example, with respect to the National Intermediate Municipal Fund, comparisons to indices including, but not limited to, the Bond Buyer 40-Bond Index.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

                              SHAREHOLDER SERVICES


     Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in each Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.


     The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

     Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

     All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

     The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable Fund for further details.

     Automatic Withdrawal Plan. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of a Fund. Withdrawal payments are made by First Data Investor Services Group, Inc. ('FDISG'), formerly The Shareholders Services Group, Inc., as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, a Fund or FDISG upon written notice.

     The Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013 for more information.

     Self Employed Retirement Plans. The Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

     Boston Safe Deposit and Trust Company ('Boston Safe') has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

     For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

     Individual Retirement Accounts. A prototype individual retirement account ('IRA') is available, which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SBAM.

     Boston Safe has agreed to serve as custodian of the IRA and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

     Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

     For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                 CAPITAL STOCK


     As used in this Statement of Additional Information and each Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


     Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board of Directors. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

     In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

     Subject to the provisions of the applicable investment company's charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

     The shares of the Investors Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

                          CUSTODIAN AND TRANSFER AGENT

     IBT, located at 89 South Street, Boston, Massachusetts 02111, serves as each Fund's custodian. As custodian, IBT, among other things: maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

     FDISG, a subsidiary of First Data Corporation, located at P.O. Box 5127, Westborough, Massachusetts 01581-5127, serves as each Fund's transfer agent. As a Fund's transfer agent, FDISG: registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, FDISG receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP ('Price Waterhouse') provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. The financial statements and financial highlights included or incorporated by reference in the Prospectus and included in this Statement of Additional Information have been included in reliance on the report of Price Waterhouse, independent accountants, given on the authority of that firm as experts in auditing and accounting. Price Waterhouse's address is 1177 Avenue of the Americas, New York, New York 10036.

                                    COUNSEL

     Simpson Thacher & Bartlett (a partnership which includes professional corporations) serves as counsel to each Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.


     Piper Marbury L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the Funds' Prospectuses.

                              FINANCIAL STATEMENTS



     The unaudited financial statements of each of Cash Management Fund, New York Municipal Money Market Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund for the six month period ended June 30, 1997 are included on the following pages.



     The audited financial statements of each of Cash Management Fund, New York Municipal Money Market Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Investors Fund and Capital Fund for the fiscal year ended December 31, 1996 and the audited financial statements for the Asia Growth Fund for the period May 6, 1996 (commencement of operations) to December 31, 1996 are included on the following pages.

PORTFOLIO OF INVESTMENTS (June 30, 1997) (unaudited)

SALOMON BROTHERS ASIA GROWTH FUND

-----------------------------------------------------------------------------------------------------
                                                                                             Value
Shares     Description                                                                      (Note 1a)
-----------------------------------------------------------------------------------------------------
           Common Stocks -- 90.9%

           China -- 2.0%
150,000    Shanghai Worldbest, Class B....................................................$   95,400
1 36,000   Shenzhen Fangda, Class B.......................................................   197,491
                                                                                          ----------
                                                                                             292,891
                                                                                          ----------
           Hong Kong -- 32.2%
 53,600    Asia Satellite Telecommunications Holdings.....................................   164,317
264,000    Beijing Datang Power*..........................................................   121,825
 19,000    Beijing Enterprises*...........................................................   119,682
 35,500    Cheung Kong....................................................................   350,546
 43,000    China Everbright*..............................................................   128,492
 52,000    China Light & Power............................................................   294,661
 90,000    China Resources Enterprises....................................................   441,450
 51,000    Cosco Pacific..................................................................   118,165
 29,200    Dah Sing Financial.............................................................   161,695
111,000    First Pacific..................................................................   141,845
 25,000    Hang Seng Bank.................................................................   356,580
 87,000    Hong Kong Land Holdings........................................................   231,420
 68,000    Hong Kong & China Gas..........................................................   136,049
 69,500    Hutchison Whampoa..............................................................   601,056
320,000    Jiangsu Express*...............................................................   113,589
 90,000    Lai Sun Development............................................................   101,069
 60,000    New World Development..........................................................   357,807
 45,000    New World Infrastructure*......................................................   127,207
 60,000    Swire Pacific, Class A.........................................................   540,195
                                                                                          ----------
                                                                                           4,607,650
                                                                                          ----------
           India -- 9.1%
 10,300    East India Hotel -- GDR........................................................   169,950
 19,000    Industrial Credit & Investment -- GDR..........................................   273,125
 18,000    Mahindra & Mahindra -- GDR.....................................................   265,500
  9,000    Reliance Industries -- GDR.....................................................   207,000
 14,500    State Bank of India  -- GDR....................................................   384,250
                                                                                          ----------
                                                                                           1,299,825
                                                                                          ----------
           Indonesia -- 7.9%
108,000    PT Darya Varia Laboratoria (a).................................................   129,893
 75,500    PT Indostat (a)................................................................   225,848
142,000    PT Lippo Life Insurance (a)....................................................   167,866
377,000    PT Putra Surya Multidana (a)*..................................................   600,689
                                                                                          ----------
                                                                                           1,124,296
                                                                                          ----------
           Korea -- 6.6%
  3,600    Deasung Industrial.............................................................   188,514
  6,600    Hyundai Engineering & Construction*............................................   169,459
  1,550    LG Information & Communication.................................................   192,005
  1,000    Mirae*.........................................................................   228,604
  1,596    Samsung Electronics............................................................   126,709
  4,532    SK Telecom -- ADR..............................................................    45,603
                                                                                          ----------
                                                                                             950,894
                                                                                          ----------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares     Description                                                                      (Note 1a)
-----------------------------------------------------------------------------------------------------
           Malaysia -- 8.9%
 64,000    Kian Joo Can Factory.......................................................... $  276,387
111,000    Leader Universal Holdings.....................................................    199,659
 52,000    Malakoff......................................................................    226,624
108,000    Sime Darby....................................................................    359,429
 29,500    United Engineers..............................................................    212,718
                                                                                          ----------
                                                                                           1,274,817
                                                                                          ----------
           Philippines -- 4.2%
214,000    Ayala Land, Series B..........................................................    196,749
570,500    Belle*........................................................................    166,547
 49,600    Manila Electric, Class B......................................................    244,465
                                                                                          ----------
                                                                                             607,761
                                                                                          ----------
           Singapore -- 9.5%
 18,000    Cycle & Carriage..............................................................    186,333
 94,000    DBS Land......................................................................    297,181
 29,500    Development Bank of Singapore (a).............................................    371,407
 25,000    Elec & Eltek International....................................................    140,000
182,000    Noble Group*..................................................................    141,960
 76,500    Wing Tai Holdings.............................................................    220,452
                                                                                          ----------
                                                                                           1,357,333
                                                                                          ----------
           Sri Lanka -- 0.2%
162,800    Asia Capital*.................................................................     24,355
                                                                                          ----------
           Taiwan -- 5.7%
 65,500    Compal Electronics............................................................    259,173
 19,200    Compeq Manufacturing..........................................................    136,748
 73,000    Kindom Construction*..........................................................    181,187
 73,000    Sheng Yu Steel................................................................    115,014
107,690    Yang Ming Marine Transport....................................................    126,284
                                                                                          ----------
                                                                                             818,406
                                                                                          ----------
           Thailand -- 4.6%
 33,500    Bangkok Bank..................................................................    173,903
 22,800    Delta Electronics.............................................................    144,966
 58,000    Industrial Finance............................................................     68,270
  9,300    Shinawatra Computer (a).......................................................     66,990
  4,000    Siam Cement...................................................................     62,133
 27,500    Singer Thailand...............................................................    110,664
 61,500    Thai Telephone & Telecommunications (a)*......................................     26,605
                                                                                          ----------
                                                                                             653,531
                                                                                          ----------
           Total Common Stocks
               (cost $11,955,892)........................................................ 13,011,759
                                                                                          ----------
Principal
Amount
---------
           Convertible Corporate Bonds -- 2.9%

           Cayman Islands -- 1.1%
$155,000   Guangnan Finance, 1.75%, due 06/30/00.........................................    154,031
                                                                                           ---------
           Taiwan -- 1.8%
 250,000   Taiwan Semiconductor, 0.00%, due 07/03/02.....................................    258,125
                                                                                           ---------
           Total Convertible Corporate Bonds
               (cost $405,000)...........................................................    412,156
                                                                                           ---------

                 See accompanying notes to financial statements

SALOMON BROTHERS ASIA GROWTH FUND (concluded)

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares     Description                                                                      (Note 1a)
-----------------------------------------------------------------------------------------------------
           Warrants* -- 2.7%

  172,500  China Resources, expires 12/10/97 ........................................... $    53,439
1,770,000  Credit Lyonnais Finance, expires 04/02/98....................................      24,446
  700,000  Hong Kong Telecom, expires 03/18/98..........................................      53,310
  900,000  Hutchison Call, expires 12/30/97.............................................      76,673
   15,053  Lai Sun Hotels International Call, expires 03/20/99..........................       1,321
  390,000  Shanghai Industrial, expires 11/18/97........................................     133,403
  280,000  Swire Pacific, expires 02/14/98..............................................      50,238
                                                                                         -----------
           Total Warrants
               (cost $316,954)..........................................................     392,830
                                                                                         -----------
           Purchased Options* -- 0.2%

           Singapore -- 0.2%
   92,000  OUB Call (expiring 10/11/97, exercise price 6.5868)(cost $39,091)............      32,172
                                                                                         -----------
           Total Investments -- 96.7%
               (cost $12,716,937)......................................................   13,848,917
           Other assets in excess of liabilities  -- 3.3%...............................     466,940
                                                                                         -----------
           Net Assets-- 100.0%                                                           $14,315,857
                                                                                         ===========


FORWARD FOREIGN CURRENCY CONTRACTS


-------------------------------------------------------------------------------------------------------
           Maturity           Contracts to          In Exchange        Contracts at        Unrealized
             Dates           Receive/Deliver            for                Value          Depreciation
-------------------------------------------------------------------------------------------------------

Purchases

          07/02/97            MYR   293,786           $116,540            $116,390            $(150)

Sales

          07/01/97            PHP 1,197,398             45,176              45,399             (223)
                                                                                              -----

                                                                                              $(373)
                                                                                              =====

*   Non-income producing security.
(a) Foreign Shares
Abbreviations used in this statement:
ADR     American Depository Receipt
GDR     Global Depository Receipt
MYR     Malaysian Ringgit
PHP     Philippine Peso


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)



SALOMON BROTHERS CAPITAL FUND INC

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------

          Common Stocks -- 89.2%

          Basic Industries -- 8.7%
  50,000  Cytec Industries *...........................................................$   1,868,750
  25,000  Guilford Mills ..............................................................      520,313
  50,000  Inco ........................................................................    1,503,125
  22,500  Martin Marietta Materials....................................................      728,438
 125,000  OM Group.....................................................................    4,140,625
  75,000  Steel Dynamics *.............................................................    1,875,000
  50,000  Union Camp...................................................................    2,500,000
  18,400  Vulcan Materials.............................................................    1,444,400
                                                                                        ------------
                                                                                          14,580,651
                                                                                        ------------
          Capital Goods -- 3.3%
  28,000  Stone & Webster..............................................................    1,195,250
  62,000  Tyco International...........................................................    4,312,875
                                                                                        ------------
                                                                                           5,508,125
                                                                                        ------------
          Consumer Cyclicals -- 17.8%
 104,200  Costco Companies *...........................................................    3,425,575
  20,000  Eastman Kodak................................................................    1,535,000
  75,000  Federated Department Stores *................................................    2,606,250
 135,000  Fine Host *..................................................................    4,252,500
 100,000  Guess *......................................................................    1,012,500
 100,000  Hollinger....................................................................      854,680
  42,500  Hollinger International......................................................      475,469
  75,000  Lear *.......................................................................    3,328,125
  30,000  Magna International, Class A.................................................    1,805,625
 112,500  Samsonite *..................................................................    4,964,063
 100,000  Sears, Roebuck...............................................................    5,375,000
                                                                                        ------------
                                                                                          29,634,787
                                                                                        ------------

          Consumer Non-Cyclicals -- 15.7%
  25,000  Cablevision Systems *........................................................    1,337,500
 150,000  Chiquita Brands International................................................    2,062,500
 266,700  Food Lion, Class A...........................................................    1,908,559
 411,100  Food Lion, Class B...........................................................    2,954,781
 140,000  Hormel Foods.................................................................    3,762,500
 150,000  John B. Sanfilippo & Sons *..................................................    1,031,250
 130,000  Kroger *.....................................................................    3,770,000
  15,000  Loews........................................................................    1,501,875
 125,000  Michael Foods................................................................    2,312,500
  40,000  Philip Morris Companies......................................................    1,775,000
 150,000  U.S. Satellite Broadcasting *................................................    1,237,500
  80,000  Viacom, Class B *............................................................    2,400,000
                                                                                        ------------
                                                                                          26,053,965
                                                                                        ------------


                 See accompanying notes to financial statements

----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
----------------------------------------------------------------------------------------------------
          Energy -- 11.4%
  25,000  Baker Hughes.................................................................  $   967,188
   1,000  Hanover Compressor*..........................................................       22,250
 100,000  Holly........................................................................    2,481,250
 100,000  Hvide Marine*................................................................    2,212,500
  75,000  Oryx Energy*.................................................................    1,584,375
 100,000  Tosco........................................................................    2,993,750
  50,000  TransMontaigne Oil*..........................................................      993,750
  45,000  Ultramar Diamond Shamrock....................................................    1,468,125
  75,000  Union Pacific Resources Group................................................    1,865,625
 100,000  Williams Companies...........................................................    4,375,000
                                                                                         -----------
                                                                                          18,963,813
                                                                                         -----------
          Financial Services -- 10.9%
  75,000  AmerUs Life Holdings.........................................................    2,090,625
 100,000  Bank of New York.............................................................    4,350,000
  10,000  BankAmerica..................................................................      645,625
  30,000  BankBoston...................................................................    2,161,875
  50,000  Glendale Federal Bank*.......................................................    1,306,250
  25,000  Long Island Bancorp..........................................................      907,813
  30,000  Mercantile Bankshares........................................................    1,200,000
  30,000  Provident Companies..........................................................    1,605,000
  35,000  Travelers Group..............................................................    2,207,188
  30,000  Washington Mutual............................................................    1,792,500
                                                                                         -----------
                                                                                          18,266,876
                                                                                         -----------
          Health Care -- 8.0%
  30,000  Aetna........................................................................    3,071,250
  35,000  Amgen........................................................................    2,034,375
 100,000  HEALTHSOUTH*.................................................................    2,493,750
  35,000  Pacificare Health Systems, Class A*..........................................    2,119,688
  40,000  SmithKline Beecham--ADR.......................................................   3,665,000
                                                                                         -----------
                                                                                          13,384,063
                                                                                         -----------

          Technology -- 9.4%
  40,000  Cabletron Systems*...........................................................    1,132,500
 100,000  Data General*................................................................    2,600,000
 100,000  Electric Fuel*...............................................................      662,500
  60,000  First Data...................................................................    2,636,250
 100,000  FORE Systems*................................................................    1,362,500
  25,000  International Business Machines..............................................    2,254,688
 100,000  Plantronics*.................................................................    5,012,500
                                                                                         -----------
                                                                                          15,660,938
                                                                                         -----------
          Telecommunications & Utilities -- 0.1%
  10,000  NTL * .......................................................................      248,750
                                                                                         -----------

          Transportation -- 3.9%
  40,000  Canadian National Railway....................................................    1,750,000
 125,000  Canadian Pacific.............................................................    3,554,683
  75,000  Carey International*.........................................................    1,143,750
                                                                                         -----------
                                                                                           6,448,433
                                                                                         -----------

          Total Common Stocks
              (cost $122,573,969)......................................................  148,750,401
                                                                                         -----------




                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)


-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Convertible Preferred Stocks -- 3.7%

          Basic Industries -- 0.8%
  34,500  AK Steel Holdings 7.00%......................................................   $1,328,250

          Consumer Cyclicals -- 1.3%
  25,000  Designer Finance Trust 6.00%.................................................      909,375
 102,500  Hollinger International 9.75%................................................    1,178,750
                                                                                         -----------
                                                                                           2,088,125
                                                                                         -----------

          Energy -- 0.8%
 209,200  Mesa 8.00%* .................................................................    1,399,025
                                                                                         -----------

          Health Care -- 0.8%
  50,000  Pacificare Holdings $1.00....................................................    1,343,750
                                                                                         -----------

          Total Convertible Preferred Stocks
              (cost $5,730,134)........................................................    6,159,150
                                                                                         -----------


Contracts
---------
          Purchased Options -- 0.4%
     150  Compaq Put
              (expiring July 1997, exercise price $65).................................        1,875
     300  Dupont Put
              (expiring July 1997, exercise price $50).................................        3,750
      50  Gucci Put
              (expiring July 1997, exercise price $60).................................        1,875
     150  Gucci Put
              (expiring October 1997, exercise price $60)..............................       50,625
     300  Intel Put
              (expiring July 1997, exercise price $105)................................        3,750
     250  Intel Put
              (expiring July 1997, exercise price $115)................................        6,250
     150  Motorola Put
              (expiring July 1997,  exercise price $55)................................          938
     600  NTL Call
              (expiring December 1997, exercise price $17.50)..........................      622,500
     100  Proctor & Gamble Put
              (expiring July 1997, exercise price $110)................................          625
     250  Times Mirror Put
              (expiring September 1997, exercise price $45)............................       28,125
     100  Times Mirror Put
              (expiring September 1997, exercise price $55)............................       38,750
                                                                                          -----------

          Total Purchased Options
              (cost $758,330)..........................................................      759,063
                                                                                          -----------

          Total Investments -- 93.3%
              (cost $129,062,433)......................................................  155,668,614
                                                                                         -----------

                 See accompanying notes to financial statements

SALOMON BROTHERS CAPITAL FUND INC (concluded)


-----------------------------------------------------------------------------------------------------
Principal                                                                                     Value
Amount    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
             Repurchase Agreements -- 6.7%
$5,605,000   Repurchase Agreement, 5.95%, due 07/01/97, dated
              06/30/97, with J.P. Morgan Securities, collateralized by
              $5,328,000 U.S Treasury Bonds, 8.875%, due
              02/15/99 valued at $5,734,260; proceeds: $5,605,926....................    $ 5,605,000
 5,604,000   Repurchase Agreement, 5.875%, due 07/01/97, dated
              06/30/97, with UBS Securities, collateralized by
              $3,808,000 U.S Treasury Bonds, 11.25%, due
              02/15/15 valued at $5,716,760; proceeds: $5,604,915....................      5,604,000
                                                                                         -----------

            Total Repurchase Agreements
              (cost $11,209,000)......................................................    11,209,000
                                                                                        ------------
            Liabilities in excess of other assets -- (0.0%)...........................      (101,018)
                                                                                        ------------
          Net Assets -- 100.0%........................................................  $166,776,596
                                                                                        ============

*   Non-income producing security.
Abbreviation used in this statement:
ADR     American Depository Receipt

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)

SALOMON BROTHERS INVESTORS FUND INC

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Common Stocks -- 83.5%

          Basic Industries -- 9.3%
  80,000  Aluminum Company of America..................................................  $ 6,030,000
 315,500  Cytec Industries *...........................................................   11,791,813
 174,000  Du Pont (E.I.) de Nemours....................................................   10,940,250
  85,300  Martin Marietta Materials....................................................    2,761,588
 425,500  OM Group.....................................................................   14,094,688
 190,000  Praxair......................................................................   10,640,000
 120,000  Union Camp...................................................................    6,000,000
                                                                                         -----------
                                                                                          62,258,339
                                                                                         -----------

          Capital Goods -- 7.7%
  80,000  AlliedSignal.................................................................    6,720,000
 195,800  Chicago Bridge & Iron........................................................    4,332,075
 127,000  General Electric.............................................................    8,302,625
 385,000  Gulfstream Aerospace *.......................................................   11,357,500
  64,400  Silgan Holdings *............................................................    2,495,500
 259,200  Tyco International...........................................................   18,030,600
                                                                                         -----------
                                                                                          51,238,300
                                                                                         -----------

          Consumer Cyclicals -- 7.6%
 258,100  Costco Companies *...........................................................    8,485,038
 140,000  Federated Department Stores *................................................    4,865,000
 366,500  Host Marriott *..............................................................    6,528,281
 195,000  Lear *.......................................................................    8,653,125
 168,200  Sears, Roebuck...............................................................    9,040,750
 210,000  Sherwin-Williams.............................................................    6,483,750
  53,300  UNIFI........................................................................    1,992,088
 132,200  U.S. Industries *............................................................    4,709,625
                                                                                         -----------
                                                                                          50,757,657
                                                                                         -----------

          Consumer Non-Cyclicals -- 8.4%
  26,200  Avon Products................................................................    1,848,738
  50,000  Cablevision Systems *........................................................    2,675,000
 600,000  Chiquita Brands International................................................    8,250,000
 339,600  Food Lion, Class A...........................................................    2,430,246
 175,400  Hormel Foods.................................................................    4,713,875
 348,400  Kroger *.....................................................................   10,103,600
  75,000  Loews........................................................................    7,509,375
 271,500  Philip Morris Companies......................................................   12,047,813
 200,000  Viacom, Class B *............................................................    6,000,000
                                                                                         -----------
                                                                                          55,578,647
                                                                                         -----------



                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Energy -- 10.7%
 113,500  Amoco........................................................................  $ 9,867,406
 175,000  Dresser Industries...........................................................    6,518,750
   3,900  Hanover Compressor *.........................................................       86,775
 185,400  Mobil........................................................................   12,954,825
 276,000  Royal Dutch Petroleum, 5 Guilder.............................................   15,007,500
 400,000  Suncor.......................................................................   10,725,000
 133,557  TOTAL -- ADR.................................................................    6,761,323
 215,700  Williams Companies...........................................................    9,436,875
                                                                                         -----------
                                                                                          71,358,454
                                                                                         -----------

          Financial Services -- 14.6%
  85,600  American Express.............................................................    6,377,200
  70,300  Associates First Capital.....................................................    3,901,650
  52,000  BankAmerica..................................................................    3,357,250
 157,500  BankBoston...................................................................   11,349,844
 414,400  Bank of New York.............................................................   18,026,400
 127,800  Dime Bancorp.................................................................    2,236,500
 294,000  Federal Home Loan Mortgage...................................................   10,106,250
  56,600  Long Island Bancorp..........................................................    2,055,288
 113,300  Nationwide Financial Services, Class A.......................................    3,009,531
 114,700  Provident Companies..........................................................    6,136,450
 176,700  SunAmerica...................................................................    8,614,125
 222,685  Travelers Group..............................................................   14,043,065
 127,200  Washington Mutual............................................................    7,600,200
                                                                                         -----------
                                                                                          96,813,753
                                                                                         -----------

          Health Care -- 10.6%
 106,500  Aetna........................................................................   10,902,938
 120,000  American Home Products.......................................................    9,180,000
 200,000  Amgen........................................................................   11,625,000
 168,000  Columbia/HCA Healthcare......................................................    6,604,500
 411,000  HEALTHSOUTH *................................................................   10,249,313
   2,700  Pacificare Health Systems, Class A *.........................................      163,519
 106,800  Pacificare Health Systems, Class B *.........................................    6,821,850
 162,000  SmithKline Beecham-- ADR.....................................................   14,843,250
                                                                                         -----------
                                                                                          70,390,370
                                                                                         -----------

          Real Estate Investment Trusts -- 4.9%
 235,000  Arden Realty.................................................................    6,110,000
  37,700  Beacon Properties............................................................    1,258,238
 150,000  Highwoods Properties.........................................................    4,800,000
 112,000  Kilroy Realty................................................................    2,828,000
 146,200  Mills........................................................................    4,047,913
 174,000  Patriot American Hospitality.................................................    4,437,000
 126,000  Reckson Associates Realty....................................................    2,898,000
 178,100  Sun Communities..............................................................    5,977,481
                                                                                         -----------
                                                                                          32,356,632
                                                                                         -----------



                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)

-----------------------------------------------------------------------------------------------------
                                                                                              Value
  Shares  Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------

            Technology -- 5.7%
  90,700    Ceridian *...............................................................   $  3,832,075
  35,500    DST Systems *............................................................      1,182,594
 374,600    First Data...............................................................     16,458,988
 120,000    International Business Machines..........................................     10,822,500
  30,000    National Data............................................................      1,299,375
  56,600    Plantronics *............................................................      2,837,075
  49,000    Seagate Technology *.....................................................      1,724,188
                                                                                        ------------
                                                                                          38,156,795
                                                                                        ------------
            Transportation -- 4.0%
 225,000    Canadian National Railway................................................      9,843,750
 580,000    Canadian Pacific.........................................................     16,493,750
                                                                                        ------------
                                                                                          26,337,500
                                                                                        ------------
            Total Common Stocks
              (cost $351,554,985)....................................................    555,246,447
                                                                                        ------------
            Convertible Preferred Stocks -- 0.4%

            Finanical Services -- 0.4%
  63,400    SunAmerica $3.188 (cost $2,377,500)......................................      2,765,825
                                                                                        ------------
Principal
Amount
--------

             Convertible Corporate Bonds -- 1.9%

             Consumer Cyclicals -- 1.5%
$ 2,000,000  Federated Department Stores, 5.00%, due 10/01/03                              2,387,500
 16,500,000  Time Warner, Zero Coupon, due 06/22/13                                        7,610,625
                                                                                        ------------
                                                                                           9,998,125
                                                                                        ------------

             Technology -- 0.4%
  2,500,000  National Data, 5.00%, due 11/01/03.......................................     2,650,000
                                                                                       -------------
             Total Convertible Corporate Bonds
               (cost $12,050,765)....................................................     12,648,125
                                                                                       -------------

Contracts
---------
             Purchased Options -- 0.5%
     21,500  S&P 500 Index Call
              (expiring September 1997, exercise price $750) (cost $3,095,097).......      3,034,188
                                                                                        ------------
             Total Investments -- 86.3%
               (cost $369,078,347)....................................................   573,694,585
                                                                                        ------------



                 See accompanying notes to financial statements

SALOMON BROTHERS INVESTORS FUND INC (concluded)

-----------------------------------------------------------------------------------------------------
Principal                                                                                   Value
Amount    Description                                                                     (Note 1a)
-----------------------------------------------------------------------------------------------------
             Repurchase Agreements -- 10.7%
$35,741,000  Repurchase Agreement, 5.95%, due 07/01/97, dated
              06/30/97 with J.P. Morgan Securities, collateralized
              by $33,973,000 U.S. Treasury Bonds, 8.875%, due
              02/15/99, valued at $36,563,441; proceeds: $35,746,907................... $ 35,741,000
 35,741,000  Repurchase Agreement, 5.875%, due 07/01/97, dated
              06/30/97 with UBS Securities, collateralized by
              $25,035,000 U.S. Treasury Bonds, 12.00%, due
              08/15/13, valued at $36,457,219; proceeds: $35,746,833...................   35,741,000
                                                                                        ------------
             Total Repurchase Agreements
              (cost $71,482,000).......................................................   71,482,000
                                                                                        ------------
             Other assets in excess of liabilities -- 3.0%.............................   19,715,188
                                                                                        ------------

             Net Assets -- 100.0%...................................................... $664,891,773
                                                                                        ============



*   Non-income producing security.

Abbreviation used in this statement:
ADR     American Depository Receipt

                 See accompanying notes to financial statements

 PORTFOLIO OF INVESTMENTS (continued) (unaudited)


 SALOMON BROTHERS TOTAL RETURN FUND

-------------------------------------------------------------------------------------------------------
                                                                                              VALUE
SHARES    DESCRIPTION                                                                       (NOTE 1a)
-------------------------------------------------------------------------------------------------------
           Common Stocks--43.9%

           Basic Industries--7.0%
   20,000  Aluminum Company of America..................................................$   1,507,500
   12,000  Du Pont (E.I.) de Nemours....................................................      754,500
   60,000  Lyondell Petrochemical.......................................................    1,308,750
   10,000  Monsanto.....................................................................      430,625
   16,000  Nalco Chemical...............................................................      618,000
   20,000  Union Camp...................................................................    1,000,000
   11,000  Vulcan Materials.............................................................      863,725
   20,000  Weyerhauser..................................................................    1,040,000
                                                                                          -----------
                                                                                            7,523,100
                                                                                          -----------
           Capital Goods--3.3%
   12,000  Boeing.......................................................................      636,750
    8,000  Deere........................................................................      439,000
   15,000  Fluor........................................................................      827,813
   39,000  Stone & Webster..............................................................    1,664,813
                                                                                          -----------
                                                                                            3,568,376
                                                                                          -----------
           Consumer Cyclicals--3.3%
      726  Cooper Industries............................................................       36,119
   16,000  Eastman Kodak................................................................    1,228,000
   14,000  Ford Motor...................................................................      528,500
    5,000  General Motors...............................................................      278,438
   12,100  May Department Stores........................................................      571,725
   18,000  Sears, Roebuck...............................................................      967,500
                                                                                          -----------
                                                                                            3,610,282
                                                                                          -----------
           Consumer Non-Cyclicals--2.3%
   61,200  Food Lion, Class B...........................................................      439,875
   36,000  Food Lion, Class A...........................................................      257,623
   30,000  Hormel Foods.................................................................      806,250
   22,000  Philip Morris Companies......................................................      976,250
                                                                                          -----------
                                                                                            2,479,998
                                                                                          -----------
           Energy--7.6%
    6,500  Amoco........................................................................      565,094
    3,000  Ashland......................................................................      139,125
   44,000  Dresser Industries...........................................................    1,639,000
   12,000  Exxon........................................................................      738,000
    4,000  Mobil........................................................................      279,500
    8,000  Royal Dutch Petroleum, 5 Guilder.............................................      435,000
   16,000  Sun..........................................................................      496,000
   66,000  Suncor.......................................................................    1,769,625
    3,000  Texaco.......................................................................      326,250
   17,000  USX--Marathon Group.........................................................       490,875
   29,000  Williams Companies...........................................................    1,268,750
                                                                                          -----------
                                                                                            8,147,219
                                                                                          -----------
           Financial Services--5.4%
   15,000  Allstate.....................................................................    1,095,000
   24,900  AmerUs Life Holdings.........................................................      694,088
   20,000  Bay View Capital.............................................................      525,000
   18,000  Chubb........................................................................    1,203,750
    3,500  Cigna........................................................................      621,250
    5,300  Citicorp.....................................................................      638,981
   12,000  Marsh & McLennan.............................................................      856,500
    5,700  Nationwide Financial Services, Class A.......................................      151,406
                                                                                          -----------
                                                                                            5,785,975
                                                                                          -----------

                        See accompanying notes to financial statements

-------------------------------------------------------------------------------------------------------
                                                                                              VALUE
SHARES    DESCRIPTION                                                                       (NOTE 1a)
-------------------------------------------------------------------------------------------------------
           Health Care--2.5%
    6,000  Aetna........................................................................     $614,250
   12,000  American Home Products.......................................................      918,000
   13,200  SmithKline Beecham--ADR.....................................................     1,209,450
                                                                                          -----------
                                                                                            2,741,700
                                                                                          -----------
           Real Estate Investment Trusts--5.9%
   30,000  Arden Realty Group...........................................................      780,000
   26,000  Beacon Properties............................................................      867,750
   35,000  Bedford Property Investors...................................................      704,375
   50,000  Excel Realty Trust...........................................................    1,318,750
   22,000  Highwoods Properties.........................................................      704,000
   30,000  Patriot American Hospitality.................................................      765,000
   18,000  Prentiss Properties Trust....................................................      461,250
   35,000  Reckson Associates Realty....................................................      805,000
                                                                                          -----------
                                                                                            6,406,125
                                                                                          -----------
           Technology -- 1.2%
   18,000  Pitney Bowes.................................................................    1,251,000
                                                                                          -----------
           Telecommunications & Utilities--3.5%
   10,000  AT&T.........................................................................      350,625
   40,000  Edison International.........................................................      995,000
   20,000  GTE..........................................................................      877,500
   30,000  Houston Industries...........................................................      643,125
   15,000  SBC Communications...........................................................      928,125
                                                                                          -----------
                                                                                            3,794,375
                                                                                          -----------
           Transportation--1.9%
   46,000  Canadian National Railway....................................................    2,012,500
                                                                                          -----------
           Total Common Stocks
             (cost $39,557,324).........................................................   47,320,650
                                                                                          -----------

           Convertible Preferred Stocks--4.3%
           Basic Industries--0.5%
    7,500  AK Steel Holdings 7.00%......................................................      288,750
    7,500  Boise Cascade $1.58..........................................................      213,750
                                                                                          -----------
                                                                                              502,500
                                                                                          -----------
           Consumer Cyclicals--0.8%
    7,500  Designer Finance 6.00%.......................................................      272,813
   15,000  Hollinger International 9.75%................................................      172,500
    5,000  Host Marriott 6.75%..........................................................      292,500
    1,500  Hvide Capital Trust 6.50%....................................................       78,938
                                                                                          -----------
                                                                                              816,751
                                                                                          -----------
           Consumer Non-Cyclicals--0.4%
    6,000  Chiquita Brands $2.875.......................................................      282,750
    3,000  James River $3.50............................................................      162,000
                                                                                          -----------
                                                                                              444,750
                                                                                          -----------
           Energy--1.0%
    8,800  Enron 6.25%..................................................................      168,463
   48,700  Mesa 8.00%(a)................................................................      325,681
    5,000  Tosco 5.75%..................................................................      285,000
    5,000  Ultramar Diamond Shamrock 5.00%..............................................      316,250
                                                                                          -----------
                                                                                            1,095,394
                                                                                          -----------


                        See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)

-------------------------------------------------------------------------------------------------------
                                                      INTEREST           MATURITY             VALUE
SHARES    DESCRIPTION                                  RATE                 DATE            (NOTE 1a)
-------------------------------------------------------------------------------------------------------
           Financial Services--0.7%
    5,000  Finova Finance Trust 5.50%................................................... $    287,500
    4,000  Glendale Federal Bank 8.75%..................................................      260,000
    3,000  St. Paul Capital 6.00%.......................................................      207,750
                                                                                          -----------
                                                                                              755,250
                                                                                          -----------
           Health Care--0.7%
    5,000  Laboratory Corporation of America Holdings 8.50%.............................      285,000
    3,000  McKesson $2.50...............................................................      186,375
   10,000  Pacificare Holdings $1.00....................................................      268,750
                                                                                          -----------
                                                                                              740,125
                                                                                          -----------
           Media -- 0.2%
    7,800  Cablevision Systems 8.50%....................................................      211,575
                                                                                          -----------
           Telecommunications & Utilities -- 0.0%
    1,000  Mobile Telecommunication Technologies $2.25..................................       24,750
                                                                                          -----------
           Total Convertible Preferred Stocks
             (cost $4,294,816)..........................................................    4,591,095
                                                                                          -----------
PRINCIPAL
AMOUNT
--------
           Corporate Bonds--21.7%
           Basic Industries--2.9%
$ 100,000  Algoma Steel.............................        12.375%       07/15/05            110,500
  250,000  Allied Waste
           (Zero Coupon until 06/01/02, 11.30%
            thereafter)(b)..........................        10.742        06/01/07            153,750
  100,000  Alvey Systems............................        11.375        01/31/03            103,500
  200,000  Clark-Schwebel...........................        10.500        04/15/06            214,000
  125,000  Commonwealth Aluminum....................        10.750        10/01/06            130,000
  100,000  Crown Paper..............................        11.000        09/01/05             99,500
  200,000  Doman Industries Limited.................         8.750        03/15/04            193,000
  125,000  Foamex...................................         9.875        06/15/07            129,375
  250,000  Freedom Chemical.........................        10.625        10/15/06            262,188
  200,000  Norcal Waste Systems *...................        13.250        11/15/05            224,000
  675,000  Pohang Iron & Steel......................         7.500        08/01/02            682,574
  100,000  Renco Metals.............................        11.500        07/01/03            106,500
  200,000  Southdown................................        10.000        03/01/06            217,500
  200,000  Specialty Equipment......................        11.375        12/01/03            218,000
  250,000  Stone Container..........................        12.250        04/01/02            255,000
                                                                                          -----------
                                                                                            3,099,387
                                                                                          -----------
           Consumer Cyclicals--3.6%
  250,000  American Builders & Contractors Supply...        10.625        05/15/07            258,750
  100,000  Collins & Aikman.........................        10.000        01/15/07             98,875
  250,000  Duane Reade
             (Zero Coupon until 09/15/99, 15.00%
               thereafter)(b).......................        13.549        09/15/04            196,875
  150,000  Finlay Fine Jewelry......................        10.625        05/01/03            157,500
  950,000  General Motors Acceptance................         5.977        04/29/02            950,770
  100,000  Herff Jones..............................        11.000        08/15/05            108,500
  200,000  Hines Horticulture.......................        11.750        10/15/05            213,000
  100,000  Jitney-Jungle Stores.....................        12.000        03/01/06            111,000
  400,000  Revlon Worldwide(b)......................    10.906-11.591     03/15/01            271,000
  250,000  Riddell Sports...........................        10.500        07/15/07            256,875
  100,000  Speedy Muffler King......................        10.875        10/01/06            100,000
  940,000  Stand Credit Card Master Trust...........         7.850        02/07/02            970,249
  200,000  Wyndham Hotel............................        10.500        05/15/06            224,000
                                                                                          -----------
                                                                                            3,917,394
                                                                                          -----------

                 See accompanying notes to financial statements

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                               INTEREST        MATURITY            VALUE
AMOUNT     DESCRIPTION                                    RATE            DATE            (NOTE 1a)
-------------------------------------------------------------------------------------------------------
           Consumer Non-Cyclicals--4.2%
$ 100,000  American Safety Razor....................         9.875%       08/01/05       $    106,750
  200,000  Berry Plastics...........................        12.250        04/15/04            221,500
  100,000  Borg-Warner..............................         9.125        05/01/03            100,000
  100,000  Carr-Gottstein Foods.....................        12.000        11/15/05            111,000
  200,000  CFP Holdings.............................        11.625        01/15/04            208,000
  100,000  Cobb Theatres............................        10.625        03/01/03            110,500
  150,000  Doane Products...........................        10.625        03/01/06            159,750
  250,000  Drypers..................................        10.250        06/15/07            250,000
  200,000  Eyecare Centers of America...............        12.000        10/01/03            221,000
  250,000  French Fragrances........................        10.375        05/15/07            260,000
  100,000  Iron Mountain............................        10.125        10/01/06            107,000
  200,000  Jordan Industries........................        10.375        08/01/03            212,000
  800,000  Mid States Trust.........................         7.340        07/01/35            806,125
  250,000  North Atlantic Trading...................        11.000        06/15/04            254,375
  150,000  Pueblo Xtra International................         9.500        08/01/03            145,500
  200,000  Radnor Holdings..........................        10.000        12/01/03            206,000
  200,000  Rayovac..................................        10.250        11/01/06            210,000
   67,000  Samsonite................................        11.125        07/15/05             74,705
  100,000  Selmer...................................        11.000        05/15/05            109,000
  200,000  Stroh Brewery............................        11.100        07/01/06            210,000
  200,000  Trump Atlantic City......................        11.250        05/01/06            195,500
  250,000  Williams Scottsman.......................         9.875        06/01/07            252,500
                                                                                          -----------
                                                                                            4,531,205
                                                                                          -----------
           Energy--1.9%
  250,000  Bellwether Exploration...................        10.875        04/01/07            265,000
  200,000  Benton Oil & Gas.........................        11.625        05/01/03            220,250
  200,000  Cliffs Drilling..........................        10.250        05/15/03            213,000
  200,000  National Energy Group....................        10.750        11/01/06            208,500
  250,000  Snyder Oil...............................         8.750        06/15/07            250,625
  650,000  Sun......................................         7.950        12/15/01            673,719
  300,000  Transamerican Energy
             (Zero coupon until 6/1/99, 13.00%
                thereafter)(b)......................        13.000        06/15/02            216,000
                                                                                          -----------
                                                                                            2,047,094
                                                                                          -----------
           Financial Services--4.2%
1,500,000  Banc One.................................         7.600        05/01/07          1,541,895
  625,000  Chase Manhattan Auto Owner Trust.........         6.250        11/15/00            624,414
  400,000  Coleman Escrow(b)........................        11.125        05/15/01            255,000
  200,000  Dollar Financial.........................        10.875        11/15/06            215,000
  750,000  Midland Bank.............................         7.650        05/01/25            784,733
1,100,000  Nationsbank Credit Card Master Trust.....         6.450        04/15/03          1,098,625
                                                                                          -----------
                                                                                            4,519,667
                                                                                          -----------
           Health Care--1.0%
  800,000  Aetna....................................         7.625        08/15/26            796,640
  100,000  Fresenius Medical Care...................         9.000        12/01/06            101,500
  150,000  Integrated Health........................         9.500        09/15/07            153,375
                                                                                          -----------
                                                                                            1,051,515
                                                                                          -----------
           Media--1.2%
  200,000  American Media Operation.................        11.625        11/15/04            218,000
  200,000  Cablevision Systems......................        10.500        05/15/16            218,000
  200,000  Diamond Cable
              (Zero Coupon until 12/15/00, 11.75%
                thereafter)(b)......................        11.750        12/15/05            138,500
  300,000  Marcus Cable
              (Zero Coupon until 06/15/00, 14.125%
                thereafter)(b)......................    12.642-12.921     12/15/05            237,000
  200,000  SFX Broadcasting.........................        10.750        05/15/06            216,000
  500,000  Time Warner..............................         4.959        06/22/13            230,625
  150,000  United International Holdings(b).........        13.187        11/15/99            115,500
                                                                                          -----------
                                                                                            1,373,625
                                                                                          -----------



                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                               INTEREST        MATURITY            VALUE
AMOUNT     DESCRIPTION                                    RATE            DATE            (NOTE 1a)
-------------------------------------------------------------------------------------------------------
           Technology--2.0%
$ 850,000  Empresa Electric.........................         7.300%       05/01/03     $      852,975
  200,000  Exide Electronics Group..................        11.500        03/15/06            215,000
  200,000  Packard Bioscience.......................         9.375        03/01/07            200,000
  100,000  Talley Manufacturing & Technology........        10.750        10/15/03            105,000
  750,000  Xerox....................................         8.125        04/15/02            789,120
                                                                                          -----------
                                                                                            2,162,095
                                                                                          -----------
           Telecommunications & Utilities--0.2%
  125,000  ICG Holdings
              (Zero Coupon until 09/15/00, 13.50%
                thereafter)(b)......................        12.725        09/15/05             91,250
  150,000  International CableTel
              (Zero Coupon until 02/01/01, 11.500%
                thereafter)(b)......................        11.804        02/01/06            104,250
                                                                                          -----------
                                                                                              195,500
                                                                                          -----------
           Transportation -- 0.5%
  200,000  Central Transport Rental Group...........         9.500        04/30/03            193,000
  100,000  Ryder TRS................................        10.000        12/01/06            103,500
  400,000  TFM
              (Zero Coupon until 06/01/02, 11.75%
                thereafter)(b)......................        11.398        06/15/09            233,000
                                                                                          -----------
                                                                                              529,500
                                                                                          -----------
           Total Corporate Bonds
              (cost $23,038,208)...................                                        23,426,982
                                                                                          -----------
           Convertible Corporate Bonds--6.1%
           Basic Industries--0.5%
  250,000  Coeur D'Alene Mines......................        6.375         01/31/04            230,000
  150,000  Inco.....................................        5.750         07/01/04            179,250
  150,000  Inco.....................................        7.750         03/15/16            159,000
                                                                                          -----------
                                                                                              568,250
                                                                                            -----------
           Consumer Cyclicals--1.3%
  250,000  Federated Department Stores..............        5.000         10/01/03            298,438
  200,000  Guilford Mills...........................        6.000         09/15/12            204,000
  600,000  Hollinger(b).............................    6.209-6.637       10/05/13            225,000
  200,000  Home Depot...............................        3.250         10/01/01            229,000
  350,000  Magna International......................        5.000         10/15/02            418,250
                                                                                          -----------
                                                                                            1,374,688
                                                                                          -----------
           Consumer Non-Cyclicals--1.0%
  150,000  Alberto-Culver...........................        5.500         06/30/05            228,938
  500,000  Costco Wholesale.........................        5.750         05/15/02            517,500
  250,000  Hormel Foods.............................        1.600         04/23/02            255,075
                                                                                          -----------
                                                                                            1,001,513
                                                                                          -----------
           Energy--0.8%
  300,000  Baker Hughes(b)..........................    2.584-2.875       05/05/08            231,000
  300,000  Oryx Energy..............................        7.500         05/15/14            295,500
  225,000  Pogo Producing...........................        5.500         06/15/06            257,625
   25,000  Pogo Producing...........................        5.500         06/15/06             28,625
                                                                                          -----------
                                                                                              812,750
                                                                                          -----------
           Technology--1.9%
  250,000  Adaptec..................................        4.750         02/01/04            248,438
  300,000  Data General.............................        6.000         05/15/04            369,000
  200,000  National Data............................        5.000         11/01/03            212,000
  500,000  Silicon Graphics(b)......................    3.931-4.265       11/02/13            238,750
  850,000  Texas Instruments........................        6.125         02/01/06            799,119
  250,000  VLSI Technology..........................        8.250         10/01/05            249,688
                                                                                          -----------
                                                                                            2,116,995
                                                                                          -----------

                 See accompanying notes to financial statements

SALOMON BROTHERS TOTAL RETURN FUND (concluded)

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                               INTEREST        MATURITY            VALUE
AMOUNT     DESCRIPTION                                    RATE            DATE            (NOTE 1a)
-------------------------------------------------------------------------------------------------------
           Telecommunications & Utilities--0.6%
$ 350,000  International CableTel...................        7.000%        06/15/08        $   332,063
1,000,000  U.S. Cellular(b).........................     5.212-6.053      06/15/15            347,500
                                                                                          -----------
                                                                                              679,563
                                                                                          -----------
           Total Convertible Corporate Bonds
            (cost $6,359,206)......................                                         6,553,759
                                                                                          -----------
           U.S. Government & Agency--12.4%
  385,372  Federal Home Loan Mortgage Corporation...        7.000         03/01/11            386,174
  500,000  Federal Home Loan Mortgage Corporation...        6.500             **              479,063
  291,806  Federal Home Loan Mortgage Corporation...        6.500         03/01/26            279,985
  293,840  Federal Home Loan Mortgage Corporation...        6.500         03/01/26            281,995
  402,620  Federal Home Loan Mortgage Corporation...        6.500         05/01/26            386,310
  500,000  Federal National Mortgage Association(c).        7.000             **              490,000
   42,541  Federal National Mortgage Association....        6.500         10/01/10             41,927
  291,646  Federal National Mortgage Association....        6.500         10/01/11            285,995
  102,245  Federal National Mortgage Association....        7.500         08/01/23            102,971
  968,755  Federal National Mortgage Association....        7.492         11/01/24            996,306
  725,000  Federal National Mortgage Association(c).        8.000             **              741,313
   90,239  Federal National Mortgage Association....        7.000         09/01/25             88,586
   89,091  Federal National Mortgage Association....        6.500         12/01/25             85,316
  291,916  Federal National Mortgage Association....        7.000         03/01/26            286,443
  500,268  Federal National Mortgage Association....        6.500         06/01/26            479,060
1,100,000  Federal National Mortgage Association(c).        7.500             **            1,102,750
  503,495  Federal National Mortgage Association....        7.000         03/01/27            494,055
   88,629  Government National Mortgage Association.        7.500         01/15/23             89,386
  196,297  Government National Mortgage Association.        7.500         03/15/26            197,033
  453,360  Government National Mortgage Association.        7.500         03/15/27            455,110
  200,000  U.S. Treasury Bond.......................        6.500         11/15/26            191,812
  480,000  U.S. Treasury Note(d)....................        5.875         11/15/99            476,923
1,400,000  U.S. Treasury Note(d)....................        6.375         04/30/99          1,407,434
1,000,000  U.S. Treasury Note.......................        6.375         05/15/00          1,004,022
1,150,000  U.S. Treasury Note(d)....................        5.750         08/15/03          1,110,463
1,500,000  U.S. Treasury Note.......................        6.500         10/15/06          1,493,670
                                                                                          -----------
           Total U.S. Government & Agency
             (cost $13,454,804).....................                                       13,434,102
                                                                                          -----------
           Total Investments--88.4%
            (cost $86,704,358)......................                                       95,326,588
                                                                                          -----------
           Repurchase Agreements--14.3%
7,703,000  Repurchase Agreement dated 06/30/97, with
            J.P. Morgan Securities, collateralized by
            $6,248,000 U.S. Treasury Bonds, 9.125%,
            due 05/15/18 valued at $7,880,290
            proceeds: $7,704,273....................        5.950         07/01/97          7,703,000
7,702,000  Repurchase Agreement dated 06/30/97, with
            UBS Securities, collateralized by
            $5,233,000 U.S. Treasury Bonds, 11.25%,
            due 02/15/15 valued at $7,856,041;
            proceeds: $7,703,257....................        5.875         07/01/97          7,702,000
                                                                                          -----------
          Total Repurchase Agreements
            (cost $15,405,000)......................                                       15,405,000
                                                                                          -----------
          Liabilities in excess of other assets -- (2.7%)                                  (2,860,827)
                                                                                          -----------
          Net Assets--100.0%........................                                     $107,870,761
                                                                                         ============


* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
**  To be announced.
(a) Security pays payment-in-kind dividends through 09/30/00.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Mortgage Dollar Roll. See Note 1.
(d) All or part of the security is segregated as collateral for mortgage dollar rolls and to be announced securities.

Abbreviation used in this statement:
ADR     American Depository Receipt


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)


SALOMON BROTHERS HIGH YIELD BOND FUND

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                               INTEREST        MATURITY            VALUE
AMOUNT     DESCRIPTION                                    RATE            DATE            (NOTE 1a)
-------------------------------------------------------------------------------------------------------
            Corporate Bonds -- 73.7%

            Basic Industries -- 15.9%
$1,000,000  Algoma Steel............................       12.375%       07/15/05         $1,105,000
 2,500,000  Allied Waste
             (Zero Coupon until 06/01/02, 11.30%
              thereafter)(a)........................       10.708        06/01/07          1,537,500
 1,250,000  Alvey Systems...........................       11.375        01/31/03          1,293,750
   500,000  Asia Pulp & Paper International Finance.       11.750        10/01/05            551,250
 3,000,000  Asia Pulp & Paper(a)....................       12.000        12/29/49          3,097,500
 1,000,000  Clark-Schwebel.  .......................       10.500        04/15/06          1,070,000
 2,500,000  Commonwealth Aluminum...................       10.750        10/01/06          2,600,000
   500,000  Crown Paper.............................       11.000        09/01/05            497,500
 1,000,000  DI Industries ..........................        8.875        07/01/07            985,000
 1,500,000  Doman Industries Limited................        8.750        03/15/04          1,447,500
 3,000,000  Envirosource............................        9.750        06/15/03          2,910,000
 4,000,000  Foamex..................................        9.875        06/15/07          4,140,000
 1,500,000  Fonda Group.............................        9.500        03/01/07          1,440,000
   500,000  Forest Oil..............................       11.250        09/01/03            528,750
 2,000,000  Freedom Chemical........................       10.625        10/15/06          2,097,500
 4,000,000  Glasstech...............................       12.750        07/01/04          4,040,000
 5,000,000  International Semi-Technology
             (Zero Coupon until 08/15/00, 11.50%
              thereafter)(a)........................       14.977        08/15/03          2,975,000
 2,000,000  ISP Holdings............................        9.000        10/15/03          2,060,000
 1,000,000  Mesa Operating..........................       10.625        07/01/06          1,135,000
 3,350,000  NL Industries
             (Zero Coupon until 10/15/98, 13.00%
              thereafter)(a)........................   11.641-12.072     10/15/05          3,132,250
 2,000,000  Norcal Waste Systems *..................       13.250        11/15/05          2,240,000
 1,000,000  Pierce Leahy............................       11.125        07/15/06          1,090,000
 1,000,000  Plastic Containers......................       10.000        12/15/06          1,050,000
 4,000,000  Polymer Group...........................        9.000        07/01/07          3,955,000
 1,000,000  Renco Metals............................       11.500        07/01/03          1,065,000
 2,000,000  Royal Oak Mines.........................       11.000        08/15/06          1,980,000
 2,000,000  Sequa...................................        9.375        12/15/03          2,040,000
   500,000  Southdown..............................        10.000        03/01/06            543,750
 1,500,000  Specialty Equipment.....................       11.375        12/01/03          1,635,000
 1,000,000  Spinnaker Industries....................       10.750        10/15/06          1,012,500
 2,000,000  Stone Container.........................       12.250        04/01/02          2,040,000
   500,000  Terex...................................       13.250        05/15/02            565,000
 1,500,000  Texas Petrochemical.....................       11.125        07/01/06          1,620,000
                                                                                         -----------
                                                                                          59,479,750
                                                                                         -----------

                 See accompanying notes to financial statements

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                               INTEREST        MATURITY            VALUE
AMOUNT     DESCRIPTION                                    RATE            DATE            (NOTE 1a)
-------------------------------------------------------------------------------------------------------
            Consumer Cyclicals -- 13.9%
$1,750,000  American Builders & Contractors Supply..         10.625%       05/15/07         $1,811,250
 2,000,000  Anchor Advanced Products................         11.750        04/01/04          2,120,000
 1,300,000  Cole National Group.....................          9.875        12/31/06          1,361,750
 5,000,000  Collins & Aikman........................         10.000        01/15/07          4,943,750
 2,500,000  CSK Auto................................         11.000        11/01/06          2,600,000
 2,000,000  Delta Beverage..........................          9.750        12/15/03          2,090,000
 3,750,000  Duane Reade
             (Zero Coupon until 09/15/99, 15.00%
              thereafter)(a)........................     13.545-13.549     09/15/04          2,953,125
 1,500,000  E & S Holdings..........................         10.375        10/01/06          1,560,000
 3,000,000  Finlay Enterprises
             (Zero Coupon until 05/01/98, 12.00%
              thereafter)(a)........................         10.861        05/01/05          2,850,000
 1,000,000  Herff Jones.............................         11.000        08/15/05          1,085,000
 2,000,000  Hines Horticulture......................         11.750        10/15/05          2,130,000
 1,000,000  Hollinger...............................          9.250        02/01/06          1,020,000
 1,000,000  Hollinger...............................          9.250        03/15/07          1,020,000
 2,000,000  Jitney-Jungle Stores....................         12.000        03/01/06          2,220,000
 1,800,000  Lamar Advertising.......................          9.625        12/01/06          1,854,000
 1,000,000  Neenah..................................         11.125        05/01/07          1,065,000
 1,000,000  Newport News Shipbuilding...............          9.250        12/01/06          1,045,000
 2,250,000  Polytama................................         11.250        06/15/07          2,331,563
 3,000,000  Prime Hospitality.......................          9.750        04/01/07          3,135,000
 6,000,000  Revlon Worldwide (a)....................     10.750-11.566     03/15/01          4,065,000
   500,000  Simmons.................................         10.750        04/15/06            528,750
 2,000,000  Speedy Muffler King.....................         10.875        10/01/06          2,000,000
 2,750,000  Sun International Hotels................          9.000        03/15/07          2,801,563
 1,500,000  Universal Outdoor.......................          9.750        10/15/06          1,552,500
 1,000,000  Waxman Industries
            (Zero coupon until 6/01/99, 12.75%
             thereafter)(a).........................         11.436        06/01/04            847,500
 1,000,000  Wyndham Hotel...........................         10.500        05/15/06          1,120,000
                                                                                           -----------
                                                                                            52,110,751
                                                                                           -----------

                        See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                               INTEREST        MATURITY            VALUE
AMOUNT     DESCRIPTION                                    RATE            DATE            (NOTE 1a)
-------------------------------------------------------------------------------------------------------
            Consumer Non-Cyclicals -- 14.3%
$1,500,000  Berry Plastics........................         12.250%       04/15/04         $1,661,250
   500,000  Borg-Warner...........................          9.125        05/01/03            500,000
 1,000,000  Carr-Gottstein Foods..................         12.000        11/15/05          1,110,000
 2,000,000  CFP Holdings..........................         11.625        01/15/04          2,080,000
   500,000  Cobb Theatres.........................         10.625        03/01/03            552,500
 1,000,000  Dade International....................         11.125        05/01/06          1,115,000
 1,500,000  Doane Products........................         10.625        03/01/06          1,597,500
 2,000,000  Drypers...............................         10.250        06/15/07          2,000,000
 1,000,000  Ekco Group............................          9.250        04/01/06          1,022,500
   750,000  Harvey Casinos........................         10.625        06/01/06            798,750
 2,000,000  Hills Stores..........................         12.500        07/01/03          1,555,000
 1,300,000  IMED..................................          9.750        12/01/06          1,339,000
 1,000,000  Iron Mountain.........................         10.125        10/01/06          1,070,000
 1,900,000  Jordan Industries.....................         10.375        08/01/03          2,014,000
 2,010,483  Jordan Industries
            (Zero Coupon until 04/02/09, 11.75%
             thereafter)(a).......................         11.750        04/01/09          1,105,766
 3,000,000  North Atlantic Trading................         11.000        06/15/04          3,052,500
 2,400,000  Pen-Tab Industries....................         10.875        02/01/07          2,454,000
 1,000,000  Plastic Specialties...................         11.250        12/01/03          1,070,000
 2,500,000  Pueblo Xtra International.............          9.500        08/01/03          2,412,500
 1,000,000  Pueblo Xtra International.............          9.500        08/01/03            970,000
 2,000,000  Radnor Holdings.......................         10.000        12/01/03          2,060,000
 2,000,000  Rayovac...............................         10.250        11/01/06          2,100,000
   500,000  Selmer................................         11.000        05/15/05            545,000
 1,000,000  Specialty Foods.......................         11.125        10/01/02            990,000
 2,000,000  Stroh Brewery.........................         11.100        07/01/06          2,100,000
 2,500,000  Tekni-Plex............................         11.250        04/01/07          2,712,500
 5,000,000  Trump Atlantic City...................         11.250        05/01/06          4,887,500
   500,000  Twin Laboratories.....................         10.250        05/15/06            527,500
 4,500,000  Urohealth Systems.....................         12.500        04/01/04          4,387,500
 4,000,000  Williams Scottsman....................          9.875        06/01/07          4,040,000
                                                                                         -----------
                                                                                          53,830,266
                                                                                         -----------
            Energy -- 7.3%
 3,000,000  Bellwether Exploration................         10.875        04/01/07          3,180,000
 3,000,000  Benton Oil & Gas......................         11.625        05/01/03          3,303,750
 1,500,000  Cliffs Drilling.......................         10.250        05/15/03          1,597,500
 3,000,000  Companhia Energetica Sao Paul*........          9.125        06/26/07          2,913,750
 2,000,000  Costilla Energy.......................         10.250        10/01/06          2,070,000
 2,000,000  Cross Timbers Oil.....................          9.250        04/01/07          2,065,000
   750,000  Flores & Rucks........................          9.750        10/01/06            783,750
 1,000,000  Magnum Hunter Resources...............         10.000        06/01/07            992,500
 2,000,000  National Energy Group.................         10.750        11/01/06          2,085,000
 1,250,000  Parker Drilling.......................          9.750        11/15/06          1,314,063
 1,000,000  Transamerican Energy..................         11.500        06/15/02            970,000
 3,500,000  Transamerican Energy
             (Zero coupon until 06/01/99, 13.00%
              thereafter)(a)......................         13.000        06/15/02          2,520,000
3,500,000   United Refining.......................         10.750        06/15/07          3,535,000
                                                                                         -----------
                                                                                          27,330,313
                                                                                         -----------


                 See accompanying notes to financial statements

-------------------------------------------------------------------------------------------------------
PRINCIPAL                                               INTEREST        MATURITY            VALUE
AMOUNT     DESCRIPTION                                    RATE            DATE            (NOTE 1a)
-------------------------------------------------------------------------------------------------------
            Financial Services -- 3.3%
$5,000,000  Coleman Escrow(a).......................         11.125%       05/15/01         $3,187,500
 1,000,000  Dollar Financial........................         10.875        11/15/06          1,075,000
 1,500,000  DVI.....................................          9.875        02/01/04          1,503,750
 1,000,000  Imperial Credit Industries..............          9.875        01/15/07            970,000
 2,000,000  Intertek Finance PLC....................         10.250        11/01/06          2,095,000
 1,500,000  K Mart Funding..........................          9.440        07/01/18          1,413,750
 2,000,000  Tembec Finance..........................          9.875        09/30/05          2,060,000
                                                                                           -----------
                                                                                            12,305,000
                                                                                           -----------
            Health Care -- 1.5%
 1,000,000  Fresenius Medical Care..................          9.000        12/01/06          1,015,000
 3,500,000  Integrated Health.......................          9.500        09/15/07          3,578,750
 1,000,000  Maxxim Medical..........................         10.500        08/01/06          1,080,000
                                                                                           -----------
                                                                                             5,673,750
                                                                                           -----------
            Media -- 7.1%
 2,000,000  Adelphia Communications.................         12.500        05/15/02          2,120,000
   500,000  American Media Operation................         11.625        11/15/04            545,000
 3,000,000  Cablevision Systems.....................         10.500        05/15/16          3,270,000
 1,500,000  Chancellor Broadcasting.................          9.375        10/01/04          1,537,500
 2,000,000  Citadel Broadcasting....................         10.250        07/01/07          2,000,000
 4,500,000  Diamond Cable
            (Zero Coupon until 12/15/00, 11.75%
            thereafter)(a) .........................      11.15-11.75      12/15/05          3,116,250
 3,000,000  Intermedia Commission of Florida
            (Zero Coupon until 05/15/01, 12.50%
            thereafter)(a) .........................     11.732-12.271     05/15/06          2,160,000
 4,000,000  Marcus Cable
            (Zero Coupon until 06/15/00, 14.125%
            thereafter)(a) .........................     12.813-13.014     12/15/05          3,160,000
 1,000,000  Rogers Cable Systems....................         10.000        03/15/05          1,080,000
 3,000,000  SFX Broadcasting........................         10.750        05/15/06          3,240,000
 3,000,000  Sun Media...............................          9.500        02/15/07          3,030,000
 1,750,000  United International Holdings(a)........     11.657-13.893     11/15/99          1,347,500
   250,000  Wireless One............................         13.000        10/15/03            159,375
                                                                                           -----------
                                                                                            26,765,625
                                                                                           -----------
            Technology -- 3.6%
 1,000,000  Derlan Manufacturing....................         10.000        01/15/07          1,025,000
 2,000,000  Dyncorp.................................          9.500        03/01/07          2,030,000
 2,000,000  Exide Electronics Group.................         11.500        03/15/06          2,150,000
 1,000,000  HCC Industries..........................         10.750        05/15/07          1,062,500
 2,000,000  L-3 Communications......................         10.375        05/01/07          2,130,000
 1,000,000  Mettler Toledo..........................          9.750        10/01/06          1,050,000
 2,000,000  Packard Bioscience......................          9.375        03/01/07          2,000,000
 2,000,000  Talley Manufacturing & Technology.......         10.750        10/15/03          2,100,000
                                                                                           -----------
                                                                                            13,547,500
                                                                                           -----------
            Telecommunications & Utilities -- 3.0%
 1,000,000  AES.....................................         10.250        07/15/06          1,097,500
 1,500,000  AES China Generating....................         10.125        12/15/06          1,605,000
   500,000  El Paso Electric........................          9.400        05/01/11            544,355
 2,500,000  ICG Holdings
            (Zero Coupon until 09/15/00, 13.50%
            thereafter)(a) .........................     11.459-12.725     09/15/05          1,825,000
 2,250,000  International CableTel
            (Zero Coupon until 02/01/01, 11.500%
            thereafter)(a) .........................     11.201-12.111     02/01/06          1,563,750
 1,810,000  Jacor Communications....................          9.750        12/15/06          1,882,400
 1,000,000  Nextlink................................         12.500        04/15/06          1,065,000
 1,000,000  Paging Network..........................         10.000        10/15/08            971,250
   750,000  Western Wireless........................         10.500        06/01/06            774,375
                                                                                           -----------
                                                                                            11,328,630
                                                                                           -----------

                 See accompanying notes to financial statements

PORTFOLIO OF INVEStMENTS (continued) (unaudited)


-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                 INTEREST        MATURITY            VALUE
AMOUNT      DESCRIPTION                                      RATE           DATE            (NOTE 1a)
-----------------------------------------------------------------------------------------------------
            Transportation -- 3.8%
$  500,000  Airplanes Pass Through Trust............         10.875%       03/15/19      $   577,500
 1,000,000  Atlantic Express........................         10.750        02/01/04        1,045,000
 5,000,000  Central Transport Rental Group..........          9.500        04/30/03        4,825,000
 3,000,000  Ryder TRS...............................         10.000        12/01/06        3,105,000
 6,500,000  TFM
            (Zero Coupon until 06/01/02, 11.75%
            thereafter)(a) .........................     11.499-11.767     06/15/09        3,786,250
   890,000  Venture Holdings Trust..................          9.750        04/01/04          872,200
                                                                                         -----------
                                                                                          14,210,950
                                                                                         -----------
            Total Corporate Bonds
             (cost $270,448,666)...................                                      276,582,535
                                                                                         -----------
            Sovereign Bonds -- 15.2%

            Argentina -- 1.0%
 3,880,000  Republic of Argentina, FRB*.............          6.750        03/31/05        3,649,625
   250,000  Republic of Argentina, Par Bond,
            Series L* ..............................          5.500        03/31/23          173,281
                                                                                         -----------
                                                                                           3,822,906
                                                                                         -----------
            Brazil -- 4.0%
 5,000,000  Federal Republic of Brazil, DCB,
            Series L* ..............................          6.938        04/15/12        4,131,250
11,766,810  Federal Republic of Brazil,
            Capitalization Bond(b) .................          8.000        04/15/14        9,457,573
   375,000  Federal Republic of Brazil, Global Bond          10.125        05/15/27          361,500
 1,500,000  Federal Republic of Brazil, Investment
            (Exit) Bond ............................          6.000        09/15/13        1,149,450
                                                                                         -----------
                                                                                          15,099,773
                                                                                         -----------
            Bulgaria -- 0.2%
   500,000  Republic of Bulgaria, FLIRB, Series A*..          2.250        07/28/12          285,625
   750,000  Republic of Bulgaria, Discount Bond,
            Tranche A* .............................          6.563        07/28/24          553,125
                                                                                         -----------
                                                                                             838,750
                                                                                         -----------
            Ecuador -- 1.6%
 8,448,981  Republic of Ecuador, PDI Bond*..........          6.438        02/27/15        5,449,592
 1,076,320  Republic of Ecuador, Registered PDI
            Bond*(b) ...............................          6.438        02/27/15          694,226
                                                                                         -----------
                                                                                           6,143,818
                                                                                         -----------
            Mexico -- 2.1%
 4,000,000  United Mexico States, Global Bond.......         11.500        05/15/26        4,571,000
 4,000,000  United Mexico States, Par Bonds,
            Series A, including 4,000,000
            attached warrants ......................          6.250        12/31/19        3,092,500
                                                                                         -----------
                                                                                           7,663,500
                                                                                         -----------
            Panama -- 1.7%
 7,250,000  Government of Panama, IRB*..............          3.500        07/17/14        5,600,625
 1,014,051  Government of Panama, PDI Bond*.........          6.563        07/17/16          891,097
                                                                                         -----------
                                                                                           6,491,722
                                                                                         -----------
            Peru -- 1.4%
 8,000,000  Government of Peru, PDI Bond*...........          4.000        03/07/17        5,195,000
                                                                                         -----------
            Poland -- 0.1%
   350,000  Republic of Poland, RSTA Bond*..........          3.250        10/27/24          223,125
                                                                                         -----------
            Venezuela -- 3.1%
 4,523,805  Republic of Venezuela, FLIRB, Series A*.          6.750        03/31/07        4,218,448
 4,523,805  Republic of Venezuela, FLIRB, Series B*.          6.750        03/31/07        4,218,448
 4,000,000  Republic of Venezuela, Par Bond,
            including 20,000 attached warrants......          6.750        03/31/20        3,150,000
                                                                                         -----------
                                                                                          11,586,896
                                                                                         -----------
          Total Sovereign Bonds
            (cost $52,103,618)......................                                      57,065,490
                                                                                         -----------

                 See accompanying notes to financial statements

SALOMON BROTHERS HIGH YIELD BOND FUND (concluded)

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                  INTEREST       MATURITY            VALUE
AMOUNT      DESCRIPTION                                      RATE           DATE            (NOTE 1a)
-----------------------------------------------------------------------------------------------------
            Loan Participations -- 4.3%

            Algeria -- 1.3%
$5,775,000  The People's Democratic Republic
             of Algeria, Tranche A*(c) (Chase
             Manhattan Bank)........................          6.910%       09/04/06         $5,053,125
                                                                                           -----------
            Jamaica -- 0.3%
 1,500,000  Republic of Jamaica(c)..................          6.313        11/15/04          1,271,719
                                                                                           -----------
            Morocco -- 1.6%
 6,500,000  Kingdom of Morocco, Tranche A*(c)
             (Chase Manhattan Bank, N.A. and
             Morgan Guaranty Trust Company).........          6.813        01/01/09          5,931,250
                                                                                           -----------
            Russia -- 1.1%
 4,500,000  Russian Bank of Foreign Economic
             Affairs(c)(d) (Merrill Lynch
             International).........................             --        12/29/49          4,117,500
                                                                                           -----------
            Total Loan Participations
             (cost $14,466,416).....................                                        16,373,594
                                                                                           -----------
            Convertible Preferred Stocks -- 0.6%

  SHARES
 --------
            Financial Services -- 0.6%
    80,000  California Federal Capital, 9.125%
             (cost $2,000,000)......................                                         2,065,000
                                                                                           -----------
            Warrants -- 0.0%
       500  Exide Electronics Group, expires
             03/15/06...............................                                            12,500
       900  In-Flight Phone, expires 08/31/02.......                                                 0
     2,000  Terex, expires 05/15/02.................                                                 0
       750  Wireless One, expires 10/19/00..........                                                 0
                                                                                           -----------
            Total Warrants
             (cost $50,391).........................                                            12,500
                                                                                           -----------
            Total Investments -- 93.8%
             (cost $339,069,091)....................                                       352,099,119
PRINCIPAL
 AMOUNT
--------
            Repurchase Agreement -- 6.0%
$22,536,000 Repurchase Agreement dated 06/30/97,
             with UBS Securities, collateralized
             by $18,280,000 U.S. Treasury Bonds,
             8.875%, due 08/15/17, valued at
             $22,987,100; proceeds: $22,539,678
             (cost $22,536,000)(e)..................          5.875        07/01/97         22,536,000
            Other assets in excess of
             liabilities - 0.2% ....................                                           658,322
                                                                                          ------------

            Net Assets -- 100.0%....................                                      $375,293,441
                                                                                          ============

* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(b) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(c) Participation interest was acquired through the financial institutions indicated parenthetically.
(d)  Security is in default.
(e) All or part of the security is segregated as collateral for loan participations.
Abbreviations used in this statement:
DCB    Debt Conversion Bonds
FLIRB  Front-Loaded Interest Reduction Bonds
FRB    Floating Rate Bonds
IRB    Interest Reduction Bonds
PDI    Past Due Interest
RSTA   Revolving Short-Term Agreement

                 See accompanying notes to financial statements

Portfolio of Investments (continued) (unaudited)

SALOMON BROTHERS STRATEGIC BOND FUND

----------------------------------------------------------------------------------------------------------
Principal                                                 Interest       Maturity               Value
Amount(a) Description                                       Rate           Date               (Note 1a)
----------------------------------------------------------------------------------------------------------

           Corporate Bonds -- 46.5%

           Basic Industries -- 9.3%
$ 250,000  Algoma Steel...............................      12.375%       07/15/05         $  276,250
  400,000  Allied Waste
            (Zero Coupon until 06/01/02, 11.30%
            thereafter)(b) ...........................      10.837        06/01/07            246,000
  125,000  Alvey Systems..............................      11.375        01/31/03            129,371
  250,000  Clark-Schwebel.............................      10.500        04/15/06            267,500
  250,000  Crown Paper................................      11.000        09/01/05            248,750
  250,000  Doman Industries Limited...................       8.750        03/15/04            241,250
  250,000  Envirosource...............................       9.750        06/15/03            242,500
  250,000  Foamex.....................................       9.875        06/15/07            258,750
  150,000  Fonda Group................................       9.500        03/01/07            144,000
  200,000  Forest Oil.................................      11.250        09/01/03            211,500
  250,000  Freedom Chemical...........................      10.625        10/15/06            262,188
  400,000  Harnischfeger Industries...................       6.875        02/15/27            395,950
  400,000  International Semi-Technology
             (Zero Coupon until 08/15/00, 11.50%
             thereafter)(b)...........................      11.737        08/15/03            238,000
  250,000  NL Industries
             (Zero Coupon until 10/15/98, 13.00%
             thereafter)(b) ..........................      12.619        10/15/05            233,750
  250,000  Norcal Waste Systems *.....................      13.250        11/15/05            280,000
  250,000  Renco Metals...............................      11.500        07/01/03            266,250
  100,000  Shop Vac...................................      10.625        09/01/03            106,750
  250,000  Stone Container............................      12.250        04/01/02            255,000
  250,000  Terex......................................      13.250        05/15/02            282,500
  250,000  Texas Petrochemical........................      11.125        07/01/06            270,000
                                                                                           ----------
                                                                                            4,856,259
                                                                                           ----------

           Consumer Cyclicals -- 9.7%
  250,000  American Builders & Contractors Supply.....      10.625        05/15/07            258,750
  250,000  Collins & Aikman...........................      10.000        01/15/07            247,188
  250,000  CSK Auto...................................      11.000        11/01/06            260,000
  250,000  Hines Horticulture.........................      11.750        10/15/05            266,250
  250,000  Hollinger..................................       9.250        03/15/07            255,000
2,000,000  Mid States Trust...........................       7.340        07/01/35          2,015,313
  350,000  Revlon Worldwide(b)........................      10.750        03/15/01            237,125
  250,000  Riddell Sports.............................      10.500        07/15/07            256,875
  250,000  Speedy Muffler King........................      10.875        10/01/06            250,000
  200,000  Sun International Hotels...................       9.000        03/15/07            203,750
  250,000  Synthetic Industries.......................       9.250        02/15/07            253,750
  150,000  Universal Outdoor..........................       9.750        10/15/06            155,250
  200,000  U.S. Leasing International.................       8.450        01/25/05            213,900
  200,000  Wyndham Hotel..............................      10.500        05/15/06            224,000
                                                                                           ----------
                                                                                            5,097,151
                                                                                           ----------

                 See accompanying notes to financial statements

----------------------------------------------------------------------------------------------------------
Principal                                                 Interest       Maturity               Value
Amount(a) Description                                       Rate           Date               (Note 1a)
----------------------------------------------------------------------------------------------------------

          Consumer Cyclicals -- 10.7%
$250,000  Berry Plastics.............................      12.250%       04/15/04         $  276,875
 250,000  CFP Holdings...............................      11.625        01/15/04            260,000
 250,000  Cobb Theatres..............................      10.625        03/01/03            276,250
 250,000  Dade International.........................      11.125        05/01/06            278,750
 250,000  Doane Products.............................      10.625        03/01/06            266,250
 200,000  Dole Foods.................................       6.750        07/15/00            200,118
 250,000  Eyecare Centers of America.................      12.000        10/01/03            276,250
 250,000  French Fragrances..........................      10.375        05/15/07            260,000
 250,000  Iron Mountain..............................      10.125        10/01/06            267,500
 402,096  Jordan Industries
            (Zero Coupon until 04/02/09, 11.75%
            thereafter)(b)...........................      11.750        04/01/09            221,153
 250,000  Loomis Fargo...............................      10.000        01/15/04            250,625
 250,000  Pen-Tab Industries.........................      10.875        02/01/07            255,625
 250,000  Pueblo Xtra International..................       9.500        08/01/03            242,500
 250,000  Radnor Holdings............................      10.000        12/01/03            257,500
 250,000  Rayovac....................................      10.250        11/01/06            262,500
 250,000  Selmer.....................................      11.000        05/15/05            272,500
 250,000  Stroh Brewery .............................      11.100        07/01/06            262,500
 250,000  Tekni-Plex.................................      11.250        04/01/07            271,250
 250,000  Trump Atlantic City........................      11.250        05/01/06            244,375
 200,000  Twin Laboratories .........................      10.250        05/15/06            211,000
 250,000  Urohealth Systems..........................      12.500        04/01/04            243,750
 250,000  Williams Scottsman.........................       9.875        06/01/07            252,500
                                                                                          ----------
                                                                                           5,609,771
                                                                                          ----------

          Energy -- 4.8%
 250,000  Bellwether Exploration.....................      10.875        04/01/07            265,000
 250,000  Benton Oil & Gas...........................      11.625        05/01/03            275,313
 250,000  Cliffs Drilling ...........................      10.250        05/15/03            266,250
 250,000  Costilla Energy............................      10.250        10/01/06            258,750
 200,000  Cross Timbers Oil..........................       9.250        04/01/07            206,500
 250,000  National Energy Group......................      10.750        11/01/06            260,625
 400,000  Occidental Petroleum.......................       9.250        08/01/19            473,384
 250,000  Snyder Oil.................................       8.750        06/15/07            250,625
 350,000  Transamerican Energy
            (Zero coupon until 06/01/99, 13.00%
            thereafter)(b)...........................      13.000        06/15/02            252,000
                                                                                          ----------
                                                                                           2,508,447
                                                                                          ----------

          Financial Services -- 2.0%
 400,000  Coleman Escrow(b)..........................      11.125        05/15/01            255,000
 300,000  Midland Bank...............................       7.650        05/01/25            313,893
 150,000  Paine Webber Group.........................       7.000        03/01/00            151,022
 350,000  U.S. West Capital Funding..................       6.850        01/15/02            349,626
                                                                                          ----------
                                                                                           1,069,541
                                                                                          ----------

          Health Care -- 1.0%
 250,000  Integrated Health..........................       9.500        09/15/07            255,625
 250,000  Maxxim Medical.............................      10.500        08/01/06            270,000
                                                                                          ----------
                                                                                             525,625
                                                                                          ----------

                 See accompanying notes to financial statements

Portfolio of Investments (continued)(unaudited)

----------------------------------------------------------------------------------------------------------
Principal                                                 Interest       Maturity               Value
Amount(a) Description                                       Rate           Date               (Note 1a)
----------------------------------------------------------------------------------------------------------

          Media -- 4.2%
$150,000  Adelphia Communications....................      12.500%       05/15/02         $  159,000
 250,000  American Media Operation...................      11.625        11/15/04            272,500
 250,000  Cablevision Systems........................      10.500        05/15/16            272,500
 375,000  Diamond Cable
            (Zero Coupon until 12/15/00, 11.75%
            thereafter)(b)...........................      11.087        12/15/05            259,688
 200,000  Intermedia Commission of Florida
            (Zero Coupon until 05/15/01, 12.50%
            thereafter)(b)...........................      10.529        05/15/06            144,000
 500,000  Marcus Cable
            (Zero Coupon until 06/15/00, 14.125%
            thereafter)(b)...........................      12.813        12/15/05            395,000
 250,000  SFX Broadcasting...........................      10.750        05/15/06            270,000
 250,000  Sun Media..................................       9.500        05/15/07            253,750
 250,000  United International Holdings(b)...........      13.893        11/15/99            192,500
                                                                                          ----------
                                                                                           2,218,938
                                                                                          ----------

          Technology -- 1.5%
 250,000  Exide Electronics Group....................      11.500        03/15/06            268,750
 250,000  Packard Bioscience.........................       9.375        03/01/07            250,000
 250,000  Talley Manufacturing & Technology..........      10.750        10/15/03            262,500
                                                                                          ----------
                                                                                             781,250
                                                                                          ----------

          Telecommunications & Utilities -- 1.3%
 350,000  ICG Holdings
            (Zero Coupon until 09/15/00, 13.50%
            thereafter)(b)...........................      11.459        09/15/05            255,500
 325,000  International CableTel
            (Zero Coupon until 02/01/01, 11.500%
            thereafter)(b)...........................      11.029        02/01/06            225,875
 200,000  Jacor Communications.......................       9.750        12/15/06            208,000
                                                                                          ----------
                                                                                             689,375
                                                                                          ----------

          Transportation -- 2.0%
 250,000  Airplanes Pass Through Trust...............      10.875        03/15/19            288,750
 250,000  Central Transport Rental Group.............       9.500        04/30/03            241,250
 250,000  Ryder TRS..................................      10.000        12/01/06            258,750
 400,000  TFM
            (Zero Coupon until 06/01/02, 11.75%
            thereafter)(b)...........................      11.398        06/15/09            233,000
                                                                                          ----------
                                                                                           1,021,750
                                                                                          ----------

          Total Corporate Bonds
            (cost $23,802,672).......................                                     24,378,107
                                                                                          ----------
          Sovereign Bonds -- 17.3%

          Argentina -- 1.2%
 485,000  Republic of Argentina, FRB*................       6.750        03/31/05            456,203
 250,000  Republic of Argentina, Par Bond, Series L *       5.500        03/31/23            173,281
                                                                                          ----------
                                                                                             629,484
                                                                                          ----------

          Australia -- 0.0%
  20,000  Government of Australia....................      10.000        10/15/07             18,342
                                                                                          ----------

          Brazil -- 2.3%
 500,000  Federal Republic of Brazil, DCB Bond *.....       6.938        04/15/12            413,125
 952,548  Federal Republic of Brazil, Capitalization
            Bond(c)..................................       8.000        04/15/14            765,610
  50,000  Federal Republic of Brazil, Global Bond....      10.125        05/15/27             48,200
                                                                                          ----------
                                                                                           1,226,935
                                                                                          ----------

                        See accompanying notes to financial statements

----------------------------------------------------------------------------------------------------------
Principal                                                 Interest       Maturity               Value
Amount(a) Description                                       Rate           Date               (Note 1a)
----------------------------------------------------------------------------------------------------------

            Bulgaria -- 0.4%
   $250,000 Republic of Bulgaria, Discount Bond,
              Tranche A *............................      6.563%       07/28/24          $  184,375
                                                                                          ----------

            Canada -- 0.5%
CAD 190,000 Government of Canada.....................      7.500         09/01/00            146,207
CAD 130,000 Government of Canada.....................      7.000         12/01/06             98,812
                                                                                          ----------
                                                                                             245,019
                                                                                          ----------

            Denmark -- 0.3%
DKK 840,000 Kingdom of Denmark.......................      8.000         03/15/06            142,216
                                                                                          ----------

            Ecuador -- 0.5%
    600,000 Republic of Ecuador, Par Bond *..........      3.500         02/28/25            283,125
                                                                                          ----------

            Germany -- 0.2%
DEM 110,000 Government of Germany....................      6.000         07/04/07             64,410
DEM  50,000 Government of Germany....................      8.250         09/20/01             32,782
                                                                                          ----------
                                                                                              97,192
                                                                                          ----------

            Ireland --  0.5%
IEP 190,000 Irish Gilts..............................      6.250         04/01/99            288,937
                                                                                          ----------

            Korea -- 0.8%
    400,000 Korea Development Bank...................      9.600         12/01/00            434,492
                                                                                          ----------

            Mexico -- 3.3%
  1,000,000 United Mexico States, Global Bond........     11.500         05/15/26          1,142,750
    750,000 United Mexico States, Par Bond, Series B,
               including 750,000 attached warrants...      6.250         12/31/19            579,844
                                                                                          ----------
                                                                                           1,722,594
                                                                                          ----------

            Panama -- 0.4%
    250,000 Government of Panama, IRB *..............      3.500         07/17/14            193,125
                                                                                          ----------

            Peru -- 1.2%
  1,000,000 Government of Peru, PDI Bond *...........      4.000         03/07/17            649,375
                                                                                          ----------

            Poland -- 0.6%
    500,000 Republic of Poland, RSTA Bond *..........      3.250         10/27/24            318,750
                                                                                          ----------

            Russia -- 2.2%
  1,500,000 Russian Government, IAN(d)...............         --         12/29/49          1,146,563
                                                                                          ----------

            Venezuela -- 2.9%
    952,380 Republic of Venezuela, FLIRB, Series A *.      6.750         03/31/07            888,094
    238,095 Republic of Venezuela, FLIRB, Series B *.      6.750         03/31/07            222,024
    500,000 Republic of Venezuela, Par Bond,
              including 2,500 attached warrants......      6.750         03/31/20            393,750
                                                                                          ----------
                                                                                           1,503,868
                                                                                          ----------

            Total Sovereign Bonds
              (cost $8,187,175)......................                                      9,084,392
                                                                                          ----------
            Loan Participation -- 0.9%

            Morocco -- 0.9%
    500,000 Kingdom of Morocco, Tranche A *(e)
              (Chase Manhattan Bank, N.A. and
              Morgan Guaranty Trust Company)
             (cost $414,339).........................      6.813         01/01/09            456,250
                                                                                          ----------

                 See accompanying notes to financial statements

Portfolio of Investments (continued)(unaudited)

----------------------------------------------------------------------------------------------------------
Principal                                                 Interest       Maturity               Value
Amount(a) Description                                       Rate           Date               (Note 1a)
----------------------------------------------------------------------------------------------------------

            U.S. Government & Agency -- 16.0%
$   19,350  Federal Home Loan Mortgage Corporation.....       6.000%       10/01/10         $   18,769
   515,679  Federal Home Loan Mortgage Corporation.....       7.000        07/01/11            515,999
   250,051  Federal Home Loan Mortgage Corporation.....      10.000        05/15/20            267,397
   544,000  Federal National Mortgage Association......       7.000        03/25/01            548,505
 1,400,000  Federal National Mortgage Association(f)...       7.000             **           1,372,000
    25,092  Federal National Mortgage Association......      13.000        11/15/15             29,703
   103,770  Federal National Mortgage Association......      10.400        04/25/19            112,721
    94,922  Federal National Mortgage Association......       6.500        02/01/26             90,899
 4,188,114  Federal National Mortgage Association--
              Interest only *..........................       0.639        10/01/08            132,024
 8,568,714  Federal National Mortgage Association--
              Interest only *..........................       0.571        10/17/36            257,396
 2,000,000  U.S. Treasury Bond(g)......................       5.750        12/31/98          1,994,060
   160,000  U.S. Treasury Bond.........................       6.625        02/15/27            156,550
   200,000  U.S. Treasury Inflation Index Note.........       3.449        01/15/07            197,355
   900,000  U.S. Treasury Note(g)......................       5.625        02/28/01            879,894
   100,000  U.S. Treasury Note(g)......................       6.500        08/31/01            100,484
    70,000  U.S. Treasury Note.........................       6.125        12/31/01             69,311
 1,000,000  U.S. Treasury Note.........................       6.625        03/31/02          1,009,060
    60,000  U.S. Treasury Note.........................       6.625        05/15/07             60,497
   600,000  U.S. Treasury Note.........................       6.250        05/31/99            601,686
                                                                                           -----------

            Total U.S. Government & Agency
             (cost $8,409,791)........................                                       8,414,310
                                                                                           -----------

  Shares
  ------

           Warrants -- 0.0%
      250  Exide Electronics Group, expires 03/15/06..                                           6,250
      400  In-Flight Phone, expires 08/31/02..........                                               0
    1,000  Terex, expires 05/15/02....................                                               0
                                                                                           -----------

           Total Warrants
             (cost $22,396)...........................                                           6,250
                                                                                           -----------

           Total Investments -- 80.7%
             (cost $40,836,373).......................                                      42,339,309
                                                                                           -----------

 Principal
 Amount(a)
----------

           Repurchase Agreements -- 21.4%
$5,620,000 Repurchase Agreement dated 06/30/97, with J.P.
            Morgan Securities, collateralized by $5,342,000
            U.S. Treasury Bonds, 8.875%, due 02/15/99
            valued at $5,749,328; proceeds: $5,620,929...     5.950        07/01/97          5,620,000
 5,619,000 Repurchase Agreement dated 06/28/96, with UBS
            Securities, collateralized by $3,818,000 U.S.
            Treasury Bonds, 11.25%, due 02/15/15 valued
            at $5,731,773; proceeds: $5,619,917........       5.875        07/01/97          5,619,000
                                                                                           -----------

           Total Repurchase Agreements
            (cost $11,239,000).......................                                       11,239,000
                                                                                           -----------
           Liabilities in excess of other assets -- (2.1%)                                  (1,136,242)
                                                                                           -----------
           Net Assets -- 100.0%.......................                                     $52,442,067
                                                                                           ===========

                 See accompanying notes to financial statements

SALOMON BROTHERS STRATEGIC BOND FUND (concluded)

FORWARD FOREIGN CURRENCY CONTRACTS

--------------------------------------------------------------------------------------------------------
                                                                                          Unrealized
           Maturity           Contracts to          In Exchange       Contracts at       Appreciation
             Dates           Receive/Deliver            for               Value         (Depreciation)
--------------------------------------------------------------------------------------------------------
Purchases
         07/16/97            CAD  1,702,968         $1,226,039         $1,234,132          $8,093
         10/06/97            DEM    180,913            105,797            104,329          (1,468)
         07/16/97            DKK    516,033             79,758             77,779          (1,979)
         07/03/97            FRF    533,454             91,824             90,813          (1,011)
Sales
         07/16/97            AUD     19,326             14,997             14,598             399
         07/16/97            CAD  1,912,035          1,381,528          1,385,642          (4,114)
         10/03/97            CAD     71,753             51,844             52,141            (297)
         07/16/97            DKK  1,424,465            218,610            214,701           3,909
         07/03/97            FRF    530,558             94,912             90,320           4,592
         10/03/97            IEP    194,955            295,746            294,757             989
                                                                                           ------
                                                                                           $9,113
                                                                                           ======


 * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
**   To be announced.
(a)  Principal denominated in U.S. dollars unless otherwise indicated.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) When and if issued. Security issued pursuant to Russia's Brady Plan debt restucturing. The investment advisor believes that the Brady Plan will be finalized and the related bonds issued. Accordingly, the Fund has marked-to-market its investment in this security.
(e) Participation interest was acquired through the financial institutions indicated parenthetically.
(f)  Mortgage dollar roll. See Note 1.
(g) All or part of the security is segregated as collateral for mortgage dollar rolls, to be announced securities, loan participations and when and if issued securities.

Abbreviations used in this statement:

DCB   Debt Conversion Bonds
FLIRB Front-Loaded Interest Reduction Bonds
FRB   Floating Rate Bonds
IAN   Interest Arrears Notes
IRB   Interest Reduction Bonds
PDI   Past Due Interest
RSTA  Revolving Short-Term Agreement
AUD   Australian Dollar
CAD   Canadian Dollar
DEM   German Deutschemark
DKK   Danish Krone
FRF   French Franc
IEP   Irish Punt



                 See accompanying notes to financial statements

Portfolio of Investments (continued) (unaudited)

SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND

-----------------------------------------------------------------------------------------------------------
Principal                                               Interest          Maturity            Value
Amount    Description                                     Rate              Date            (Note 1a)
---------------------------------------------------------------------------------------------------------

          U.S. Treasury Notes -- 2.3%
$300,000  U.S. Treasury Note (cost $286,048)(a).......     6.250%        02/15/07           $293,532
                                                                                          ----------

           U.S. Government Agency -- 94.0%
1,000,000  Federal Farm Credit Corporation ............     5.380         07/01/97            994,919
  500,000  Federal Farm Credit Corporation ............     5.400         07/11/97            498,950
  100,000  Federal Home Loan Bank .....................     5.940         06/13/00             98,859
  388,413  Federal Home Loan Mortgage Corporation .....     7.500         05/01/07            395,774
   32,010  Federal Home Loan Mortgage Corporation .....     6.000         07/01/10             31,139
   35,121  Federal Home Loan Mortgage Corporation .....    11.750         01/01/11             38,668
  189,641  Federal Home Loan Mortgage Corporation(a) ..     7.000         05/01/11            189,758
  465,690  Federal Home Loan Mortgage Corporation(a) ..     7.000         07/01/11            465,979
  734,935  Federal Home Loan Mortgage Corporation .....     7.000         07/01/11            735,390
  357,675  Federal Home Loan Mortgage Corporation(a) ..     7.000         08/01/11            357,896
      899  Federal Home Loan Mortgage Corporation .....    11.750         06/01/14                970
   24,463  Federal Home Loan Mortgage Corporation .....    11.750         12/01/14             27,338
   34,473  Federal Home Loan Mortgage Corporation .....    11.750         07/01/15             38,524
   13,763  Federal Home Loan Mortgage Corporation .....    11.750         01/01/16             15,513
  287,932  Federal Home Loan Mortgage Corporation(a) ..     8.250         04/01/17            300,587
  943,585  Federal National Mortgage Association(a) ...     6.783         01/17/03            946,238
  288,527  Federal National Mortgage Association ......     6.500         12/01/03            286,170
1,500,000  Federal National Mortgage Association ......     7.000             *             1,470,000
  400,000  Federal National Mortgage Association(a) ...     7.148         10/17/09            403,703
   41,859  Federal National Mortgage Association ......    14.500         11/01/14             51,748
   22,169  Federal National Mortgage Association ......    12.500         08/01/15             25,611
   94,118  Federal National Mortgage Association ......    12.500         09/01/15            109,060
  100,368  Federal National Mortgage Association ......    13.000         11/15/15            118,810
   36,317  Federal National Mortgage Association ......    12.000         01/01/16             42,672
  587,608  Federal National Mortgage Association(a) ...    12.000         01/01/16            670,978
  387,691  Federal National Mortgage Association(a) ...    12.500         01/01/16            454,810
   32,506  Federal National Mortgage Association ......    11.500         04/01/19             36,587
  219,911  Federal National Mortgage Association ......    10.500         08/01/20            241,282
  397,456  Federal National Mortgage Association ......    11.000         09/01/20            443,592
2,150,000  Federal National Mortgage Association(b) ...     7.500             *             2,155,375
  500,000  Student Loan Marketing Association .........     5.380         07/31/97            497,684
                                                                                           ----------

          Total U.S. Government Agency
              (cost $12,117,473) .....................                                     12,144,584
                                                                                           ----------

          Total Investments -- 96.3%
              (cost $12,403,521) .....................                                     12,438,116
                                                                                           ----------


                 See accompanying notes to financial statements

SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND (concluded)

------------------------------------------------------------------------------------------------------------------------
Principal                                                                Interest          Maturity            Value
Amount     Description                                                     Rate              Date            (Note 1a)
------------------------------------------------------------------------------------------------------------------------

           Repurchase Agreements -- 30.8%
$1,992,000 Repurchase Agreement dated 06/30/97, with J.P.
              Morgan Securities, collateralized by $1,894,000
              U.S. Treasury Bonds, 8.875%, due 02/15/99,
              valued at $2,038,418; proceeds: $1,992,329 ............      5.950%           07/01/97         $ 1,992,000

 1,993,000 Repurchase Agreement dated 06/30/97, with
              UBS Securities, collateralized by $1,355,000
              U.S. Treasury Bonds, 11.25%, due 02/15/15,
              valued at $2,034,194; proceeds: $1,993,325 ............      5.875            07/01/97           1,993,000
                                                                                                             -----------

           Total Repurchase Agreements
              (cost $3,985,000) .....................................                                          3,985,000
                                                                                                             -----------
           Liabilities in excess of other assets -- (27.1%) .........                                         (3,505,298)
                                                                                                             -----------

           Net Assets-- 100.0% ......................................                                        $12,917,818
                                                                                                             ===========


*   To be announced.
(a) All or part of the security is segregated as collateral for mortgage dollar rolls and to be announced securities.
(b) Mortgage dollar roll. See Note 1.





                 See accompanying notes to financial statements

Portfolio of Investments (continued) (unaudited)


SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND

--------------------------------------------------------------------------------------------------------
Principal                                                  Interest       Maturity            Value
Amount    Description                                        Rate           Date             (Note 1a)
--------------------------------------------------------------------------------------------------------

          Municipal Securities -- 97.2%

          Alabama -- 0.8%
$100,000  McIntosh, Alabama Pollution Control VR.....       4.050%       07/01/97       $    100,000
                                                                                        ------------

          California -- 4.3%
 285,000  Los Angeles, California AMBAC..............       6.000        08/01/03            306,583
 250,000  Oakland, California Port Authority MBIA....       6.000        11/01/05            268,085
                                                                                        ------------
                                                                                             574,668
                                                                                        ------------

          Florida -- 1.4%
 180,000  Florida Housing Finance Agency.............       6.150        07/01/06            184,104
                                                                                        ------------

          Hawaii -- 1.9%
 250,000  Hawaii State Department of Budget &
            Finance .................................       5.600        07/01/06            257,298
                                                                                        ------------

          Illinois -- 11.6%
 300,000  Chicago, Illinois Metropolitan Water GO....       5.900        12/01/06            323,109
 250,000  Chicago, Illinois O'Hare International
            Airport .................................       5.000        01/01/02            252,205
 400,000  Illinois Student Assistance Commission.....       6.400        03/01/04            420,060
 500,000  Springfield, Illinois Electric MBIA........       6.000        03/01/06            538,430
                                                                                        ------------
                                                                                           1,533,804
                                                                                        ------------

          Indiana -- 11.3%
 500,000  Indiana Health Facilities Finance Authority       5.800         08/15/06           507,030
 300,000  Indiana Secondary Market for Education
            AMBAC ..................................        5.550         12/01/05           305,025
 650,000  Indiana Transportation Finance Authority...       6.250         11/01/03           693,609
                                                                                        ------------
                                                                                           1,505,664
                                                                                        ------------

          Louisiana -- 5.8%
 450,000  Louisiana Public Facilities Authority......       6.750         09/01/06           476,631
 200,000  Louisiana State Offshore Terminal Authority
            VR ......................................       4.000         07/01/97           200,000
100,000   St. Charles Parish, Louisiana Pollution
            Control VR ..............................       4.250         07/01/97           100,000
                                                                                        ------------
                                                                                             776,631
                                                                                        ------------

          Massachusetts -- 3.3%
 400,000  Commonwealth of Massachusetts
            Health & Educational Facilities Authority .     6.500         12/01/05           437,924
                                                                                        ------------

          Mississippi -- 3.6%
 460,000  Mississippi Higher Education...............       6.050         09/01/07           475,332
                                                                                        ------------

          New Jersey -- 3.6%
 450,000  Passaic Valley, New Jersey
            Sewer Commission AMBAC...................       5.750         12/01/07           472,676
                                                                                        ------------




                 See accompanying notes to financial statements

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND (concluded)


--------------------------------------------------------------------------------------------------------
Principal                                                  Interest       Maturity            Value
Amount    Description                                        Rate           Date             (Note 1a)
--------------------------------------------------------------------------------------------------------

          New York -- 25.5%
$250,000  Municipal Assistance Corporation,
              New York City, New York................      5.500%       07/01/02        $   260,748
 450,000  New York City, New York GO.................      6.500        02/01/02            478,850
 500,000  New York State Dormitory Authority.........      6.000        07/01/06            527,365
 700,000  New York State Dormitory Authority MBIA....      5.600        07/01/06            732,732
 400,000  New York State Dormitory Authority
             (State University of New York).........       6.625        07/01/04            447,772
 500,000  New York State Mortgage Agency.............      5.900        10/01/06            506,630
 400,000  New York State Thruway Authority MBIA......      6.000        01/01/04            427,924
                                                                                        -----------
                                                                                          3,382,021
                                                                                        -----------

          Ohio -- 1.9%
 250,000  Miami County, Ohio Hospital Facilities ....      5.600        05/15/02            252,848
                                                                                        -----------

          Oregon -- 0.7%
 100,000  Oregon State GO VR.........................      4.200        07/01/97            100,000
                                                                                        ------------

          Pennsylvania -- 9.0%
 400,000  Geisinger Authority, Pennsylvania Health
             System .................................      6.000         07/01/01           418,328
 500,000  Monroeville, Pennsylvania Hospital Authority     5.750         10/01/05           514,835
 265,000  Philadelphia, Pennsylvania Hospital Authority    5.400         07/01/04           264,237
                                                                                        -----------
                                                                                          1,197,400
                                                                                        -----------

          South Carolina -- 8.3%
 250,000  Piedmont Municipal Power Agency FGIC.......      6.000         01/01/07           268,923
 750,000  South Carolina State
             Public Service Authority FGIC..........       6.500         01/01/05           829,538
                                                                                        -----------
                                                                                          1,098,461
                                                                                        -----------

          Texas -- 4.2%
 500,000  Austin, Texas Airport Systems MBIA.........      6.500         11/15/05           554,020
                                                                                        -----------
          Total Investments -- 97.2%
              (cost $12,506,458).....................                                    12,902,851
          Other assets in excess of liabilities -- 2.8%                                     368,541
                                                                                        -----------
          Net Assets -- 100.0%                                                          $13,271,392
                                                                                        ===========



Abbreviations used in this statement:
AMBAC Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
GO     General Obligation.
MBIA   Insured as to principal and interest by the MBIA Insurance Corporation.
VR Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.

                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)


SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

-----------------------------------------------------------------------------------------------------------
                                                        YIELD TO
PRINCIPAL                                           MATURITY ON DATE       MATURITY            VALUE
AMOUNT       DESCRIPTION                              OF PURCHASE*           DATE            (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
             Municipal Securities -- 98.7%
             New York -- 95.7%
$   725,000  Albany County, New York
                 Industrial Development Agency VR......      4.250%        07/03/97       $    725,000
  2,265,000  Albany, New York
                 Industrial Development  Agency PUT....      4.200         07/01/97          2,265,000
  3,100,000  Amherst, New York
                 Industrial Development Agency PUT.....      3.850         11/01/97          3,100,000
  1,770,000  Amherst, New York
                 Industrial Development Agency VR......      4.400         07/03/97          1,770,000
  1,550,000  Auburn, New York
                 Industrial Development Agency VR......      4.400         07/02/97          1,550,000
    725,000  Babylon, New York
                 Industrial Development Agency VR......      4.400         07/03/97            725,000
  1,700,000  Broome County, New York
                 Industrial Development Agency VR......      4.250         07/03/97          1,700,000
  1,000,000  Capital District Youth Center VR .........      4.250         07/03/97          1,000,000
  1,900,000  Chautauqua County, New York
                 Industrial Development Agency VR......      4.400         07/02/97          1,900,000
  1,870,000  Chemung County, New York
                 Industrial Development Agency VR......      4.250         07/03/97          1,870,000
  4,500,000  Chenango, New York
                 Industrial Development Agency VR......      4.400         07/03/97          4,500,000
    690,000  Colonie, New York
                 Housing Development Corporation VR....      4.400         07/02/97            690,000
    540,000  Colonie, New York
                 Industrial Development Agency VR......      4.250         07/03/97            540,000
  1,150,000  Dutchess County, New York
                 Industrial Development Agency VR......      4.250         07/03/97          1,150,000
  6,000,000  Erie County, New York GO RAN..............   3.540-3.600      11/19/97          6,014,599
  3,000,000  Erie County, New York GO RAN..............      3.800          6/25/98          3,019,883
  1,180,000  Erie County, New York
                 Industrial Development Agency VR......      4.250         07/03/97          1,180,000
    410,000  Erie County, New York
                 Industrial Development Agency VR......      4.250         07/03/97            410,000
    326,000  Erie County, New York
                 Industrial Development Agency VR......      4.400         07/03/97            326,000
    300,000  Erie County, New York
                 Industrial Development Agency VR......      4.250         07/03/97            300,000
  2,950,000  Islip, New York
                 Industrial Development Authority VR...      4.250         07/03/97          2,950,000
    930,000  Metropolitan Transit Authority, New York..      4.000         07/01/97            948,600
    100,000  Metropolitan Transit Authority, New York VR     4.150         07/02/97            100,000
  1,690,000  Monroe County, New York
                 Industrial Development Agency PUT.....      3.900         12/01/97          1,690,000



                        See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------------
                                                        YIELD TO
PRINCIPAL                                           MATURITY ON DATE       MATURITY            VALUE
AMOUNT       DESCRIPTION                              OF PURCHASE*           DATE            (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
$   700,000   Monroe County, New York
                 Industrial Development Agency PUT`....      4.500%        06/15/98       $    700,000
  6,500,000  Monroe County, New York
                 Industrial Development Agency VR......      4.400         07/02/97          6,500,000
  3,465,000  Monroe County, New York
                 Industrial Development Agency VR......      4.250         07/03/97          3,465,000
  3,325,000  Monroe County, New York
                 Industrial Development Agency VR......      4.600         07/03/97          3,325,000
  3,140,000  Monroe County, New York
                 Industrial Development Agency VR......      4.600         07/03/97          3,140,000
  2,600,000  Monroe County, New York
                 Industrial Development Agency VR......      4.150         07/03/97          2,600,000
  2,000,000  Monroe County, New York
                 Industrial Development Agency VR......      4.400         07/03/97          2,000,000
  1,485,000  Monroe County, New York
                 Industrial Development Agency VR......      4.400         07/03/97          1,485,000
  1,100,000  Monroe County, New York
                 Industrial Development Agency VR......      4.400         07/03/97          1,100,000
    885,000  Monroe County, New York
                 Industrial Development Agency VR......      4.650         07/03/97            885,000
  2,640,000  Monroe County, New York
                 Industrial Development Agency VR......      4.250         07/03/97          2,640,000
  3,900,000  Mount Pleasant, New York
                 Industrial Development Agency VR......      4.300         07/01/97          3,900,000
  2,200,000  Municipal Assistance Corporation,
                 New York City, New York...............      3.800         07/01/97          2,200,001
  2,000,000  Municipal Assistance Corporation,
                 New York City, New York...............      3.800         07/01/97          2,000,001
  1,050,000  Nassau County, New York
                 Industrial Development Agency VR......      4.250         07/03/97          1,050,000
  1,000,000  New York City, New York GO VR.............      4.000         07/01/97          1,000,000
    500,000  New York City, New York GO VR.............      5.500         07/01/97            500,000
 15,200,000  New York City, New York
                 Housing Development Corporation VR....      4.650         07/03/97         15,200,000
  2,500,000  New York City, New York
                 Housing Development Corporation VR....      4.200         07/02/97          2,500,000
  2,000,000  New York City, New York
                 Housing Development Corporation VR....      4.700         07/03/97          2,000,000
    400,000  New York City, New York
                 Housing Development Corporation VR....      4.650         07/03/97            400,000
    100,000  New York City, New York
                 Housing Development Corporation VR....      4.100         07/02/97            100,000
 12,600,000  New York City, New York
                 Industrial Development Agency VR......      5.800         07/01/97         12,600,000
  3,000,000  New York City, New York
                 Industrial Development Agency VR......      4.150         07/02/97          3,000,000


                   See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)




SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (continued)

-----------------------------------------------------------------------------------------------------------
                                                        YIELD TO
PRINCIPAL                                           MATURITY ON DATE       MATURITY            VALUE
AMOUNT       DESCRIPTION                              OF PURCHASE*           DATE            (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
$ 1,600,000  New York City, New York
                 Industrial Development Agency VR......      4.150%        07/02/97       $  1,600,000
    845,000  New York City, New York
                 Industrial Development Agency VR......      4.150         07/03/97            845,000
    500,000  New York City, New York
                 Industrial Development Agency VR......      4.400         07/03/97            500,000
    325,000  New York City, New York
                 Industrial Development Agency VR......      4.600         07/03/97            325,000
    200,000  New York City, New York
                 Industrial Development Agency VR......      4.150         07/02/97            200,000
    100,000  New York City, New York
                 Industrial Development Agency VR......      4.150         07/02/97            100,000
    100,000  New York City, New York
                 Industrial Development Agency VR......      4.150         07/02/97            100,000
  3,000,000  New York City, New York
                 Municipal Water Finance Authority TECP      3.750         07/31/97          3,000,000
    300,000  New York State,
                 Environmental Facilities Corporation..      3.750         09/15/97            300,613
  1,145,000  New York State, Dormitory Authority P/R
                 (City University System of New York)..   3.750-4.000      07/01/97          1,167,900
  5,579,000  New York State, Dormitory Authority TECP..      4.200         07/10/97          5,579,000
    300,000  New York State,
                 Energy Research & Development Authority VR  5.400         07/01/97            300,000
    100,000  New York State,
                 Housing Finance Agency VR AMBAC.......      4.150         07/02/97            100,000
  3,020,000  New York State,
                 Job Development Authority VR..........      4.150         07/01/97          3,020,000
  1,350,000  New York State,
                 Job Development Authority VR..........      4.000         07/01/97          1,350,000
  1,045,000  New York State,
                 Job Development Authority VR..........      4.100         07/01/97          1,045,000
    685,000  New York State,
                 Job Development Authority VR..........      4.000         07/01/97            685,000
    615,000  New York State,
                 Job Development Authority VR..........      4.000         07/01/97            615,000
    610,000  New York State,
                 Job Development Authority VR..........      4.100         07/01/97            610,000
    435,000  New York State,
                 Job Development Authority VR..........      4.000         07/01/97            435,000
    420,000  New York State,
                 Job Development Authority VR..........      4.150         07/01/97            420,000
    245,000  New York State,
                 Job Development Authority VR..........      4.000         07/01/97            245,000
     75,000  New York State,
                 Job Development Authority VR..........      4.000         07/01/97             75,000



                        See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------------
                                                        YIELD TO
PRINCIPAL                                           MATURITY ON DATE       MATURITY            VALUE
AMOUNT       DESCRIPTION                              OF PURCHASE*           DATE            (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
$ 2,200,000  New York State,
                 Urban Development Corporation P/R AMBAC     3.700%        01/01/98       $  2,284,241
 22,000,000  Niagara County, New York
                 Industrial Development Agency TECP....      4.750         07/01/97         22,000,000
 10,000,000  Niagara County, New York
                 Industrial Development Agency TECP....      5.000         07/01/97         10,000,000
 20,000,000  Niagara County, New York
                 Industrial Development Agency VR......      4.650         07/02/97         20,000,000
    910,000  Niagara County, New York
                 Industrial Development Agency VR......      4.400         07/03/97            910,000
  1,470,000  Oneida County, New York
                 Industrial Development Agency VR......      4.400         07/03/97          1,470,000
    400,000  Oneida County, New York
                 Industrial Development Agency VR......      4.380         07/03/97            400,000
  3,800,000  Onondaga County, New York
                 Industrial Development Agency VR......      4.400         07/02/97          3,800,000
  1,400,000  Onondaga County, New  York
                 Industrial Development Agency VR......      4.400         07/02/97          1,400,000
  3,500,000  Ontario County, New York
                 Industrial Development Agency VR......      5.800         07/01/97          3,500,000
  1,500,000  Rockland County, New York
                 Industrial Development Agency VR......      4.400         07/03/97          1,500,000
    260,000  Schoharie County, New York
                 Industrial Development Agency VR......      4.380         07/03/97            260,000
  2,500,000  St. Lawrence County, New  York
                 Industrial Development Agency VR......      4.400         07/03/97          2,500,000
  1,400,000  Syracuse, New York
                 Industrial Development Agency PUT.....      4.500         06/15/98          1,400,000
  3,550,000  Syracuse, New York
                 Industrial Development Agency VR......      4.450         07/02/97          3,550,000
  2,460,000  Warren & Washington Counties, New York
                 Industrial Development Agency VR......      4.350         07/03/97          2,460,000
  6,330,000  Wyoming County, New York
                 Industrial Development Agency VR......      4.400         07/03/97          6,330,000
    310,000  Wyoming County, New York
                 Industrial Development Agency VR......      4.250         07/03/97            310,000
  1,180,000  Yates County, New York
                 Industrial Development  Agency VR.....      4.350         07/03/97          1,180,000
    920,000  Yonkers, New York
                 Industrial Development Agency VR......      4.250         07/03/97            920,000
                                                                                          ------------
                                                                                           223,505,838
                                                                                          ------------


                        See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)





SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (concluded)

-----------------------------------------------------------------------------------------------------------
                                                        YIELD TO
PRINCIPAL                                           MATURITY ON DATE       MATURITY            VALUE
AMOUNT       DESCRIPTION                              OF PURCHASE*           DATE            (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
             Puerto Rico -- 3.0%
$ 7,100,000  Puerto Rico Industrial, Tourist,
                 Educational, Medical & Environmental
                 Control Facilities VR.................      4.150%        07/02/97       $  7,100,000
                                                                                          ------------
             Total Investments -- 98.7%
                 (cost $230,605,838)...................                                    230,605,838
             Other assets in excess of liabilities--1.3%                                     2,971,245
                                                                                          ------------
             Net Assets-- 100.0%........................                                  $233,577,083
                                                                                          ============


* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.

Abbreviations used in this statement:
AMBAC Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
GO     General Obligation.
P/R    Prerefunded in U.S. Government Securities.
PUT Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.
RAN    Revenue Anticipation Note.
TECP   Tax Exempt Commercial Paper.


                 See accompanying notes to financial statements

SALOMON BROTHERS CASH MANAGEMENT FUND


-----------------------------------------------------------------------------------------------------------
                                                        YIELD TO
PRINCIPAL                                           MATURITY ON DATE       MATURITY            VALUE
AMOUNT       DESCRIPTION                              OF PURCHASE*           DATE            (NOTE 1a)
-----------------------------------------------------------------------------------------------------------
             Certificates of Deposit-- 30.8%
             Banks -- 30.8%
$ 1,000,000  ABN Amro Bank..............................     6.050%        08/01/97       $  1,000,197
  1,000,000  Banque National de Paris...................     5.660         12/31/97            998,826
  1,000,000  Bayerische Vereinsbank.....................     5.500         12/04/97            998,038
  1,000,000  Crestar Bank...............................     5.710         07/22/97          1,000,000
  1,000,000  Dai-Ichi-Kargo Bank........................     5.850         07/18/97          1,000,011
  1,000,000  Societe Generale...........................     5.850         10/01/97          1,000,421
  1,000,000  Swiss Bank.................................     5.500         08/06/97            999,871
  1,000,000  West Deutsche Landesbank...................     5.750         11/19/97          1,000,000
                                                                                          ------------

             Total Certificates of Deposit
               (cost $7,997,364)........................                                     7,997,364
                                                                                          ------------
             Commercial Paper -- 30.6%
             Banks -- 3.9%
  1,000,000  Nordbanken NA..............................     5.620         07/01/97          1,000,000
                                                                                          ------------
             Chemicals -- 3.8%
  1,000,000  Air Products & Chemicals...................     5.550         08/22/97            991,983
                                                                                          ------------

             Financial Services -- 7.6%
  1,000,000  FP Funding.................................     5.800         09/25/97            986,144
  1,000,000  Sigma Finance..............................     5.660         08/19/97            992,296
                                                                                          ------------
                                                                                             1,978,440
                                                                                          ------------

             Office Equipment -- 3.9%
  1,000,000  Avery Dennison.............................     6.220         07/01/97          1,000,000
                                                                                          ------------

             Retail -- Convenience Stores -- 3.8%
  1,000,000  Southland..................................     5.600         08/05/97            994,556
                                                                                          ------------
             Securities Brokers -- 3.8%
  1,000,000  Merrill Lynch..............................     5.390         07/07/97            999,101
                                                                                          ------------

             Transportation -- 3.8%
  1,000,000  Daimler-Benz NA............................     5.530         08/06/97            994,470
                                                                                         -------------

             Total Commercial Paper
               (cost $7,958,550)........................                                     7,958,550
                                                                                         -------------
             Corporate Bonds -- 3.9%
             Financial Services -- 3.9%
  1,000,000  General Electric Capital (cost $1,010,355).     7.650         02/16/98          1,010,355
                                                                                         -------------

             Floating Rate Notes -- 21.3%
             California -- 1.6%
    400,000  Pasadena, California Certificates of
                Participation VR........................     5.750         07/01/97            400,000
                                                                                         -------------

             Florida -- 5.4%
  1,000,000  Dade County, Florida Expressway
                Authority VR............................     5.600         07/03/97          1,000,000
    400,000  Florida Housing Finance Agency VR..........     5.630         07/02/97            400,000
                                                                                         -------------
                                                                                             1,400,000
                                                                                         -------------

             Michigan -- 2.7%
    700,000  Genesis Health Systems VR..................     5.700         07/02/97            700,000
                                                                                         -------------


                 See accompanying notes to financial statements

PORTFOLIO OF INVESTMENTS (continued) (unaudited)


SALOMON BROTHERS CASH MANAGEMENT FUND (concluded)

-----------------------------------------------------------------------------------------------------------
                                                        YIELD TO
PRINCIPAL                                           MATURITY ON DATE       MATURITY            VALUE
AMOUNT       DESCRIPTION                              OF PURCHASE*           DATE            (NOTE 1A)
-----------------------------------------------------------------------------------------------------------
             New Jersey -- 1.0%
$   270,000  New Jersey Economic Development
                Authority VR............................     5.960%        07/07/97       $    270,000
                                                                                          ------------

             New York -- 4.2%
    400,000  Health Insurance Plan, Greater New York VR.     5.600         07/02/97            400,000
    295,000  New York City, New York
               Industrial Development Agency VR.........     5.750         07/02/97            295,000
    100,000  New York City, New York
               Industrial Development Agency VR.........     5.750         07/02/97            100,000
    300,000  Syracuse, New York GO VR...................     5.850         07/02/97            300,000
                                                                                          ------------
                                                                                             1,095,000
                                                                                          ------------

             North Carolina -- 1.5%
    380,000  Greensboro, North Carolina GO VR...........     5.700         07/02/97            380,000
                                                                                          ------------

             Tennessee -- 1.5%
    400,000  Community Health Systems VR................     5.950         07/02/97            400,000
                                                                                          ------------

             Texas -- 3.4%
    875,000  Texas State GO VR..........................     5.630         07/02/97            875,000
                                                                                          ------------

             Total Floating Rate Notes
               (cost $5,520,000)........................                                     5,520,000
                                                                                          ------------

             Total Investments -- 86.6%
               (cost $22,486,269).......................                                    22,486,269
                                                                                          ------------
             Repurchase Agreements -- 12.5%
  1,000,000  Repurchase Agreement dated 06/30/97 with
               J.P Morgan Securities, collateralized by
               $970,000 U.S. Treasury Bonds, 7.125%,
               due 02/15/23 valued $1,025,775;
               proceeds: $1,000,165.....................     5.950         07/01/97          1,000,000
  1,239,158  Repurchase Agreement dated 06/30/97 with
               Merrill Lynch, Pierce, Fenner & Smith,
               collateralized by $1,265,000 U.S.
               Treasury Bonds, 5.50%, due 11/15/98
               valued at $1,266,581; proceeds:
               $1,239,358...............................     5.800         07/01/97          1,239,158
  1,000,000  Repurchase Agreement dated 06/30/97 with
               UBS Securities, collateralized by
               $1,000,000 U.S. Treasury Bonds, 6.00%,
               due 08/15/99 valued at $1,020,000;
               proceeds: $1,000,163.....................     5.875         07/01/97          1,000,000
                                                                                          ------------

             Total Repurchase Agreements
               (cost $3,239,158)........................                                     3,239,158
                                                                                          ------------
             Other assets in excess of liabilities -- 0.9%                                     233,893
                                                                                          ------------
             Net Assets-- 100.0%........................                                  $ 25,959,320
                                                                                          ============


* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

Abbreviation used in this statement:
GO  General Obligation

                 See accompanying notes to financial statements

                             [This page intentionally left blank]

                      STATEMENTS OF ASSETS AND LIABILITIES

June 30, 1997 (unaudited)

                                                                       Asia         Capital      Investors
                                                                    Growth Fund      Fund          Fund
---------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note A) ..................................  $ 13,848,917  $155,668,614  $573,694,585
Repurchase agreements, at value and cost ........................            --    11,209,000    71,482,000
Cash (including foreign currency) ...............................       682,061         1,137           716
Receivable for securities sold ..................................       237,805     1,115,568     4,385,598
Receivable for Fund shares sold .................................       341,105       186,204    17,816,535
Interest and dividends receivable ...............................         5,947       151,100       587,118
Receivable from investment advisor ..............................       116,945            --            --
Deferred organization expense ...................................        85,535            --            --
Net unrealized appreciation of forward foreign currency contracts            --            --            --
Other assets ....................................................            --            --            --
                                                                   ------------  ------------  ------------
Total assets ....................................................    15,318,315   168,331,623   667,966,552
                                                                   ------------  ------------  ------------
LIABILITIES:
Payable for:
    Securities purchased ........................................       911,660     1,191,718     1,713,777
    Fund shares redeemed ........................................        31,414       209,300       299,473
    Dividends and distributions declared ........................            --            --            --
    Affiliate transactions: .....................................            --            --            --
        Management fees .........................................            --       126,206       803,027
        Service and distribution fees ...........................        15,975         4,975        92,663
Due to custodian ................................................            --            --            --
Net unrealized depreciation of forward foreign currency contracts           373            --            --
Accrued expenses and other liabilities ..........................        43,036        22,828       165,839
                                                                   ------------  ------------  ------------
Total liabilities ...............................................     1,002,458     1,555,027     3,074,779
                                                                   ------------  ------------  ------------
Net Assets: .....................................................  $ 14,315,857  $166,776,596  $664,891,773
                                                                   ============  ============  ============
NET ASSETS CONSIST OF:
Paid-in capital .................................................  $ 12,447,787  $124,376,067  $411,919,554
Undistributed net investment income or (distributions in excess
of net investment income) .......................................        (6,051)      488,512     2,097,117
Accumulated net realized gain (loss) on investments, options and
foreign currency transactions....................................       751,136    15,305,958    46,258,963
Net unrealized appreciation on investments, foreign currency
transactions and other assets ...................................     1,122,985    26,606,059   204,616,139
                                                                   ------------  ------------  ------------
Net Assets: .....................................................  $ 14,315,857  $166,776,596  $664,891,773
                                                                   ============  ============  ============
Class A .........................................................  $  7,114,889  $  2,647,485  $ 43,864,224
                                                                   ============  ============  ============
Class B .........................................................  $  5,454,216  $  1,014,382  $ 32,278,130
                                                                   ============  ============  ============
Class C .........................................................  $  1,462,140  $  1,002,459  $  8,029,858
                                                                   ============  ============  ============
Class O .........................................................  $    284,612  $162,112,270  $580,719,561
                                                                   ============  ============  ============
Shares Outstanding:

Class A .........................................................       597,685       118,821     2,045,959
                                                                   ============  ============  ============
Class B .........................................................       459,133        45,622     1,512,343
                                                                   ============  ============  ============
Class C .........................................................       123,104        45,049       376,087
                                                                   ============  ============  ============
Class O .........................................................        23,870     7,258,812    27,065,340
                                                                   ============  ============  ============
Net Asset Value:
Class A Shares
Net asset value and redemption price per share ..................  $      11.90  $      22.28  $      21.44
                                                                   ============  ============  ============
Maximum offering price per share (based on maximum sales charge of 4.75%, except Cash Management Fund and New York
Municipal Money Fund) ...........................................  $      12.49  $      23.39  $      22.51
                                                                   ============  ============  ============
Class B Shares
Net asset value and offering price per share * ..................  $      11.88  $      22.23  $      21.34
                                                                   ============  ============  ============
CLASS C SHARES
Net asset value and offering price per share * ..................  $      11.88  $      22.25  $      21.35
                                                                   ============  ============  ============
Class O Shares
Net asset value, offering price and redemption price per share ..  $      11.92  $      22.33  $      21.46
                                                                   ============  ============  ============
Note A: Cost of investments .....................................  $ 12,716,937  $129,062,433  $369,078,347
                                                                   ============  ============  ============


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.




                 See accompanying notes to financial statements


                                                     U.S.          National         New York        Cash
   Total        High Yield         Strategic      Government     Intermediate      Municipal     Management
Return Fund     Bond Fund          Bond Fund     Income Fund    Municipal Fund     Money Fund       Fund
----------------------------------------------------------------------------------------------------------------
$  95,326,588  $ 352,099,119   $  42,339,309   $  12,438,116   $  12,902,851  $ 230,605,838   $  22,486,269
   15,405,000     22,536,000      11,239,000       3,985,000              --             --       3,239,158
       14,057             43             269              33          55,582             --              --
           --      2,070,000       3,130,545         500,283              --             --              --
    1,341,822      6,751,402         990,489          49,777          25,019      2,172,935         110,018
      655,953      6,146,193         683,811          65,960         237,766      1,126,166         257,783
           --             --              --          41,088          43,580             --              --
       61,197         78,012          78,290          64,039          61,859             --              --
           --             --           9,113              --              --             --              --
           --         86,310              --              --              --        111,441              --
-------------  -------------   -------------   -------------   -------------  -------------   -------------
  112,804,617    389,767,079      58,470,826      17,144,296      13,326,657    234,016,380      26,093,228
-------------  -------------   -------------   -------------   -------------  -------------   -------------

    4,565,270     11,795,640       5,456,580       4,120,719              --             --              --
      128,371        556,156         258,862          34,994              --        213,967          50,372
       42,533      1,305,149         136,098          57,422          44,503         12,105          67,253
       20,856        192,873          83,251              --              --         77,867          14,796
      156,118        591,984          90,071           5,676           3,890             --              --
           --             --              --              --              --         60,494              --
           --             --              --              --              --             --              --
       20,708         31,836           3,897           7,667           6,872         74,864           1,487
-------------  -------------   -------------   -------------   -------------  -------------   -------------
    4,933,856     14,473,638       6,028,759       4,226,478          55,265        439,297         133,908
-------------  -------------   -------------   -------------   -------------  -------------   -------------
$ 107,870,761  $ 375,293,441   $  52,442,067   $  12,917,818   $  13,271,392  $ 233,577,083   $  25,959,320
=============  =============   =============   =============   =============  =============   =============

$  97,757,891  $ 361,835,764   $  51,132,423   $  12,890,380   $  12,873,594  $ 233,810,177   $  25,961,452
      110,917     (1,405,848)       (404,886)         (3,886)          1,380             --              --
    1,379,723      1,880,527         203,994          (3,271)             25       (233,094)         (2,132)
    8,622,230     12,982,998       1,510,536          34,595         396,393             --              --
-------------  -------------   -------------   -------------   -------------  -------------   -------------
$ 107,870,761  $ 375,293,441   $  52,442,067   $  12,917,818   $  13,271,392  $ 233,577,083   $  25,959,320
=============  =============   =============   =============   =============  =============   =============
$  39,593,371  $ 122,608,058   $  13,783,718   $   1,676,247   $     838,390  $   2,330,653   $   9,788,099
=============  =============   =============   =============   =============  =============   =============
$  55,929,223  $ 212,766,424   $  28,015,346   $   1,487,912   $     938,664  $      25,000   $   3,150,215
=============  =============   =============   =============   =============  =============   =============
$  11,263,294  $  38,064,392   $  10,303,358   $     352,268   $     526,278  $      25,000   $     436,378
=============  =============   =============   =============   =============  =============   =============
$   1,084,873  $   1,854,567   $     339,645   $   9,401,391   $  10,968,060  $ 231,196,430   $  12,584,628
=============  =============   =============   =============   =============  =============   =============

    3,123,910     10,390,912       1,265,231         166,928          80,804      2,330,695       9,788,107
=============  =============   =============   =============   =============  =============   =============
    4,416,442     18,068,698       2,573,747         148,245          90,660         25,000       3,150,217
=============  =============   =============   =============   =============  =============   =============
      887,203      3,233,366         946,137          35,089          50,816         25,000         436,378
=============  =============   =============   =============   =============  =============   =============
       85,163        157,189          31,203         936,872       1,057,732    231,430,339      12,586,750
=============  =============   =============   =============   =============  =============   =============


$       12.67  $       11.80   $       10.89   $       10.04   $      10.38   $        1.00   $        1.00
=============  =============   =============   =============   =============  =============   =============

$       13.30  $       12.39   $       11.43   $       10.54   $      10.90   $        1.00   $        1.00
=============  =============   =============   =============   =============  =============   =============

$       12.66  $       11.78   $       10.89   $       10.04   $      10.35   $        1.00   $        1.00
=============  =============   =============   =============   =============  =============   =============

$       12.70  $       11.77   $       10.89   $       10.04   $      10.36   $        1.00   $        1.00
=============  =============   =============   =============   =============  =============   =============

$       12.74  $       11.80   $       10.89   $       10.03   $      10.37   $        1.00   $        1.00
=============  =============   =============   =============   =============  =============   =============
$  86,704,358  $ 339,069,091   $  40,836,373   $  12,403,521   $  12,506,458  $ 230,605,838   $  22,486,269
=============  =============   =============   =============   =============  =============   =============



                        See accompanying notes to financial statements

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 1997 (unaudited)


                                                                        Asia
                                                                       Growth        Capital      Investors
                                                                        Fund           Fund          Fund
------------------------------------------------------------------------------------------------------------
Income:
Interest....................................................      $    7,988    $   264,048     $ 1,129,202
Dividends (Note A)..........................................          60,869      1,188,573       4,591,396
                                                                  ----------    -----------     -----------
                                                                      68,857      1,452,621       5,720,598
Expenses:
Management fee..............................................          36,538        689,700       1,448,543
Custody and administration fees.............................         100,975         35,299          37,333
Shareholder services........................................          25,830         28,650         214,200
Registration and filing fees................................          16,600         16,500          15,000
Amortization of organization expenses.......................          10,740             --              --
Printing....................................................           1,810         40,550          90,500
Audit and tax return preparation fees.......................           1,810         46,800          54,250
Legal.......................................................           1,680         56,950          54,950
Directors' fees and expenses................................             905         33,150          37,350
Other.......................................................           1,810          8,501          18,552
                                                                  ----------    -----------     -----------
                                                                     198,698        956,100       1,970,678
Management fee waived and expenses absorbed by
investment advisor..........................................        (153,483)            --             --
Credits earned from custodian on cash balances..............              --             (4)           (228)
                                                                  ----------    -----------     -----------
                                                                      45,215        956,096       1,970,450
Distribution and service fees:
Class A shares..............................................           5,632          2,151          23,738
Class B shares..............................................          19,335          3,146          98,979
Class C shares..............................................           2,915          2,383          25,030
                                                                  ----------    -----------     -----------
Net expenses................................................          73,097        963,776       2,118,197
                                                                  ----------    -----------     -----------
Net investment income (loss)................................          (4,240)       488,845       3,602,401
                                                                  ==========    ===========     ===========
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments.................................................         769,793     15,580,171      46,342,708
Options written.............................................              --       (210,494)        (29,563)
Foreign currency transactions...............................         (10,789)        (1,268)         (1,403)
                                                                  ----------    -----------     -----------
                                                                     759,004     15,368,409      46,311,742
                                                                  ----------    -----------     -----------
Net change in unrealized appreciation (depreciation) on:
Investments.................................................       1,078,789      4,863,951      33,381,372
Foreign currency transactions and other assets..............          (8,941)           (93)             98
                                                                  ----------    -----------     -----------
                                                                   1,069,848      4,863,858      33,381,470
                                                                  ----------    -----------     -----------
Net realized and unrealized gain (loss).....................       1,828,852     20,232,267      79,693,212
                                                                  ----------    -----------     -----------
Net increase in net assets from operations..................      $1,824,612    $20,721,112     $83,295,613
                                                                  ==========    ===========     ===========
Note A: Net of foreign withholding tax of:..................      $    5,330    $    38,874     $    91,170
                                                                  ==========    ===========     ===========

                 See accompanying notes to financial statements

                                              U.S.            National         New York        Cash
    Total       High Yield    Strategic    Government       Intermediate       Municipal    Management
 Return Fund     Bond Fund    Bond Fund    Income Fund     Municipal Fund     Money Fund       Fund
--------------------------------------------------------------------------------------------------------
 $1,365,653    $13,595,538   $1,792,173     $419,765          $325,827        $4,857,289     $725,983
    552,739         76,544           --           --                --                --           --
 ----------    -----------   ----------     --------          --------         ---------     --------
  1,918,392     13,672,082    1,792,173      419,765           325,827         4,857,289      725,983

    206,799      1,031,738      157,200       37,688            29,954           251,337       26,065
     45,290         96,340       31,809       14,489            10,020           113,626       21,255
     56,905        114,043       54,530       28,340            28,185            56,071        7,220
     26,295         49,460        4,420       14,635            15,385            12,089       16,650
      9,483         14,603       14,654       11,986            11,579                --           --
      9,050         31,475        5,430        1,810             1,810            27,635        2,708
      9,955         34,270        5,895        1,810             1,810            30,163        3,623
      6,410         14,560        1,810          905               905            13,523          910
        905            905          905          905               905               978          908
      2,869          6,894        4,810        3,905             3,905             5,810        3,608
 ----------    -----------   ----------     --------          --------         ---------     --------
    373,961      1,394,288      281,463      116,473           104,458           511,232       82,947
   (185,942)       (32,382)     (73,950)     (78,776)          (73,534)               --      (11,269)
        (20)           (13)          (9)          (9)             (970)               --           --
 ----------    -----------   ----------     --------          --------         ---------     --------
    187,999      1,361,893      207,504       37,688            29,954           511,232       71,678

     36,228        116,527       16,912        1,854               935                --           --
    196,681        781,317      102,710        6,839             3,943                --           --
     31,136        120,586       35,713        2,109             2,534                --           --
 ----------    -----------   ----------     --------          --------         ---------     --------
    452,044      2,380,323      362,839       48,490            37,366           511,232       71,678
 ----------    -----------   ----------     --------          --------         ---------     --------
  1,466,348     11,291,759    1,429,334      371,275           288,461         4,346,057      654,305
 ==========    ===========   ==========     ========          ========         =========     ========

  1,380,946      2,102,344      181,910        2,188                --            (8,318)          (8)
         --             --           --           --                --                --           --
        (49)            --       25,277           --                --                --           --
 ----------    -----------   ----------     --------          --------         ---------     --------
  1,380,897      2,102,344      207,187        2,188                --            (8,318)          (8)
 ----------    -----------   ----------     --------          --------         ---------     --------

  4,285,759      5,753,128      525,824      (13,024)           50,520                --           --
     (1,681)       (15,941)      20,537           --                --                --           --
 ----------    -----------   ----------     --------          --------         ---------     --------
  4,284,078      5,737,187      546,361      (13,024)           50,520                --           --
 ----------    -----------   ----------     --------          --------         ---------     --------
  5,664,975      7,839,531      753,548      (10,836)           50,520            (8,318)          (8)
 ----------    -----------   ----------     --------          --------         ---------     --------
 $7,131,323    $19,131,290   $2,182,882     $360,439          $338,981        $4,337,739     $654,297
 ==========    ===========   ==========     ========          ========        ==========     ========
 $    4,373    $        --   $       --     $     --          $     --        $       --     $     --
 ==========    ===========   ==========     ========          ========        ==========     ========


                 See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1997 (unaudited)

                                                                       Asia
                                                                      Growth         Capital        Investors
                                                                       Fund           Fund             Fund
---------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)................................      $    (4,240)    $    488,845     $  3,602,401
Net realized gain (loss) on investments, options,
 and foreign currency transactions..........................          759,004       15,368,409       46,311,742
Net change in unrealized appreciation (depreciation)
 on investments, foreign currency transactions
 and other assets...........................................        1,069,848        4,863,858       33,381,470
                                                                  -----------     ------------     ------------
Net increase in net assets from operations..................        1,824,612       20,721,112       83,295,613
                                                                  -----------     ------------     ------------
Dividends and distributions to shareholders:
Dividends from net investment income:
  Class A...................................................          (11,004)           --             (46,865)
  Class B...................................................             (924)           --             (23,302)
  Class C...................................................             (214)           --              (5,957)
  Class O...................................................             (478)           --          (1,431,273)
                                                                  -----------     ------------     ------------
                                                                      (12,620)           --          (1,507,397)
                                                                  -----------     ------------     ------------
Distributions from net realized gains:
  Class A...................................................         (104,352)         (11,743)        (149,318)
  Class B...................................................          (89,299)          (9,584)        (137,678)
  Class C...................................................          (11,184)          (3,102)         (30,508)
  Class O...................................................           (4,097)      (2,614,000)      (5,604,683)
                                                                  -----------     ------------     ------------
                                                                     (208,932)      (2,638,429)      (5,922,187)
                                                                  -----------     ------------     ------------
Net fund capital share transactions:
  Class A...................................................        2,637,730        2,084,017       30,357,639
  Class B...................................................        1,643,967          721,634       20,076,873
  Class C...................................................        1,077,054          803,344        5,366,955
  Class O...................................................          128,678        8,449,548       (7,433,549)
                                                                   ----------     ------------     ------------
     Net increase (decrease) in net assets derived from
        share transactions..................................        5,487,429       12,058,543       48,367,918
                                                                   ----------     ------------     ------------

Net increase (decrease) in net assets ......................        7,090,489       30,141,226      124,233,947
Net assets:
  Beginning of period.......................................        7,225,368      136,635,370      540,657,826
                                                                  -----------     ------------     ------------
  End of period (a).........................................      $14,315,857     $166,776,596     $664,891,773
                                                                  ===========     ============     ============
(a) Including undistributed net investment income or
 (distributions in excess of net investment income) of:.....      $    (6,051)    $    488,512     $  2,097,117
                                                                  ===========     ============     ============


                 See accompanying notes to financial statements

                                             U.S.           National        New York         Cash
   Total       High Yield    Strategic     Government     Intermediate      Municipal     Management
Return Fund    Bond Fund     Bond Fund    Income Fund    Municipal Fund    Money Fund        Fund
-----------------------------------------------------------------------------------------------------
$  1,466,348  $ 11,291,759   $ 1,429,334  $   371,275      $   288,461    $  4,346,057   $   654,305
   1,380,897     2,102,344       207,187        2,188               --          (8,318)           (8)

   4,284,078     5,737,187       546,361      (13,024)          50,520              --            --
------------  ------------   -----------  -----------      -----------    ------------   -----------
   7,131,323    19,131,290     2,182,882      360,439          338,981       4,337,739       654,297
------------  ------------   -----------  -----------      -----------    ------------   -----------

    (593,786)   (4,492,565)     (626,263)     (43,328)         (17,323)        (23,036)     (225,848)
    (675,213)   (7,046,310)     (865,631)     (34,972)         (15,687)         (1,283)      (94,278)
    (105,278)   (1,084,337)     (300,136)     (10,733)         (10,130)           (431)       (9,683)
     (14,359)      (74,395)      (32,254)    (286,128)        (245,515)     (4,321,307)     (324,496)
------------  ------------   -----------  -----------      -----------    ------------   -----------
  (1,388,636)  (12,697,607)   (1,824,284)    (375,161)        (288,655)     (4,346,057)     (654,305)
------------  ------------   -----------  -----------      -----------    ------------   -----------

     (54,116)     (132,020)      (10,136)      (1,451)            (524)             --            --
     (74,677)     (214,885)      (14,138)      (1,219)            (601)             --            --
     (11,003)      (32,266)       (6,122)        (234)            (379)             --            --
        (970)       (2,323)         (224)      (8,336)          (7,121)             --            --
------------  ------------   -----------  -----------      -----------    ------------   -----------
    (140,766)     (381,494)      (30,620)     (11,240)          (8,625)             --            --
------------  ------------   -----------  -----------      -----------    ------------   -----------
  16,316,877    54,708,759     5,369,324      490,247          138,052       1,970,782     1,612,989
  24,981,606   102,479,012    13,533,925      223,422          235,001              --      (769,861)
   7,346,427    23,727,070     5,668,151      (68,201)          57,221              --         1,495
     815,179     1,428,122    (3,484,757)      47,895        1,146,966     (42,529,416)   (1,640,676)
------------  ------------   -----------  -----------      -----------    ------------   -----------
  49,460,089   182,342,963    21,086,643      693,363        1,577,240     (40,558,634)     (796,053)
------------  ------------   -----------  -----------      -----------    ------------   -----------
  55,062,010   188,395,152    21,414,621      667,401        1,618,941     (40,566,952)     (796,061)

  52,808,751   186,898,289    31,027,446   12,250,417       11,652,451     274,144,035    26,755,381
------------  ------------   -----------  -----------      -----------    ------------   -----------
$107,870,761  $375,293,441   $52,442,067  $12,917,818      $13,271,392    $233,577,083   $25,959,320
============  ============   ===========  ===========      ===========    ============   ===========
$    110,917  $ (1,405,848)  $  (404,886) $    (3,886)     $     1,380    $         --            --
============  ============   ===========  ===========      ===========    ============   ===========

                 See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1996

                                                                       Asia
                                                                      Growth         Capital        Investors
                                                                       Fund*          Fund            Fund
--------------------------------------------------------------------------------------------------------------
Operations:
Net investment income.......................................     $    21,810     $    792,904     $  6,424,058
Net realized gain (loss) on investments, options, and
 foreign currency transactions..............................         314,293       22,862,752       52,051,843
Net change in unrealized appreciation (depreciation) on
 investments, options, foreign currency transactions
 and other assets...........................................          53,137       10,601,610       70,016,509
                                                                  ----------     ------------     ------------
Net increase in net assets from operations.................          389,240       34,257,266      128,492,410
                                                                  ----------     ------------     ------------
Dividends and distributions to shareholders:
Dividends from net investment income:
  Class A...................................................         (16,828)            (233)         (52,117)
  Class B...................................................          (1,406)            (120)         (15,140)
  Class C...................................................            (329)            (120)          (3,893)
  Class O...................................................            (728)        (797,069)      (6,351,142)
                                                                  ----------     ------------     ------------
                                                                     (19,291)        (797,542)      (6,422,292)
                                                                  ----------     ------------     ------------
Dividends in excess of net investment income:
  Class A...................................................              --               --               --
  Class B...................................................              --               --               --
  Class C...................................................              --               --               --
  Class O...................................................              --               --               --
                                                                  ----------     ------------     ------------
                                                                          --               --               --
                                                                  ----------     ------------     ------------
Distributions from net realized gains:
  Class A...................................................         (53,543)          (6,217)        (766,906)
  Class B...................................................         (46,007)          (3,992)        (609,635)
  Class C...................................................          (3,591)          (3,992)        (111,830)
  Class O...................................................          (1,798)     (25,587,085)     (59,558,730)
                                                                  ----------     ------------     ------------
                                                                    (104,939)     (25,601,286)     (61,047,101)
                                                                  ----------     ------------     ------------
Net fund capital share transactions:
  Class A...................................................       3,549,887          342,420       10,214,466
  Class B...................................................       3,050,781          218,589        8,511,239
  Class C...................................................         237,212          130,425        1,554,480
  Class O...................................................         117,478       25,656,871       28,941,018
                                                                  ----------     ------------     ------------
Net increase in net assets derived from
  share transactions.......................................        6,955,358       26,348,305       49,221,203
                                                                  ----------     ------------     ------------
Net increase in net assets.................................        7,220,368       34,206,743      110,244,220
Net assets:
Beginning of period........................................            5,000      102,428,627      430,413,606
                                                                  ----------     ------------     ------------
 End of period (a)..........................................      $7,225,368     $136,635,370     $540,657,826
                                                                  ==========     ============     ============
(a)  Including undistributed net investment income or
 (distributions in excess of net investment income) of:.....      $   10,809     $       (333)    $      2,113
                                                                  ==========     ============     ============

* Fund's commencement of investment operations was May 6, 1996.

                 See accompanying notes to financial statements


                                             U.S.        National        New York        Cash
    Total      High Yield    Strategic    Government   Intermediate     Municipal     Management
 Return Fund   Bond Fund     Bond Fund   Income Fund   Municipal Fund   Money Fund       Fund
-------------------------------------------------------------------------------------------------
$ 1,499,194  $  6,682,737   $ 1,567,734   $   601,020   $   537,550    $  6,389,305  $   913,254
    540,089     1,779,535       550,506        88,860        23,657           2,563          (10)

  3,888,005     6,797,683       413,887      (277,785)      (78,007)             --           --
-----------  ------------   -----------   -----------   -----------   -------------  -----------
  5,927,268    15,259,955     2,532,127       412,095       483,200       6,391,868      913,244
-----------  ------------   -----------   -----------   -----------   -------------  -----------


   (608,681)   (2,693,853)     (223,497)      (35,750)      (28,388)           (802)    (264,829)
   (585,187)   (3,488,256)     (463,295)      (35,916)      (23,706)           (142)    (137,835)
    (76,316)     (390,999)     (103,804)      (12,551)      (13,552)           (142)     (13,718)
   (195,785)     (138,093)     (812,077)     (516,803)     (474,259)     (6,388,219)    (496,872)
-----------  ------------   -----------   -----------   -----------   -------------  -----------
 (1,465,969)   (6,711,201)   (1,602,673)     (601,020)     (539,905)     (6,389,305)    (913,254)
-----------  ------------   -----------   -----------   -----------   -------------  -----------

         --            --        (1,487)           --            --             --            --
         --            --        (3,010)           --            --             --            --
         --            --          (706)           --            --             --            --
         --            --        (4,733)           --            --             --            --
-----------  ------------   -----------   -----------   -----------   ------------   -----------
         --            --        (9,936)           --            --             --            --
-----------  ------------   -----------   -----------   -----------   ------------   -----------

   (152,704)     (611,200)     (125,860)       (4,728)       (1,449)            --            --
   (203,017)     (942,499)     (218,299)       (5,771)       (1,467)            --            --
    (25,301)     (118,077)      (67,806)       (2,179)         (976)            --            --
    (28,599)      (10,856)      (58,871)      (65,419)      (20,439)            --            --
-----------  ------------   -----------   -----------   -----------   ------------   -----------
   (409,621)   (1,682,632)     (470,836)      (78,097)      (24,331)            --            --
-----------  ------------   -----------   -----------   -----------   ------------   -----------

 15,969,336    52,531,457     7,803,194       914,633       131,024        359,913     6,419,571
 20,798,943    93,129,376    12,296,600       707,635       271,514         25,000     1,681,592
  2,758,002    12,100,036     4,143,135       157,310       198,788         25,000       252,342
 (4,743,447)   (7,754,436)   (6,230,578)       62,922       185,121     47,182,964     7,541,082
-----------  ------------   -----------   -----------   -----------   ------------   -----------
 34,782,834   150,006,433    18,012,351     1,842,500       786,447     47,592,877    15,894,587
-----------  ------------   -----------   -----------   -----------   ------------   -----------
 38,834,512   156,872,555    18,461,033     1,575,478       705,411     47,595,440    15,894,577

 13,974,239    30,025,734    12,566,413    10,674,939    10,947,040    226,548,595    10,860,804
-----------  ------------   -----------   -----------   -----------   ------------   -----------
$52,808,751  $186,898,289   $31,027,446   $12,250,417   $11,652,451   $274,144,035   $26,755,381
===========  ============   ===========   ===========   ===========   ============   ===========


$    33,205  $         --   $    (9,936)  $        --   $     1,574   $         --   $        --
===========  ============   ===========   ===========   ===========   ============   ===========


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series (the "Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc (the "Series Funds"), as indicated below, the Salomon Brothers Investors Fund Inc (the "Investors Fund") and the Salomon Brothers Capital Fund Inc (the "Capital Fund"). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operate as a series company comprised of nine portfolios: Salomon Brothers Cash Management Fund (the "Cash Management Fund"), Salomon Brothers New York Municipal Money Market Fund (the "New York Municipal Money Fund"), Salomon Brothers Institutional Money Market Fund (the "Institutional Money Market Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), Salomon Brothers Total Return Fund (the "Total Return Fund"), and Salomon Brothers Asia Growth Fund (the "Asia Growth Fund"). Separate financial statements are prepared for the Institutional Money Market Fund which is not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund, a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a "Fund") offering Class A, Class B, Class C, and Class O shares, each with its own expense structure. Each Fund has a specific investment objective: the Cash Management Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal; the New York Municipal Money Fund's objective is to seek as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal; the National Intermediate Municipal Fund's objective is to seek a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to seek a high level of current income; the High Yield Bond Fund's primary objective is to maximize current income; the Strategic Bond Fund's primary objective is to seek a high level of current income; the Total Return Fund's primary objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the Asia Growth Fund's objective is to seek long-term growth of capital appreciation; the Investors Fund's primary objective is to seek long-term growth of capital; the Capital Fund's objective is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above average price appreciation potential.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM") have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. A summary of those expenditures that remain as of June 30, 1997 for each Fund is as follows:

Fund                                                Expiration of Amortization      Amount
-------------------------------------------------------------------------------------------
Asia Growth Fund.................................           May 2001                $85,535
Total Return Fund................................        September 2000             $61,197
High Yield Bond Fund.............................         February 2000             $78,012
Strategic Bond Fund..............................         February 2000             $78,290
U.S. Government Income Fund......................         February 2000             $64,039
National Intermediate Municipal Fund.............         February 2000             $61,859

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

         (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund will be valued at amortized cost which approximates market value. If a Fund, other than the Cash Management Fund and New York Municipal Money Fund, acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value, until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

         Portfolio securities for the Cash Management Fund and the New York Municipal Money Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

         Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

         Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 2:30 p.m. Eastern time (12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

   Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

         (b) Futures Contracts. The National Intermediate Municipal Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss will be recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

         (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

         (d) Mortgage Rolls. The U.S. Government Income Fund, Strategic Bond Fund and Total Return Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the six months ended June 30, 1997 was approximately $1,253,000, $2,567,000 and $2,301,000 for the
     Total Return Fund, Strategic Bond Fund and U.S. Government Income Fund, respectively.

         (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

         (f) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

         (g) Forward Foreign Currency Contracts. The High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

         (h) Loan Participations. The High Yield Bond Fund, Strategic Bond Fund and Total Return Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at June 30, 1997 were $16,373,594 and $456,250, respectively.

         (i) Federal Income Taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

         The Asia Growth Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

         (j) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds (except the Asia Growth Fund, Investors Fund, and Capital Fund) are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund and the Capital Fund will be declared on an annual basis. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

         (k) Class Accounting. Investment income, common expenses and gain
     (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

         (l) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

         (m) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the fund is informed of such dividend). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Investors Fund and Capital Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: .20% for the Cash Management Fund and New York Municipal Money Fund, .50% for the National Intermediate Municipal Fund, .60% for the U.S. Government Income Fund, .75% for the High Yield Bond Fund and Strategic Bond Fund, .55% for the Total Return Fund and .80% for the Asia Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million--1%; next $100 million--.75% ; next $200 million--.625%; excess over $400 million--.50%. SBAM Limited, an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund, as well as, certain administrative services for the Asia Growth Fund. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond and Asia Growth Fund. SBAM has retained SBAM AP, an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). For the period January 1, 1997 through April 28, 1997 the base fee was paid quarterly based on the following annual percentages of the Fund's average daily net assets: first $350 million--.50%; next $150 million--.40%; next $250 million--.375%; next $250 million--.35%; excess over $1 billion--.30%. At its Annual Meeting on April 29, 1997, the Fund's shareholders approved an amendment to the Fund's Management Agreement between the Fund and SBAM to increase the base fee component of the management fee. Accordingly, as of April 29, 1997, the base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                        Annual Fee Rate
-------------------------------------------------------------------------------
First $350 million.................................................   .650%
Next $150 million..................................................   .550%
Next $250 million..................................................   .525%
Next $250 million..................................................   .500%
Over $1 billion....................................................   .450%

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one-year period ended March 31, 1997, there was no performance adjustment. For the rolling one-year period ended June 30, 1997, the investment record of the S&P 500 Index exceeded the Investors Fund's performance by approximately three percent. As a result, base management fees were decreased by $35,131 for the six months ended June 30, 1997.

For the six months ended June 30, 1997, SBAM waived management fees of $36,538, $185,942, $32,382, $73,950, $37,688, $29,954, and $11,269 for the Asia Growth
Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, U.S. Government Income Fund, National Intermediate Municipal Fund, and Cash Management Fund, respectively, and voluntarily absorbed expenses of $116,945, $41,088, and $43,580 for the Asia Growth Fund, U.S. Government Income Fund, and National Intermediate Municipal Fund, respectively.


Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund. During the six months ended June 30, 1997, credits earned on outstanding cash balances were used to reduce custodian fees.

Each Fund has an agreement with Salomon Brothers Inc ("Salomon Brothers"), an affiliate of the Investment Adviser, to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund (except for the Cash Management Fund and New York Municipal Money Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan," and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to pay Salomon Brothers an annual service fee with respect to Class A, Class B, and Class C shares of the applicable Funds at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (except for the Cash Management Fund and New York Municipal Money Fund) at the rate of .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan fee.

Brokerage commissions of $300, $31,518 and $22,200 were paid by the Total Return Fund, Investors Fund and Capital Fund, respectively, to Salomon Brothers, the Funds' distributor and an indirect wholly-owned subsidiary of Salomon Inc, for transactions executed on behalf of the Funds for the six months ended June 30, 1997.

Salomon Brothers received $8,389 as its portion of the front-end sales charge on sales of Class A shares of the Funds during the period ended June 30, 1997. In addition, contingent deferred sales charges of $321,787 were paid to Salomon Brothers in connection with redemptions of certain Class B and Class C shares of the Funds during the six months ended June 30, 1997.

3. Capital Stock

At June 30, 1997, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Cash Management Fund, New York Municipal Money Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, and Strategic Bond Fund, each had 1,000,000,000 shares authorized. The Total Return Fund and Asia Growth Fund had 999,999,992 and 1,000,000,008 shares authorized, respectively. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of authorized capital stock, par value $.001 per share. Transactions in Fund shares for the periods indicated were as follows:

                                                   Class A                                               Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                 Six Months Ended              Period Ended            Six Months Ended           Period Ended
                                  June 30, 1997              December 31, 1996           June 30, 1997         December 31, 1996
-----------------------------------------------------------------------------------------------------------------------------------
                               Shares        Amount         Shares      Amount        Shares      Amount       Shares      Amount
-----------------------------------------------------------------------------------------------------------------------------------
Asia Growth Fund
Sold .....................    272,829   $  2,989,708      356,682  $  3,537,272     151,734   $  1,637,253     305,714  $ 3,042,058
Issued as reinvestment ...      4,663         47,952        2,175        22,436       2,762         28,862         846        8,723
Redeemed .................    (37,752)      (399,930)      (1,037)       (9,821)     (2,048)       (22,148)         --           --
                           ----------   ------------   ----------  ------------   ---------   ------------   ---------  -----------
Net increase .............    239,740   $  2,637,730      357,820  $  3,549,887     152,448   $  1,643,967     306,560  $ 3,050,781
                           ==========   ============   ==========  ============   =========   ============   =========  ===========

Capital Fund
Sold .....................    110,303   $  2,262,767       17,551  $    347,514      48,143   $  1,003,690      11,001  $   218,589
Issued as reinvestment ...        607         11,477          121         2,304         481          9,583          --           --
Redeemed .................     (9,377)      (190,227)        (384)       (7,398)    (14,003)      (291,639)         --           --
                           ----------   ------------   ----------  ------------   ---------   ------------   ---------  -----------
Net increase .............    101,533   $  2,084,017       17,288  $    342,420      34,621   $    721,634      11,001  $   218,589
                           ==========   ============   ==========  ============   =========   ============   =========  ===========

Investors Fund
Sold .....................  1,544,292   $ 31,828,754      557,317  $ 10,367,582   1,047,030   $ 20,775,849     473,935  $ 8,823,215
Issued as reinvestment ...      9,842        188,463       43,043       791,687       7,747        149,907      30,569      561,476
Redeemed .................    (85,348)    (1,659,578)     (49,750)     (944,803)    (42,648)      (848,883)    (47,379)    (873,452)
                           ----------   ------------   ----------  ------------   ---------   ------------   ---------  -----------
Net increase (decrease) ..  1,468,786   $ 30,357,639      550,610  $ 10,214,466   1,012,129   $ 20,076,873     457,125  $ 8,511,239
                           ==========   ============   ==========  ============   =========   ============   =========  ===========

Total Return Fund
Sold .....................  1,622,943   $ 19,761,920    1,634,908  $ 18,197,811   2,126,510   $ 25,982,760   1,941,522  $21,665,343
Issued as reinvestment ...     44,461        544,087       56,167       639,053     53,061         648,545      57,560      656,054
Redeemed .................   (329,071)    (3,989,130)    (252,184)   (2,867,528)   (136,270)    (1,649,699)   (136,340)  (1,522,454)
                           ----------   ------------   ----------  ------------   ---------   ------------   ---------  -----------
Net increase (decrease) ..  1,338,333   $ 16,316,877    1,438,891  $ 15,969,336   2,043,301   $ 24,981,606   1,862,742  $20,798,943
                           ==========   ============   ==========  ============   =========   ============   =========  ===========

High Yield Bond Fund
Sold .....................  5,314,734   $ 62,012,318    5,579,873  $ 62,422,667   8,966,787   $104,390,343   8,434,142  $94,520,293
Issued as reinvestment ...    233,633      2,718,460      178,995     2,017,850     280,477      3,256,631     173,250    1,963,617
Redeemed .................   (870,060)   (10,022,019)  (1,070,460)  (11,909,060)   (444,887)    (5,167,962)   (301,187)  (3,354,534)
                           ----------   ------------   ----------  ------------   ---------   ------------   ---------  -----------
Net increase (decrease) ..  4,678,307   $ 54,708,759    4,688,408  $ 52,531,457   8,802,377   $102,479,012   8,306,205  $93,129,376
                           ==========   ============   ==========  ============   =========   ============   =========  ===========

Strategic Bond Fund
Sold .....................    932,602   $ 10,104,057      749,039  $  8,090,137   1,247,420   $ 13,476,853   1,214,882  $13,060,764
Issued as reinvestment ...     45,939        495,174       22,056       238,009      42,055        453,430      33,453      360,441
Redeemed .................   (483,979)    (5,229,907)     (49,131)     (524,952)    (36,730)      (396,358)   (105,759)  (1,124,605)
                           ----------   ------------   ----------  ------------   ---------   ------------   ---------  -----------
Net increase (decrease) ..    494,562   $  5,369,324      721,964  $  7,803,194   1,252,745   $ 13,533,925   1,142,576  $12,296,600
                           ==========   ============   ==========  ============   =========   ============   =========  ===========

U.S. Government
Income Fund
Sold .....................     49,337   $    494,764      117,000  $  1,173,487      39,805   $    398,515     114,615  $ 1,149,715
Issued as reinvestment ...      1,897         18,625        1,688        16,972       1,076         10,762       1,043       10,504
Redeemed .................     (2,310)       (23,142)     (27,629)     (275,826)    (18,516)      (185,855)    (45,248)    (452,584)
                           ----------   ------------   ----------  ------------   ---------   ------------   ---------  -----------
Net increase (decrease) ..     48,924   $    490,247       91,059  $    914,633      22,365   $    223,422      70,410  $   707,635
                           ==========   ============   ==========  ============   =========   ============   =========  ===========

National Intermediate
Municipal Fund
Sold .....................     13,227   $    135,255       30,133  $    310,751      22,335   $    231,647      45,974  $   472,141
Issued as reinvestment ...        770          7,621        1,305        13,429         327          3,354         623        6,378
Redeemed .................       (466)        (4,824)     (18,756)     (193,156)         --             --     (20,022)    (207,005)
                           ----------   ------------   ----------  ------------   ---------   ------------   ---------  -----------
Net increase .............     13,531   $    138,052       12,682  $    131,024      22,662   $    235,001      26,575  $   271,514
                           ==========   ============   ==========  ============   =========   ============   =========  ===========

New York Municipal
Money Fund
Sold .....................  2,526,644   $  2,526,644      359,251  $    359,251     171,196   $    171,196      25,000  $    25,000
Issued as reinvestment ...     22,572         22,572          662           662         823            823          --           --
Redeemed .................   (578,434)      (578,434)          --            --    (172,019)      (172,019)         --           --
                           ----------   ------------   ----------  ------------   ---------   ------------   ---------  -----------
Net increase (decrease) ..  1,970,782   $  1,970,782      359,913  $    359,913           0   $          0      25,000  $    25,000
                           ==========   ============   ==========  ============   =========   ============   =========  ===========

Cash Management Fund
Sold ..................... 13,169,468   $ 13,169,468   34,309,623  $ 34,309,623   2,900,619   $  2,900,619   4,686,602  $ 4,686,602
Issued as reinvestment ...     52,810         52,810       59,295        59,295      (3,628)        (3,628)    111,779      111,779
Redeemed .................(11,609,289)   (11,609,289) (27,949,347)  (27,949,347) (3,666,852)    (3,666,852) (3,116,789)  (3,116,789)
                           ----------   ------------   ----------  ------------   ---------   ------------   ---------  -----------
Net increase (decrease) ..  1,612,989   $  1,612,989    6,419,571  $  6,419,571    (769,861)  $   (769,861)  1,681,592  $ 1,681,592
                           ==========   ============   ==========  ============   =========   ============   =========  ===========


                 See accompanying notes to financial statements

                            Class C                                                          Class O
------------------------------------------------------------------------------------------------------------------------------------
       Six Months Ended                 Period Ended                  Six Months Ended                       Period Ended
         June 30, 1997                December 31, 1996                June 30, 1997                      December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
   Shares           Amount          Shares          Amount         Shares           Amount             Shares             Amount
------------------------------------------------------------------------------------------------------------------------------------

   100,414       $ 1,090,071          34,069     $   333,338          11,762     $     127,402            12,221      $     121,183
       922             9,437              19             190             126             1,288                37                387
    (2,111)          (22,454)        (10,334)        (96,316)             (1)              (12)             (400)            (4,092)
----------       -----------       ---------     -----------    ------------     -------------      ------------      -------------
    99,225       $ 1,077,054          23,754     $   237,212          11,887     $     128,678            11,858      $     117,478
==========       ===========       =========     ===========    ============     =============      ============      =============

    43,576       $   908,076           6,531     $   130,425         931,204     $  19,070,708         1,669,366      $  33,303,396
       155             3,078              --              --         125,209         2,497,846         1,304,403         24,802,608
    (5,213)         (107,810)             --              --        (637,082)      (13,119,006)       (1,619,111)       (32,449,133)
----------       -----------       ---------     -----------    ------------     -------------      ------------      -------------
    38,518       $   803,344           6,531     $   130,425         419,331     $   8,449,548         1,354,658      $  25,656,871
==========       ===========       =========     ===========    ============     =============      ============      =============

   287,644       $ 5,671,950         100,645     $ 1,851,974         188,483     $   3,669,872           350,444      $   6,256,570
     1,855            35,668           5,651         103,990         282,421         5,452,921         2,822,018         50,986,119
   (17,247)         (340,663)        (20,916)       (401,484)       (836,339)      (16,556,342)       (1,570,151)       (28,301,671)
----------       -----------       ---------     -----------    ------------     -------------      ------------      -------------
   272,252       $ 5,366,955          85,380     $ 1,554,480        (365,435)    $  (7,433,549)        1,602,311      $  28,941,018
==========       ===========       =========     ===========    ============     =============      ============      =============

   631,512       $ 7,780,356         278,826     $ 3,090,704          67,076     $     813,336            17,355      $     195,012
     8,405           103,323           7,242          82,831           1,235            15,207               456              5,295
   (43,481)         (537,252)        (37,410)       (415,533)         (1,080)          (13,364)         (425,004)        (4,943,754)
----------       -----------       ---------     -----------    ------------     -------------      ------------      -------------
   596,436       $ 7,346,427         248,658     $ 2,758,002          67,231     $     815,179          (407,193)     $  (4,743,447)
==========       ===========       =========     ===========    ============     =============      ============      =============

 2,073,399       $24,140,771       1,118,377     $12,586,569         118,090     $   1,369,990            32,418      $     371,211
    65,895           765,156          29,193         330,589           6,516            75,744               495              5,673
  (101,156)       (1,178,857)        (73,411)       (817,122)         (1,524)          (17,612)         (744,326)        (8,131,320)
----------       -----------       ---------     -----------    ------------     -------------      ------------      -------------
 2,038,138       $23,727,070       1,074,159     $12,100,036         123,082     $   1,428,122          (711,413)     $  (7,754,436)
==========       ===========       =========     ===========    ============     =============      ============      =============

   552,305       $ 5,975,749         425,748     $ 4,594,269           1,356     $      14,651             1,757      $      18,841
    23,022           248,483          13,409         144,660             129             1,622                59                642
   (51,917)         (556,081)        (55,475)       (595,794)       (323,231)       (3,501,030)         (575,895)        (6,250,061)
----------       -----------       ---------     -----------    ------------     -------------      ------------      -------------
   523,410       $ 5,668,151         383,682     $ 4,143,135        (321,746)    $  (3,484,757)         (574,079)     $  (6,230,578)
==========       ===========       =========     ===========    ============     =============      ============      =============

    12,631       $   126,850          16,846     $   170,867           4,476     $      45,020             6,017      $      60,175
       391             3,915             103           1,029             292             2,875               276              2,756
   (19,899)         (198,966)         (1,471)        (14,586)             --                --                (1)                (9)
----------       -----------       ---------     -----------    ------------     -------------      ------------      -------------
    (6,877)      $   (68,201)         15,478     $   157,310           4,768     $      47,895             6,292      $      62,922
==========       ===========       =========     ===========    ============     =============      ============      =============

     5,026       $    52,000          18,942     $   195,000         113,663     $   1,169,519            18,217      $     184,880
       508             5,221             368           3,788             779             8,011                24                241
        --                --              --              --          (2,962)          (30,564)               --                 --
----------       -----------       ---------     -----------    ------------     -------------      ------------      -------------
     5,534       $    57,221          19,310     $   198,788         111,480     $   1,146,966            18,241      $     185,121
==========       ===========       =========     ===========    ============     =============      ============      =============

        --                --          25,000     $    25,000     124,347,124     $ 124,347,124       310,065,551      $ 310,065,551
        --                --              --              --       4,229,063         4,229,063         6,167,495          6,167,495
        --                --              --              --    (171,105,603)     (171,105,603)     (269,050,082)      (269,050,082)
----------       -----------       ---------     -----------    ------------     -------------      ------------      -------------
        --                --          25,000     $    25,000     (42,529,416)    $ (42,529,416)       47,182,964      $  47,182,964
==========       ===========       =========     ===========    ============     =============      ============      =============

 1,555,810       $ 1,555,810       1,086,079     $ 1,086,079      39,073,262     $  39,073,262        51,041,652      $  51,041,652
     2,763             2,763           4,192           4,192         211,036           211,036           342,904            342,904
(1,557,078)       (1,557,078)       (837,929)       (837,929)    (40,924,974)      (40,924,974)      (43,843,474)       (43,843,474)
----------       -----------       ---------     -----------    ------------     -------------      ------------      -------------
     1,495       $     1,495         252,342     $   252,342      (1,640,676)    $  (1,640,676)        7,541,082      $   7,541,082
==========       ===========       =========     ===========    ============     =============      ============      =============


                 See accompanying notes to financial statements

At June 30, 1997, Salomon Brothers owned approximately the following percentages of total shares outstanding of the following Funds:

    Asia Growth Fund.....................................................   42%
    Strategic Bond Fund..................................................    1%
    U.S. Government Income Fund..........................................   76%
    National Intermediate Municipal Fund.................................   78%


4. Portfolio Activity

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the six months ended June 30, 1997, were as follows:

                                                  Purchases           Sales
------------------------------------------------------------------------------
Asia Growth Fund.............................  $  13,770,458     $   8,530,813
                                               =============     =============
Capital Fund.................................  $ 125,839,333     $ 124,075,750
                                               =============     =============
Investors Fund...............................  $ 163,439,078     $ 191,704,999
                                               =============     =============
Total Return Fund
  U.S. Government Securities.................  $  12,532,657     $   5,516,707
  Other Investments..........................     52,247,092        10,146,911
                                               -------------     -------------
                                               $  64,779,750     $  22,251,209
                                               =============     =============
High Yield Bond Fund.........................  $ 243,999,475     $  76,199,935
                                               =============     =============
Strategic Bond Fund
  U.S. Government Securities.................  $   9,166,303     $   8,235,826
  Other Investments..........................     22,105,880        10,146,911
                                               -------------     -------------
                                               $  31,272,183     $  18,382,737
                                               =============     =============
U.S. Government Income Fund
  U.S. Government Securities.................  $  18,645,128     $  19,072,686
                                               =============     =============
National Intermediate Municipal Fund.........  $   1,584,091     $          --
                                               =============     =============


Transactions in options written for the Funds during the six months ended June 30, 1997 were as follows:


                                                           Capital Fund              Investors Fund
                                                      -----------------------    ---------------------
                                                       Number of    Premiums      Number of   Premiums
                                                       Contracts    Received      Contracts   Received
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1996..............      --             --         --            --
Options written.......................................  (1,725)     $(252,958)      (500)     $(85,617)
Options terminated in closing purchase transactions...   1,325        238,446        250        25,874
Options expired.......................................     400         14,512         --            --
Options exercised.....................................      --             --        250        59,743
                                                        ------      ---------       ----      --------
Options outstanding at June 30, 1997..................      --             --         --           --
                                                        ======      =========       ====      ========

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Cash Management Fund and New York Municipal Money Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest ratings categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Money Fund pursues its investment objective by investing at least 80% of its net assets in obligations that are exempt from federal income taxes and at least 65% of its net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, the High Yield Bond Fund and the Strategic Bond Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

NOTES TO FINANCIAL STATEMENTS (concluded)

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

6. Tax Information

At December 31, 1996, the New York Municipal Money Fund and the Cash Management Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                                        New York
                                                        Municipal        Cash
Year of                                                   Money       Management
Expiration                                                Fund           Fund
--------------------------------------------------------------------------------
1999..............................................      $ 64,677        $  894
2000..............................................        94,778           396
2001..............................................            --           409
2002..............................................        65,321           415
2003..............................................            --            --
2004..............................................            --            10
                                                        --------        ------
                                                        $224,776        $2,124
                                                        ========        ======

At June 30, 1997, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held in each Fund were as follows:

                                                         Gross           Gross            Net
                                         Aggregate    Unrealized      Unrealized      Unrealized
                                           Cost      Appreciation   (Depreciation)   Appreciation
-------------------------------------------------------------------------------------------------
Asia Growth Fund..................... $ 12,716,937   $  1,610,993    $  (479,013)   $  1,131,980
Capital Fund.........................  129,062,433     28,486,131     (1,879,950)     26,606,181
Investors Fund.......................  369,078,347    207,292,975     (2,676,737)    204,616,238
Total Return Fund....................   86,704,358      9,041,586       (419,356)      8,622,230
High Yield Bond Fund.................  339,069,091     14,725,794     (1,695,766)     13,030,028
Strategic Bond Fund..................   40,836,373      1,717,423       (214,487)      1,502,936
U.S. Government Income Fund..........   12,403,521         62,944        (28,349)         34,595
National Intermediate Municipal Fund.   12,506,458        396,393             --         396,393

                      [This page intentionally left blank]

Financial Highlights
Selected data per share of capital stock outstanding throughout each period:

ASIA GROWTH FUND'SS'
----------------------------------------------------------------------------------------------------------------------
                                                                  Class A                        Class B
                                                      ----------------------------------------------------------------
                                                        Six Months                       Six Months
                                                          Ended            Period          Ended            Period
                                                         June 30,           Ended         June 30,           Ended
                                                           1997          December 31,       1997          December 31,
                                                       (unaudited)         1996(a)       (unaudited)        1996(a)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............     $10.32            $10.00           $10.31          $10.00
                                                         ------            ------           ------          ------
Net investment income ..............................       0.01              0.05            (0.03)           0.01
Net gain on investments
   (both realized and unrealized) ..................       1.85              0.47             1.85            0.46
                                                         ------            ------           ------          ------
   Total from investment operations ................       1.86              0.52             1.82            0.47
                                                         ------            ------           ------          ------
Dividends from net investment income ...............      (0.03)            (0.05)           (0.00)          (0.01)
Distributions from net realized gain on investments       (0.25)            (0.15)           (0.25)          (0.15)
                                                         ------            ------           ------          ------
   Total dividends and distributions ...............      (0.28)            (0.20)           (0.25)          (0.16)
                                                         ------            ------           ------          ------
Net asset value, end of period .....................     $11.90            $10.32           $11.88          $10.31
                                                         ======            ======           ======          ======
Net assets, end of period (thousands) ..............     $7,115            $3,693           $5,454          $3,163
Total return* ......................................      +18.4%             +5.2%           +18.1%           +4.7%

Ratios to average net assets:
   Expenses ........................................       1.24%**           1.24%**          1.99%**         1.99%**
   Net investment income ...........................       0.25%**           0.90%**         -0.47%**         0.20%**
Portfolio turnover rate ............................         95%              119%              95%            119%
Average Broker Commission Rate .....................    $0.0055           $0.0052          $0.0055         $0.0052
Before waiver of management fee, expenses
   absorbed by SBAM and credits earned on custodian
   cash balances, net investment income per share
   and expense ratios would have been:
     Net investment income per share ...............     ($0.16)           ($0.18)          ($0.20)         ($0.23)
     Expense ratio .................................       4.60%**           5.50%**          5.35%**         6.25%**




CAPITAL FUND
--------------------------------------------------------------------------------------------------------------
                                                              Class A                       Class B
                                                    ----------------------------------------------------------
                                                     Six Months                     Six Months
                                                        Ended        Period           Ended         Period
                                                       June 30,       Ended          June 30,        Ended
                                                       1997'SS'     December 31,     1997'SS'     December 31,
                                                     (unaudited)    1996(b)'SS'    (unaudited)    1996(b)'SS'
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............    $19.88         $21.98          $19.90         $21.98
                                                       ------         ------          ------         ------
Net investment income .............................      0.05           0.01           (0.03)         (0.02)
Net gain (loss) on investments
   (both realized and unrealized) .................      2.73           1.54            2.74           1.56
                                                       ------         ------          ------         ------
   Total from investment operations ...............      2.78           1.55            2.71           1.54
                                                       ------         ------          ------         ------
Dividends from net investment income ..............        --          (0.15)             --          (0.12)
Distributions from net realized gain on investments     (0.38)         (3.50)          (0.38)         (3.50)
Distributions in excess of net realized gains .....        --             --              --             --
                                                       ------         ------          ------         ------
   Total dividends and distributions ..............     (0.38)         (3.65)          (0.38)         (3.62)
                                                       ------           ----          ------         ------
Net asset value, end of period ....................    $22.28         $19.88          $22.23         $19.90
                                                       ======         ======          ======         ======
Net assets, end of period (thousands) .............    $2,647           $344          $1,014           $219
Total return* .....................................     +14.3%          +7.7%          +14.0%          +7.6%
Ratios to average net assets:
   Expenses .......................................      1.52%**        1.88%**         2.28%**        2.73%**
   Net investment income ..........................      0.48%**        0.18%**        -0.27%**       -0.66%**
Portfolio turnover rate ...........................        86%           191%             86%           191%
Average Broker Commission Rate ....................   $0.0494        $0.0586         $0.0494        $0.0586

(a)  May 6, 1996, commencement of investment operations, through December 31,
     1996.
(b) November 1, 1996, commencement of investment operations, through December 31, 1996.
'SS' Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**   Annualized.

                 See accompanying notes to financial statements

---------------------------------------------------------------------------------------------
                     Class C                                           Class O
---------------------------------------------------------------------------------------------
      Six Months                                        Six Months
         Ended                   Period                    Ended                   Period
       June 30,                   Ended                   June 30,                  Ended
         1997                  December 31,                 1997                 December 31,
      (unaudited)                1996(a)                (unaudited)                1996(a)
---------------------------------------------------------------------------------------------
        $10.30                   $10.00                   $10.32                   $10.00
        ------                   ------                   ------                   ------
         (0.02)                    0.01                     0.03                     0.07

          1.85                     0.45                     1.85                     0.46
        ------                   ------                   ------                   ------
          1.83                     0.46                     1.88                     0.53
        ------                   ------                   ------                   ------
         (0.00)                   (0.01)                   (0.03)                   (0.06)
         (0.25)                   (0.15)                   (0.25)                   (0.15)
        ------                   ------                   ------                   ------
         (0.25)                   (0.16)                   (0.28)                   (0.21)
        ------                   ------                   ------                   ------
        $11.88                   $10.30                   $11.92                   $10.32
        ======                   ======                   ======                   ======
        $1,462                     $246                     $285                     $124
         +18.1%                    +4.6%                   +18.7%                    +5.3%

          2.00%**                  2.00%**                  0.99%**                  0.99%**
         -0.45%**                  0.08%**                  0.55%**                  1.21%**
            95%                     119%                      95%                     119%
       $0.0055                  $0.0052                  $0.0055                  $0.0052




        ($0.20)                  ($0.20)                  ($0.15)                  ($0.18)
          5.36%**                  6.26%**                  4.35%**                  5.25%**



------------------------------------------------------------------------------------------------------------------------
            Class C                                                        Class O
------------------------------------------------------------------------------------------------------------------------
 Six Months                         Six Months
   Ended             Period           Ended
  June 30,            Ended          June 30,                            Year Ended December 31,
  1997'SS'         December 31,       1997'SS'       -------------------------------------------------------------------
(unaudited)        1996(b)'SS'      (unaudited)      1996'SS'         1995           1994           1993           1992
------------------------------------------------------------------------------------------------------------------------
  $19.91            $21.98          $  19.88        $  18.67       $  15.62        $ 20.80       $  19.64       $  19.06
  ------            ------          --------        --------       --------        -------       --------       --------
   (0.03)            (0.02)             0.07            0.13           0.14           0.03          0.028           0.10

    2.75              1.57              2.76            5.70           5.27          (2.87)         3.242           0.80
  ------            ------          --------        --------       --------        -------       --------       --------
    2.72              1.55              2.83            5.83           5.41          (2.84)          3.27           0.90
  ------            ------          --------        --------       --------        -------       --------       --------
      --             (0.12)               --           (0.15)         (0.14)         (0.03)        (0.035)        (0.105)
   (0.38)            (3.50)            (0.38)          (4.47)         (2.22)         (1.51)        (2.075)        (0.215)
      --                --                --              --             --          (0.80)            --             --
  ------            ------          --------        --------       --------        -------       --------       --------
   (0.38)            (3.62)            (0.38)          (4.62)         (2.36)         (2.34)         (2.11)         (0.32)
  ------            ------          --------        --------       --------        -------       --------       --------
  $22.25            $19.91          $  22.33        $  19.88       $  18.67        $ 15.62       $  20.80       $  19.64
  ======            ======          ========        ========       ========        =======       ========       ========
  $1,002            $  130          $162,112        $135,943       $102,429        $86,704       $113,905       $103,356
   +14.0%             +7.7%            +14.5%          +33.3%         +34.9%         -14.2%         +17.2%          +4.7%

    2.28%**           2.45%**           1.27%**         1.38%          1.36%          1.30%          1.31%          1.34%
   -0.29%**          -0.05%**           0.66%**         0.67%          0.74%          0.12%          0.13%          0.58%
      86%              191%               86%            191%           217%           152%           104%            41%
 $0.0494           $0.0586           $0.0494         $0.0586            N/A            N/A            N/A            N/A

Selected data per share of capital stock outstanding throughout each period:

INVESTORS FUND

---------------------------------------------------------------------------------------------------------------------------
                                                         Class A                                  Class B
                                         ----------------------------------------------------------------------------------
                                         Six Months                                 Six Months
                                            Ended                                     Ended
                                           June 30,       Year Ended December 31,    June 30,       Year Ended December 31,
                                             1997         -----------------------      1997         -----------------------
                                          (unaudited)       1996          1995      (unaudited)       1996          1995
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..    $ 18.89        $ 16.62        $13.61       $ 18.86       $ 16.61        $13.61
                                           -------        -------        ------       -------       -------        ------
Net investment income .................       0.06           0.19          0.19          0.02          0.08          0.10
Net gain (loss) on investments
   (both realized and unrealized) .....       2.74           4.63          4.55          2.69          4.60          4.54
                                           -------        -------        ------       -------       -------        ------
   Total from investment operations ...       2.80           4.82          4.74          2.71          4.68          4.64
                                           -------        -------        ------       -------       -------        ------
Dividends from net investment income ..      (0.04)         (0.22)        (0.23)        (0.02)        (0.10)        (0.14)
Distributions from net realized gain on
   investments ........................      (0.21)         (2.33)        (1.50)        (0.21)        (2.33)        (1.50)
                                           -------        -------        ------       -------       -------        ------
   Total dividends and distributions ..      (0.25)         (2.55)        (1.73)        (0.23)        (2.43)        (1.64)
                                           -------        -------        ------       -------       -------        ------
Net asset value, end of period ........    $ 21.44        $ 18.89        $16.62       $ 21.34       $ 18.86        $16.61
                                           =======        =======        ======       =======       =======        ======
Net assets, end of period (thousands) .    $43,864        $10,905        $  441       $32,278       $ 9,433        $  716
Total return * ........................      +14.9%         +30.3%        +35.3%        +14.5%        +29.2%        +34.5%
Ratios to average net assets:
   Expenses ...........................       0.94%**        1.06%         0.94%         1.69%**       1.82%         1.71%
   Net investment income ..............       1.10%**        0.94%         1.41%         0.36%**       0.21%         0.63%
Portfolio turnover rate ...............         30%            58%           86%           30%           58%           86%
Average Broker Commission Rate ........    $0.0600        $0.0593           N/A       $0.0600       $0.0593           N/A



TOTAL RETURN FUND'SS'

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Class A                              Class B
----------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months                             Six Months
                                                        Ended         Year       Period        Ended       Year         Period
                                                       June 30,       Ended       Ended       June 30     Ended          Ended
                                                         1997      December 31, December 31,    1997,   December 31,  December 31,
                                                      (unaudited)     1996        1995(a)    (unaudited)   1996         1995(a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ................  $ 11.82      $ 10.55      $10.00       $ 11.82     $ 10.54       $10.00
                                                       -------      -------      ------       -------     -------       ------
Net investment income ...............................     0.26         0.54        0.15          0.22        0.45         0.13
Net gain on investments
   (both realized and unrealized) ...................     0.86         1.35        0.52          0.85        1.35         0.51
                                                       -------      -------      ------       -------     -------       ------
   Total from investment operations .................     1.12         1.89        0.67          1.07        1.80         0.64
                                                       -------      -------      ------       -------     -------       ------
Dividends from net investment income ................    (0.25)       (0.52)      (0.11)        (0.21)      (0.42)       (0.09)
Distributions from net realized gain on
   investments ......................................    (0.02)       (0.10)      (0.01)        (0.02)      (0.10)       (0.01)
                                                       -------      -------      ------       -------     -------       ------
   Total dividends and distributions ................    (0.27)       (0.62)      (0.12)        (0.23)      (0.52)       (0.10)
                                                       -------      -------      ------       -------     -------       ------
Net asset value, end of period ......................   $12.67      $ 11.82      $10.55       $ 12.66     $ 11.82       $10.54
                                                       =======      =======      ======       =======     =======       ======
Net assets, end of period (thousands) ...............  $39,593      $21,109      $3,658       $55,929     $28,043       $5,378
Total return * ......................................     +9.6%       +18.3%       +6.7%         +9.2%      +17.4%        +6.4%
Ratios to average net assets:
   Expenses .........................................     0.75%**      0.75%       0.74%**       1.50%**     1.50%        1.49%**
   Net investment income ............................     4.34%**      4.81%       4.82%**       3.61%**     4.06%        4.06%**
Portfolio turnover rate .............................       33%          76%         16%           33%         76%          16%
Average Broker Commission Rate ......................  $0.0592      $0.0534         N/A       $0.0592     $0.0534          N/A
Before waiver of management fee, expenses
   absorbed by SBAM and credits earned on custodian
   cash balances, net investment income per share and
   expense ratios would have been:
   Net investment income per share ..................  $  0.23      $  0.44      $ 0.13       $  0.19     $  0.36       $ 0.11
   Expense ratio ....................................     1.24%**      1.61%       1.45%**       2.00%**     2.36%        2.19%**


(a) September 11, 1995, commencement of investment operations, through December 31, 1995.
'SS' Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**   Annualized.

                 See accompanying notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
                  Class C                                                       Class O
------------------------------------------------------------------------------------------------------------------------------
 Six Months                               Six Months
   Ended                                    Ended
  June 30,     Year Ended December 31,     June 30,                               Year Ended December 31,
   1997        -----------------------       1997            -----------------------------------------------------------------
(unaudited)      1996          1995       (unaudited)          1996          1995          1994           1993          1992
------------------------------------------------------------------------------------------------------------------------------
 $ 18.86       $ 16.61        $13.61       $  18.90         $  16.61      $  13.63      $  15.60       $  16.10      $  17.10
 -------       -------        ------       --------         --------      --------      --------       --------      --------
    0.02          0.07          0.09           0.11             0.25          0.27          0.27           0.32          0.41

    2.70          4.60          4.55           2.71             4.62          4.48         (0.48)          2.03          0.79
 -------       -------        ------       --------         --------      --------      --------       --------      --------
    2.72          4.67          4.64           2.82             4.87          4.75         (0.21)          2.35          1.20
 -------       -------        ------       --------         --------      --------      --------       --------      --------
   (0.02)        (0.09)        (0.14)         (0.05)           (0.25)        (0.27)        (0.27)         (0.33)        (0.41)

   (0.21)        (2.33)        (1.50)         (0.21)           (2.33)        (1.50)        (1.49)         (2.52)        (1.79)
 -------       -------        ------       --------         --------      --------      --------       --------      --------
   (0.23)        (2.42)        (1.64)         (0.26)           (2.58)        (1.77)        (1.76)         (2.85)        (2.20)
 -------       -------        ------       --------         --------      --------      --------       --------      --------
 $ 21.35       $ 18.86        $16.61       $  21.46         $  18.90      $  16.61      $  13.63       $  15.60      $  16.10
 =======       =======        ======       ========         ========      ========      ========       ========      ========
 $ 8,030       $ 1,959        $  306       $580,720         $518,361      $428,950      $348,214       $386,147      $370,350
   +14.5%        +29.3%        +34.5%         +15.1%           +30.6%        +35.4%         -1.3%         +15.1%         +7.4%

    1.69%**       1.80%         1.68%          0.68%**          0.76%         0.69%         0.69%          0.68%         0.68%
    0.36%**       0.23%         0.66%          1.29%**          1.36%         1.67%         1.75%          1.90%         2.47%
      30%           58%           86%            30%              58%           86%           66%            79%           48%
 $0.0600       $0.0593           N/A       $ 0.0600         $ 0.0593           N/A           N/A            N/A           N/A


-----------------------------------------------------------------------------------------------------------
                        Class C                                                 Class O
-----------------------------------------------------------------------------------------------------------
        Six Months                                           Six Months
          Ended            Year            Period              Ended              Year          Period
         June 30,         Ended             Ended             June 30,            Ended          Ended
           1997         December 31,     December 31,           1997           December 31,    December 31,
       (unaudited)         1996            1995(a)          (unaudited)           1996           1995(a)
-----------------------------------------------------------------------------------------------------------
        $ 11.85          $ 10.56           $10.00             $ 11.88           $ 10.57          $10.00
        -------          -------           ------             -------           -------          ------
           0.22             0.46             0.14                0.29              0.57            0.17

           0.86             1.35             0.51                0.86              1.39            0.52
        -------          -------           ------             -------           -------          ------
           1.08             1.81             0.65                1.15              1.96            0.69
        -------          -------           ------             -------           -------          ------
          (0.21)           (0.42)           (0.08)              (0.27)            (0.55)          (0.11)

          (0.02)           (0.10)           (0.01)              (0.02)            (0.10)          (0.01)
        -------          -------           ------             -------           -------          ------
          (0.23)           (0.52)           (0.09)              (0.29)            (0.65)          (0.12)
        -------          -------           ------             -------           -------          ------
        $ 12.70          $ 11.85           $10.56             $ 12.74           $ 11.88          $10.57
        =======          =======           ======             =======           =======          ======
        $11,263          $ 3,445           $  445             $ 1,085           $   213          $4,494
           +9.2%           +17.5%            +6.5%               +9.8%            +19.0%          +6.9%

           1.50%**          1.50%            1.51%**             0.51%**           0.50%           0.51%**
           3.59%**          4.07%            4.26%**             4.73%**           5.13%           5.30%**
             33%              76%              16%                 33%               76%             16%
        $0.0592          $0.0534              N/A             $0.0592           $0.0534             N/A




        $  0.19          $  0.36           $ 0.11             $  0.26           $  0.47          $ 0.15
           1.99%**          2.36%            2.22%**             1.00%**           1.36%           1.22%**


                 See accompanying notes to financial statements

Selected data per share of capital stock outstanding throughout each period:


HIGH YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A                                        Class B
---------------------------------------------------------------------------------------------------------------------------------
                                  Six Months Ended                             Six Months Ended
                                      June 30,      Year Ended   Period Ended       June 30,       Year Ended     Period Ended
                                        1997       December 31,   December 31,        1997         December 31,   December 31,
                                    (unaudited)        1996         1995(a)        (unaudited)         1996          1995(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period $  11.54        $ 10.53       $ 10.00          $  11.53         $  10.53      $ 10.00
                                     --------        -------       -------          --------         --------      -------
Net investment income...............     0.52           1.10          0.92              0.48             1.02         0.85
Net gain on investments
   (both realized and unrealized)...     0.32           1.11          0.67              0.32             1.11         0.68
                                     --------        -------       -------          --------         --------      -------
   Total from investment operations.     0.84           2.21          1.59              0.80             2.13         1.53
                                     --------        -------       -------          --------         --------      -------
Dividends from net investment income    (0.56)         (1.10)        (0.91)            (0.53)           (1.03)       (0.85)
Distributions from net realized
   gain on investments.............     (0.02)         (0.10)        (0.15)            (0.02)           (0.10)       (0.15)
                                     --------        -------       -------          --------         --------      -------
Total dividends and distributions...    (0.58)         (1.20)        (1.06)            (0.55)           (1.13)       (1.00)
                                     --------        -------       -------          --------         --------      -------
Net asset value, end of period...... $  11.80        $ 11.54       $ 10.53          $  11.78         $  11.53      $ 10.53
                                     ========        =======       =======          ========         ========      =======
Net assets, end of period
   (thousands)...................... $122,608        $65,935       $10,789          $212,766         $106,797      $10,108
Total return*.......................     +7.4%         +21.9%        +16.6%             +6.9%           +21.2%       +15.7%
Ratios to average net assets:
   Expenses.........................     1.24%**        1.24%         1.24%**           1.99%**          1.99%        1.96%**
   Net investment income............     8.71%**        9.38%        10.58%**           7.94%**          8.49%        9.53%**
Portfolio turnover rate.............       29%            85%          109%               29%              85%         109%
Before applicable waiver of
   management fee and credits earned
   on custodian cash balances, net
   investment income per share and
   expense ratios would have been:
     Net investment income per share $   0.52        $  1.09       $  0.87          $   0.48         $   1.01      $  0.80
     Expense ratio..................     1.27%**        1.50%         1.80%**           2.01%**          2.24%        2.51%**







STRATEGIC BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A                                        Class B
---------------------------------------------------------------------------------------------------------------------------------
                                  Six Months Ended                             Six Months Ended
                                      June 30,      Year Ended   Period Ended       June 30,       Year Ended     Period Ended
                                        1997'SS'   December 31,   December 31,        1997'SS'     December 31,   December 31,
                                    (unaudited)        1996'SS'     1995(a)        (unaudited)         1996'SS'      1995(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period $  10.83        $ 10.53       $ 10.00          $  10.82         $  10.53      $ 10.00
                                     --------        -------       -------          --------         --------      -------
Net investment income...............     0.39           0.87          0.84              0.35             0.79         0.76
Net gain on investments
   (both realized and unrealized)...     0.18           0.55          0.78              0.19             0.53         0.79
                                     --------        -------       -------          --------         --------      -------
   Total from investment operations.     0.57           1.42          1.62              0.54             1.32         1.55
                                     --------        -------       -------          --------         --------      -------
Dividends from net investment
   income..........................     (0.50)         (0.94)        (0.85)            (0.46)           (0.85)       (0.78)
Dividends in excess of net
   investment income...............        --          (0.01)           --                --            (0.01)          --
Distributions from net realized
   gain on investments............      (0.01)         (0.17)        (0.24)            (0.01)           (0.17)       (0.24)
                                     --------        -------       -------          --------         --------      -------
   Total dividends and distributions    (0.51)         (1.12)        (1.09)            (0.47)           (1.03)       (1.02)
                                     --------        -------       -------          --------         --------      -------
Net asset value, end of period...... $  10.89        $ 10.83       $ 10.53          $  10.89         $  10.82      $ 10.53
                                     ========        =======       =======          ========         ========      =======
Net assets, end of period
   (thousands)...................... $ 13,784        $ 8,345       $   513          $ 28,015         $ 14,291      $ 1,879
Total return*.......................     +5.4%         +14.1%        +16.8%             +5.1%           +13.0%       +16.1%
Ratios to average net assets:
   Expenses.........................     1.25%**        1.24%         1.23%**           1.99%**          1.98%        1.97%**
   Net investment income............     7.36%**        8.09%         9.51%**           6.55%**          7.34%        8.75%**
Portfolio turnover rate.............       52%           122%          161%               52%             122%         161%
Before waiver of management fee,
   expenses absorbed by SBAM and
   credits earned on custodian cash
   balances, net investment income
   per share and expense ratios
   would have been:
     Net investment income per share $   0.37        $  0.79       $  0.76          $   0.33         $   0.71      $  0.69
     Expense ratio..................     1.60%**        1.98%         2.11%**           2.34%**          2.73%        2.85%**


(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
'SS' Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**   Annualized.

                 See accompanying notes to financial statements


------------------------------------------------------------------------------------------------
                           Class C                                     Class O
------------------------------------------------------------------------------------------------
       Six Months Ended                            Six Months Ended
           June 30,      Year Ended   Period Ended     June 30,      Year Ended   Period Ended
             1997       December 31,  December 31,       1997       December 31,  December 31,
          (unaudited)       1996         1995(a)      (unaudited)       1996'SS'      1995(a)
------------------------------------------------------------------------------------------------
          $ 11.52         $ 10.53        $10.00        $11.53          $10.54        $10.00
          -------         -------        ------        ------          ------        ------
             0.48            1.02          0.85          0.53            1.16          0.95

             0.32            1.10          0.68          0.33            1.05          0.67
          -------         -------        ------        ------          ------        ------
             0.80            2.12          1.53          0.86            2.21          1.62
          -------         -------        ------        ------          ------        ------
            (0.53)          (1.03)        (0.85)        (0.57)          (1.12)        (0.93)
            (0.02)          (0.10)        (0.15)        (0.02)          (0.10)        (0.15)
          -------         -------        ------        ------          ------        ------
            (0.55)          (1.13)        (1.00)        (0.59)          (1.22)        (1.08)
          -------         -------        ------        ------          ------        ------
          $ 11.77         $ 11.52        $10.53        $11.80          $11.53        $10.54
          =======         =======        ======        ======          ======        ======
          $38,064         $13,773        $1,274        $1,855          $  393        $7,854
             +7.0%          +21.1%        +15.8%         +7.6%          +22.0%        +16.8%

             1.99%**         1.99%         1.98%**       0.99%**         0.99%         1.00%**
             7.91%**         8.43%         9.61%**       8.93%**        10.64%        10.59%**
               29%             85%          109%           29%             85%          109%



          $  0.48         $  1.01        $ 0.80        $ 0.53          $ 1.13        $ 0.90
             2.01%**         2.24%         2.54%**       1.01%**         1.24%         1.55%**







------------------------------------------------------------------------------------------------
                           Class C                                     Class O
------------------------------------------------------------------------------------------------
       Six Months Ended                            Six Months Ended
           June 30,      Year Ended   Period Ended     June 30,      Year Ended   Period Ended
             1997'SS'   December 31,  December 31,       1997'SS'   December 31,  December 31,
          (unaudited)       1996'SS'     1995(a)      (unaudited)       1996'SS'      1995(a)
------------------------------------------------------------------------------------------------
          $ 10.82         $ 10.53        $10.00        $10.82          $10.53        $10.00
          -------         -------        ------        ------          ------        ------
             0.35            0.78          0.77          0.40            0.92          0.87

             0.19            0.54          0.78          0.19            0.51          0.77
          -------         -------        ------        ------          ------        ------
             0.54            1.32          1.55          0.59            1.43          1.64
          -------         -------        ------        ------          ------        ------
            (0.46)          (0.85)        (0.78)        (0.51)          (0.96)        (0.87)
               --           (0.01)           --            --           (0.01)           --
            (0.01)          (0.17)        (0.24)        (0.01)          (0.17)        (0.24)
          -------         -------        ------        ------          ------        ------
            (0.47)          (1.03)        (1.02)        (0.52)          (1.14)        (1.11)
          -------         -------        ------        ------          ------        ------
          $ 10.89         $ 10.82        $10.53        $10.89          $10.82        $10.53
          =======         =======        ======        ======          ======        ======
          $10,303         $ 4,575        $  411        $  340          $3,817        $9,763
             +5.1%          +13.1%        +16.1%         +5.6%          +14.2%        +17.0%

             1.99%**         1.98%         1.99%**       0.95%**         1.00%         0.99%**
             6.52%**         7.26%         8.77%**       7.34%**         8.65%         9.74%**
               52%            122%          161%           52%            122%          161%




          $  0.33         $  0.70        $ 0.70        $ 0.38          $ 0.84        $ 0.79
             2.34%**         2.72%         2.87%**       1.31%**         1.74%         1.87%**



                 See accompanying notes to financial statements

Selected data per share of capital stock outstanding throughout each period:



U.S. GOVERNMENT INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A                                        Class B
---------------------------------------------------------------------------------------------------------------------------------
                                  Six Months Ended                             Six Months Ended
                                      June 30,      Year Ended   Period Ended       June 30,       Year Ended     Period Ended
                                        1997       December 31,   December 31,        1997         December 31,   December 31,
                                    (unaudited)        1996         1995(a)        (unaudited)         1996          1995(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period........................      $10.07         $10.32        $10.00            $10.06           $10.32       $10.00
                                       ------         ------        ------            ------           ------       ------
Net investment income............        0.29           0.54          0.49              0.25             0.46         0.43
Net gain on investments
   (both realized and unrealized)       (0.02)         (0.19)         0.43                --            (0.20)        0.43
                                       ------         ------        ------            ------           ------       ------
   Total from investment
      operations.................        0.27           0.35          0.92              0.25             0.26         0.86
                                       ------         ------        ------            ------           ------       ------
Dividends from net investment
   income........................       (0.29)         (0.54)        (0.49)            (0.26)           (0.46)       (0.43)
Distributions from net realized
   gain on investments...........       (0.01)         (0.06)        (0.10)            (0.01)           (0.06)       (0.10)
Distributions in excess of net
   realized gain on investments..          --             --         (0.01)               --               --        (0.01)
                                       ------         ------        ------            ------           ------       ------
   Total dividends and
      distributions..............       (0.30)         (0.60)        (0.60)            (0.27)           (0.52)       (0.54)
                                       ------         ------        ------            ------           ------       ------
Net asset value, end of period...      $10.04         $10.07        $10.32            $10.04           $10.06       $10.32
                                       ======         ======        ======            ======           ======       ======
Net assets, end of period
   (thousands)...................      $1,676         $1,188        $  278            $1,488           $1,266       $  572
Total return*....................        +2.8%          +3.6%         +9.5%             +2.5%            +2.7%        +8.8%
Ratios to average net assets:
   Expenses......................        0.85%**        0.84%         0.85%**           1.60%**          1.59%        1.60%**
   Net investment income.........        5.80%**        5.22%         5.67%**           5.07%**          4.51%        4.85%**
Portfolio turnover rate..........         172%           365%          230%              172%             365%         230%
Before applicable waiver of
   management fee, expenses
   absorbed by SBAM and credits
   earned on custodian cash
   balances, net investment
   income per share and expense
   ratios would have been:
    Net investment income per
      share.....................       $ 0.23         $ 0.38       $  0.40            $ 0.19            $0.30       $ 0.34
    Expense ratio...............         2.10%**        2.21%         1.90%**           2.85%**          2.96%        2.64%**








NATIONAL INTERMEDIATE MUNICIPAL FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A                                        Class B
---------------------------------------------------------------------------------------------------------------------------------
                                  Six Months Ended                             Six Months Ended
                                      June 30,      Year Ended   Period Ended       June 30,       Year Ended     Period Ended
                                        1997       December 31,   December 31,        1997         December 31,   December 31,
                                    (unaudited)        1996         1995(a)        (unaudited)         1996          1995(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period........................      $10.35         $10.43        $10.00            $10.33           $10.42       $10.00
                                       ------         ------        ------            ------           ------       ------
Net investment income............        0.24           0.48          0.40              0.20             0.40         0.34
Net gain on investments
   (both realized and unrealized)        0.04          (0.06)         0.46              0.03            (0.06)        0.45
                                       ------         ------        ------            ------           ------       ------
   Total from investment
      operations.................        0.28           0.42          0.86              0.23             0.34         0.79
                                       ------         ------        ------            ------           ------       ------
Dividends from net investment
   income........................       (0.24)         (0.48)        (0.40)            (0.20)           (0.41)       (0.34)
Distributions from net realized
   gain on investments...........       (0.01)         (0.02)        (0.03)            (0.01)           (0.02)       (0.03)
                                       ------         ------        ------            ------           ------       ------
   Total dividends and
      distributions..............       (0.25)         (0.50)        (0.43)            (0.21)           (0.43)       (0.37)
                                       ------         ------        ------            ------           ------       ------
Net asset value, end of period...      $10.38         $10.35        $10.43            $10.35           $10.33       $10.42
                                       ======         ======        ======            ======           ======       ======
Net assets, end of period
   (thousands)...................      $  838         $  696        $  569            $  939           $  702       $  432
Total return*....................        +2.7%          +4.2%         +8.7%             +2.3%            +3.4%        +8.0%
Ratios to average net assets:
   Expenses......................        0.75%**        0.75%         0.75%**           1.50%**          1.50%        1.50%**
   Net investment income.........        4.68%**        4.62%         4.63%**           3.92%**          3.88%        3.85%**
Portfolio turnover rate..........           0%            19%           29%                0%              19%          29%
Before applicable waiver of
   management fee, expenses
   absorbed by SBAM and credits
   earned on custodian cash
   balances, net investment
   income per share and expense
   ratios would have been:
      Net investment income per
         share..................      $  0.18         $ 0.35        $ 0.32            $ 0.14           $ 0.27       $ 0.25
      Expense ratio.............         1.99%**        2.02%         1.71%**           2.74%**          2.77%        2.45%**



(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**  Annualized.



                 See accompanying notes to financial statements

------------------------------------------------------------------------------------------------
                           Class C                                     Class O
------------------------------------------------------------------------------------------------
       Six Months Ended                            Six Months Ended
           June 30,      Year Ended   Period Ended     June 30,      Year Ended   Period Ended
             1997       December 31,  December 31,       1997       December 31,  December 31,
         (unaudited)        1996         1995(a)      (unaudited)       1996          1995(a)
------------------------------------------------------------------------------------------------
           $10.05          $10.32        $10.00        $10.06           $10.32        $10.00
           ------          ------        ------        ------           ------        ------
             0.25            0.46          0.43          0.30             0.56          0.52

             0.01           (0.21)         0.43         (0.01)           (0.20)         0.42
           ------          ------        ------        ------           ------        ------
             0.26            0.25          0.86          0.29             0.36          0.94
           ------          ------        ------        ------           ------        ------
            (0.26)          (0.46)        (0.43)        (0.31)           (0.56)        (0.52)

            (0.01)          (0.06)        (0.10)        (0.01)           (0.06)        (0.10)

               --              --         (0.01)           --               --            --
           ------          ------        ------        ------           ------        ------
            (0.27)          (0.52)        (0.54)        (0.32)           (0.62)        (0.62)
           ------          ------        ------        ------           ------        ------
           $10.04          $10.05        $10.32        $10.03           $10.06        $10.32
           ======          ======        ======        ======           ======        ======
           $  352          $  422        $  273        $9,401           $9,375        $9,552
             +2.5%           +2.7%         +8.8%         +2.9%            +3.7%         +9.7%

             1.60%**         1.60%         1.60%**       0.60%**          0.60%         0.60%**
             5.05%**         4.51%         4.92%**       6.09%**          5.53%         5.92%**
              172%            365%          230%          172%             365%          230%



           $ 0.19          $ 0.31        $ 0.34        $ 0.24           $ 0.41        $ 0.42
             2.85%**         2.97%         2.64%**       1.86%**          1.97%         1.64%**



----------------------------------------------------------------------------------------------
                       Class C                                            Class O
----------------------------------------------------------------------------------------------
       Six Months Ended                            Six Months Ended
           June 30,      Year Ended   Period Ended     June 30,      Year Ended   Period Ended
             1997       December 31,  December 31,       1997       December 31,  December 31,
         (unaudited)        1996         1995(a)      (unaudited)       1996          1995(a)
----------------------------------------------------------------------------------------------
           $10.33          $10.42        $10.00       $ 10.34           $10.43        $10.00
           ------          ------        ------       -------           ------        ------
             0.20            0.40          0.34          0.25             0.50          0.42

             0.04           (0.06)         0.45          0.04            (0.07)         0.46
           ------          ------        ------       -------           ------        ------
             0.24            0.34          0.79          0.29             0.43          0.88
           ------          ------        ------       -------           ------        ------
            (0.20)          (0.41)        (0.34)        (0.25)           (0.50)        (0.42)

            (0.01)          (0.02)        (0.03)        (0.01)           (0.02)        (0.03)
           ------          ------        ------       -------           ------        ------
            (0.21)          (0.43)        (0.37)        (0.26)           (0.52)        (0.45)
           ------          ------        ------       -------           ------        ------
           $10.36          $10.33        $10.42       $ 10.37           $10.34        $10.43
           ======          ======        ======       =======           ======        ======
           $  526          $  468        $  271       $10,968           $9,786        $9,675
             +2.4%           +3.4%         +8.0%         +2.9%            +4.3%         +9.0%

             1.50%**         1.50%         1.50%**       0.50%**          0.50%         0.50%**
             3.94%**         3.88%         3.85%**       4.94%**          4.88%         4.86%**
                0%             19%           29%            0%              19%           29%



           $ 0.14          $ 0.27        $ 0.25       $  0.19           $ 0.37        $ 0.34
             2.74%**         2.77%         2.46%**       1.74%**          1.77%         1.46%**




                 See accompanying notes to financial statements

Financial Highlights (concluded)
Selected data per share of capital stock outstanding throughout each period:

NEW YORK MUNICIPAL MONEY FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                           Class A                         Class B
---------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months Ended                Six Months Ended
                                                                     June 30,      Period Ended      June 30,        Period Ended
                                                                       1997        December 31,        1997          December 31,
                                                                   (unaudited)        1996(a)       (unaudited)        1996(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........................      $1.000           $1.000          $1.000          $1.000
                                                                      ------           ------          ------          ------
Net investment income ..........................................       0.017            0.006           0.017           0.006
Dividends from net investment income ...........................      (0.017)          (0.006)         (0.017)         (0.006)
                                                                      ------           ------          ------          ------
Net asset value, end of period .................................      $1.000           $1.000          $1.000          $1.000
                                                                      ======           ======          ======          ======
Net assets, end of period (thousands) ..........................      $2,331             $360             $25             $25
Total return* ..................................................        +1.7%            +0.6%           +1.7%           +0.6%
Ratios to average net assets:
   Expenses ....................................................        0.41%**          0.38%**         0.40%**         0.40%**
   Net investment income .......................................        3.55%**          3.56%**         3.32%**         3.40%**
Before applicable waiver of management fee and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
     Net investment income per share ...........................          --           $0.006              --          $0.006
     Expense ratio .............................................          --             0.39%**           --            0.41%**


CASH MANAGEMENT FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Class A                                  Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended                          Six Months Ended
                                                      June 30,      Year Ended December 31,    June 30,     Year Ended December 31,
                                                        1997        -----------------------      1997       -----------------------
                                                    (unaudited)      1996           1995     (unaudited)       1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...............   $1.000       $1.000         $1.000      $1.000        $1.000       $1.000
                                                       ------       ------         ------      ------        ------       ------
Net investment income ..............................    0.025        0.050          0.044       0.025         0.050        0.043
Dividends from net investment income ...............   (0.025)      (0.050)        (0.044)     (0.025)       (0.050)      (0.043)
                                                       ------       ------         ------      ------        ------       ------
Net asset value, end of period .....................   $1.000       $1.000         $1.000      $1.000        $1.000       $1.000
                                                       ======       ======         ======      ======        ======       ======
Net assets, end of period (thousands) ..............   $9,788       $8,175         $1,756      $3,150        $3,920       $2,238
Total return* ......................................     +2.5%        +5.1%          +4.5%       +2.5%         +5.1%        +4.4%
Ratios to average net assets:

   Expenses ........................................     0.55%**      0.55%          0.55%       0.55%**       0.55%         0.55%
   Net investment income ...........................     5.02%**      4.95%          5.42%       5.02%**       4.95%         5.38%
Before applicable waiver of management fee, expenses
  absorbed by SBAM and credits earned on custodian
  cash balances, net investment income per share
  and expense ratios would have been:
     Net investment income per share ...............   $0.024       $0.047         $0.037      $0.024        $0.047       $0.037
     Expense ratio .................................     0.64%**      0.82%          1.35%       0.64%**       0.82%        1.34%


(a) November 1, 1996, commencement of investment operations, through December 31, 1996.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.
**   Annualized.

                 See accompanying notes to financial statements

----------------------------------------------------------------------------------------------------
            Class C                                   Class O
----------------------------------------------------------------------------------------------------
   Six Months              Six Months
     Ended                    Ended
    June 30,  Period Ended   June 30,                     Year Ended December 31,
      1997    December 31,    1997      ------------------------------------------------------------
  (unaudited)   1996(a)    (unaudited)     1996        1995        1994         1993         1992
----------------------------------------------------------------------------------------------------
    $1.000      $1.000     $  1.000     $  1.000     $  1.000    $  1.000     $  1.000     $  1.000
    ------      ------     --------     --------     --------    --------     --------     --------
     0.017       0.006        0.017        0.032        0.037       0.027        0.023        0.031
    (0.017)     (0.006)      (0.017)      (0.032)      (0.037)     (0.027)      (0.023)      (0.031)
    ------      ------     --------     --------     --------    --------     --------     --------
    $1.000      $1.000     $  1.000     $  1.000     $  1.000    $  1.000     $  1.000     $  1.000
    ======      ======     ========     ========     ========    ========     ========     ========
    $   25      $   25     $231,196     $273,734     $226,549    $269,788     $262,413     $263,685
      +1.7%       +0.6%        +1.7%        +3.3%        +3.7%       +2.7%        +2.3%        +3.1%

      0.40%**     0.40%**      0.41%**      0.53%        0.43%       0.41%        0.41%        0.42%
      3.48%**     3.40%**      3.46%**      3.25%        3.67%       2.63%        2.31%        3.07%



        --      $0.006           --       $0.032       $0.037          --           --           --
        --        0.41%**        --         0.53%        0.45%         --           --           --



------------------------------------------------------------------------------------------------------
              Class C                                             Class O
------------------------------------------------------------------------------------------------------
   Six Months                        Six Months
    Ended                              Ended
   June 30,  Year Ended December 31,  June 30,                   Year Ended December 31,
     1997    -----------------------    1997     -----------------------------------------------------
  (unaudited)   1996        1995    (unaudited)    1996        1995       1994        1993       1992
------------------------------------------------------------------------------------------------------
   $ 1.000    $ 1.000     $ 1.000    $ 1.000     $ 1.000    $ 1.000    $ 1.000     $ 1.000    $ 1.000
   -------    -------     -------    -------     -------    -------    -------     -------    -------
     0.025      0.050       0.043      0.025       0.050      0.055      0.038       0.027      0.033
    (0.025)    (0.050)     (0.043)    (0.025)     (0.050)    (0.055)    (0.038)     (0.027)    (0.033)
   -------    -------     -------    -------     -------    -------    -------     -------    -------
   $ 1.000    $ 1.000     $ 1.000    $ 1.000     $ 1.000    $ 1.000    $ 1.000     $ 1.000    $ 1.000
   =======    =======     =======    =======     =======    =======    =======     =======    =======
   $   436    $   435     $   183    $12,585     $14,225    $ 6,684    $19,127     $15,049    $11,613
      +2.5%      +5.1%       +4.4%      +2.5%       +5.1%      +5.6%      +3.9%       +2.7%      +3.4%

      0.55%**    0.55%       0.55%      0.55%**     0.55%      0.55%      0.61%       0.65%      0.65%
      5.05%**    4.95%       5.40%      5.02%**     4.95%      5.46%      3.79%       2.68%      3.41%



   $ 0.024    $ 0.047     $ 0.036    $ 0.024     $ 0.047    $ 0.047    $ 0.036     $ 0.025    $ 0.030
      0.64%**    0.82%       1.34%      0.64%**     0.82%      1.34%      0.81%       0.85%      0.85%

                 See accompanying notes to financial statements

                     [This page intentionally left blank]

Portfolio of Investments (December 31, 1996)

SALOMON BROTHERS ASIA GROWTH FUND

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares     Description                                                                      (Note 1a)
-----------------------------------------------------------------------------------------------------
           Common Stocks -- 91.7%
           Hong Kong -- 32.3%
 53,600    Asia Satellite Telecommunications Holdings*....................................$  124,393
116,000    ASM Pacific Technology.........................................................    89,986
 15,800    Bank of East Asia Hong Kong....................................................    70,272
 14,000    Cheung Kong....................................................................   124,442
 59,000    Cheung Kong Infrastructure*....................................................   156,377
162,000    China Overseas Land & Investment...............................................    82,210
 85,000    China Resources Beijing Land*..................................................    53,850
 78,000    China Resources Enterprises....................................................   175,474
 70,000    Cosco Pacific..................................................................    81,453
 19,000    Dickson Concepts International.................................................    71,239
 48,000    First Pacific..................................................................    62,370
 62,000    Giordano Holdings..............................................................    52,906
 86,000    Guang Nan Holdings.............................................................    73,941
  4,900    Guangdong Tannery*.............................................................     1,235
  3,000    HSBC Holdings..................................................................    64,193
 20,000    Hutchison Whampoa..............................................................   157,088
 36,000    Hysan Development..............................................................   143,358
115,000    Kerry Properties*..............................................................   315,211
 17,000    New World Development..........................................................   114,843
150,000    Qingling Motors................................................................    82,908
 18,000    Shanghai Industrial Holdings*..................................................    65,628
290,000    Shanghai Petrochemical.........................................................    88,112
172,000    USI Holdings...................................................................    80,057
                                                                                          ----------
                                                                                           2,331,546
                                                                                          ----------

           India -- 9.9%
 22,300    Arvind Mills-- GDR.............................................................   101,465
  7,200    Ashok Leyland-- GDR............................................................    67,680
  8,000    Gujarat Ambuja Cements-- GDR...................................................    68,800
  6,000    Industrial Credit & Investment-- GDR...........................................    58,500
 10,000    Mahindra & Mahindra-- GDR......................................................   117,500
  5,100    Reliance Industries-- GDR......................................................    61,200
  7,950    State Bank of India-- GDR......................................................   138,092
  9,400    Tata Engineering & Locomotive-- GDR............................................    99,875
                                                                                          ----------
                                                                                             713,112
                                                                                          ----------

           Indonesia -- 3.2%
 37,500    Lippo Karawaci (a)*............................................................    42,866
 50,000    PT Inti Indorayon Utama (a)....................................................    37,045
 78,000    PT Lippo Life Insurance (a)....................................................    71,825
 44,000    PT Telekomunikasion (a)........................................................    75,910
                                                                                          ----------
                                                                                             227,646
                                                                                          ----------

           Korea -- 4.7%
  3,800    Dong Ah Construction...........................................................    80,947
  1,500    Hanwha Chemical................................................................    11,627
  4,532    Korea Mobile Telecommunications--ADR*..........................................    58,350
  4,800    LG Electronics.................................................................    60,781
  1,400    LG Information & Communication.................................................    89,467
  2,740    Shinhan Bank...................................................................    37,290
                                                                                          ----------
                                                                                             338,462
                                                                                          ----------


                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares     Description                                                                      (Note 1a)
-----------------------------------------------------------------------------------------------------

           Malaysia -- 14.3%
 13,000    Ekran..........................................................................$   54,563
 26,000    IJM, Class A...................................................................    61,255
 67,000    IOI............................................................................   102,934
 12,000    Kian Joo Can Factory...........................................................    66,521
 25,000    Land & General Holdings........................................................    59,889
 35,000    Leader Universal Holdings......................................................    73,451
 14,000    Malakoff.......................................................................    68,739
 40,000    MBM Resources..................................................................    85,528
 76,000    Pernas International Holdings..................................................    92,687
 16,000    Rashid Hussein.................................................................   105,801
 63,000    Renong.........................................................................   111,756
 17,000    United Engineers...............................................................   153,475
                                                                                          ----------
                                                                                           1,036,599
                                                                                          ----------

           Pakistan -- 0.4%
  4,420    Pakistan State Oil.............................................................    28,562
                                                                                          ----------

           Philippines -- 3.6%
137,000    Ayala Land, Series B...........................................................   156,275
125,000    Belle*.........................................................................    34,696
 78,000    Pilipino Telephone.............................................................    65,989
                                                                                          ----------
                                                                                             256,960
                                                                                          ----------

           Singapore -- 8.1%
  8,000    Cycle & Carriage...............................................................    97,763
 13,000    Hong Leong Finance (a).........................................................    45,151
 20,000    Sembawang......................................................................   105,767
  2,500    Singapore Press Holdings (a)...................................................    49,310
 15,000    United Overseas Bank (a).......................................................   167,226
 42,000    Wing Tai Holdings..............................................................   120,060
                                                                                          ----------
                                                                                             585,277
                                                                                          ----------

           Sri Lanka -- 0.5%
162,800    Asia Capital*..................................................................    22,240
 26,000    United Motors Lanka............................................................    12,661
                                                                                          ----------
                                                                                              34,901
                                                                                          ----------

           Taiwan -- 10.9%
 31,000    Accton Technology*.............................................................   110,473
 23,000    Cathay Life Insurance..........................................................   146,364
 63,000    China Steel....................................................................    59,105
 54,843    First International Computer*..................................................   104,700
 30,000    Formosa Plastics...............................................................    75,273
 28,000    International Commercial Bank China............................................    85,527
133,000    Pacific Construction*..........................................................   113,655
 71,690    Yang Ming Marine Transport.....................................................    94,891
                                                                                          ----------
                                                                                             789,988
                                                                                          ----------


                 See accompanying notes to financial statements

SALOMON BROTHERS ASIA GROWTH FUND (concluded)

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares     Description                                                                      (Note 1a)
-----------------------------------------------------------------------------------------------------
           Thailand -- 3.8%
 13,650    Bangkok Bank...................................................................$  101,659
 18,000    Dhana Siam Finance (a).........................................................    42,814
 15,000    Property Perfect...............................................................    14,915
 16,800    Thai Farmers Bank..............................................................    81,884
 41,000    Thai Telephone & Telecommunications (a)*.......................................    36,770
                                                                                          ----------
                                                                                             278,042
                                                                                          ----------

           Total Common Stocks
             (cost $6,667,747)............................................................ 6,621,095
                                                                                          ----------
           Warrants* -- 2.6%

370,000    China Resources, expires 08/28/97..............................................    53,578
126,000    Credit Lyonnais Finance, expires 10/23/97......................................    36,654
2,050,000  Guandong Investments Call, expires 11/27/97....................................    51,419
800,000    Lai Sun Call, expires 11/13/97.................................................    22,755
120,000    Shanghai & Shenzen, expires 11/20/97...........................................    25,680
                                                                                          ----------

           Total Warrants
             (cost $116,053)..............................................................   190,086
                                                                                          ----------

Contracts
---------
           Purchased Options* -- 0.8%
 48,000    Hysan Call (expiring 01/17/97, exercise price $25.3575)........................    33,822
    401    Hang Seng Index OTC Put (expiring 4/2/97, exercise price 13,500 HKD)...........    26,441
                                                                                          ----------
           Total Purchased Options
             (cost $34,452)...............................................................    60,263
                                                                                          ----------
           Total Investments -- 95.1%
             (cost $6,818,252)............................................................ 6,871,444
           Other assets in excess of liabilities -- 4.9%..................................   353,924
                                                                                          ----------
           Net Assets -- 100.0% ..........................................................$7,225,368
                                                                                          ==========




*   Non-income producing security.
(a) Foreign Shares
Abbreviations used in this statement:
ADR     American Depository Receipt
GDR     Global Depository Receipt
HKD     Hong Kong Dollar
OTC     Over The Counter







                 See accompanying notes to financial statements

SALOMON BROTHERS CAPITAL FUND INC

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Common Stock -- 93.6%
          Basic Industries -- 5.0%
  25,000  Guilford Mills...............................................................  $   665,625
  65,000  Nalco Chemical...............................................................    2,348,125
  60,000  OM Group.....................................................................    1,620,000
  40,000  Steel Dynamics *.............................................................      765,000
  30,000  Union Camp...................................................................    1,432,500
                                                                                         -----------
                                                                                           6,831,250
                                                                                         -----------

          Capital Goods -- 6.2%
  45,000  Fluor........................................................................    2,823,750
  55,000  Gulfstream Aerospace *.......................................................    1,333,750
  50,000  Lear *.......................................................................    1,706,250
  50,000  Tyco International...........................................................    2,643,750
                                                                                         -----------
                                                                                           8,507,500

                                                                                         -----------

          Consumer Cyclicals -- 16.7%
  20,000  Eastman Kodak................................................................    1,605,000
  40,000  Federated Department Stores *................................................    1,365,000
 125,000  Fine Host *..................................................................    2,406,250
  60,000  Ford Motor...................................................................    1,912,500
  25,000  General Motors...............................................................    1,393,750
 192,500  Hollinger....................................................................    1,780,625
  20,000  Hollinger International......................................................      230,000
  30,000  Magna International, Class A.................................................    1,672,500
  40,000  Omnicom Group................................................................    1,830,000
 140,000  Price/Costco *...............................................................    3,517,500
  30,000  Quality Dining *.............................................................      536,250
 100,000  Sears, Roebuck...............................................................    4,612,500
                                                                                         -----------
                                                                                          22,861,875

                                                                                         -----------

          Consumer Non-Cyclicals -- 16.6%
  75,000  Coca-Cola Enterprises........................................................    3,637,500
 400,000  Food Lion....................................................................    4,050,000
 100,000  Hormel Foods.................................................................    2,700,000
 100,000  Kroger *.....................................................................    4,650,000
  15,000  Loews........................................................................    1,413,750
  75,000  Penn Traffic *...............................................................      271,875
  15,000  Philip Morris Companies......................................................    1,689,375
  60,000  Pittston Brink's Group.......................................................    1,620,000
  30,000  Ryland Group.................................................................      412,500
 100,000  Whitman......................................................................    2,287,500
                                                                                         -----------
                                                                                          22,732,500
                                                                                         -----------


                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------

          Energy -- 15.3%
  15,000  Amoco........................................................................  $ 1,207,500
  40,000  Ashland......................................................................    1,755,000
  45,000  Devon Energy.................................................................    1,563,750
  75,000  Holly........................................................................    2,006,250
  20,000  Nuevo Energy *...............................................................    1,040,000
  10,000  Oryx Energy Company *........................................................      247,500
  80,000  Sun..........................................................................    1,950,000
  20,000  Tejas Gas *..................................................................      952,500
  75,000  Ultramar Diamond Shamrock....................................................    2,371,875
 150,000  Union Pacific Resources Group................................................    4,387,500
  90,000  Williams Companies...........................................................    3,375,000
                                                                                         -----------
                                                                                          20,856,875
                                                                                         -----------

          Financial Services -- 10.2%
  20,000  Bank of Boston...............................................................    1,285,000
 100,000  Bank of New York.............................................................    3,375,000
  15,000  Chase Manhattan Bank.........................................................    1,338,750
 100,000  Dime Bancorp *...............................................................    1,475,000
  30,000  Glendale Federal Bank *......................................................      697,500
  15,000  Long Island Bancorp..........................................................      525,000
  40,000  Mercantile Bankshares........................................................    1,280,000
  20,000  MGIC Investment .............................................................    1,520,000
  55,000  Travelers Group..............................................................    2,495,625
                                                                                         -----------
                                                                                          13,991,875
                                                                                         -----------

          Health Care -- 8.4%
  35,000  Aetna........................................................................    2,800,000
  90,000  Columbia/HCA Healthcare......................................................    3,667,500
  20,000  Rhone-Poulenc Rorer..........................................................    1,562,500
  50,000  SmithKline Beecham-- ADR.....................................................    3,400,000
                                                                                         -----------
                                                                                          11,430,000
                                                                                         -----------

          Technology -- 8.4%
  20,000  BA Merchant Services, Class A *..............................................      357,500
  62,000  Electric Fuel *..............................................................      434,000
  45,000  First Data...................................................................    1,642,500
  10,000  International Business Machines..............................................    1,510,000
  90,000  Plantronics *................................................................    4,050,000
 100,000  S3 *.........................................................................    1,625,000
  75,000  Silicon Graphics *...........................................................    1,912,500
                                                                                         -----------
                                                                                          11,531,500

                                                                                         -----------

          Telecommunications & Utilities -- 2.6%
  80,000  AT&T.........................................................................    3,480,000
                                                                                         -----------

          Transportation -- 4.2%
  75,000  Canadian National Railway....................................................    2,850,000
 110,000  Canadian Pacific.............................................................    2,915,000
                                                                                         -----------
                                                                                           5,765,000
                                                                                         -----------

          Total Common Stocks
            (cost $106,691,533)........................................................  127,988,375
                                                                                         -----------


                 See accompanying notes to financial statements

SALOMON BROTHERS CAPITAL FUND INC (concluded)

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Convertible Preferred Stocks -- 2.2%
          Capital Goods--1.1%
  30,000  Crown Cork & Seal 4.50%......................................................   $1,560,000
                                                                                         -----------

          Consumer Cyclicals--1.1%
 125,000  Hollinger International 9.75%................................................    1,437,500
                                                                                         -----------

          Total Convertible Preferred Stocks
            (cost $2,549,313)..........................................................    2,997,500
                                                                                         -----------
Principal
Amount
---------
              Corporate Bonds--1.5%

              Consumer Non-Cyclicals--1.5%
$ 3,500,000   Penn Traffic, 9.625%, due 04/15/05 (cost $1,963,300)......................... 2,021,250

                                                                                           -----------
Contracts
----------
              Purchased Options*--0.1%
         50   S&P Midcap Index Call
                (expiring January 1997, exercise price $240)...............................     76,875
        100   S&P Midcap Index Call
                (expiring January 1997, exercise price $265)...............................      6,875
        100   S&P 500 Index Call
                (expiring January 1997, exercise price $800)...............................      3,750
                                                                                           -----------

              Total Purchased Options
                (cost $148,250)...........................................................      87,500
                                                                                           -----------

              Total Investments--97.4%
                (cost $111,352,396)......................................................  133,094,625
Principal
Amount
---------
              Repurchase Agreement--2.7%

$ 3,667,000   Repurchase Agreement, 6.75%, due 01/02/97, dated
              12/31/96, with UBS Securities, collateralized by
              $3,029,000 U.S. Treasury Bonds, 8.75%, due
              05/15/17 valued at $3,740,815; proceeds: $3,668,375
              (cost $3,667,000)..........................................................    3,667,000
              Liabilities in excess of other assets--(0.1%)..............................     (126,255)
                                                                                          ------------

              Net Assets--100.0%.....................................................     $136,635,370
                                                                                          ============


*   Non-income producing security.
Abbreviation used in this statement:
ADR     American Depository Receipt

                 See accompanying notes to financial statements

SALOMON BROTHERS INVESTORS FUND INC

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Common Stocks--94.7%
          Basic Industries--8.3%
  90,700  Crown Cork & Seal............................................................  $ 4,931,813
  96,000  Du Pont (E.I.) de Nemours....................................................    9,060,000
   7,800  Millennium Chemicals.........................................................      138,450
 150,000  Nalco Chemical...............................................................    5,418,750
 318,000  OM Group.....................................................................    8,586,000
 265,000  Praxair......................................................................   12,223,125
 100,000  Union Camp...................................................................    4,775,000
                                                                                         -----------
                                                                                          45,133,138
                                                                                         -----------

          Capital Goods--8.5%
 100,000  AlliedSignal.................................................................    6,700,000
 115,500  Deere........................................................................    4,692,188
  77,500  General Electric.............................................................    7,662,813
 385,000  Gulfstream Aerospace *.......................................................    9,336,250
 225,000  Tyco International...........................................................   11,896,875
 100,000  York International...........................................................    5,587,500
                                                                                         -----------
                                                                                          45,875,626
                                                                                         -----------

          Consumer Cyclicals--11.4%
 100,000  Eastman Kodak................................................................    8,025,000
 140,000  Federated Department Stores *................................................    4,777,500
  72,000  Ford Motor...................................................................    2,295,000
  80,000  General Motors...............................................................    4,460,000
 366,500  Host Marriott *..............................................................    5,864,000
 195,000  Lear *.......................................................................    6,654,375
  70,000  Magna International, Class A.................................................    3,902,500
 300,000  Price/Costco *...............................................................    7,537,500
 168,200  Sears, Roebuck...............................................................    7,758,225
 105,000  Sherwin-Williams.............................................................    5,880,000
 132,200  U.S. Industries *............................................................    4,544,375
                                                                                         -----------
                                                                                          61,698,475
                                                                                         -----------

          Consumer Non-Cyclicals--9.5%
 191,700  Coca-Cola Enterprises........................................................    9,297,450
 105,000  ConAgra......................................................................    5,223,750
  70,000  Estee Lauder Companies, Class A..............................................    3,561,250
 175,400  Hormel Foods.................................................................    4,735,800
 209,200  Kroger *.....................................................................    9,727,800
  50,000  Loews........................................................................    4,712,500
  99,000  Penn Traffic *...............................................................      358,875
  60,500  Philip Morris Companies......................................................    6,813,813
 250,000  Pittston Brink's Group.......................................................    6,750,000
                                                                                         -----------
                                                                                          51,181,238
                                                                                         -----------





                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Energy--11.8%
 113,500  Amoco........................................................................  $ 9,136,750
  85,000  Chevron......................................................................    5,525,000
  75,000  Dresser Industries...........................................................    2,325,000
  92,700  Mobil........................................................................   11,332,575
  69,000  Royal Dutch Petroleum, 5 Guilder.............................................   11,781,750
 150,000  Suncor.......................................................................    6,206,250
 133,557  TOTAL-- ADR..................................................................    5,375,669
 131,613  Union Pacific Resources Group................................................    3,849,663
 215,700  Williams Companies...........................................................    8,088,750
                                                                                         -----------
                                                                                          63,621,407
                                                                                         -----------

          Financial Services--14.8%
  57,500  ADVANTA, Class B.............................................................    2,350,313
  85,600  American Express.............................................................    4,836,400
  78,300  Associates First Capital.....................................................    3,454,988
 157,500  Bank of Boston...............................................................   10,119,375
 414,400  Bank of New York.............................................................   13,986,000
  29,000  Chase Manhattan Bank.........................................................    2,588,250
 146,000  Dime Bancorp *...............................................................    2,153,500
  73,500  Federal Home Loan Mortgage Corporation.......................................    8,094,188
  57,500  Federal National Mortgage Association........................................    2,141,875
 110,000  Long Island Bancorp..........................................................    3,850,000
  82,500  MGIC Investment..............................................................    6,270,000
 175,000  SunAmerica...................................................................    7,765,625
 277,686  Travelers Group..............................................................   12,599,999
                                                                                         -----------
                                                                                          80,210,513
                                                                                         -----------

          Health Care--11.6%
 106,500  Aetna........................................................................    8,520,000
 120,000  American Home Products.......................................................    7,035,000
 210,000  Astra AB, Class A............................................................   10,378,126
 360,000  Columbia/HCA Healthcare......................................................   14,670,000
 125,000  Rhone-Poulenc Rorer..........................................................    9,765,625
 180,000  SmithKline Beecham-- ADR.....................................................   12,240,000
                                                                                         -----------
                                                                                          62,608,751
                                                                                         -----------

          Real Estate Investment Trusts--5.2%
 235,000  Arden Realty Group...........................................................    6,521,250
 112,000  Beacon Properties............................................................    4,102,000
 150,000  Highwoods Properties.........................................................    5,062,500
 149,500  Patriot American Hospitality.................................................    6,447,188
 178,100  Sun Communities..............................................................    6,144,450
                                                                                         -----------
                                                                                          28,277,388
                                                                                         -----------






                 See accompanying notes to financial statements

SALOMON BROTHERS INVESTORS FUND INC (concluded)

-----------------------------------------------------------------------------------------------------
                                                                                              Value
  Shares  Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------

          Technology--7.4%
  80,000  BA Merchant Services, Class A *..............................................  $ 1,430,000
 162,500  Ceridian *...................................................................    6,581,250
  35,500  DST Systems *................................................................    1,113,813
 379,000  First Data...................................................................   13,833,500
  16,000  First USA Paymentech *.......................................................      542,000
  46,000  International Business Machines..............................................    6,946,000
  30,000  National Data................................................................    1,305,000
  56,600  Plantronics *................................................................    2,547,000
  90,239  Seagate Technology *.........................................................    3,564,441
  75,500  Silicon Graphics *...........................................................    1,925,250
                                                                                         -----------
                                                                                          39,788,254
                                                                                         -----------

          Telecommunications & Utilities--1.3%
 156,400  AT&T.........................................................................    6,803,400
                                                                                         -----------

          Transportation--4.9%
 375,000  Canadian National Railway....................................................   14,250,000
 365,000  Canadian Pacific.............................................................    9,672,500
  45,000  Union Pacific................................................................    2,705,625
                                                                                         -----------
                                                                                          26,628,125
                                                                                         -----------

          Total Common Stocks
            (cost $341,266,581)........................................................  511,826,315

                                                                                         -----------

              Convertible Preferred Stocks--0.5%
              Financial Services--0.5%
     65,000   SunAmerica $3.188 (cost $2,437,500)......................................    2,746,250
                                                                                         -----------
Principal
Amount
--------
              Convertible Corporate Bonds--0.9%

              Consumer Cyclicals--0.4%
$ 2,000,000   Federated Department Stores, 5.00%, due 10/01/03 .........................   2,295,000
                                                                                         -----------

              Financial Services--0.5%
  2,500,000   National Data, 5.00%, due 11/01/03........................................   2,593,750
                                                                                         -----------

              Total Convertible Corporate Bonds
                (cost $4,522,368).......................................................   4,888,750
                                                                                         -----------

              Total Investments--96.1%
                (cost $348,226,449)....................................................  519,461,315

              Repurchase Agreement--3.9%

 21,222,000   Repurchase Agreement, 6.75%, due 01/02/97, dated 12/31/96, with UBS Securities, collateralized by $18,191,000
              U.S. Treasury Bonds, 8.125%, due 8/15/19,
              valued at $21,647,290; proceeds: $21,229,958
              (cost $21,222,000)........................................................  21,222,000
              Liabilities in excess of other assets--(0.0%)............................      (25,489)

                                                                                        ------------
              Net Assets--100.0%....................................................... $540,657,826
                                                                                        ============



*   Non-income producing security.
Abbreviation used in this statement:
ADR     American Depository Receipt

                 See accompanying notes to financial statements

SALOMON BROTHERS TOTAL RETURN FUND

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Common Stocks--44.7%
          Basic Industries--6.5%
   5,000  Aluminum Company of America..................................................   $  318,750
   4,600  Dow Chemical.................................................................      360,525
   7,000  Du Pont (E.I.) de Nemours....................................................      660,625
  10,000  Monsanto.....................................................................      388,750
  16,000  Nalco Chemical...............................................................      578,000
  11,000  Petrolite....................................................................      528,000
  12,000  Union Camp...................................................................      573,000
                                                                                         -----------
                                                                                           3,407,650
                                                                                         -----------

          Capital Goods--2.4%
   4,800  Boeing.......................................................................      510,600
   8,000  Deere........................................................................      325,000
   5,000  Raytheon.....................................................................      240,625
   2,200  Textron......................................................................      207,350
                                                                                         -----------
                                                                                           1,283,575
                                                                                         -----------

          Consumer Cyclicals--5.3%
  13,000  Eastman Kodak................................................................    1,043,250
  14,000  Ford Motor...................................................................      446,250
   5,000  General Motors...............................................................      278,750
   9,100  May Department Stores........................................................      425,425
   7,499  Price/Costco *...............................................................      188,412
  10,000  Ryland Group.................................................................      137,500
   5,700  Sears, Roebuck...............................................................      262,913
                                                                                         -----------
                                                                                           2,782,500
                                                                                         -----------

          Consumer Non-Cyclicals--2.5%
  75,000  Food Lion....................................................................      759,375
   5,000  Philip Morris Companies......................................................      563,125
                                                                                         -----------
                                                                                           1,322,500
                                                                                         -----------

          Energy--8.5%
   6,500  Amoco........................................................................      523,250
  16,000  Dresser Industries...........................................................      496,000
   4,000  Exxon........................................................................      392,000
   2,000  Mobil........................................................................      244,500
   2,000  Royal Dutch Petroleum, 5 Guilder.............................................      341,500
  12,500  Sun..........................................................................      304,688
  20,000  Suncor.......................................................................      827,500
   3,000  Texaco.......................................................................      294,375
  17,000  USX-Marathon Group...........................................................      405,875
  18,000  Williams Companies...........................................................      675,000
                                                                                         -----------
                                                                                           4,504,688
                                                                                         -----------

          Financial Services--5.1%
   8,000  Allstate.....................................................................      463,000
  10,000  Bay View Capital.............................................................      423,750
   2,500  Cigna........................................................................      341,563
   5,300  Citicorp.....................................................................      545,900
  10,000  First Virginia Banks.........................................................      478,750
   6,000  UNUM.........................................................................      433,500
                                                                                         -----------
                                                                                           2,686,463
                                                                                         -----------


                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                                                              Value
Shares    Description                                                                       (Note 1a)
-----------------------------------------------------------------------------------------------------
          Health Care--3.4%
   6,000  Aetna........................................................................   $  480,000
   9,000  American Home Products.......................................................      527,625
  11,200  SmithKline Beecham--ADR.......................................................     761,600
                                                                                         -----------
                                                                                           1,769,225
                                                                                         -----------

          Real Estate Investment Trusts--5.9%
  20,000  Arden Realty Group...........................................................      555,000
  21,000  Beacon Properties............................................................      769,125
  22,000  Highwoods Properties.........................................................      742,500
  15,000  Patriot American Hospitality.................................................      646,875
  18,000  Prentiss Properties Trust *..................................................      450,000
                                                                                         -----------
                                                                                           3,163,500
                                                                                         -----------

          Telecommunications & Utilities--2.8%
   6,000  American Electric Power......................................................      246,750
   5,000  Ameritech....................................................................      303,125
  10,000  AT&T.........................................................................      435,000
  11,000  GTE..........................................................................      500,500
                                                                                         -----------
                                                                                           1,485,375
                                                                                         -----------

          Transportation--2.3%
  32,000  Canadian National Railway....................................................    1,216,000
                                                                                         -----------
          Total Common Stocks
            (cost $19,765,803).........................................................   23,621,476
                                                                                         -----------
          Convertible Preferred Stocks--4.7%

          Basic Industries--0.8%
   3,000  AK Steel Holdings 7.00%......................................................      105,750
   4,000  Boise Cascade $1.58..........................................................      104,500
   4,000  Crown Cork & Seal 4.50%......................................................      208,000
                                                                                         -----------
                                                                                             418,250
                                                                                         -----------

          Consumer Cyclicals--0.5%
  15,000  Hollinger International 9.75%................................................      172,500
   2,000  Host Marriott 6.75%..........................................................      107,250
                                                                                         -----------
                                                                                             279,750
                                                                                         -----------

          Consumer Non-Cyclicals--0.2%
   2,000  James River $3.50............................................................      103,500
                                                                                         -----------

          Energy--2.0%
   2,500  Ashland $3.125...............................................................      171,563
   6,500  Enron 6.25%..................................................................      156,000
  30,000  Mesa 8.00% (a)...............................................................      191,250
   7,500  Sun $1.80....................................................................      188,438
   3,000  Tosco 5.75%..................................................................      154,500
   2,000  Ultramar Diamond Shamrock 5.00%..............................................      123,000
   2,500  USX 6.75%....................................................................       65,938
                                                                                         -----------
                                                                                           1,050,689
                                                                                         -----------




                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                     Interest             Maturity            Value
Shares    Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Financial Services--0.6%
   2,500  Finova Finance Trust 5.50%...................................................     $131,250
   3,000  Glendale Federal Bank 8.75%..................................................      176,250
                                                                                         -----------

                                                                                             307,500
                                                                                         -----------

          Health Care--0.3%
   2,000  Aetna 6.25%..................................................................      158,750
                                                                                         -----------

          Technology--0.3%
   2,000  Microsoft $2.196.............................................................      160,250
                                                                                         -----------
          Total Convertible Preferred Stocks
            (cost $2,284,669)..........................................................    2,478,689
                                                                                         -----------
Principal
Amount
--------
          Corporate Bonds--21.5%

          Basic Industries--3.9%
$100,000  Algoma Steel...............................      12.375%       07/15/05            108,000
 200,000  Alvey Systems..............................      11.375        01/31/03            208,500
 200,000  Clark-Schwebel.............................      10.500        04/15/06            214,000
 100,000  Crown Paper................................      11.000        09/01/05             94,000
 100,000  Foamex.....................................      11.875        10/01/04            106,750
 200,000  Four M.....................................      12.000        06/01/06            208,000
 200,000  Norcal Waste Systems.......................      13.000        11/15/05            221,000
 375,000  Pohang Iron & Steel........................       7.500        08/01/02            385,586
 100,000  Renco Metals...............................      11.500        07/01/03            104,500
 200,000  Southdown..................................      10.000        03/01/06            211,000
 200,000  Specialty Equipment........................      11.375        12/01/03            218,500
                                                                                         -----------
                                                                                           2,079,836
                                                                                         -----------

          Consumer Cyclicals--3.2%
  50,000  Continental Homes Holding..................       6.875        11/01/02             52,938
 150,000  Finlay Fine Jewelry........................      10.625        05/01/03            150,750
 100,000  Guitar Center Management...................      11.000        07/01/06            106,000
 100,000  Herff Jones................................      11.000        08/15/05            107,500
 200,000  Hines Horticulture.........................      11.750        10/15/05            214,000
 100,000  Jitney-Jungle Stores.......................      12.000        03/01/06            105,750
 200,000  Revlon Worldwide (b).......................      10.379        03/15/98            172,000
 100,000  Speedy Muffler King........................      10.875        10/01/06            106,625
 380,000  Stand Credit Card Master Trust.............       7.850        02/07/02            395,675
  50,000  U.S. Home..................................       4.875        11/01/05             44,250
 200,000  Wyndham Hotel..............................      10.500        05/15/06            213,000
                                                                                         -----------
                                                                                           1,668,488
                                                                                         -----------






                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                                Interest         Maturity            Value
Amount    Description                                      Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------

          Consumer Non-Cyclicals--4.8%
$100,000  American Safety Razor......................       9.875%       08/01/05         $  106,250
 100,000  Americold..................................      12.875        05/01/08            103,500
 200,000  Berry Plastics.............................      12.250        04/15/04            221,000
 100,000  Borg-Warner................................       9.125        05/01/03             98,000
 100,000  Carr-Gottstein Foods.......................      12.000        11/15/05            106,750
 100,000  Cobb Theatres..............................      10.625        03/01/03            105,750
 150,000  Doane Products.............................      10.625        03/01/06            159,750
 150,000  Eyecare Centers of America.................      12.000        10/01/03            162,750
 100,000  Iron Mountain..............................      10.125        10/01/06            106,000
 200,000  Jordan Industries..........................      10.375        08/01/03            197,000
 200,000  Radnor Holdings............................      10.000        12/01/03            204,000
 200,000  Rayovac....................................      10.250        11/01/06            206,000
 200,000  Remington Product..........................      11.000        05/15/06            171,000
 100,000  Samsonite..................................      11.125        07/15/05            109,500
 100,000  Selmer.....................................      11.000        05/15/05            108,000
 200,000  Stroh Brewery..............................      11.100        07/01/06            209,500
 200,000  Trump Atlantic City........................      11.250        05/01/06            198,000
                                                                                         -----------
                                                                                           2,572,750
                                                                                         -----------

          Energy--0.8%
 200,000  Cliffs Drilling............................      10.250        05/15/03            212,750
 200,000  National Energy Group......................      10.750        11/01/06            208,000
                                                                                         -----------
                                                                                             420,750
                                                                                         -----------

          Financial Services--4.2%
 495,000  Associates N.A.............................       5.600        01/15/01            477,175
 275,000  Commercial Credit..........................       6.875        05/01/02            277,076
 200,000  Dollar Financial...........................      10.875        11/15/06            207,000
 525,000  Ford Motor Credit..........................       6.250        12/08/05            497,427
 250,000  Mellon Financial...........................       9.750        06/15/01            277,920
 350,000  Nationsbank Credit Card Master Trust.......       6.450        04/15/03            351,313
 100,000  USL Capital................................       8.125        02/15/00            104,450
                                                                                         -----------
                                                                                           2,192,361
                                                                                         -----------

          Health Care--0.8%
 300,000  Aetna......................................       7.625        08/15/26            302,502
 100,000  Fresenius Medical Care.....................       9.000        12/01/06            101,750
                                                                                         -----------
                                                                                             404,252
                                                                                         -----------

          Media--1.7%
 200,000  American Media Operation...................      11.625       11/15/04             215,000
 200,000  Cablevision Systems........................      10.500       05/15/16             206,500
 200,000  Diamond Cable
            (Zero Coupon until 12/15/00, 11.75%
            thereafter) (b)..........................      11.750       12/15/05             144,000
 200,000  Marcus Cable
            (Zero Coupon until 12/15/00, 14.125%
            thereafter) (b)..........................      12.921        12/15/05            141,250
 100,000  SFX Broadcasting...........................      10.750        05/15/06            105,500
 150,000  United International Holdings (b)..........      13.187        11/15/99            106,500
                                                                                         -----------
                                                                                             918,750
                                                                                         -----------

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                               Interest         Maturity            Value
Amount    Description                                     Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Technology--1.1%
$200,000  Exide Electronics Group, including 200 warrants  11.500%       03/15/06        $   219,000
 100,000  Talley Manufacturing & Technology..........      10.750        10/15/03            103,250
 100,000  UNC........................................      11.000        06/01/06            107,500
 150,000  Xilinx.....................................       5.250        11/01/02            149,250
                                                                                         -----------
                                                                                             579,000
                                                                                         -----------

          Telecommunications & Utilities--1.0%
 200,000  Arch Communications Group
            (Zero Coupon until 03/15/01, 10.875%
            thereafter) (b)........................        10.875        03/15/08            114,000
 125,000  ICG Holdings
            (Zero Coupon until 09/15/00, 13.50%
            thereafter) (b).........................       12.725        09/15/05             88,125
 150,000  International CableTel
            (Zero Coupon until 02/01/01, 11.500%
            thereafter) (b).........................       11.804        02/01/06            102,000
 200,000  Western Wireless..........................       10.500        06/01/06            209,500
                                                                                         -----------
                                                                                             513,625
                                                                                         -----------
          Total Corporate Bonds
            (cost $11,125,665).......................                                     11,349,812
                                                                                         -----------
          Convertible Corporate Bonds--7.4%

          Basic Industries--0.5%
 150,000  Coeur D'Alene Mines........................      6.375        01/31/04             140,250
 100,000  Inco.......................................      5.750        07/01/04             123,000
                                                                                         -----------
                                                                                             263,250
                                                                                         -----------

          Consumer Cyclicals--2.4%
 100,000  Charming Shoppes...........................      7.500         07/15/06             99,500
 150,000  Federated Department Stores................      5.000         10/01/03            172,125
 125,000  Guilford Mills.............................      6.000         09/15/12            126,875
 750,000  Hollinger (b)..............................      6.607         10/05/13            266,250
 200,000  Home Depot.................................      3.250         10/01/01            195,000
 150,000  Magna International........................      5.000         10/15/02            172,125
  75,000  Price/Costco...............................      5.500         02/28/12             78,750
 150,000  Waban......................................      6.500         07/01/02            163,875
                                                                                         -----------
                                                                                           1,274,500
                                                                                         -----------

          Consumer Non-Cyclicals--0.8%
 450,000  Texas Instruments..........................      6.125         02/01/06            424,665
                                                                                         -----------

          Energy--0.6%
 200,000  Baker Hughes (b)...........................      3.246         05/05/08            151,000
 150,000  Pennzoil...................................      4.750         10/01/03            175,500
                                                                                         -----------
                                                                                             326,500
                                                                                         -----------

          Financial Services--0.7%
  75,000  First Financial Management.................      5.000         12/15/99            129,281
 200,000  Sandoz Capital.............................      2.000         10/06/02            216,000
                                                                                         -----------
                                                                                             345,281
                                                                                         -----------


                 See accompanying notes to financial statements

SALOMON BROTHERS TOTAL RETURN FUND (concluded)

-----------------------------------------------------------------------------------------------------
Principal                                                Interest         Maturity            Value
Amount    Description                                      Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Technology--1.6%
$200,000  Data General...............................      7.750%        06/01/01           $206,000
  50,000  General Signal.............................      5.750         06/01/02             54,750
 150,000  National Data..............................      5.000         11/01/03            155,625
  75,000  Quantum....................................      5.000         03/01/03            104,531
 150,000  S3.........................................      5.750         10/01/03            168,000
 300,000  Silicon Graphics (b).......................      3.836         11/02/13            157,875
                                                                                         -----------
                                                                                             846,781
                                                                                         -----------

          Telecommunications & Utilities--0.5%
 750,000  U.S. Cellular (b)..........................      5.573         06/15/15            250,313
                                                                                         -----------

          Transportation--0.3%
 150,000  Continental Airlines.......................      6.750         04/15/06            165,000
                                                                                         -----------

          Total Convertible Corporate Bonds
            (cost $3,820,099)........................                                      3,896,290
                                                                                         -----------

            U.S. Government & Agency--11.4%
 295,188    Federal Home Loan Mortgage Corporation.....      6.500         03/01/26            282,637
 298,440    Federal Home Loan Mortgage Corporation.....      6.500         03/01/26            285,663
 250,000    Federal National Mortgage Association (c)..      7.000             **              244,766
 250,000    Federal National Mortgage Association......      7.000             **              244,765
  44,838    Federal National Mortgage Association......      6.500         10/01/10             44,181
 297,977    Federal National Mortgage Association......      6.500         10/01/11            292,948
 102,927    Federal National Mortgage Association......      7.500         08/01/23            103,230
  96,652    Federal National Mortgage Association......      7.000         09/01/25             94,603
  89,578    Federal National Mortgage Association......      6.500         12/01/25             85,573
 293,575    Federal National Mortgage Association......      7.000         03/01/26            287,611
 503,209    Federal National Mortgage Association......      6.500         06/01/26            480,082
  94,917    Government National Mortgage Association...      7.500         01/15/23             95,772
 202,380    Government National Mortgage Association...      7.500         03/15/26            202,760
 200,000    U.S. Treasury Bond.........................      7.625         02/15/25            222,156
 710,000    U.S. Treasury Note.........................      6.625         07/31/01            721,317
 540,000    U.S. Treasury Note.........................      6.250         10/31/01            540,508
 950,000    U.S. Treasury Note.........................      5.750         08/15/03            921,496
 325,000    U.S. Treasury Note (d).....................      7.000         07/15/06            337,646
 525,000    U.S. Treasury Note.........................      6.500         10/15/06            527,872
                                                                                           -----------
            Total U.S. Government & Agency
              (cost $6,029,146)........................                                      6,015,586
                                                                                           -----------
            Total Investments--89.7%
              (cost $43,025,382).......................                                     47,361,853

           Repurchase Agreements--9.5%
4,996,000  Repurchase Agreement dated 12/31/96, with J.P.
             Morgan Securities, collateralized by $4,053,000
             U.S. Treasury Bonds, 8.75%, due 08/15/20 valued
             at $5,121,979; proceeds: $4,997,832
             (cost $4,996,000).........................       6.600        01/02/97          4,996,000
           Other assets in excess of liabilities--0.8%.                                        450,898
                                                                                           -----------
           Net Assets--100.0%..........................                                    $52,808,751
                                                                                           ===========

*   Non-income producing security.
**  To be announced.
(a) Security pays payment-in-kind dividends through 09/30/00.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Mortgage Dollar Roll. See Note 1.
(d) Security segregated for mortgage dollar roll.

Abbreviation used in this statement:
ADR     American Depository Receipt

                 See accompanying notes to financial statements

SALOMON BROTHERS HIGH YIELD BOND FUND

-----------------------------------------------------------------------------------------------------
Principal                                                Interest         Maturity            Value
Amount(a) Description                                      Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Corporate Bonds -- 73.8%
          Basic Industries -- 15.1%
1,000,000 Algoma Steel...............................      12.375%       07/15/05         $1,080,000
1,500,000 Alvey Systems..............................      11.375        01/31/03          1,563,750
  500,000 Asia Pulp & Paper International Finance....      11.750        10/01/05            536,250
1,500,000 Clark Materials............................      10.750        11/15/06          1,560,000
1,000,000 Clark-Schwebel.............................      10.500        04/15/06          1,070,000
1,000,000 Commonwealth Aluminum......................      10.750        10/01/06          1,030,000
1,000,000 Crown Paper................................      11.000        09/01/05            940,000
  500,000 Doman Industries Limited...................       8.750        03/15/04            467,500
1,500,000 Foamex.....................................      11.875        10/01/04          1,601,250
  500,000 Forest Oil.................................      11.250        09/01/03            527,500
1,000,000 Freedom Chemical...........................      10.625        10/15/06          1,050,000
1,000,000 ISP Holdings...............................       9.000        10/15/03          1,015,000
1,000,000 Mesa Operating.............................      10.625        07/01/06          1,085,000
3,350,000 NL Industries
            (Zero Coupon until 10/15/98, 13.00%
            thereafter)(b)...........................      11.777        10/15/05          2,881,000
1,000,000 Norcal Waste Systems *.....................      13.000        11/15/05          1,105,000
1,000,000 Pierce Leahy...............................      11.125        07/15/06          1,092,500
1,000,000 Plastic Containers.........................      10.000        12/15/06          1,040,000
1,000,000 Renco Metals...............................      11.500        07/01/03          1,045,000
  500,000 Repap Wisconsin............................       9.875        05/01/06            510,000
1,000,000 Sequa......................................       9.375        12/15/03          1,020,000
  500,000 Southdown..................................      10.000        03/01/06            527,500
1,250,000 Specialty Equipment........................      11.375        12/01/03          1,365,625
1,000,000 Spinnaker Industries.......................      10.750        10/15/06          1,045,000
  500,000 Terex......................................      13.250        05/15/02            542,500
1,500,000 Texas Petrochemical........................      11.125        07/01/06          1,612,500
1,000,000 Valcor.....................................       9.625        11/01/03            945,000
                                                                                         -----------
                                                                                          28,257,875
                                                                                         -----------

          Consumer Cyclicals -- 13.9%
1,000,000 AmeriKing..................................      10.750        12/01/06          1,040,000
1,500,000 Cinemark USA...............................       9.625        08/01/08          1,500,000
1,300,000 Cole National Group........................       9.875        12/31/06          1,339,000
1,500,000 CSK Auto...................................      11.000        11/01/06          1,575,000
2,000,000 Delta Beverage.............................       9.750        12/15/03          2,052,500
1,500,000 E & S Holdings.............................      10.375        10/01/06          1,571,250
1,000,000 Guitar Center Management...................      11.000        07/01/06          1,060,000
1,000,000 Herff Jones................................      11.000        08/15/05          1,075,000
  500,000 Hines Horticulture.........................      11.750        10/15/05            535,000
1,000,000 Hollinger International Publishing.........       9.250        02/01/06            990,000
1,800,000 Lamar Advertising..........................       9.625        12/01/06          1,872,000
1,000,000 Newport News Shipbuilding..................       9.250        12/01/06          1,025,000
3,500,000 Revlon Worldwide(b)........................      11.494        03/15/98          3,010,000
1,000,000 Safelite Glass.............................       9.875        12/15/06          1,032,500
1,500,000 Scholastic Brands..........................      11.000        01/15/07          1,526,250
  500,000 Simmons....................................      10.750        04/15/06            522,500
  500,000 Specialty Retailers........................      11.000        08/15/03            515,000
1,000,000 Speedy Muffler King........................      10.875        10/01/06          1,066,250
1,500,000 Universal Outdoor..........................       9.750        10/15/06          1,548,750
1,000,000 Wyndham Hotel..............................      10.500        05/15/06          1,065,000
                                                                                         -----------
                                                                                          25,921,000
                                                                                         -----------

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                                 Interest         Maturity            Value
Amount(a) Description                                       Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
           Consumer Non-Cyclicals -- 15.1%
  500,000  Americold..................................      12.875%       05/01/08         $  517,500
1,500,000  Berry Plastics.............................      12.250        04/15/04          1,657,500
1,000,000  Big V Supermarkets.........................      11.000        12/15/04            920,000
  500,000  Borg-Warner................................       9.125        05/01/03            490,000
1,000,000  Carr-Gottstein Foods.......................      12.000        11/15/05          1,067,500
  500,000  Cobb Theatres..............................      10.625        03/01/03            528,750
1,000,000  Dade International.........................      11.125        05/01/06          1,085,000
1,500,000  Doane Products.............................      10.625        03/01/06          1,597,500
1,000,000  Ekco Group.................................       9.250        04/01/06            980,000
  750,000  Harvey Casinos.............................      10.625        06/01/06            791,250
1,000,000  Hills Stores...............................      12.500        07/01/03            887,500
  250,000  Hollywood Casino...........................      12.750        11/01/03            240,000
1,300,000  IMED.......................................       9.750        12/01/06          1,322,750
1,000,000  Iron Mountain..............................      10.125        10/01/06          1,060,000
1,000,000  Jordan Industries..........................      10.375        08/01/03            985,000
  250,000  Jordan Industries
            (Zero Coupon until 08/01/98, 11.75%
            thereafter)(b)............................      14.013        08/01/05            198,750
1,000,000  Majestic Star Casino.......................      12.750        05/15/03          1,072,500
1,000,000  Penn Traffic...............................       9.625        04/15/05            577,500
1,000,000  Plastic Specialties........................      11.250        12/01/03          1,040,000
2,000,000  Radnor Holdings............................      10.000        12/01/03          2,040,000
1,500,000  Rayovac....................................      10.250        11/01/06          1,545,000
1,500,000  Remington Product..........................      11.000        05/15/06          1,282,500
  800,000  Rose Hills.................................       9.500        11/15/04            822,000
  500,000  Selmer.....................................      11.000        05/15/05            540,000
1,000,000  Smiths Food & Drug.........................      11.250        05/15/07          1,105,000
  250,000  Specialty Foods............................      11.125        10/01/02            237,500
2,000,000  Stroh Brewery..............................      11.100        07/01/06          2,095,000
1,000,000  Trump Atlantic City........................      11.250        05/01/06            990,000
  500,000  Twin Laboratories..........................      10.250        05/15/06            515,000
                                                                                          -----------
                                                                                           28,191,000
                                                                                          -----------
           Energy -- 4.2%
  500,000  Benton Oil & Gas...........................      11.625        05/01/03            553,750
1,500,000  Cliffs Drilling............................      10.250        05/15/03          1,595,625
2,000,000  Costilla Energy............................      10.250        10/01/06          2,090,000
  750,000  Flores & Rucks.............................       9.750        10/01/06            795,000
1,500,000  National Energy Group......................      10.750        11/01/06          1,560,000
1,250,000  Parker Drilling............................       9.750        11/15/06          1,318,750
                                                                                          -----------
                                                                                            7,913,125
                                                                                          -----------

           Financial Services -- 4.0%
1,000,000  Aames Financial............................       9.125        11/01/03          1,017,500
1,000,000  Dollar Financial...........................      10.875        11/15/06          1,035,000
1,000,000  First Nationwide Escrow....................      10.625        10/01/03          1,080,000
1,400,000  HMH Properties.............................       9.500        05/15/05          1,456,000
1,000,000  Intertek Finance PLC.......................      10.250        11/01/06          1,040,000
2,000,000  Tembec Finance.............................       9.875        09/30/05          1,870,000
                                                                                          -----------
                                                                                            7,498,500
                                                                                          -----------


                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal
Value                                                                     Interest          Maturity
Amount(a) Description                                       Rate            Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
           Health Care -- 1.1%
1,000,000  Fresenius Medical Care.....................       9.000%       12/01/06         $1,017,500
1,000,000  Maxxim Medical.............................      10.500        08/01/06          1,045,000
                                                                                          -----------
                                                                                            2,062,500
                                                                                          -----------

           Media -- 7.1%
2,000,000  Adelphia Communications....................      12.500        05/15/02          2,050,000
  500,000  American Media Operation...................      11.625        11/15/04            537,500
2,000,000  Cablevision Systems........................      10.500        05/15/16          2,065,000
1,500,000  Chancellor Broadcasting....................       9.375        10/01/04          1,515,000
1,500,000  Diamond Cable
             (Zero Coupon until 12/15/00, 11.75%
             thereafter)(b)...........................      11.732        12/15/05          1,080,000
2,750,000  Marcus Cable
             (Zero Coupon until 06/15/00, 14.125%
             thereafter)(b)...........................      13.068        12/15/05          1,942,188
1,000,000  Rogers Cable Systems.......................      10.000        03/15/05          1,072,500
1,500,000  SFX Broadcasting...........................      10.750        05/15/06          1,582,500
1,750,000  United International Holdings(b)...........      12.392        11/15/99          1,242,500
  250,000  Wireless One...............................      13.000        10/15/03            242,500
                                                                                          -----------
                                                                                           13,329,688
                                                                                          -----------

           Technology -- 2.9%
1,000,000  Exide Electronics Group....................      11.500        03/15/06          1,065,000
1,000,000  Mettler Toledo.............................       9.750        10/01/06          1,050,000
1,500,000  Talley Manufacturing & Technology .........      10.750        10/15/03          1,548,750
  500,000  Telex Communications.......................      12.000        07/15/04            557,500
1,000,000  UNC........................................      11.000        06/01/06          1,075,000
                                                                                          -----------
                                                                                            5,296,250
                                                                                          -----------

           Telecommunications & Utilities -- 7.8%
1,000,000  AES........................................      10.250        07/15/06          1,080,000
1,500,000  AES China Generating.......................      10.125        12/15/06          1,567,500
  900,000  Arch Communications Group
            (Zero Coupon until 03/15/01, 10.875%
             thereafter)(b)...........................      10.875        03/15/08            513,000
  500,000  El Paso Electric...........................       9.400        05/01/11            530,000
2,500,000  ICG Holdings
            (Zero Coupon until 09/15/00, 13.50%
             thereafter)(b)...........................      11.712        09/15/05          1,762,500
1,000,000  Intermedia Commission of Florida
            (Zero Coupon until 05/15/01, 12.50%
            thereafter)(b)............................      12.271        05/15/06            680,000
2,250,000  International CableTel
            (Zero Coupon until 02/01/01, 11.500%
            thereafter)(b)............................      11.416        02/01/06          1,530,000
1,810,000  Jacor Communications.......................       9.750        12/15/06          1,846,200
1,000,000  Nextlink...................................      12.500        04/15/06          1,065,000
2,000,000  Paging Network.............................      10.000        10/15/08          2,032,500
1,500,000  Western Wireless...........................      10.500        06/01/06          1,571,250
  600,000  Winstar Communications
            (Zero Coupon until 10/15/00, 14.00%
            thereafter)(b)............................      14.000        10/15/05            370,500
                                                                                          -----------
                                                                                           14,548,450
                                                                                          -----------




                 See accompanying notes to financial statements

--------------------------------------------------------------------------------------------------------------------
      Principal                                                         Interest       Maturity            Value
      Amount(a) Description                                                Rate          Date            (Note 1a)
--------------------------------------------------------------------------------------------------------------------
                Transportation -- 2.6%
      500,000   Airplanes Pass Through Trust .................         10.875%        03/15/19         $  556,250
    2,000,000   Central Transport Rental Group ...............          9.500         04/30/03          1,900,000
      250,000   Petro PSC Properties..........................         12.500         06/01/02            255,000
    1,300,000   Ryder TRS.....................................         10.000         12/01/06          1,355,250
      890,000   Venture Holdings Trust........................          9.750         04/01/04            818,800
                                                                                                      -----------
                                                                                                        4,885,300
                                                                                                      -----------

                Total Corporate Bonds
                  (cost $133,998,075).........................                                        137,903,688
                                                                                                      -----------
                Convertible Corporate Bonds -- 0.1%

                Telecommunications & Utilities -- 0.1%
      300,000   Winstar Communications
                  (Zero Coupon until 10/15/00, 14.00%
                  thereafter)(b) (cost $180,024)..............         14.000         10/15/05            198,000
                                                                                                      -----------
                Sovereign Bonds -- 17.5%

                Argentina -- 2.7%
    3,675,000   Republic of Argentina FRB *...................          6.625         03/31/05          3,201,844
ARP   684,712   Republic of Argentina, BOCON, Pre 1 *(c)......          3.576         04/01/01            593,952
    1,044,668   Republic of Argentina, BOCON, Pre 2 *(c)......          5.375         04/01/01            990,000
      250,000   Republic of Argentina, Par Bond, Series L*....          5.250         03/31/23            157,656
                                                                                                      -----------
                                                                                                        4,943,452
                                                                                                      -----------
                Brazil -- 3.7%
    7,984,933   Federal Republic of Brazil,
                  Capitalization Bond(c) .....................          4.500         04/15/14          5,893,876
    1,500,000   Federal Republic of Brazil,
                  Investment (Exit) Bond .....................          6.000         09/15/13          1,074,375
                                                                                                      -----------
                                                                                                        6,968,251
                                                                                                      -----------
                Bulgaria -- 0.8%
    3,000,000   Republic of Bulgaria FLIRB, Series A * .......          2.250         07/28/12          1,153,125
      750,000   Republic of Bulgaria, Discount Bond,
                  Tranche A * ................................          6.688         07/28/24            426,094
                                                                                                      -----------
                                                                                                        1,579,219
                                                                                                      -----------
                Ecuador -- 2.6%
    6,714,429   Republic of Ecuador, PDI Bond *(c)............          6.500         02/27/15          4,129,374
    1,057,404   Republic of Ecuador, Registered PDI Bond *(c).          6.500         02/27/15            650,304
                                                                                                      -----------
                                                                                                        4,779,678
                                                                                                      -----------
                Mexico -- 2.7%
    2,000,000   United Mexico States, Global Bond.............         11.500         05/15/26          2,115,000
    4,000,000   United Mexico States, Par Bonds, Series A,
                  including 4,000,000 attached warrants.......          6.250         12/31/19          2,932,500
                                                                                                      -----------
                                                                                                        5,047,500
                                                                                                      -----------






                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                            Interest             Maturity            Value
Amount(a) Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Panama -- 2.3%
4,000,000 Government of Panama IRB *.................      3.500%        07/17/14         $2,770,000
2,000,000 Government of Panama, PDI Bond *...........      4.000         07/17/16          1,562,500
                                                                                         -----------
                                                                                           4,332,500
                                                                                         -----------

          Poland -- 0.1%
 350,000  Republic of Poland, RSTA Bond *............      3.250         10/27/24            219,625
                                                                                         -----------

          Russia -- 0.7%
2,000,000 Russian Government IAN(d)..................     --             12/29/49          1,388,750
                                                                                         -----------

          Venezuela -- 1.9%
3,000,000 Republic of Venezuela FLIRB, Series B *....      6.438         03/31/07          2,681,250
1,000,000 Republic of Venezuela FLIRB, Series A *....      6.625         03/31/07            893,750
                                                                                         -----------
                                                                                           3,575,000
                                                                                         -----------

          Total Sovereign Bonds
            (cost $30,135,267).......................                                     32,833,975
                                                                                         -----------
          Loan Participations -- 4.2%

          Morocco -- 3.3%
7,500,000 Kingdom of Morocco, Tranche A *(e)
            (Chase Manhattan Bank, N.A. and
            Morgan Guaranty Trust Company)...........      6.375         01/01/09          6,192,188
                                                                                         -----------

          Russia -- 0.9%
2,000,000 Russian Bank of Foreign Economic Affairs(e)(f)
            (Merrill Lynch International)............     --             12/29/49          1,590,000
                                                                                         -----------
          Total Loan Participations (cost $7,092,194)                                      7,782,188
                                                                                         -----------

Shares
------
          Warrants -- 0.0%
     500  Exide Electronics Group, expires 03/15/06..                                         15,000
     900  In Flight Phone, expires 08/31/02..........                                              0
   2,000  Terex, expires 05/15/02....................                                              0
     750  Wireless One, expires 10/19/00.............                                              0
                                                                                         -----------

          Total Warrants
            (cost $50,391)...........................                                         15,000
                                                                                         -----------

          Total Investments -- 95.6%
            (cost $171,455,951)......................                                    178,732,851



                 See accompanying notes to financial statements

SALOMON BROTHERS HIGH YIELD BOND FUND (concluded)

-----------------------------------------------------------------------------------------------------
Principal
Amount(a)
------------------------------------------------------------------------------------------------------
            Repurchase  Agreement -- 10.6%
19,870,000  Repurchase  Agreement dated 12/31/96,  with J.P.
            Morgan Securities, collateralized by $16,117,000
            U.S. Treasury Bonds, 8.750%, due 08/15/20,
            valued at $20,367,859; proceeds: $19,877,286
            (cost $19,870,000)(g)....................               6.600         01/02/97    19,870,000

            Liabilities in excess of other assets -- (6.2%)                                  (11,704,562)
                                                                                             -----------
            Net Assets-- 100.0%........................                                     $186,898,289
                                                                                             ===========



* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) When and if issued. Security issued pursuant to Russia's Brady Plan debt restructuring. The investment advisor believes that the Brady Plan will be finalized and the related bonds issued. Accordingly, the Fund has marked-to-market its investment in this security at year end.
(e) Participation interest was acquired through the financial institutions indicated parenthetically.
(f) Security is in default.
(g) Held in segregated account as collateral for when and if issued securities. Abbreviations used in this statement:

ARP     Argentinean Peso
FLIRB   Front-Loaded Interest Reduction Bonds
FRB     Floating Rate Bonds
IAN     Interest Arrears Notes
IRB     Interest Reduction Bonds
PDI     Past Due Interest
RSTA    Revolving Short-Term Agreement

                 See accompanying notes to financial statements

SALOMON BROTHERS STRATEGIC BOND FUND

-----------------------------------------------------------------------------------------------------
Principal                                            Interest             Maturity            Value
Amount(a) Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Corporate Bonds--44.0%
          Basic Industries--8.9%
 250,000  Algoma Steel...............................      12.375%       07/15/05          $ 270,000
 250,000  Alvey Systems..............................      11.375        01/31/03            260,625
 250,000  Clark-Schwebel.............................      10.500        04/15/06            267,500
 250,000  Crown Paper................................      11.000        09/01/05            235,000
 250,000  Foamex.....................................      11.875        10/01/04            266,875
 200,000  Forest Oil.................................      11.250        09/01/03            211,000
 400,000  International Semi-Technology
            (Zero Coupon until 08/15/00, 11.50%
            thereafter)(b)...........................      11.737        08/15/03            258,000
 250,000  NL Industries
            (Zero Coupon until 10/15/98, 13.00%
            thereafter)(b)...........................      12.619        10/15/05            215,000
 250,000  Norcal Waste Systems *.....................      13.000        11/15/05            276,250
 250,000  Terex......................................      13.250        05/15/02            271,250
 250,000  Valcor.....................................       9.625        11/01/03            236,250
                                                                                          ----------
                                                                                           2,767,750
                                                                                          ----------

          Consumer Cyclicals--4.4%
 250,000  Hines Horticulture.........................      11.750        10/15/05            267,500
 300,000  Revlon Worldwide (b).......................      11.105        03/15/98            258,000
 250,000  Speedy Muffler King........................      10.875        10/01/06            266,563
 150,000  Universal Outdoor..........................       9.750        10/15/06            154,875
 200,000  U.S. Leasing International.................       8.450        01/25/05            216,276
 200,000  Wyndham Hotel..............................      10.500        05/15/06            213,000
                                                                                          ----------
                                                                                           1,376,214
                                                                                          ----------

          Consumer Non-Cyclicals-- 14.1%
 250,000  Americold..................................      12.875        05/01/08            258,750
 250,000  Berry Plastics.............................      12.250        04/15/04            276,250
 250,000  Cobb Theatres..............................      10.625        03/01/03            264,375
 250,000  Dade International.........................      11.125        05/01/06            271,250
 250,000  Doane Products.............................      10.625        03/01/06            266,250
 200,000  Dole Foods.................................       6.750        07/15/00            199,696
 250,000  Ekco Group.................................       9.250        04/01/06            245,000
 250,000  Eyecare Centers of America.................      12.000        10/01/03            271,250
 125,000  Hollywood Casino...........................      12.750        11/01/03            120,000
 250,000  Iron Mountain..............................      10.125        10/01/06            265,000
 250,000  Jordan Industries
            (Zero Coupon until 08/01/98, 11.75%
            thereafter)(b)...........................      14.013        08/01/05            198,750
 250,000  Radnor Holdings............................      10.000        12/01/03            255,000
 250,000  Rayovac....................................      10.250        11/01/06            257,500
 250,000  Remington Product..........................      11.000        05/15/06            213,750
 250,000  Selmer.....................................      11.000        05/15/05            270,000
 250,000  Smiths Food & Drug.........................      11.250        05/15/07            276,250
 250,000  Stroh Brewery..............................      11.100        07/01/06            261,875
 200,000  Twin Laboratories..........................      10.250        05/15/06            206,000
                                                                                          ----------
                                                                                           4,376,946
                                                                                          ----------

          Energy--3.3%
 200,000  Arkla......................................       8.875        07/15/99            210,088
 250,000  Benton Oil & Gas...........................      11.625        05/01/03            276,875
 250,000  Cliffs Drilling............................      10.250        05/15/03            265,938
 250,000  National Energy Group......................      10.750        11/01/06            260,000
                                                                                          ----------
                                                                                           1,012,901
                                                                                          ----------


                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                            Interest             Maturity            Value
Amount(a) Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Financial Services--0.7%
  60,000  Mellon Financial...........................      9.750%        06/15/01         $   66,701
 150,000  Paine Webber Group.........................      7.000         03/01/00            151,031
                                                                                          ----------
                                                                                             217,732
                                                                                          ----------

          Media--6.1%
 150,000  Adelphia Communications....................      12.500        05/15/02            153,750
 250,000  American Media Operation...................      11.625        11/15/04            268,750
 250,000  Cablevision Systems........................      10.500        05/15/16            258,125
 375,000  Diamond Cable
            (Zero Coupon until 12/15/00, 11.75%
            thereafter)(b)...........................      11.087        12/15/05            270,000
 500,000  Marcus Cable
            (Zero Coupon until 06/15/00, 14.125%
             thereafter)(b) .........................      12.813        12/15/05            353,125
 350,000  People's Choice TV
            (Zero Coupon until 06/01/00, 13.125%
            thereafter)(b)...........................      13.125        06/01/04            147,000
 250,000  SFX Broadcasting...........................      10.750        05/15/06            263,750
 250,000  United International Holdings(b)...........      13.893        11/15/99            177,500
                                                                                          ----------
                                                                                           1,892,000
                                                                                          ----------

          Technology--2.2%
 250,000  Exide Electronics Group....................      11.500        03/15/06            266,250
 150,000  Quest Diagnostic...........................      10.750        12/15/06            157,500
 250,000  Talley Manufacturing & Technology..........      10.750        10/15/03            258,125
                                                                                          ----------
                                                                                             681,875
                                                                                          ----------

          Telecommunications & Utilities--2.6%
 300,000  Arch Communications Group
            (Zero Coupon until 03/15/01, 10.875%
            thereafter)(b)...........................      10.875        03/15/08            171,000
 350,000  ICG Holdings
            (Zero Coupon until 09/15/00, 13.50%
            thereafter)(b)...........................      11.459        09/15/05            246,750
 200,000  Jacor Communications.......................       9.750        12/15/06            204,000
 300,000  Winstar Communications
            (Zero Coupon until 10/15/00, 14.00%
            thereafter)(b)...........................      14.000        10/15/05            185,250
                                                                                          ----------
                                                                                             807,000
                                                                                          ----------

          Transportation -- 1.7%
 250,000  Airplanes Pass Through Trust...............      10.875        03/15/19            278,125
 250,000  Central Transport Rental Group.............       9.500        04/30/03            237,500
                                                                                          ----------
                                                                                             515,625
                                                                                          ----------

          Total Corporate Bonds
            (cost $13,253,361).......................                                     13,648,043
                                                                                          ----------

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
      Principal                                      Interest             Maturity            Value
      Amount(a) Description                            Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
                Convertible Corporate Bonds -- 0.3%
                Telecommunications & Utilities -- 0.3%
     $150,000   Winstar Communications
                  (Zero Coupon until 10/15/00, 14.00%
                  thereafter)(b) (cost $90,011)......      14.000%       10/15/05         $   99,000
                                                                                          ----------
                Sovereign Bonds -- 21.2%

                Argentina -- 2.1%
      522,334   Republic of Argentina, BOCON, Pre 2*(c)     5.375        04/01/01            495,000
      250,000   Republic of Argentina, Par Bond, Series L*  5.250        03/31/23            157,656
                                                                                          ----------
                                                                                             652,656
                                                                                          ----------

                Australia -- 0.1%
AUD    20,000   Government of Australia..............      6.750         11/15/06             15,191
                                                                                          ----------

                Brazil -- 3.5%
    1,486,850   Federal Republic of Brazil,
                  Capitalization Bond(c).............      4.500         04/15/14          1,097,481
                                                                                          ----------

                Bulgaria -- 1.7%
    1,000,000   Republic of Bulgaria FLIRB, Series A*      2.250         07/28/12            384,375
      250,000   Republic of Bulgaria, Discount Bond,
                Tranche A* ..........................      6.688         07/28/24            142,031
                                                                                          ----------
                                                                                             526,406
                                                                                          ----------

                Canada -- 1.9%
CAD   430,000   Government of Canada.................      6.500         08/01/99            328,314
CAD   190,000   Government of Canada.................      7.500         09/01/00            149,613
CAD   160,000   Government of Canada.................      7.000         09/01/01            124,255
                                                                                          ----------
                                                                                             602,182
                                                                                          ----------

                Denmark -- 0.3%
DKK   560,000   Kingdom of Denmark...................      8.000         11/15/01            105,531
                                                                                          ----------

                Ecuador -- 0.9%
      600,000   Republic of Ecuador, Par Bond*.......      6.500         02/28/25            279,750
                                                                                          ----------

                Germany -- 0.4%
DEM   100,000   Government of Germany................      7.500         11/11/04             72,557
DEM    50,000   Government of Germany................      8.250         09/20/01             37,164
                                                                                          ----------
                                                                                             109,721
                                                                                          ----------

                Ireland -- 0.7%
IEP    70,000   Irish Gilts..........................      6.500         10/18/01            120,786
IEP    60,000   Irish Gilts..........................      6.250         04/01/99            102,209
                                                                                          ----------
                                                                                             222,995
                                                                                          ----------

                Korea -- 1.4%
      400,000   Korea Development Bank...............      9.600         12/01/00            440,444
                                                                                          ----------

                Mexico -- 1.8%
      750,000   United Mexico States, Series B,
                  including 750,000 attached warrants      6.250         12/31/19            549,837
                                                                                          ----------




                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
Principal                                            Interest             Maturity            Value
Amount(a) Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
           Panama -- 0.6%
  250,000  Government of Panama IRB *.................      3.500%        07/17/14         $  173,125
                                                                                           ----------

           Poland -- 1.0%
  500,000  Republic of Poland, RSTA Bond*.............      3.250         10/27/24            313,750
                                                                                           ----------

           Russia -- 3.4%
1,500,000  Russian Government IAN (d).................         --         12/29/49          1,041,563
                                                                                           ----------

           Venezuela -- 1.4%
  250,000  Republic of Venezuela DCB, Series DL*......      6.500         12/18/07            220,625
  250,000  Republic of Venezuela FLIRB Series B*......      6.438         03/31/07            223,438
                                                                                           ----------
                                                                                              444,063
                                                                                           ----------

           Total Sovereign Bonds
             (cost $6,097,858)........................                                      6,574,695
                                                                                           ----------
           Loan Participation -- 4.0%

           Morocco -- 4.0%
1,500,000  Kingdom of Morocco, Tranche A * (e)
             (Chase Manhattan Bank, N.A. and
             Morgan Guaranty Trust Company)
             (cost $1,151,408)........................      6.375         01/01/09          1,238,438
                                                                                           ----------

           U.S. Government & Agency -- 24.6%
   19,897  Federal Home Loan Mortgage Corporation.....      6.000         10/01/10             19,233
  540,493  Federal Home Loan Mortgage Corporation.....      7.000         07/01/11            540,369
  288,697  Federal Home Loan Mortgage Corporation.....     10.000         05/15/20            309,717
  200,000  Federal National Mortgage Association(f)...      7.000             **              195,813
   28,523  Federal National Mortgage Association......     13.000         11/15/15             33,684
  117,446  Federal National Mortgage Association......     10.400         04/25/19            126,694
   99,201  Federal National Mortgage Association......      6.500         02/01/26             94,642
  969,571  Federal National Mortgage Assaociation.....      6.500         03/01/26            926,222
2,000,000  U.S. Treasury Bond.........................      5.750         12/31/98          1,995,320
   80,000  U.S. Treasury Bond (g).....................      6.750         08/15/26             80,600
   60,000  U.S. Treasury Note.........................      6.125         05/31/97             60,169
  510,000  U.S. Treasury Note.........................      5.625         02/28/01            499,882
  600,000  U.S. Treasury Note (g).....................      6.250         04/30/01            601,314
  100,000  U.S. Treasury Note.........................      6.500         08/31/01            101,094
  750,000  U.S. Treasury Note.........................      6.125         12/31/01            747,188
  250,000  U.S. Treasury Note (g).....................      5.875         11/15/05            241,055
  480,000  U.S. Treasury Note (g).....................      6.875         05/15/06            494,626
  550,000  U.S. Treasury Note.........................      6.500         10/15/06            553,009
                                                                                           ----------

           Total U.S. Government & Agency
             (cost $7,596,161)........................                                      7,620,631
                                                                                           ----------

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
                                                     Interest             Maturity            Value
Shares    Description                                  Rate                 Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
           Warrants -- 0.0%
      250  Exide Electronics Group, expires 03/15/06..                                     $    7,500
      400  In Flight Phone, expires 08/31/02..........                                              0
    1,000  Terex, expires 05/15/02....................                                              0
                                                                                           ----------

           Total Warrants
             (cost $22,396)...........................                                          7,500
                                                                                           ----------

           Total Investments -- 94.1%
             (cost $28,211,195).......................                                     29,188,307
                                                                                           ----------
Principal
Amount(a)
---------
           Repurchase  Agreements -- 22.2%
3,446,000  Repurchase  Agreement dated 12/31/96,
             with J.P. Morgan Securities,
             collateralized by $2,866,000
             U.S. Treasury Bonds, 8.500%,
             due 02/15/20valued at $3,532,345;
             proceeds: $3,447,264 .........................  6.600%           01/02/97       3,446,000
3,447,000  Repurchase Agreement dated 12/31/96,
             with Merrill Lynch, Pierce, Fenner & Smith,
             collateralized by $2,750,000 U.S. Treasury
             Bonds, 8.875%, due 02/15/19, valued at
             $3,516,563; proceeds: $3,448,245..............  6.500            01/02/97       3,447,000
                                                                                            ----------

           Total Repurchase Agreements
            (cost $6,893,000)..............................                                  6,893,000
                                                                                            ----------

           Liabilities in excess of other assets--(16.3%)                                   (5,053,861)
                                                                                            ----------

           Net Assets-- 100.0%........................                                     $31,027,446
                                                                                            ==========




                 See accompanying notes to financial statements

SALOMON BROTHERS STRATEGIC BOND FUND (concluded)

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                                                                                          Unrealized
           Maturity           Contracts to          In Exchange       Contracts at       Appreciation
             Dates           Receive/Deliver            for               Value         (Depreciation)
-------------------------------------------------------------------------------------------------------
Purchases
         01/22/97            DEM 2,696,748         $1,774,086          $1,755,127           $(18,959)
         01/22/97            DKK   200,634             33,720              34,097                377
         01/22/97            IEP   519,731            858,216             880,373             22,157
         01/22/97            NZD   663,350            466,534             467,520                986
Sales
         01/22/97            AUD    19,327             15,268              15,342                (74)
         01/22/97            CAD   839,558            626,986             613,681             13,305
         01/22/97            DEM 2,695,607          1,760,970           1,754,384              6,586
         01/22/97            DKK   808,055            138,913             137,325              1,588
         01/22/97            IEP   651,650          1,064,055           1,103,830            (39,775)
         01/22/97            NZD   663,350            468,375             467,520                855
                                                                                            --------

                                                                                            $(12,954)
                                                                                            ========

* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
**  To be announced.
(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) When and if issued. Security issued pursuant to Russia's Brady Plan debt restucturing. The investment advisor believes that the Brady Plan will be finalized and the related bonds issued. Accordingly, the Fund has marked-to-market its investment in this security at year end.
(e) Participation interest was acquired through the financial institutions indicated parenthetically.
(f) Mortgage Dollar Roll. See Note 1.
(g) Segregated as collateral for mortgage dollar rolls and when and if issued security.
Abbreviations used in this statement:
DCB     Debt Conversion Bonds
FLIRB   Front-Loaded Interest Reduction Bonds
IAN     Interest Arrears Notes
IRB     Interest Reduction Bonds
RSTA    Revolving Short-Term Agreement
AUD     Australian Dollar
CAD     Canadian Dollar
IEP     Irish Punt
DEM     German Deutschemark
DKK     Danish Krone
NZD     New Zealand Dollar

                 See accompanying notes to financial statements

SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND

---------------------------------------------------------------------------------------------------------
Principal                                                    Interest            Maturity            Value
Amount           Description                                   Rate                Date            (Note 1a)
---------------------------------------------------------------------------------------------------------
U.S. Treasury Notes -- 46.2%

$3,350,000       U.S. Treasury Note (a)                         6.125%          05/31/97         $3,359,414
   550,000       U.S. Treasury Note                             6.625           07/31/01            558,767
   500,000       U.S. Treasury Note                             6.500           08/15/05            503,205
   150,000       U.S. Treasury Note                             5.875           11/15/05            144,633
   575,000       U.S. Treasury Note                             7.000           07/15/06            597,373
   500,000       U.S. Treasury Note                             6.500           10/15/06            502,735
                                                                                                 ----------
                 Total U.S. Treasury Notes
                   (cost $5,662,963).................                                             5,666,127
                                                                                                 ----------
                U.S. Government Agency -- 45.5%

   100,000       Federal Home Loan Bank                         5.940         06/13/00               99,047
    34,574       Federal Home Loan Mortgage Corporation         6.000         07/01/10               33,562
    37,145       Federal Home Loan Mortgage Corporation        11.750         01/01/11               40,943
   198,439       Federal Home Loan Mortgage Corporation         7.000         05/01/11              198,394
   488,099       Federal Home Loan Mortgage Corporation         7.000         07/01/11              487,986
   769,039       Federal Home Loan Mortgage Corporation         7.000         07/01/11              768,862
   375,975       Federal Home Loan Mortgage Corporation         7.000         08/01/11              375,888
       917       Federal Home Loan Mortgage Corporation        11.750         06/01/14                  991
    24,905       Federal Home Loan Mortgage Corporation        11.750         12/01/14               27,976
    35,390       Federal Home Loan Mortgage Corporation        11.750         07/01/15               39,753
    13,857       Federal Home Loan Mortgage Corporation        11.750         01/01/16               15,637
   298,190       Federal Home Loan Mortgage Corporation         8.250         04/01/17              308,522
   316,220       Federal National Mortgage Association          6.500         12/01/03              314,009
 1,300,000       Federal National Mortgage Association(b)       7.000            **               1,272,781
    50,512       Federal National Mortgage Association         14.500         11/01/14               62,304
    23,500       Federal National Mortgage Association         12.500         08/01/15               27,602
   103,547       Federal National Mortgage Association         12.500         09/01/15              119,694
   114,092       Federal National Mortgage Association         13.000         11/15/15              134,735
    40,499       Federal National Mortgage Association         12.000         01/01/16               47,472
    34,658       Federal National Mortgage Association         11.500         04/01/19               39,521
   199,072       Federal National Mortgage Association         11.500         02/01/20              227,004
   245,235       Federal National Mortgage Association         10.500         08/01/20              272,133
    65,319       Federal National Mortgage Association          6.500         04/01/26               62,317
   416,772       Federal National Mortgage Association          6.500         04/01/26              398,138
   200,000       Government National Mortgage Association(b)    7.000         01/22/26              195,938
                                                                                                  ----------
                 Total U.S. Government Agency
                   (cost $5,526,754)                                                              5,571,209
                                                                                                 ----------
                Total Investments -- 91.7%
                  (cost $11,189,717)                                                             11,237,336
                                                                                                 ----------
                Repurchase Agreements -- 18.9%
 1,156,000      Repurchase Agreement dated 12/31/96, with
                  Merrill Lynch, Pierce, Fenner & Smith,
                  collateralized by $925,000 U.S. Treasury Bonds,
                  8.875%, due 02/15/19, valued at $1,182,844;
                  proceeds: $1,156,417                          6.500           01/02/97          1,156,000
 1,156,000      Repurchase Agreement dated 12/31/96, with
                  J.P. Morgan Securities, collateralized
                  by $938,000 U.S. Treasury Bonds, 8.75%,
                  due 08/15/20 valued at $1,185,398;
                  proceeds: $1,156,424                          6.600           01/02/97          1,156,000
                                                                                                 ----------
                Total Repurchase Agreements

                  (cost $2,312,000)...........................                                    2,312,000
                                                                                                 ----------
                Liabilities in excess of other assets -- (10.6%)                                 (1,298,919)
                                                                                                 ----------
                Net Assets-- 100.0%                                                             $12,250,417
                                                                                               ============

(a) A portion of the security held is segregated as collateral for mortgage dollar rolls.
(b) Mortgage Dollar Roll. See Note 1.

**  To be announced.

                 See accompanying notes to financial statements

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND

-----------------------------------------------------------------------------------------------------
Principal                                              Interest           Maturity            Value
Amount    Description                                    Rate               Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Municipal Securities -- 95.9%

          California -- 2.6%
$285,000  Los Angeles, California AMBAC..............      6.000%        08/01/03           $306,224
                                                                                          ----------

          Florida -- 1.6%
 180,000  Florida Housing Finance Agency.............      6.150         07/01/06            184,012
                                                                                          ----------

          Hawaii -- 2.2%
 250,000  Hawaii State Department of Budget & Finance      5.600         07/01/06            256,291
                                                                                          ----------

          Illinois -- 8.6%
 300,000  Chicago, Illinois Metropolitan Water GO....      5.900         12/01/06            322,839
 250,000  Chicago, Illinois O'Hare International Airport   5.000         01/01/02            253,750
 400,000  Illinois Student Assistance Commission.....      6.400         03/01/04            423,960
                                                                                          ----------
                                                                                           1,000,549

                                                                                          ----------

          Indiana -- 12.9%
 500,000  Indiana Health Facilities Finance Authority      5.800         08/15/06            499,595
 300,000  Indiana Secondary Market for Education AMBAC     5.550         12/01/05            303,771

 650,000  Indiana Transportation Finance Authority...      6.250         11/01/03            694,668
                                                                                          ----------
                                                                                           1,498,034
                                                                                          ----------
          Louisiana -- 4.9%
 100,000  Ascension Parish, Louisiana Pollution
            Authority VR.............................      5.100         01/02/97            100,000
 450,000  Louisiana Public Facilities Authority......      6.750         09/01/06            473,837
                                                                                          ----------
                                                                                             573,837
                                                                                          ----------
          Massachusetts -- 3.8%
 400,000  Commonwealth of Massachusetts
            Health & Educational Facilities Authority.     6.500         12/01/05            437,064
                                                                                          ----------
          Mississippi -- 4.0%
 460,000  Mississippi Higher Education...............      6.050         09/01/07            470,704
                                                                                          ----------
          New Jersey -- 4.0%
 450,000  Passaic Valley, New Jersey
           Sewer Commission AMBAC....................      5.750         12/01/07            471,821
                                                                                          ----------
          New York -- 26.7%
 450,000  New York City, New York GO.................      6.500         02/01/02            475,979
 500,000  New York State Dormitory Authority.........      6.000         07/01/06            520,185
 700,000  New York State Dormitory Authority MBIA....      5.600         07/01/06            729,309
 400,000  New York State Dormitory Authority
            (State University of New York)...........      6.625         07/01/04            451,568
 500,000  New York State Mortgage Agency.............      5.900         10/01/06            504,815
 400,000  New York State Thruway Authority MBIA......      6.000         01/01/04            430,716
                                                                                          ----------
                                                                                           3,112,572
                                                                                       ----------
          Ohio -- 2.2%
 250,000  Miami County, Ohio Hospital Facilities.....      5.600         05/15/02            252,323
                                                                                          ----------
          Pennsylvania -- 8.0%
 400,000  Geisinger Authority, Pennsylvania Health
          System....................................       6.000         07/01/01            421,368
 500,000  Monroeville, Pennsylvania Hospital Authority     5.750         10/01/05            510,175
                                                                                          ----------
                                                                                             931,543
                                                                                          ----------

                 See accompanying notes to financial statements

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND (concluded)

------------------------------------------------------------------------------------------------------
Principal                                               Interest           Maturity           Value
Amount    Description                                     Rate               Date           (Note 1a)
------------------------------------------------------------------------------------------------------
          South Carolina -- 7.1%
$750,000  South Carolina State
            Public Service Authority FGIC............      6.500%        01/01/05           $829,680
                                                                                          ----------
          Texas -- 5.6%
 500,000  Austin, Texas Airport Systems MBIA.........      6.500         11/15/05            553,935
 100,000  Lubbock, Texas Health Facilities VR........      5.000         01/02/97            100,000
                                                                                          ----------
                                                                                             653,935
                                                                                          ----------
          Wyoming -- 1.7%
 200,000  Uinta County, Wyoming Pollution Control VR.      5.000         01/02/97            200,000
                                                                                          ----------
          Total Investments -- 95.9%

            (cost $10,832,716).......................                                     11,178,589
          Other assets in excess of liabilities-- 4.1%
            473,862

                                                                                          ----------
          Net Assets-- 100.0%........................                                    $11,652,451
                                                                                          ==========

Abbreviations used in this statement:

AMBAC Insured as to principal and interest by the American Municipal Bond Assurance Corporation. FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
GO     General Obligation.
MBIA   Insured as to principal and interest by the MBIA Insurance Corporation.
VR Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.

                 See accompanying notes to financial statements

SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND

----------------------------------------------------------------------------------------------------
Principal                                                Interest         Maturity            Value
Amount    Description                                      Rate             Date            (Note 1a)
-----------------------------------------------------------------------------------------------------
          Municipal Securities -- 97.1%
          New York -- 93.9%
$150,000  Grand Central District Management
            Association .............................      5.250%        01/01/22         $  139,556
150,000   Metropolitan Transportation Authority
            New York FSA ............................      5.700         07/01/24            149,586
200,000   Nassau County, New York GO FGIC............      5.200         08/01/12            196,598
300,000   New York City, New York GO.................      7.375         08/15/13            332,643
300,000   New York City, New York GO.................      6.750         10/01/17            311,115
100,000   New York City, New York
            Industrial Development Agency VR.........      5.050         01/02/97            100,000
300,000   New York City, New York
            Municipal Water Finance Authority........      6.000         06/15/17            304,122
150,000   New York State Dormitory Authority.........      6.250         07/01/13            152,709
150,000   New York State Dormitory Authority.........      5.875         08/01/16            151,684
150,000   New York State Dormitory Authority.........      5.500         07/01/25            140,984
150,000   New York State Dormitory Authority.........      5.500         05/15/23            138,629
100,000   New York State Dormitory Authority
            (City University System of New York).....      5.750         07/01/18             99,148
140,000   New York State Dormitory Authority
 .          (State University Educational Facilities).      6.000         05/15/17            138,690
200,000   New York State GO..........................      6.000         03/15/20            208,738
200,000   New York State Energy Research &
            Development Authority MBIA ..............      5.500         01/01/21            196,600
100,000   New York State Energy Research &
            Development Authority VR ................      4.400         01/02/97            100,000
100,000   New York State Energy Research &
            Development Authority VR ................      4.750         01/02/97            100,000
250,000   New York State
            Local Government Assistance Corporation..      6.000         04/01/18            254,230
100,000   New York State Medical Care Facilities
            Finance Agency MBIA .....................      5.900         02/15/21            101,969
200,000   New York State Mortgage Agency.............      6.500         04/01/13            209,574
150,000   New York State Thruway Authority...........      6.000         04/01/10            151,382
150,000   New York State
            Urban Development Corporation............      5.500         01/01/14            145,967
150,000   New York State
            Urban Development Corporation............      5.500         01/01/19            143,907
200,000   Port Authority of New York & New Jersey....      5.500         09/01/13            198,690
150,000   Triborough Bridge & Tunnel Authority
            New York ................................      5.500         01/01/17            151,455
200,000   Western Nassau County, New York
            Water Authority AMBAC....................      5.500         05/01/16            198,106
                                                                                          ----------
                                                                                           4,516,082
                                                                                          ----------
          Puerto Rico -- 3.2%
150,000   Commonwealth of Puerto Rico GO.............      6.000         07/01/14            152,168
                                                                                          ----------
          Total Investments -- 97.1%
            (cost $4,560,814)........................                                      4,668,250
          Other assets in excess of liabilities-- 2.9%                                       138,141
                                                                                          ----------
          Net Assets-- 100.0%........................                                     $4,806,391
                                                                                          ==========

Abbreviations used in this statement:
AMBAC Insured as to principal and interest by the American Municipal Bond
      Assurance Corporation.
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
FSA Insured as to principal and interest by the Financial Security Assurance Corporation.
GO    General Obligation.
MBIA  Insured as to principal and interest by the MBIA Insurance Corporation.
VR Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.

                 See accompanying notes to financial statements

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND

------------------------------------------------------------------------------------------------------
                                                     Yield to
Principal                                        Maturity on Date         Maturity            Value
Amount     Description                             of Purchase*             Date            (Note 1a)
------------------------------------------------------------------------------------------------------

           Municipal Securities -- 99.4%

           New York -- 96.8%
$  90,000  Albany County, New York
             Industrial Development Agency VR.........      4.400%        01/02/97         $   90,000
2,265,000  Albany, New York
             Industrial Development Agency PUT........      4.200         07/01/97          2,265,000
2,185,000  Amherst, New York
             Industrial Development Agency VR.........      4.550         01/02/97          2,185,000
3,100,000  Amherst, New York
             Industrial Development Agency PUT........      3.650         05/01/97          3,100,000
1,550,000  Auburn, New York
             Industrial Development Agency VR.........      4.550         01/01/97          1,550,000
  725,000  Babylon, New York
             Industrial Development Agency VR.........      4.550         01/02/97            725,000
1,700,000  Broome County, New York
             Industrial Development Agency VR.........      4.400         01/02/97          1,700,000
1,300,000  Buffalo, New York GO RAN...................      3.600         07/15/97          1,304,430
2,100,000  Chautauqua County, New York
             Industrial Development Agency VR.........      4.550         01/01/97          2,100,000
1,990,000  Chemung County, New York
             Industrial Development Agency VR.........      4.400         01/02/97          1,990,000
  710,000  Colonie, New York
             Housing Development Corporation VR.......      3.650         01/01/97            710,000
  540,000  Colonie, New York
             Industrial Development Agency VR.........      4.400         01/02/97            540,000
1,000,000  Delhi, New York
             Central School District BAN..............      3.900         06/27/97          1,002,788
1,150,000  Dutchess County, New York
             Industrial Development Agency VR.........      4.400         01/02/97          1,150,000
5,000,000  Erie County, New York GO RAN...............      3.600         11/19/97          5,027,644
1,180,000  Erie County, New York
             Industrial Development Agency VR.........      4.400         01/02/97          1,180,000
  410,000  Erie County, New York
             Industrial Development Agency VR.........      4.400         01/02/97            410,000
  326,000  Erie County, New York
             Industrial Development Agency VR.........      4.400         01/02/97            326,000
  300,000  Erie County, New York
             Industrial Development Agency VR.........      4.400         01/02/97            300,000
1,805,000  Fulton County, New York
             Industrial Development Agency VR.........      4.300         01/02/97          1,805,000
  390,000  Geneva, New York
             Industrial Development Authority VR......      4.300         01/02/97            390,000
2,950,000  Islip, New York
             Industrial Development Authority VR......      4.400         01/02/97          2,950,000
1,690,000  Monroe County, New York
             Industrial Development Agency PUT........      3.700         06/01/97          1,690,000
  700,000  Monroe County, New York
             Industrial Development Agency PUT........      4.050         06/15/97            700,000
2,700,000  Monroe County, New York
             Industrial Development Agency VR.........      4.300         01/02/97          2,700,000
3,925,000  Monroe County, New York
             Industrial Development Agency VR.........      4.400         01/02/97          3,925,000


                        See accompanying notes to financial statements

------------------------------------------------------------------------------------------------------
                                                     Yield to
Principal                                        Maturity on Date         Maturity            Value
Amount       Description                           of Purchase*             Date            (Note 1a)
------------------------------------------------------------------------------------------------------
$1,640,000  Monroe County, New York
             Industrial Development Agency VR.........      4.400%        01/02/97         $1,640,000
 6,500,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/01/97          6,500,000
 3,325,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97          3,325,000
 3,140,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97          3,140,000
 2,190,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97          2,190,000
 1,535,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97          1,535,000
 1,420,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97          1,420,000
   885,000  Monroe County, New York
             Industrial Development Agency VR.........      4.550         01/02/97            885,000
 1,800,000  Monroe County, New York
             Industrial Development Agency VR..........     4.600         01/01/97          1,800,000
 2,200,000  Municipal Assistance Corporation,
             New York City, New York...................     3.800         07/01/97          2,202,845
 2,000,000  Municipal Assistance Corporation,
             New York City, New York...................     3.800         07/01/97          2,029,888
   450,000  Nassau County, New York
             Industrial Development Agency VR..........     4.400         01/02/97            450,000
 2,000,000  New York City, New York GO P/R.............     3.670         11/01/97          2,111,442
 5,235,000  New York City, New York GO VR..............     4.500         01/02/97          5,235,000
   400,000  New York City, New York GO VR..............     4.500         01/02/97            400,000
 6,200,000  New York City, New York GO VR..............     5.000         01/02/97          6,200,000
 2,200,000  New York City, New York GO VR..............     5.000         01/02/97          2,200,000
   700,000  New York City, New York GO VR..............     5.000         01/02/97            700,000
   500,000  New York City, New York GO VR..............     5.000         01/02/97            500,000
   500,000  New York City, New York GO VR..............     5.000         01/02/97            500,000
   500,000  New York City, New York GO VR..............     5.000         01/02/97            500,000
   400,000  New York City, New York GO VR..............     5.000         01/02/97            400,000
 2,000,000  New York City, New York GO VR FGIC.........     4.500         01/02/97          2,000,000
10,000,000  New York City, New York
             Housing Development Corporation VR........     4.000         01/02/97         10,000,000
 3,500,000  New York City, New York
             Housing Development Corporation VR........     4.250         01/02/97          3,500,000
15,200,000  New York City, New York
             Housing Development Corporation VR........     4.300         01/02/97         15,200,000
   400,000  New York City, New York
             Housing Development Corporation VR........     4.300         01/02/97            400,000
 2,000,000  New York City, New York
             Housing Development Corporation VR........     4.350         01/02/97          2,000,000
 1,600,000  New York City, New York
             Industrial Development Agency VR..........     4.000         01/01/97          1,600,000
   200,000  New York City, New York
             Industrial Development Agency VR..........     4.100         01/01/97            200,000
 2,000,000  New York City, New York.
             Industrial Development Agency VR..........     4.200         01/02/97          2,000,000
   965,000  New York City, New York
             Industrial Development Agency VR..........     4.300         01/02/97            965,000


                        See accompanying notes to financial statements


------------------------------------------------------------------------------------------------------
                                                     Yield to
Principal                                        Maturity on Date         Maturity            Value
Amount      Description                            of Purchase*             Date            (Note 1a)

------------------------------------------------------------------------------------------------------

$ 1,535,000  New York City, New York
               Industrial Development Agency VR........      4.550%        01/02/97        $ 1,535,000
    700,000  New York City, New York
               Industrial Development Agency VR........      4.550         01/02/97            700,000
    500,000  New York City, New York
               Industrial Development Agency VR........      4.550         01/02/97            500,000
    325,000  New York City, New York
               Industrial Development Agency VR........      4.700         01/02/97            325,000
  1,600,000  New York City, New York
               Industrial Development Agency VR........      4.800         01/02/97          1,600,000
 12,500,000  New York City, New York
               Industrial Development Agency VR........      5.050         01/02/97         12,500,000
  2,205,000  New York City, New York
               Municipal Water Finance Authority P/R.... 3.75-3.80         06/15/97          2,299,323
  1,000,000  New York City, New York
               Municipal Water Finance Authority TECP...     5.000         01/02/97          1,000,000
    500,000  New York City, New York
               Municipal Water Finance Authority VR FGIC     4.700         01/02/97            500,000
  5,000,000  New York City, New York TECP..............      5.000         01/02/97          5,000,000
  9,259,000  New York State, Dormitory Authority TECP..      4.000         02/12/97          9,259,000
  2,500,000  New York State,
               Dormitory Authority VR...................     4.000         01/02/97          2,500,000
 10,500,000  New York State, Energy Research &
               Development Authority VR ................     4.700         01/01/97         10,500,000
  3,400,000  New York State,
               Energy Research & Development
               Authority VR ............................     4.750         01/01/97          3,400,000
  1,020,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97          1,020,000
    820,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97            820,000
    675,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97            675,000
    535,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97            535,000
    315,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97            315,000
     85,000  New York State,
               Job Development Authority VR.............     3.600         01/02/97             85,000
  1,390,000  New York State,
              Job Development Authority VR..............     3.750         01/02/97          1,390,000
  1,160,000  New York State,
              Job Development Authority VR..............     3.750         01/02/97          1,160,000
    700,000  New York State,
              Job Development Authority VR..............     5.000         01/02/97            700,000
    500,000  New York State,
              Job Development Authority VR..............     5.000         01/02/97            500,000
    255,000  New York State,
              Job Development Authority VR..............     5.000         01/02/97            255,000
    100,000  New York State,
              Job Development Authority VR..............     5.000         01/02/97            100,000
  4,700,000  New York State,
              Local Government Assistance
              Corporation VR ...........................     4.000         01/01/97          4,700,000

                        See accompanying notes to financial statements


------------------------------------------------------------------------------------------------------
                                                     Yield to
Principal                                        Maturity on Date         Maturity            Value
Amount    Description                              of Purchase*             Date            (Note 1a)
------------------------------------------------------------------------------------------------------
$ 2,700,000  New York State, Local
              Government Assistance Corporation VR ....      4.000%       01/01/97          $ 2,700,000
  2,000,000  New York State, Local Government
              Assistance Corporation VR ...............      4.000        01/01/97            2,000,000
  1,400,000  New York State,  Local Government
              Assistance Corporation VR ...............      4.000        01/02/97            1,400,000
  2,000,000  New York State,
              Medical Care Facilities P/R..............      3.800        08/15/97            2,099,948
  5,000,000  Niagara County, New York
              Industrial Development Agency TECP.......      3.750        01/08/97            5,000,000
  3,400,000  Niagara County, New York
              Industrial Development Agency TECP.......      3.900        01/10/97            3,400,000
 16,000,000  Niagara County, New York
              Industrial Development Agency TECP.......      3.900        02/05/97           16,000,000
 10,000,000  Niagara County, New York
              Industrial Development Agency VR.........      4.450        01/01/97           10,000,000
  1,045,000  Niagara County, New York
              Industrial Development Agency VR.........      4.550        01/02/97            1,045,000
    400,000  Oneida County, New York
              Industrial Development Agency VR.........      4.250        01/02/97              400,000
  1,760,000  Oneida County, New York
              Industrial Development Agency VR.........      4.550        01/02/97            1,760,000
  3,800,000  Onondaga County, New York
              Industrial Development Agency VR.........      4.500        01/01/97            3,800,000
  1,400,000  Onondaga County, New York
              Industrial Development Agency VR.........      4.500        01/01/97            1,400,000
  3,500,000  Ontario County, New York
              Industrial Development Agency VR.........      5.000        01/02/97            3,500,000
  1,000,000  Port Authority of New York & New
              Jersey VR. ..............................      4.850        01/02/97            1,000,000
  1,500,000  Rockland County, New York
              Industrial Development Agency VR.........      4.550        01/02/97            1,500,000
    260,000  Schoharie County, New York
              Industrial Development Agency VR.........      4.250        01/02/97              260,000
  2,500,000  St. Lawrence County, New York
              Industrial Development Agency VR.........      4.550        01/02/97            2,500,000
  1,450,000  Syracuse, New York
              Industrial Development Agency PUT........      4.050        06/15/97            1,450,000
  3,550,000  Syracuse, New York
              Industrial Development Agency VR.........      4.600        01/01/97            3,550,000
  1,000,000  Triborough Bridge & Tunnel
              Authority New York ......................      3.700        01/01/97            1,000,000

  1,460,000  Warren & Washington Counties, New York
              Industrial Development Agency VR.........      4.300        01/02/97            1,460,000
    310,000  Wyoming County, New York
              Industrial Development Agency VR.........      4.400        01/02/97              310,000
  6,330,000  Wyoming County, New York
              Industrial Development Agency VR.........      4.550        01/02/97            6,330,000
  1,315,000  Yates County, New York
              Industrial Development Agency VR.........      4.300        01/02/97            1,315,000
    920,000  Yonkers, New York
              Industrial Development Agency VR.........      4.400        01/02/97              920,000
                                                                                            -----------
                                                                                            265,518,308
                                                                                            -----------


                        See accompanying notes to financial statements

SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (concluded)

------------------------------------------------------------------------------------------------------
                                                     Yield to
Principal                                        Maturity on Date         Maturity            Value
Amount    Description                              of Purchase*             Date            (Note 1a)
------------------------------------------------------------------------------------------------------
            Puerto Rico -- 2.6%
$7,100,000  Puerto Rico Industrial,
             Tourist, Educational,  Medical
             & Environmental Control
             Facilities VR ....................   4.100%                 01/01/97          $  7,100,000
                                                                                           ------------
            Total Investments -- 99.4%
             (cost $272,618,308)...............                                             272,618,308
            Other assets in excess
             of liabilities-- 0.6% ............                                               1,525,727
                                                                                           ------------
            Net Assets-- 100%..................                                            $274,144,035
                                                                                           ============

* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.

Abbreviations used in this statement:
BAN     Bond Anticipation Note.
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
GO      General Obligation.
P/R     Prerefunded in U.S. Government Securities.
PUT Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.
RAN     Revenue Anticipation Note.
TECP    Tax Exempt Commercial Paper.

                        See accompanying notes to financial statements

SALOMON BROTHERS CASH MANAGEMENT FUND

-------------------------------------------------------------------------------------------------------------------
                                                                    Yield to
Principal                                                        Maturity on Date      Maturity            Value
Amount        Description                                          of Purchase*          Date            (Note 1a)
--------------------------------------------------------------------------------------------------------------------
              Certificates of Deposit -- 9.3%

              Banks -- 9.3%
$1,000,000    Bank Austria............................................    5.380%        01/21/97         $1,000,005
 1,000,000    Mellon Bank N.A.........................................    5.750         02/18/97          1,000,126
   500,000    Rabobank................................................    5.530         02/10/97            500,000
                                                                                                         ----------
              Total Certificates of Deposit
                (cost $2,500,131).....................................                                    2,500,131
                                                                                                         ----------
              Commercial Paper -- 58.5%

              Aerospace & Defense -- 3.7%
 1,000,000    AlliedSignal............................................    5.600          01/27/97           995,956
                                                                                                         ----------
              Banks -- 14.7%
   800,000    ANZ Delaware............................................    5.280         05/12/97            784,628
   800,000    BBL North America.......................................    5.340         01/07/97            799,288
   570,000    Commerzbank U.S. Finance................................    5.350         01/31/97            567,459
   800,000    Nordbanken N.A..........................................    5.380         02/28/97            793,066
 1,000,000    UBS Finance.............................................    5.550         01/21/97            996,917
                                                                                                         ----------
                                                                                                          3,941,358
                                                                                                         ----------
              Chemicals -- 3.7%
 1,000,000    Air Products & Chemicals................................    5.400         03/28/97            987,100
                                                                                                         ----------
              Communications -- 3.7%
 1,000,000    Lucent Technologies.....................................    5.370         04/07/97            985,680
                                                                                                         ----------
              Education -- 3.0%
   800,000    Regents of the University of California.................    5.330         01/17/97            798,105
                                                                                                         ----------

              Financial Services -- 6.6%
 1,000,000    General Electric Capital................................    5.340         06/23/97            974,338
   800,000    Metlife Funding.........................................    5.300         01/27/97            796,938
                                                                                                         ----------
                                                                                                          1,771,276
                                                                                                         ----------
              Food -- 3.0%
   800,000    Heinz (H.J.)............................................    5.400         01/22/97            797,480
                                                                                                         ----------
              Heavy Machinery -- 3.0%
   800,000    Cooperative Association of Tractor Dealers..............    5.550         01/23/97            797,287
                                                                                                         ----------
              Household Products -- 3.7%
 1,000,000    Clorox..................................................    5.350         04/22/97            983,504
                                                                                                         ----------
              Municipal -- 4.5%
   400,000    De Kalb County, Georgia Development Authority...........    5.500         02/04/97            400,000
   400,000    Methodist Hospital (Houston, Texas).....................    5.450         04/01/97            400,000
   400,000    New York City, New York GO..............................    5.550         02/19/97            400,000
                                                                                                         ----------
                                                                                                          1,200,000
                                                                                                         ----------
              Office Equipment -- 3.0%
   800,000    Xerox...................................................    5.300         01/14/97            798,469
                                                                                                         ----------
              Securities Brokers -- 2.9%
   800,000    Goldman Sachs Group.....................................    5.340         02/14/97            794,779
                                                                                                         ----------


                 See accompanying notes to financial statements


----------------------------------------------------------------------------------------------------------------------
                                                                    Yield to
Principal                                                        Maturity on Date      Maturity              Value
Amount        Description                                          of Purchase*          Date             (Note 1a)
----------------------------------------------------------------------------------------------------------------------
              Transportation -- 3.0%
$800,000      Daimler-Benz NA..........................................   5.320%        01/13/97        $   798,581
                                                                                                         ----------
              Total Commercial Paper
                (cost $15,649,575).....................................                                  15,649,575
                                                                                                         ----------
              Floating Rate Notes -- 17.3%
              California -- 1.5%
 400,000      Pasadena, California Certificates of Participation VR ...   5.800         01/07/97            400,000
                                                                                                         ----------
              Florida -- 1.5%
 400,000      Florida Housing Finance Agency VR........................   5.880         01/01/97            400,000
                                                                                                         ----------
              Michigan -- 0.7%
 200,000      Genesis Health Systems VR................................   5.950         01/01/97            200,000
                                                                                                         ----------
              New Jersey -- 1.9%
 285,000      New Jersey Economic Development Authority VR ............   6.230         01/06/97            285,000
 230,000      New Jersey Economic Development Authority VR ............   6.110         01/06/97            230,000
                                                                                                         ----------
                                                                                                            515,000
                                                                                                         ----------
              New York -- 5.8%
 390,000      Fulton County, New York Industrial Development Agency VR..  6.050         01/02/97            390,000
 400,000      Health Insurance Plan, Greater New York VR.                 5.800         01/01/97            400,000
 350,000      New York City, New York Industrial Development Agency VR .  6.000         01/01/97            350,000
 100,000      New York City, New York Industrial Development Agency VR .  6.000         01/01/97            100,000
 300,000      Syracuse, New York GO VR..................................  6.200         01/01/97            300,000
                                                                                                         ----------
                                                                                                          1,540,000
                                                                                                         ----------
              North Carolina -- 1.5%
 390,000      Greensboro, North Carolina GO VR..........................  5.950         01/01/97            390,000
                                                                                                         ----------
              Tennessee -- 1.5%
 400,000      Community Health Systems VR...............................  5.900         01/01/97            400,000
                                                                                                         ----------
              Texas -- 1.4%
 375,000      Texas State GO VR.........................................  5.880         01/01/97            375,000
                                                                                                         ----------
              Virginia -- 1.5%
 400,000      Virginia State, Housing Development Authority VR .........  5.800         01/01/97            400,000
                                                                                                         ----------
              Total Floating Rate Notes
                (cost $4,620,000).......................................                                  4,620,000
                                                                                                         ----------
              Total Investments -- 85.1%
                (cost $22,769,706)......................................                                 22,769,706
                                                                                                         ----------


                 See accompanying notes to financial statements

SALOMON BROTHERS CASH MANAGEMENT FUND (concluded)

----------------------------------------------------------------------------------------------------------------------
                                                                    Yield to
Principal                                                        Maturity on Date      Maturity              Value
Amount        Description                                          of Purchase*          Date             (Note 1a)
----------------------------------------------------------------------------------------------------------------------

              Repurchase  Agreements -- 14.6%
$1,947,134    Repurchase Agreement dated
                12/31/96 with J.P.
                Morgan Securities, collateralized by $1,962,000
                U.S. Treasury Bonds, 6.375%, due 05/15/99
                valued at $1,996,335; proceeds: $1,947,848 ..........      6.600%       01/02/97        $ 1,947,134
 1,947,134    Repurchase Agreement dated 12/31/96 with
                UBS Securities, collateralized by $1,554,000
                U.S. Treasury Bonds, 8.875%, due 02/15/19
                valued at $1,987,178; proceeds: $1,947,837 ..........      6.500        01/02/97          1,947,134
                                                                                                         ----------
              Total Repurchase Agreements
               (cost $3,894,268).....................................                                     3,894,268
                                                                                                         ----------
              Other assets in excess of liabilities  -- 0.3%                                                 91,407
                                                                                                         ----------
              Net Assets-- 100.0% ...................................                                   $26,755,381
                                                                                                         ==========

* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

Abbreviations used in this statement:
GO   General Obligation.

                 See accompanying notes to financial statements

Statements of Assets and Liabilities
December 31, 1996

                                                                    Asia          Capital         Investors
                                                                 Growth Fund       Fund             Fund
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note A) .............................   $   6,871,444   $ 133,094,625    $ 519,461,315
Repurchase agreements, at value and cost ...................              --       3,667,000       21,222,000
Cash (including foreign currency) ..........................         353,589             969              737
Receivable for securities sold .............................              --         771,904               --
Receivable for Fund shares sold ............................          39,181         514,657          396,076
Interest and dividends receivable ..........................           4,079         204,143          600,215
Receivable from investment advisor .........................         132,687              --               --
Deferred organization expense ..............................          86,584              --               --
                                                               -------------   -------------    -------------
Total assets ...............................................       7,487,564     138,253,298      541,680,343
                                                               -------------   -------------    -------------
LIABILITIES:
Payable for:
  Securities purchased .....................................          72,323       1,382,706               --
  Fund shares redeemed .....................................              11           5,605           29,995
  Dividends and distributions declared .....................          92,494              --               --
  Affiliate transactions: ..................................              --              --               --
    Management fees ........................................              --         106,287          688,509
    Service and distribution fees ..........................           9,880             258           25,178
Net unrealized depreciation of forward foreign currency
  contracts ................................................              --              --               --
Accrued expenses and other liabilities .....................          87,488         123,072          278,835
                                                               -------------   -------------    -------------
Total liabilities ..........................................         262,196       1,617,928        1,022,517
                                                               -------------   -------------    -------------
Net assets .................................................   $   7,225,368   $ 136,635,370    $ 540,657,826
                                                               =============   =============    =============
Net assets consist of:
Paid-in capital ............................................   $   6,960,358   $ 112,317,524    $ 363,551,636
Undistributed net investment income or (distributions in
  excess of net investment income) .........................          10,809            (333)           2,113
Accumulated net realized gain (loss) on investments,
  options and foreign currency transactions ................         201,064       2,575,978        5,869,408
Net unrealized appreciation on investments, foreign
  currency transactions and other assets ...................          53,137      21,742,201      171,234,669
                                                               -------------   -------------    -------------
Net assets .................................................   $   7,225,368   $ 136,635,370    $ 540,657,826
                                                               =============   =============    =============
Class A ....................................................   $   3,693,002   $     343,683    $  10,904,980
                                                               =============   =============    =============
Class B ....................................................   $   3,162,606   $     218,901    $   9,433,023
                                                               =============   =============    =============
Class C ....................................................   $     246,067   $     130,007    $   1,958,792
                                                               =============   =============    =============
Class O ....................................................   $     123,693   $ 135,942,779    $ 518,361,031
                                                               =============   =============    =============
Shares outstanding:
Class A ....................................................         357,945          17,288          577,173
                                                               =============   =============    =============
Class B ....................................................         306,685          11,001          500,214
                                                               =============   =============    =============
Class C ....................................................          23,879           6,531          103,835
                                                               =============   =============    =============
Class O ....................................................          11,983       6,839,481       27,430,775
                                                               =============   =============    =============
Net asset value:
Class A shares
Net asset value and redemption price per share .............   $       10.32   $       19.88    $       18.89
                                                               =============   =============    =============
Maximum offering price per share (based on maximum sales
  charge of 4.75%, except Cash Management Fund and New
  York Municipal Money Fund)................................   $       10.83   $       20.87    $       19.83
                                                               =============   =============    =============
Class B shares
Net asset value and offering price per share*...............   $       10.31   $       19.90    $       18.86
                                                               =============   =============    =============
Class C shares
Net asset value and offering price per share*...............   $       10.30   $       19.91    $       18.86
                                                               =============   =============    =============
Class O shares
Net asset value, offering price and redemption price per
  share.....................................................   $       10.32   $       19.88    $       18.90
                                                               =============   =============    =============
Note A: Cost of investments.................................   $   6,818,252   $ 111,352,396    $ 348,226,449
                                                               =============   =============    =============

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                 See accompanying notes to financial statements

                                                     U.S.           National       New York          New York           Cash
    Total        High Yield       Strategic       Government     Intermediate      Municipal         Municipal       Management
 Return Fund      Bond Fund       Bond Fund       Income Fund   Municipal Fund     Bond Fund        Money Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------
$  47,361,853   $ 178,732,851   $  29,188,307    $  11,237,336   $  11,178,589   $   4,668,250    $ 272,618,308    $  22,769,706
    4,996,000      19,870,000       6,893,000        2,312,000              --              --               --        3,894,268
          103              40             959              451          80,247          30,738           83,818               --
       22,540       2,974,633       1,265,920          503,393              --              --               --               --
      517,104       2,757,082         544,013               40         106,079            --            752,568          111,727
      418,702       3,301,417         384,866          103,414         206,205          90,029        1,195,185           67,372
      102,651              --              --           85,462          83,959          25,063               --           13,646
       70,680          92,615          92,944           76,025          73,438          13,855               --               --
-------------   -------------   -------------    -------------   -------------   -------------    -------------    -------------
   53,489,633     207,728,638      38,370,009       14,318,121      11,728,517       4,827,935      274,649,879       26,856,719
-------------   -------------   -------------    -------------   -------------   -------------    -------------    -------------

      492,280      19,052,322       7,016,787        1,983,715              --              --               --               --
       11,027          49,719          55,939               10              --              --          238,521           42,403
       26,957       1,011,711         196,961           69,780          65,933           7,296           11,529           41,058
           --              --              --               --              --              --               --               --
           --         374,129           1,835               --              --              --           49,967               --
       78,250         265,252          39,302            4,361           2,937           2,510               --               --
           --              --          12,954               --              --              --               --               --
       72,368          77,216          18,785            9,838           7,196          11,738          205,827           17,877
-------------   -------------   -------------    -------------   -------------   -------------    -------------    -------------
      680,882      20,830,349       7,342,563        2,067,704          76,066          21,544          505,844          101,338
-------------   -------------   -------------    -------------   -------------   -------------    -------------    -------------
$  52,808,751   $ 186,898,289   $  31,027,446    $  12,250,417   $  11,652,451   $   4,806,391    $ 274,144,035    $  26,755,381
=============   =============   =============    =============   =============   =============    =============    =============

$  48,297,802   $ 179,492,801   $  30,045,780    $  12,197,017   $  11,296,354   $   5,311,298    $ 274,368,811    $  26,757,505
       33,205              --          (9,936)              --           1,574           4,786               --               --
      139,592         159,677          27,427            5,781           8,650        (617,129)        (224,776)          (2,124)
    4,338,152       7,245,811         964,175           47,619         345,873         107,436               --               --
-------------   -------------   -------------    -------------   -------------   -------------    -------------    -------------
$  52,808,751   $ 186,898,289   $  31,027,446    $  12,250,417   $  11,652,451   $   4,806,391    $ 274,144,035    $  26,755,381
=============   =============   =============    =============   =============   =============    =============    =============
$  21,108,539   $  65,934,945   $   8,344,667    $   1,187,796   $     696,228   $     792,077    $     359,918    $   8,175,114
=============   =============   =============    =============   =============   =============    =============    =============
$  28,042,598   $ 106,796,993   $  14,290,631    $   1,266,160   $     702,385   $     539,449    $      25,000    $   3,920,077
=============   =============   =============    =============   =============   =============    =============    =============
$   3,444,600   $  13,773,078   $   4,574,873    $     421,662   $     467,863   $     281,799    $      25,000    $     434,883
=============   =============   =============    =============   =============   =============    =============    =============
$     213,014   $     393,273   $   3,817,275    $   9,374,799   $   9,785,975   $   3,193,066    $ 273,734,117    $  14,225,307
=============   =============   =============    =============   =============   =============    =============    =============

    1,785,577       5,712,605         770,669          118,004          67,273          79,813          359,913        8,175,118
=============   =============   =============    =============   =============   =============    =============    =============
    2,373,141       9,266,321       1,321,002          125,880          67,998          54,372           25,000        3,920,078
=============   =============   =============    =============   =============   =============    =============    =============
      290,767       1,195,228         422,727           41,966          45,282          28,400           25,000          434,883
=============   =============   =============    =============   =============   =============    =============    =============
       17,932          34,107         352,949          932,104         946,252         321,703      273,959,755       14,227,426
=============   =============   =============    =============   =============   =============    =============    =============

$       11.82   $       11.54   $       10.83    $       10.07   $       10.35   $        9.92    $        1.00    $        1.00
=============   =============   =============    =============   =============   =============    =============    =============
$       12.41   $       12.12   $       11.37    $       10.57   $       10.87   $       10.41    $        1.00    $        1.00
=============   =============   =============    =============   =============   =============    =============    =============
$       11.82   $       11.53   $       10.82    $       10.06   $       10.33   $        9.92    $        1.00    $        1.00
=============   =============   =============    =============   =============   =============    =============    =============
$       11.85   $       11.52   $       10.82    $       10.05   $       10.33   $        9.92    $        1.00    $        1.00
=============   =============   =============    =============   =============   =============    =============    =============
$       11.88   $       11.53   $       10.82    $       10.06   $       10.34   $        9.93    $        1.00    $        1.00
=============   =============   =============    =============   =============   =============    =============    =============
$  43,025,382   $ 171,455,951   $  28,211,195    $  11,189,717   $  10,832,716   $   4,560,814    $ 272,618,308    $  22,769,706
=============   =============   =============    =============   =============   =============    =============    =============

                 See accompanying notes to financial statements

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 1996

                                                                                    Asia
                                                                                   Growth            Capital            Investors
                                                                                    Fund*              Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------
Income:
Interest ...............................................................          $  18,814         $   514,027        $  1,523,972
Dividends (Note A) .....................................................             64,177           1,913,899           8,551,401
                                                                                  ---------         -----------        ------------
                                                                                     82,991           2,427,926          10,075,373
Expenses:
Management fee .........................................................             30,723           1,143,084           2,455,501
Registration and filing fees ...........................................              2,450              40,000              40,001
Custody and administration fees ........................................            126,686              62,524              68,889
Legal ..................................................................              1,267             130,000              89,999
Printing ...............................................................              5,798              38,500             285,001
Shareholder services ...................................................             14,500              45,000             393,000
Amortization of organization expenses ..................................             13,416                 --                  --
Audit and tax return preparation fees ..................................              3,356              77,000              86,001
Directors' fees and expenses ...........................................              1,951              67,725              77,998
Other ..................................................................              1,500              31,000             110,000
                                                                                  ---------         -----------        ------------
                                                                                    201,647           1,634,833           3,606,390
Management fee waived and expenses absorbed by investment advisor ......           (163,410)                 --                  --
Credits earned from custodian on cash balances .........................               (219)                (69)               (242)
                                                                                  ---------         -----------        ------------
                                                                                     38,018           1,634,764           3,606,148
Distribution and service fees:
Class A Shares .........................................................              4,842                  45               9,375
Class B Shares .........................................................             17,196                 105              28,496
Class C Shares .........................................................              1,125                 108               7,296
                                                                                  ---------         -----------        ------------
Net expenses ...........................................................             61,181           1,635,022           3,651,315
                                                                                  ---------         -----------        ------------
Net investment income ..................................................             21,810             792,904           6,424,058
                                                                                  =========         ===========        ============
Realized and unrealized gain (loss): Net realized gain (loss) on:
Investments (Note B) ...................................................            319,467          22,843,163          52,051,879
Options written ........................................................                319              19,754                  --
Foreign currency transactions ..........................................             (5,493)               (165)                (36)
                                                                                  ---------         -----------        ------------
                                                                                    314,293          22,862,752          52,051,843
                                                                                  ---------         -----------        ------------
Net change in unrealized appreciation (depreciation) on:
Investments ............................................................             53,192          10,601,638          70,016,706
Foreign currency transactions and other assets .........................                (55)                (28)               (197)
                                                                                  ---------         -----------        ------------
                                                                                     53,137          10,601,610          70,016,509
                                                                                  ---------         -----------        ------------
Net realized and unrealized gain (loss) ................................            367,430          33,464,362         122,068,352
                                                                                  ---------         -----------        ------------
Net increase in net assets from operations .............................          $ 389,240         $34,257,266        $128,492,410
                                                                                  =========         ===========        ============
Note A: Net of foreign withholding tax of: .............................          $   6,183         $    29,513        $    158,622
                                                                                  =========         ===========        ============
Note B: Net of foreign withholding tax of: .............................          $   2,237         $        --        $         --
                                                                                  =========         ===========        ============

* Fund's commencement of investment operations was May 6, 1996.

                 See accompanying notes to financial statements

                                                         U.S.          National        New York           New York         Cash
     Total        High Yield        Strategic         Government     Intermediate      Municipal         Municipal      Management
  Return Fund      Bond Fund        Bond Fund        Income Fund    Municipal Fund     Bond Fund         Money Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------------
  $1,325,501      $ 7,951,108       $1,847,036        $ 680,165        $ 604,683        $239,208        $7,434,967      $1,014,725
     539,726               --               --               --               --              --                --              --
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
   1,865,227        7,951,108        1,847,036          680,165          604,683         239,208         7,434,967       1,014,725

     184,118          565,248          146,387           66,682           56,186          21,043           393,078          36,898
      37,968           69,000           27,234           27,000           27,000           7,002             2,500          35,001
      65,358           88,500           43,029           26,573           19,554          11,315           236,311          33,909
      17,301            3,899              333               --               --              --            53,700           3,602
      17,601           26,502           10,300            6,300            5,100              --            87,000           7,901
      75,000           86,000           52,500           49,000           49,000           2,900           110,001          12,600
      19,175           29,894           29,998           24,603           23,780          14,040                --              --
      24,401           50,000           14,500            7,000            7,000           3,500           130,001          12,701
       1,739            1,903            1,929            1,929            1,929           2,430             2,811           2,811
      11,532           17,000           12,000            9,800            9,100           7,000            32,737           6,601
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
     454,193          937,946          338,210          218,887          198,649          69,230         1,048,139         152,024
    (286,769)        (191,119)        (144,551)        (152,144)        (140,145)        (46,106)               --         (50,544)
         (44)            (700)            (429)             (61)          (2,317)         (2,080)           (2,477)             (9)
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
     167,380          746,127          193,230           66,682           56,187          21,044         1,045,662         101,471

      31,644           72,432            7,229            1,712            1,550           1,659                --              --
     147,557          404,316           63,712            7,971            5,978           5,193                --              --
      19,472           45,496           15,131            2,780            3,418           2,715                --              --
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
     366,053        1,268,371          279,302           79,145           67,133          30,611         1,045,662         101,471
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
   1,499,174        6,682,737        1,567,734          601,020          537,550         208,597         6,389,305         913,254
  ==========      ===========       ==========        =========        =========        ========        ==========      ==========

     540,093        1,779,535          467,146           88,860           23,657           6,816             2,563             (10)
          (4)              --           83,360               --               --              --                --              --
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
     540,089        1,779,535          550,506           88,860           23,657           6,816             2,563             (10)
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------

   3,888,005        6,815,932          410,629         (277,785)         (78,007)        (43,124)               --              --
          --          (18,249)           3,258               --               --              --                --              --
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
   3,888,005        6,797,683          413,887         (277,785)         (78,007)        (43,124)               --              --
  ----------      -----------       ----------        ---------        ---------        --------        ----------      ----------
   4,428,094        8,577,218          964,393         (188,925)         (54,350)        (36,308)            2,563             (10)
  $5,927,268      $15,259,955       $2,532,127        $ 412,095        $ 483,200        $172,289        $6,391,868      $  913,244
  ==========      ===========       ==========        =========        =========        ========        ==========      ==========
  $    5,576      $        --       $       --        $      --        $      --        $     --        $       --      $       --
  ==========      ===========       ==========        =========        =========        ========        ==========      ==========
  $       --      $        --       $       --        $      --        $      --        $     --        $       --      $       --
  ==========      ===========       ==========        =========        =========        ========        ==========      ==========

Statements of Changes in Net Assets
For the Year Ended December 31, 1996

                                                                       Asia
                                                                      Growth            Capital          Investors
                                                                       Fund*             Fund              Fund
---------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income .........................................   $      21,810    $     792,904    $   6,424,058
  Net realized gain (loss) on investments, options, and
  foreign currency transactions .................................         314,293       22,862,752       52,051,843
  Net change in unrealized appreciation (depreciation) on
  investments, options, foreign currency transactions
  and other assets ..............................................          53,137       10,601,610       70,016,509
                                                                    -------------    -------------    -------------
  Net increase in net assets from operations ....................         389,240       34,257,266      128,492,410
                                                                    -------------    -------------    -------------
Dividends and distributions to shareholders:
  Dividends from net investment income:

    Class A .....................................................         (16,828)            (233)         (52,117)
    Class B .....................................................          (1,406)            (120)         (15,140)
    Class C .....................................................            (329)            (120)          (3,893)
    Class O .....................................................            (728)        (797,069)      (6,351,142)
                                                                    -------------    -------------    -------------
                                                                          (19,291)        (797,542)      (6,422,292)
                                                                    -------------    -------------    -------------
  Dividends in excess of net investment income:
    Class A .....................................................              --               --               --
    Class B .....................................................              --               --               --
    Class C .....................................................              --               --               --
    Class O .....................................................              --               --               --
                                                                    -------------    -------------    -------------
                                                                               --               --               --
                                                                    -------------    -------------    -------------
  Distributions from net realized gains:
    Class A .....................................................         (53,543)          (6,217)        (766,906)
    Class B .....................................................         (46,007)          (3,992)        (609,635)
    Class C .....................................................          (3,591)          (3,992)        (111,830)
    Class O .....................................................          (1,798)     (25,587,085)     (59,558,730)
                                                                    -------------    -------------    -------------
                                                                         (104,939)     (25,601,286)     (61,047,101)
                                                                    -------------    -------------    -------------
Net fund capital share transactions:
    Class A .....................................................       3,549,887          342,420       10,214,466
    Class B .....................................................       3,050,781          218,589        8,511,239
    Class C .....................................................         237,212          130,425        1,554,480
    Class O .....................................................         117,478       25,656,871       28,941,018
                                                                    -------------    -------------    -------------
     Net increase in net assets derived from share transactions .       6,955,358       26,348,305       49,221,203
                                                                    -------------    -------------    -------------
Net increase in net assets ......................................       7,220,368       34,206,743      110,244,220
Net assets:
  Beginning of period ...........................................           5,000      102,428,627      430,413,606
                                                                    -------------    -------------    -------------
  End of period (a) .............................................   $   7,225,368    $ 136,635,370    $ 540,657,826
                                                                    =============    =============    =============
(a) Including undistributed net investment income or
    distributions in excess of net investment income of: ........   $       2,519    $    (111,168)   $       1,766
                                                                    =============    =============    =============

* Fund's commencement of investment operations was May 6, 1996.

                 See accompanying notes to financial statements


                                                   U.S.         National      New York     New York          Cash
    Total        High Yield      Strategic      Government    Intermediate    Municipal    Municipal      Management
 Return Fund      Bond Fund      Bond Fund     Income Fund   Municipal Fund   Bond Fund    Money Fund        Fund
-----------------------------------------------------------------------------------------------------------------------
$  1,499,174    $  6,682,737    $ 1,567,734    $   601,020    $   537,550    $  208,597   $  6,389,305    $   913,254
     540,089       1,779,535        550,506         88,860         23,657         6,816          2,563            (10)

   3,888,005       6,797,683        413,887       (277,785)       (78,007)      (43,124)            --             --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
   5,927,268      15,259,955      2,532,127        412,095        483,200       172,289      6,391,868        913,244
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------

    (608,681)     (2,693,853)      (223,497)       (35,750)       (28,388)       (32,335)         (802)      (264,829)
    (585,187)     (3,488,256)      (463,295)       (35,916)       (23,706)       (21,617)         (142)      (137,835)
     (76,316)       (390,999)      (103,804)       (12,551)       (13,552)      (11,310)          (142)       (13,718)
    (195,785)       (138,093)      (812,077)      (516,803)      (474,259)     (141,908)    (6,388,219)      (496,872)
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
  (1,465,969)     (6,711,201)    (1,602,673)      (601,020)      (539,905)     (207,170)    (6,388,219)      (913,254)
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------

          --              --         (1,487)            --             --            --             --             --
          --              --         (3,010)            --             --            --             --             --
          --              --           (706)            --             --            --             --             --
          --              --         (4,733)            --             --            --             --             --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
          --              --         (9,936)            --             --            --             --             --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------

    (152,704)       (611,200)      (125,860)        (4,728)        (1,449)           --             --             --
    (203,017)       (942,499)      (218,299)        (5,771)        (1,467)           --             --             --
     (25,301)       (118,077)       (67,806)        (2,179)          (976)           --             --             --
     (28,599)        (10,856)       (58,871)       (65,419)       (20,439)           --             --             --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
    (409,621)     (1,682,632)      (470,836)       (78,097)       (24,331)           --             --             --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------

  15,969,336      52,531,457      7,803,194        914,633        131,024       252,823        359,913      6,419,571
  20,798,943      93,129,376     12,296,600        707,635        271,514        21,121         25,000      1,681,592
   2,758,002      12,100,036      4,143,135        157,310        198,788        20,592         25,000        252,342
  (4,743,447)     (7,754,436)    (6,230,578)        62,922        185,121       712,785     47,182,964      7,541,082
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
  34,782,834     150,006,433     18,012,351      1,842,500        786,447     1,007,321     47,592,877     15,894,587
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
  38,834,512     156,872,555     18,461,033      1,575,478        705,411       972,440     47,595,440     15,894,577

  13,974,239      30,025,734     12,566,413     10,674,939     10,947,040     3,833,951    226,548,595     10,860,804
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------
$ 52,808,751    $186,898,289    $31,027,446    $12,250,417    $11,652,451    $4,806,391   $274,144,035    $26,755,381
============    ============    ===========    ===========    ===========    ==========   ============    ===========

$     33,205    $   (395,860)   $  (212,591)   $   (61,032)   $     1,574    $    4,786   $         --    $        --
------------    ------------    -----------    -----------    -----------    ----------   ------------    -----------

                 See accompanying notes to financial statements

Statements of Changes in Net Assets
For the Year Ended December 31, 1995

                                                                       Asia
                                                                      Growth       Capital        Investors
                                                                      Fund(a)       Fund            Fund
-----------------------------------------------------------------------------------------------------------
Operations:
 Net investment income...........................................     $    --    $   702,996    $  6,537,153
 Net realized gain (loss) on investments, options, and foreign
   curency transactions..........................................          --     20,581,764      49,873,168
 Net change in unrealized appreciation (depreciation) on
  investments, options, foreign currency transactions and
  other assets...................................................          --      7,415,877      62,151,251
                                                                   -----------    ----------   --------------
 Net increase in net assets from operations......................          --     28,700,637     118,561,572
                                                                   -----------    ----------   --------------

Dividends and distributions to shareholders:
Dividends from net investment income:

  Class A........................................................          --            --            (4,087)
  Class B........................................................          --            --            (2,179)
  Class C........................................................          --            --            (1,577)
  Class O........................................................          --      (698,526)       (6,529,373)
                                                                   -----------    -----------   --------------
                                                                           --      (698,526)       (6,537,216)
                                                                   -----------  -------------   --------------
Distributions from net realized gains:
  Class A........................................................          --            --           (37,569)
  Class B........................................................          --            --           (61,264)
  Class C........................................................          --            --           (26,879)
  Class O........................................................          --   (11,082,177)      (36,419,464)
                                                                   -----------  -------------   --------------
                                                                           --   (11,082,177)      (36,545,176)
                                                                   -----------  -------------   --------------
Distributions in excess of net realized gains:
  Class A........................................................          --            --                 --
  Class B........................................................          --            --                 --
  Class C........................................................          --            --                 --
  Class O........................................................          --            --                 --
                                                                   -----------  -------------    -------------
                                                                           --            --                 --
                                                                   -----------  -------------    -------------
Net fund capital share transactions:
  Class A........................................................          --            --            396,175
  Class B........................................................          --            --            675,659
  Class C........................................................          --            --            264,858
  Class O........................................................          --    (1,195,665)         5,383,498
                                                                   -----------  --------------   -------------
Net increase (decrease) in net assets derived from share
  transactions..................................................           --    (1,195,665)         6,720,190
                                                                   -----------  --------------   -------------
Net increase (decrease) in net assets............................          --    15,724,269         82,199,370
Net assets:
  Beginning of period............................................          --    86,704,358        348,214,236
                                                                   -----------  --------------   -------------
  End of period *................................................          --  $102,428,627       $430,413,606
                                                                   =========== ===============   =============
*   Including undistributed net investment income or
    distributions in excess of net investment income of:           $       --  $      4,470      $          --
                                                                    ========== ================   =============

(a) Fund's commencement of investment operations was May 6, 1996.
(b) Fund's commencement of investment operations was September 11, 1995.
(c) Fund's commencement of investment operations was February 22, 1995.

                 See accompanying notes to financial statements


                                                   U.S.            National           New York        New York        Cash
    Total        High Yield     Strategic       Government       Intermediate         Municipal       Municipal     Management
Return Fund(b)  Bond Fund(c)   Bond Fund(c)   Income Fund(c)   Municipal Fund(c)      Bond Fund       Money Fund       Fund
--------------------------------------------------------------------------------------------------------------------------------
$   132,091    $  1,503,286    $   912,394    $   517,510       $    430,514        $   202,366     $  8,261,332    $    695,618
     24,049         472,003        278,481        110,378             39,589            (65,526)          27,905              --
    450,147         448,128        550,288        325,404            423,880            481,771               --              --
------------   -------------  -------------  -------------    ---------------    --------------    -------------    ------------
    606,287       2,423,417      1,741,163        953,292            893,983            618,611        8,289,237         695,618
------------   -------------  -------------  -------------    ---------------    --------------    -------------    ------------



    (35,724)       (428,959)       (30,591)       (12,734)           (17,376)           (11,538)              --         (40,161)
    (47,121)       (212,975)       (59,198)       (16,038)           (11,207)           (12,739)              --         (26,516)
     (3,465)        (42,228)       (23,725)       (10,967)            (8,442)            (9,206)              --          (2,693)
    (45,781)       (790,660)      (804,713)      (477,771)          (389,560)          (165,524)      (8,261,332)       (626,248)
------------   ------------   -------------  --------------   ---------------    --------------     ------------    ------------
   (132,091)     (1,474,822)      (918,227)      (517,510)          (426,585)          (199,007)      (8,261,332)       (695,618)
------------   ------------   -------------  --------------   ---------------    --------------     ------------    ------------
     (3,900)       (146,101)       (11,724)        (2,801)            (1,569)                --               --              --
      5,711)       (137,393)       (42,853)        (4,374)            (1,193)                --               --              --
       (469)        (17,451)        (9,338)        (2,795)              (749)                --               --              --
     (4,845)       (108,284)      (226,037)      (100,408)           (26,754)                --               --              --
------------  --------------  -------------  --------------   ---------------    --------------      -----------    ------------
    (14,925)       (409,229)      (289,952)      (110,378)           (30,265)                --               --              --
-----------   --------------  -------------  --------------   ---------------    --------------      -----------    ------------
         --              --             --           (216)                --                 --               --              --
         --              --             --         (1,765)                --                 --               --              --
         --              --             --           (174)                --                 --               --              --
         --              --             --         (2,827)                --                 --               --              --
-----------  --------------   ------------  --------------    --------------     --------------      -----------    ------------
         --              --             --         (4,982)                --                 --              --               --
-----------  --------------   ------------  --------------    --------------     --------------      -----------    ------------
  3,580,176      10,746,292        498,371        269,838            551,191            528,982               --       1,755,547
  5,255,708      10,103,804      1,866,229        561,475            417,842            504,427               --       2,238,486
    424,084       1,264,713        397,920        265,054            260,067            250,059               --         182,541
  4,250,000       7,371,479      9,270,829      9,258,070          9,280,727         (1,202,551)     (43,267,305)    (12,442,586)
-----------  --------------   ------------  --------------    --------------     --------------      -----------     -----------
 13,509,968      29,486,288     12,033,349     10,354,437         10,509,827             80,917      (43,267,305)     (8,266,012)
-----------  --------------   ------------  --------------    --------------     --------------      -----------     -----------
 13,969,239      30,025,654     12,566,333     10,674,859         10,946,960            500,521      (43,239,400)     (8,266,012)

      5,000              80             80             80                 80          3,333,430      269,787,995      19,126,816
-----------  --------------   -------------  --------------   --------------     --------------     ------------    ------------
$13,974,239    $ 30,025,734    $12,566,413    $10,674,939       $ 10,947,040        $ 3,833,951     $226,548,595    $ 10,860,804
===========  ==============   =============  ==============   ==============     ==============     ============    ============

$        --    $     28,464    $   (29,376)   $        --       $      3,929        $     3,359     $        --     $         --
===========  ==============   =============  ==============   ==============     ==============     ============    ============



                 See accompanying notes to financial statements

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series (the "Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc (the "Series Funds"), as indicated below, the Salomon Brothers Investors Fund Inc (the "Investors Fund") and the Salomon Brothers Capital Fund Inc (the "Capital Fund"). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operate as a series company comprised of ten portfolios: Salomon Brothers Cash Management Fund (the "Cash Management Fund"), Salomon Brothers New York Municipal Money Market Fund (the "New York Municipal Money Fund"), Salomon Brothers Institutional Money Market Fund (the "Institutional Money Market Fund"), Salomon Brothers New York Municipal Bond Fund (the "New York Municipal Bond Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), Salomon Brothers Total Return Fund (the "Total Return Fund"), and Salomon Brothers Asia Growth Fund (the "Asia Growth Fund"). Separate financial statements are prepared for the Institutional Money Market Fund which is not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund, a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a "Fund") offering Class A, Class B, Class C, and Class O shares, each with their own expense structure. Each Fund has a specific investment objective: the Cash Management Fund's and New York Municipal Money Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal; the New York Municipal Bond Fund's objective is to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital; the National Intermediate Municipal Fund's objective is to seek a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to seek a high level of current income; the High Yield Bond Fund's primary objective is to maximize current income; the Strategic Bond Fund's primary objective is to seek a high level of current income; the Total Return Fund's primary objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the Asia Growth Fund's objective is to seek long-term capital appreciation; the Investors Fund's primary objective is to seek long-term growth of capital; the Capital Fund's objective is to seek capital appreciation.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM") have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. A summary of those expenditures that remain as of December 31, 1996 for each Fund is as follows:

Fund                                                       Expiration of Amortization       Amount
----------------------------------------------------------------------------------------------------
New York Municipal Bond Fund.............................         February 1998             $13,855
National Intermediate Municipal Fund.....................         February 2000             $73,438
U.S. Government Income Fund..............................         February 2000             $76,025
High Yield Bond Fund.....................................         February 2000             $92,615
Strategic Bond Fund......................................         February 2000             $92,944
Total Return Fund........................................        September 2000             $70,680
Asia Growth Fund.........................................           May 2001                $86,584


The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

         (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund will be valued at amortized cost which approximates market value. If a Fund, other than the Cash Management Fund and New York Municipal Money Fund, acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value, until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

         Portfolio securities for the Cash Management Fund and the New York Municipal Money Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

         Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

         Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 2:30 p.m.

     Eastern time (12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

         Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

         (b) Futures Contracts. The New York Municipal Bond Fund, National Intermediate Municipal Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss will be recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

         (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

         (d) Mortgage Rolls. The U.S. Government Income Fund, Strategic Bond Fund and Total Return Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the year ended December 31, 1996 was approximately $1,181,000, $334,000 and $471,000 for the U.S.
     Government Income Fund, Strategic Bond Fund and Total Return Fund, respectively.

         (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

         (f) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

         (g) Forward Foreign Currency Contracts. The High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund and Investors Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

         (h) Loan Participations. The High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at December 31, 1996 were $7,782,188 and $1,238,438, respectively.

         (i) Federal Income Taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

         The Asia Growth Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

         (j) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds (except the Asia Growth Fund, Investors Fund, and Capital Fund) are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund and the Capital Fund will be declared on an annual basis. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

         (k) Class Accounting. Investment income, common expenses and gain
     (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

         (l) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

         (m) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Investors Fund and Capital Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: .20% for the Cash Management Fund and New York Municipal Money Fund, .50% for the New York Municipal Bond Fund and the National Intermediate Municipal Fund, .60% for the U.S. Government Income Fund, .75% for the High Yield Bond Fund and Strategic Bond Fund, .55% for the Total Return Fund and .80% for the Asia Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million--1%; next $100 million--.75% ; next $200 million--.625%; excess over $400 million--.50%. SBAM Limited, an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund, as well as, certain administrative services for the Asia Growth Fund. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond and Asia Growth Fund. SBAM has retained SBAM AP, an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:


Average Daily Net Assets                                                            Annual Fee Rate
---------------------------------------------------------------------------------------------------
First $350 million....................................................................   .500%
Next  $150 million....................................................................   .400%
Next  $250 million....................................................................   .375%
Next  $250 million....................................................................   .350%
Over  $1 billion......................................................................   .300%


The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the

Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one-year periods, ended March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996 the Investors Fund's performance exceeded the investment record of the S&P Index by approximately two, three, six, and six percent, respectively. As a result, base management fees were increased in aggregate by $199,931 for the year ended December 31, 1996.

For the year ended December 31, 1996, SBAM waived management fees of $36,898, $21,043, $56,186, $66,682, $191,119, $144,551, $184,118 and $30,723 for the Cash
Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, and Asia Growth Fund, respectively, and voluntarily absorbed expenses of $13,646, $25,063, $83,959, $85,462, $102,651 and $132,687 for the
Cash Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, Total Return Fund and Asia Growth Fund, respectively.

Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund. During the year ended December 31, 1996, credits earned on outstanding cash balances were used to reduce custodian fees.

Each Fund has an agreement with Salomon Brothers Inc ("Salomon Brothers"), an affiliate of the Investment Adviser, to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund (except for the Cash Management Fund and New York Municipal Money Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan," and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to pay Salomon Brothers an annual service fee with respect to Class A, Class B, and Class C shares of the applicable Funds at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (except for the Cash Management Fund and New York Municipal Money Fund) at the rate of .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan fee.

Brokerage commissions of $1,758, $59,316 and $29,772 were paid by the Total Return Fund, Investors Fund and Capital Fund, respectively, to Salomon Brothers, the Funds' distributor and an indirect wholly-owned subsidiary of Salomon Inc, for transactions executed on behalf of the Funds for the year ended December 31, 1996.

Salomon Brothers received $20,462 as its portion of the front-end sales charge on sales of Class A shares of the Funds during the year ended December 31, 1996. In addition, contingent deferred sales charges of $160,530 were paid to Salomon Brothers in connection with redemptions of certain Class B and Class C shares of the Funds during the year ended December 31, 1996.

3. Capital Stock

At December 31, 1996, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Cash Management Fund, New York Municipal Money Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, and Strategic Bond Fund, each had 1,000,000,000 shares authorized. The Total Return Fund and Asia Growth Fund had 999,999,992 and 1,000,000,008 shares authorized, respectively. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of authorized capital stock, par value $.001 per share. Transactions in Fund shares for the periods indicated were as follows:

                                                 Class A                                         Class B
-------------------------------------------------------------------------------------------------------------------------------
                                  Period Ended             Period Ended             Period Ended             Period Ended
                               December 31, 1996         December 31, 1995       December 31, 1996         December 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
                               Shares      Amount       Shares         Amount    Shares      Amount       Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Asia Growth Fund
Sold ...................      356,682  $  3,537,272        --            --       305,714   $ 3,042,058       --            --
Issued as reinvestment .        2,175        22,436        --            --           846         8,723       --            --
Redeemed ...............       (1,037)       (9,821)       --            --          --            --         --            --
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------

Net increase ...........      357,820  $  3,549,887        --            --       306,560   $ 3,050,781       --            --
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========

Capital Fund
Sold ...................       17,551  $    347,514        --            --        11,001   $   218,589       --            --
Issued as reinvestment .          121         2,304        --            --          --            --         --            --
Redeemed ...............         (384)       (7,398)       --            --          --            --         --            --
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase (decrease)        17,288  $    342,420        --            --        11,001   $   218,589       --            --
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
Investors Fund
Sold ...................      557,317  $ 10,367,582      27,922  $    420,791     473,935   $ 8,823,215     41,769   $   654,082
Issued as reinvestment .       43,043       791,687         760        12,451      30,569       561,476      1,335        21,837
Redeemed ...............      (49,750)     (944,803)     (2,119)      (37,067)    (47,379)     (873,452)       (15)         (260)
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase ...........      550,610  $ 10,214,466      26,563  $    396,175     457,125   $ 8,511,239     43,089   $   675,659
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
Total Return Fund
Sold ...................    1,634,908  $ 18,197,811     343,940  $  3,552,510   1,941,522   $21,665,343    518,625   $ 5,342,405
Issued as reinvestment .       56,167       639,053       2,713        28,624      57,560       656,054      3,801        40,062

Redeemed ...............     (252,184)   (2,867,528)        (93)         (958)   (136,340)   (1,522,454)   (12,152)     (126,759)
                          -----------  ------------  ----------    ----------  ----------   -----------   --------      --------
Net increase (decrease)     1,438,891  $ 15,969,336     346,560  $  3,580,176   1,862,742   $20,798,943    510,274   $ 5,255,708
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
High Yield Bond Fund
Sold ...................    5,579,873  $ 62,422,667   1,019,841  $     10,701   8,434,142   $94,520,293    946,768   $ 9,961,848
Issued as reinvestment .      178,995     2,017,850      40,936       430,949     173,250     1,963,617     15,920       168,888
Redeemed ...............   (1,070,460)  (11,909,060)    (36,582)     (386,153)   (301,187)   (3,354,534)    (2,574)      (26,932)
                          -----------  ------------  ----------    ----------  ----------   -----------   --------      --------
Net increase (decrease)     4,688,408  $ 52,531,457   1,024,195  $ 10,746,292   8,306,205   $93,129,376    960,114   $10,103,804
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
Strategic Bond Fund
Sold ...................      749,039  $  8,090,137      53,771  $    551,616   1,214,882   $13,060,764    174,744   $ 1,827,448
Issued as reinvestment .       22,056       238,009       1,158        12,171      33,453       360,441      3,737        39,371
Redeemed ...............      (49,131)     (524,952)     (6,226)      (65,416)   (105,759)   (1,124,605)       (57)         (590)
                          -----------  ------------  ----------    ----------  ----------   -----------   --------      --------
Net increase (decrease)       721,964  $  7,803,194      48,703  $    498,371   1,142,576   $12,296,600    178,424   $ 1,866,229
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
U.S. Government Income
Fund
Sold ...................      117,000  $  1,173,487      26,869  $    269,137     114,615   $ 1,149,715     54,833   $   554,953
Issued as reinvestment .        1,688        16,972          76           721       1,043        10,504        637         6,542
Redeemed ...............      (27,629)     (275,826)         (2)          (20)    (45,248)     (452,584)        (2)          (20)
                          -----------  ------------  ----------    ----------  ----------   -----------   --------      --------
Net increase ...........       91,059  $    914,633      26,943  $    269,838      70,410   $   707,635     55,468   $   561,475
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
National Intermediate
Municipal Fund
Sold ...................       30,133  $    310,751      54,100  $    546,146      45,974   $   472,141     41,260   $   416,180
Issued as reinvestment .        1,305        13,429         710         7,331         623         6,378        163         1,682
Redeemed ...............      (18,756)     (193,156)       (221)       (2,286)    (20,022)     (207,005)        (2)          (20)
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase ...........       12,682  $    131,024      54,589  $    551,191      26,575   $   271,514     41,421   $   417,842
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
New York Municipal Bond
Fund
Sold ...................       36,597  $    358,657      53,966  $    528,846       1,615   $    16,000     52,010   $   502,220
Issued as reinvestment .          424         4,166          16           157         523         5,121        226         2,229
Redeemed ...............      (11,188)     (110,000)         (2)          (21)       --            --           (2)          (22)
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase (decrease)        25,833  $    252,823      53,980  $    528,982       2,138   $    21,121     52,234   $   504,427
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
New York Municipal Money
Fund
Sold ...................      359,251  $    359,251        --            --        25,000   $    25,000       --            --
Issued as reinvestment .          662           662        --            --          --            --         --            --
Redeemed ...............         --            --          --            --          --            --         --            --
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase (decrease)       359,913  $    359,913        --            --        25,000   $    25,000       --            --
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========
Cash Management Fund
Sold ...................   34,309,623  $ 34,309,623   8,291,614  $  8,291,614   4,686,602   $ 4,686,602  3,213,151   $ 3,213,151
Issued as reinvestment .       59,295        59,295       4,672         4,672     111,779       111,779     24,262        24,262
Redeemed ...............  (27,949,347)  (27,949,347) (6,540,739)   (6,540,739) (3,116,789)   (3,116,789)  (998,927)     (998,927)
                          -----------  ------------  ----------  ------------  ----------   -----------  ---------   -----------
Net increase (decrease)     6,419,571  $  6,419,571   1,755,547  $  1,755,547   1,681,592   $ 1,681,592  2,238,486   $ 2,238,486
                          ===========  ============  ==========  ============  ==========   ===========  =========   ===========



                        See accompanying notes to financial statements

                                      214








                                  Class C                                                           Class O
----------------------------------------------------------------------------------------------------------------------------------
                   Period Ended                Period Ended                 Period Ended                  Period Ended
                December 31, 1996           December 31, 1995            December 31, 1996              December 31, 1995
----------------------------------------------------------------------------------------------------------------------------------
                Shares      Amount        Shares       Amount           Shares       Amount             Shares       Amount
----------------------------------------------------------------------------------------------------------------------------------
                34,069    $    333,338        --             --            12,221    $     123,183            --               --
                    19             190        --             --                37              387            --               --
               (10,334)        (96,316)       --             --              (400)          (4,092)           --               --
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                23,754    $    237,212        --             --            11,858    $     117,478            --               --
             =========    ============     =======    ===========      ==========    =============     ===========    =============
                 6,531    $    130,425        --             --         1,669,366    $  33,303,396       1,609,281    $  29,031,088
                  --              --          --             --         1,304,403       24,802,608         600,042       11,026,944
                  --              --          --             --        (1,619,111)     (32,449,133)     (2,277,011)     (41,253,697)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                 6,531    $    130,425        --             --         1,354,658    $  25,656,871         (67,688)   $  (1,195,665)
             =========    ============     =======    ===========      ==========    =============     ===========    =============
               100,645    $  1,851,974      18,595    $   267,020         350,444    $   6,256,570         245,958    $   3,783,857
                 5,651         103,990          60            980       2,822,018       50,986,119       2,017,845       32,672,713
               (20,916)       (401,484)       (200)        (3,142)     (1,570,151)     (28,301,671)     (1,987,122)     (31,073,072)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                85,380    $  1,554,480      18,455    $   264,858       1,602,311    $  28,941,018         276,681    $   5,383,498
             =========    ============     =======    ===========      ==========    =============     ===========    =============
               278,826    $  3,090,704      41,886    $   423,053          17,355    $     195,012         425,000    $   4,250,000
                 7,242          82,831          99          1,041             456            5,295            --               --
               (37,410)       (415,533)         (1)           (10)       (425,004)      (4,943,754)           --               --
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
               248,658    $  2,758,002      41,984    $   424,084        (407,193)   $  (4,743,447)        425,000    $   4,250,000
             =========    ============     =======    ===========      ==========    =============     ===========    =============
             1,118,377    $ 12,586,569     124,291    $ 1,298,229          32,418    $     371,211         926,518    $   9,265,788
                29,193         330,589       1,229         12,925             495            5,673             791            7,911
               (73,411)       (817,122)     (4,453)       (46,441)       (744,326)      (8,131,320)       (181,791)      (1,902,220)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
             1,074,159    $ 12,100,036     121,067    $ 1,264,713        (711,413)   $  (7,754,436)        745,518    $   7,371,479
             =========    ============     =======    ===========      ==========    =============     ===========    =============
               425,748    $  4,594,269      38,420    $   391,367           1,757    $      18,841         926,274    $   9,263,323
                13,409         144,660         625          6,573              59              642             754            7,526
               (55,475)       (595,794)         (2)           (20)       (575,895)      (6,250,061)             (2)             (20)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
               383,682    $  4,143,135      39,043    $   397,920        (574,079)   $  (6,230,578)        927,026    $   9,270,829
             =========    ============     =======    ===========      ==========    =============     ===========    =============
                16,846    $    170,867      27,164    $   272,000           6,017    $      60,175         925,200    $   9,252,000
                   103           1,029          20            206             276            2,757             816            8,164
                (1,471)        (14,586)       (698)        (7,152)             (1)             (10)           (206)          (2,094)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                15,478    $    157,310      26,486    $   265,054           6,292    $      62,922         925,810    $   9,258,070
             =========    ============     =======    ===========      ==========    =============     ===========    =============
                18,942    $    195,000      25,963    $   260,000          18,217    $     184,880         927,748    $   9,278,117
                   368           3,788           9             87              24              241             263            2,630
                  --              --            (2)           (20)           --               --                (2)             (20)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                19,310    $    198,788      25,970    $   260,067          18,241    $     185,121         928,009    $   9,280,727
             =========    ============     =======    ===========      ==========    =============     ===========    =============
                 2,072    $     20,000      26,263    $   250,020         134,576    $   1,300,860          14,323    $     137,924
                    61             592           6             60          11,918          117,064          17,711          169,082
                  --              --            (2)           (21)        (71,444)        (705,139)       (156,388)      (1,509,557)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                 2,133    $     20,592      26,267    $   250,059          75,050    $     712,785        (124,354)   $   1,202,550
             =========    ============     =======    ===========      ==========    =============     ===========    =============
                25,000    $     25,000        --             --       310,065,553    $ 310,065,553     298,776,320    $ 298,776,320
                  --              --          --             --         6,167,495        6,167,495       7,924,931        7,924,931
                  --              --          --             --      (269,050,082)    (269,050,082)   (349,968,556)    (349,968,556)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
                25,000    $     25,000        --             --        47,182,964    $  47,182,964     (43,267,305)   $ (43,267,305)
             =========    ============     =======    ===========      ==========    =============     ===========    =============
             1,086,079    $  1,086,079     180,044    $   180,044      51,041,652    $  51,041,652      47,254,877    $  47,254,877
                 4,192           4,192       2,497          2,497         342,904          342,904         431,706          431,706
              (837,929)       (837,929)       --             --       (43,843,474)     (43,843,474)    (60,129,169)     (60,129,169)
             ---------    ------------     -------    -----------      ----------    -------------     -----------    -------------
               252,342    $    252,342     182,541    $   182,541       7,541,082    $   7,541,082     (12,442,586)   $ (12,442,586)
             =========    ============     =======    ===========      ==========    =============     ===========    =============



                        See accompanying notes to financial statements

At December 31, 1996, Salomon Brothers owned approximately the following percentages of total shares outstanding of the following Funds:

    New York Municipal Bond Fund........................................    16%
    National Intermediate Municipal Fund................................    89%
    U.S. Government Income Fund.........................................    80%
    Strategic Bond Fund.................................................    12%
    Asia Growth Fund....................................................    71%

4. Portfolio Activity

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended December 31, 1996, were as follows:

                                                 Purchases           Sales
-----------------------------------------------------------------------------
New York Municipal Bond Fund................   $  1,796,965      $    730,598
                                              =============     =============
National Intermediate Municipal Fund........   $  2,450,323      $  2,093,489
                                              =============     =============
U.S. Government Income Fund
  U.S. Government Securities................   $ 37,700,042      $ 36,421,810
                                              =============     =============
High Yield Bond Fund........................   $202,131,817      $ 61,569,952
                                              =============     =============
Strategic Bond Fund
  U.S. Government Securities................   $ 10,744,465      $  4,812,199
  Other Investments.........................     27,396,761        16,899,420
                                              -------------     -------------
                                               $ 38,141,226      $ 21,711,619
                                              =============     =============
Total Return Fund
  U.S. Government Securities................   $ 10,269,335      $  6,137,663
  Other Investments.........................     42,111,218        16,232,109
                                              -------------     -------------
                                               $ 52,380,553      $ 22,369,771
                                              =============     =============
Asia Growth Fund............................   $ 13,109,300      $  6,614,370
                                              =============     =============
Investors Fund..............................   $263,706,387      $275,088,241
                                              =============     =============
Capital Fund................................   $216,469,842      $212,131,218
                                              =============     =============

Transactions in options written for the Funds during the year ended December 31, 1996 were as follows:

                                                    Asia Growth Fund             Capital Fund
                                                ----------------------------------------------------
                                                  Number of    Premiums     Number of     Premiums
                                                  Contracts    Received     Contracts     Received
----------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1995......         --           --          --             --
Options written...............................    (26,000)     $(4,353)       (245)      $(41,326)
Options terminated in closing purchase
  transactions................................     26,000        4,353         245         41,326
                                                  -------      -------        ----       --------
Options outstanding at December 31, 1996......         --           --          --             --
                                                  =======      =======        ====       ========

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non- dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Cash Management Fund and New York Municipal Money Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest ratings categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Bond Fund and New York Municipal Money Fund pursues their investment objectives by investing at least 80% of their net assets in obligations that are exempt from regular federal income taxes and at least 65% of their net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Bond and the New York Municipal Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, the High Yield Bond Fund and the Strategic Bond Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

6. Tax Information

At December 31, 1996, the New York Municipal Money Fund, Cash Management Fund and New York Municipal Bond Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                        New York                     New York
                                        Municipal       Cash         Municipal
Year of                                   Money      Management        Bond
Expiration                                Fund          Fund           Fund
------------------------------------------------------------------------------
1999.................................   $ 64,677        $  894            --
2000.................................     94,778           396            --
2001.................................         --           409            --
2002.................................     65,321           415      $299,006
2003.................................         --            --       318,123
2004.................................         --            10            --
                                        --------        ------      --------
                                        $224,776        $2,124      $617,129
                                        ========        ======      ========

During the year ended December 31, 1996, the New York Municipal Money Fund and New York Municipal Bond Fund utilized capital loss carryforwards of $2,563 and $6,816, respectively, to offset net realized capital gains. In addition, as permitted under Federal income tax regulations, the High Yield Bond Fund and Strategic Bond Fund have elected to defer $182,015 and $6,605, respectively, of Post-October net capital losses to the next taxable year. The Asia Growth Fund, Investors Fund and Capital Fund have also elected to defer to January 1, 1997, Post-October net foreign currency losses of $1,390, $71 and $333, respectively.

At December 31, 1996, paid-in capital, undistributed net investment income and accumulated net realized gain (loss) on investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions and gains of securities of certain corporations designated as "passive foreign investment companies." The Strategic Bond Fund, Asia Growth Fund, Investors Fund and Capital Fund reclassified $64,315, $8,290, $347 and $165, respectively, from accumulated net realized gain (loss) on investments to undistributed net investment income. Net investment income, net realized gain (loss) on investments and net assets were not affected by this reclassification.

At December 31, 1996, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held in each Fund were as follows:


                                                          Gross           Gross Net
                                          Aggregate      Unrealized      Unrealized      Unrealized
                                             Cost       Appreciation                    (Depreciation)
                                                                                         Appreciation
-----------------------------------------------------------------------------------------------------
New York Municipal Bond Fund..........  $  4,560,814     $    123,494    $   (16,058)   $    107,436
National Intermediate Municipal Fund..    10,832,716          349,615         (3,742)        345,873
U.S. Government Income Fund...........    13,507,302           82,435        (40,401)         42,034
High Yield Bond Fund..................   191,372,174        7,975,293       (744,616)      7,230,677
Strategic Bond Fund...................    35,138,730        1,138,471       (195,894)        942,577
Total Return Fund.....................    48,046,839        4,637,625       (326,611)      4,311,014
Asia Growth Fund......................     6,826,585          558,417       (513,558)         44,859
Investors Fund........................   369,242,001      175,377,475     (3,936,161)    171,441,314
Capital Fund..........................   115,034,839       22,886,941     (1,160,155)     21,726,786


7. Subsequent Event

On January 28, 1997, pending shareholder approval, the Board of Directors of the Investors Fund approved an increase in the base management fee payable to SBAM. Information regarding this matter will be contained in a proxy statement to be mailed to Investors Fund shareholders on or about March 7, 1997.

Financial Highlights
Selected data per share of capital stock outstanding throughout each period:

ASIA GROWTH FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Class A            Class B           Class C         Class O
                                                                    -------------------------------------------------------------
                                                                                 Period Ended December 31, 1996 (a)'SS'
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................         $   10.00             $10.00         $  10.00         $  10.00
                                                                   ---------          ---------         --------         --------
Net investment income ....................................              0.05               0.01             0.01             0.07
Net gain on investments
   (both realized and unrealized) ........................              0.47               0.46             0.45             0.46
                                                                   ---------          ---------         --------         --------
   Total from investment operations ......................              0.52               0.47             0.46             0.53
                                                                   ---------          ---------         --------         --------
Dividends from net investment income .....................             (0.05)             (0.01)           (0.01)           (0.06)
Distributions from net realized gain on investments ......             (0.15)             (0.15)           (0.15)           (0.15)
                                                                   ---------          ---------         --------         --------
   Total dividends and distributions .....................             (0.20)             (0.16)           (0.16)           (0.21)
                                                                   ---------          ---------         --------         --------
Net asset value, end of period ...........................         $   10.32          $  $10.31         $  10.30         $  10.32
                                                                   =========          =========         ========         ========
Net assets, end of period (thousands) ....................         $   3,693          $   3,163         $    246             $124
Total return* ............................................             +5.2 %             +4.7 %           +4.6 %           +5.3 %
Ratios to average net assets:
   Expenses ..............................................              1.24%**            1.99%**          2.00%**          0.99%**
   Net investment income .................................              0.90%**            0.20%**          0.08%**          1.21%**
Portfolio turnover rate ..................................               119%               119%             119%             119%
Average Broker Commission Rate ...........................         $  0.0052          $  0.0052         $ 0.0052         $ 0.0052
Before waiver of management fee, expenses
   absorbed by SBAM and credits earned on custodian
   cash balances, net investment income per share and
   expense ratios would have been:
   Net investment income per share .......................            ($0.18)            ($0.23)          ($0.20)          ($0.18)
   Expense ratio .........................................              5.50%**            6.25%**          6.26%**          5.25%**

CAPITAL FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A           Class B         Class C
                                                                                       ---------------------------------------------
                                                                                  Period Ended December 31, 1996 (b)'SS'
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................                             $  21.98         $  21.98         $  21.98
                                                                                       --------         --------         --------
Net investment income ....................................                                 0.01            (0.02)           (0.02)
Net gain on investments
   (both realized and unrealized) ........................                                 1.54             1.56             1.57
                                                                                       --------         --------         --------
   Total from investment operations ......................                                 1.55             1.54             1.55
                                                                                       --------         --------         --------
Dividends from net investment income .....................                                (0.15)           (0.12)           (0.12)
Distributions from net realized gain on investments ......                                (3.50)           (3.50)           (3.50)
Distributions in excess of net realized gains ............                                   --               --               --
                                                                                       --------         --------         --------
   Total dividends and distributions .....................                                (3.65)           (3.62)           (3.62)

--------         --------         --------
Net asset value, end of period ...........................                             $  19.88         $  19.90         $  19.91
                                                                                       ========         ========         ========
Net assets, end of period (thousands) ....................                             $    344         $    219         $    130
Total return* ............................................                                +7.7 %           +7.6 %           +7.7 %
Ratios to average net assets:
   Expenses ..............................................                                 1.88%**          2.73%**          2.45%**
   Net investment income .................................                                 0.18%**         -0.66%**         -0.05%**
Portfolio turnover rate ..................................                                  191%             191%             191%
Average Broker Commission Rate ...........................                             $ 0.0586         $ 0.0586         $ 0.0586


(a)  May 6, 1996,  commencement of investment  operations,  through December 31,
     1996.
(b) November 1, 1996, commencement of investment operations, through December 31, 1996.
'SS' Per share information calculated using the average shares outstanding method, whch more accurately represents amounts.

* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**   Annualized.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------------------------------
                                                Class O
--------------------------------------------------------------------------------------------------------
                                       Year Ended December 31,
--------------------------------------------------------------------------------------------------------
 1996'SS'                  1995                   1994                      1993                 1992
--------------------------------------------------------------------------------------------------------
 $  18.67                $  15.62                $  20.80                $  19.64             $  19.06
 --------                --------                --------                --------             --------
     0.13                    0.14                    0.03                   0.028                 0.10

     5.70                    5.27                   (2.87)                  3.242                 0.80
 --------                --------                --------                --------             --------
     5.83                    5.41                   (2.84)                   3.27                 0.90
 --------                --------                --------                --------             --------
    (0.15)                  (0.14)                  (0.03)                 (0.035)              (0.105)
    (4.47)                  (2.22)                  (1.51)                 (2.075)              (0.215)
     --                       --                    (0.80)                    --                   --
 --------                --------                --------                --------             --------
    (4.62)                  (2.36)                  (2.34)                  (2.11)               (0.32)
 --------                --------                --------                ---------            --------
 $  19.88                $  18.67                $  15.62                $  20.80             $  19.64
 ========                ========                ========                ========             ========
 $135,943                $102,429                $ 86,704                $113,905             $103,356
   +33.3 %                 +34.9 %                 -14.2 %                 +17.2 %               +4.7 %

    1.38%                    1.36%                   1.30%                   1.31%                1.34%
    0.67%                    0.74%                   0.12%                   0.13%                0.58%
     191%                     217%                    152%                    104%                  41%
$ 0.0586                     N/A                     N/A                      N/A                  N/A


Selected data per share of capital stock outstanding throughout each period:

INVESTORS FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A                          Class B
                                                                    ----------------------------------------------------------------
                                                                                           Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                                    1996           1995                    1996           1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....................         $ 16.62         $ 13.61              $ 16.61         $ 13.61
                                                                   -------         -------              -------         -------
Net investment income ....................................            0.19            0.19                 0.08            0.10
Net gain (loss) on investments
   (both realized and unrealized) ........................            4.63            4.55                 4.60            4.54
                                                                   -------         -------              -------         -------
   Total from investment operations ......................            4.82            4.74                 4.68            4.64
                                                                   -------         -------              -------         -------
Dividends from net investment income .....................           (0.22)          (0.23)               (0.10)          (0.14)
Distributions from net realized gain on investments ......           (2.33)          (1.50)               (2.33)          (1.50)
                                                                   -------         -------              -------         -------
   Total dividends and distributions .....................           (2.55)          (1.73)               (2.43)          (1.64)
                                                                   -------         -------              -------         -------
Net asset value, end of period ...........................         $ 18.89         $ 16.62              $ 18.86         $ 16.61
                                                                   =======         =======              =======         =======
Net assets, end of period (thousands) ....................         $10,905         $   441              $ 9,433         $   716
Total return* ............................................          +30.3 %          +35.3 %              +29.2 %        +34.5 %
Ratios to average net assets:

   Expenses ..............................................            1.06%           0.94%                1.82%           1.71%
   Net investment income .................................            0.94%           1.41%                0.21%           0.63%

Portfolio turnover rate ..................................              58%             86%                  58%             86%
Average Broker Commission Rate ...........................         $0.0593             N/A              $0.0593             N/A

TOTAL RETURN FUND'SS'

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Class A                             Class B
                                                                 -------------------------------------------------------------------
                                                                   Year Ended     Period Ended         Year Ended     Period Ended
                                                                  December 31,    December 31,         December 31,    December 31,
                                                                     1996           1995(a)               1996           1995(a)
                                                                 -------------------------------------------------------------------
Net asset value, beginning of period .....................         $ 10.55         $ 10.00              $ 10.54         $ 10.00
                                                                   -------         -------              -------         -------
Net investment income ....................................            0.54            0.15                 0.45            0.13
Net gain on investments
   (both realized and unrealized) ........................            1.35            0.52                 1.35            0.51
                                                                   -------         -------              -------         -------
   Total from investment operations ......................            1.89            0.67                 1.80            0.64
                                                                   -------         -------              -------         -------
Dividends from net investment income .....................           (0.52)          (0.11)               (0.42)          (0.09)
Distributions from net realized gain on investments ......           (0.10)          (0.01)               (0.10)          (0.01)
                                                                   -------         -------              -------         -------
   Total dividends and distributions .....................           (0.62)          (0.12)               (0.52)          (0.10)
                                                                   -------         -------              -------         -------
Net asset value, end of period ...........................         $ 11.82         $ 10.55              $ 11.82         $ 10.54
                                                                   =======         =======              =======         =======
Net assets, end of period (thousands) ....................         $21,109         $ 3,658              $28,043         $ 5,378
Total return* ............................................          +18.3 %          +6.7 %              +17.4 %          +6.4 %
Ratios to average net assets:
   Expenses ..............................................            0.75%           0.74%**              1.50%           1.49%**
   Net investment income .................................            4.81%           4.82%**              4.06%           4.06%**
Portfolio turnover rate ..................................              76%             16%                  76%             16%
Average Broker Commission Rate ...........................         $0.0534             N/A              $0.0534             N/A
Before waiver of management fee, expenses absorbed
   by SBAM and credits earned on custodian cash
   balances, net investment income
   per share and expense ratios would have been:
   Net investment income per share .......................         $  0.44          $ 0.13              $  0.36          $ 0.11
   Expense ratio .........................................            1.61%           1.45%**              2.36%           2.19%**


(a) September 11, 1995, commencement of investment operations, through December 31, 1995.
'SS' Per share  information  calculated  using the  average  shares  outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**   Annualized.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------------------------
               Class C                                        Class O
--------------------------------------------------------------------------------------------------
                                                   Year Ended December 31,
--------------------------------------------------------------------------------------------------
          1996         1995          1996         1995          1994          1993         1992
--------------------------------------------------------------------------------------------------
         $16.61       $13.61        $16.61       $13.63        $15.60        $16.10       $17.10
       --------     --------      --------     --------      --------      --------     --------
           0.07         0.09          0.25         0.27          0.27          0.32         0.41
           4.60         4.55          4.62         4.48         (0.48)         2.03         0.79
       --------     --------      --------     --------      --------      --------     --------
           4.67         4.64          4.87         4.75         (0.21)         2.35         1.20
       --------     --------      --------     --------      --------      --------     --------
          (0.09)       (0.14)        (0.25)       (0.27)        (0.27)        (0.33)       (0.41)
          (2.33)       (1.50)        (2.33)       (1.50)        (1.49)        (2.52)       (1.79)
       --------     --------      --------     --------      --------      --------     --------
          (2.42)       (1.64)        (2.58)       (1.77)        (1.76)        (2.85)       (2.20)
       --------     --------      --------     --------      --------      --------     --------
         $18.86       $16.61        $18.90       $16.61        $13.63        $15.60       $16.10
       ========     ========      ========     ========      ========      ========     ========
         $1,959         $306      $518,361     $428,950      $348,214      $386,147     $370,350
          +29.3 %     +34.5 %       +30.6 %      +35.4 %        -1.3 %       +15.1 %       +7.4 %

           1.80%        1.68%         0.76%        0.69%         0.69%         0.68%        0.68%
           0.23%        0.66%         1.36%        1.67%         1.75%         1.90%        2.47%
             58%          86%           58%          86%           66%           79%          48%
        $0.0593         N/A        $0.0593         N/A           N/A           N/A          N/A


----------------------------------------------------------------------------------------------
                         Class C                                       Class O
----------------------------------------------------------------------------------------------
         Year Ended              Period Ended            Year Ended              Period Ended
        December 31,             December 31,           December 31,             December 31,
            1996                    1995(a)                 1996                    1995(a)
----------------------------------------------------------------------------------------------
           $10.56                   $10.00                 $10.57                   $10.00
         -------                   -------                -------                  -------
             0.46                     0.14                   0.57                     0.17

             1.35                     0.51                   1.39                     0.52
          -------                 -------                 -------                  -------
             1.81                     0.65                   1.96                     0.69
          -------                 -------                 -------                  -------
            (0.42)                   (0.08)                 (0.55)                   (0.11)
            (0.10)                   (0.01)                 (0.10)                   (0.01)
          -------                  -------                -------                  -------
            (0.52)                   (0.09)                 (0.65)                   (0.12)
          -------                  -------                -------                  -------
           $11.85                   $10.56                 $11.88                   $10.57
          =======                  =======                =======                  =======
           $3,445                     $445                   $213                   $4,494
           +17.5 %                   +6.5 %                +19.0 %                   +6.9 %

             1.50%                    1.51%**                0.50%                    0.51%**
             4.07%                    4.26%**                5.13%                    5.30%**
               76%                      16%                    76%                      16%
          $0.0534                      N/A                $0.0534                     N/A



            $0.36                    $0.11                  $0.47                    $0.15
             2.36%                    2.22%**                1.36%                    1.22%**


Selected data per share of capital stock outstanding throughout each period:

HIGH YIELD BOND FUND

------------------------------------------------------------------------------------------------------
                                                         Class A                      Class B
------------------------------------------------------------------------------------------------------
                                                Year Ended    Period Ended   Year Ended   Period Ended
                                               December 31,   December 31,  December 31,  December 31,
                                                   1996          1995(a)        1996         1995(a)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........   $   10.53   $    10.00     $   10.53      $  10.00
                                                 ---------    ---------      --------      --------
Net investment income.........................        1.10         0.92          1.02          0.85
Net gain on investments
   (both realized and unrealized).............        1.11         0.67          1.11          0.68
                                                 ---------    ---------      --------      --------
   Total from investment operations...........        2.21         1.59          2.13          1.53
                                                 ---------    ---------      --------      --------
Dividends from net investment income..........       (1.10)       (0.91)        (1.03)        (0.85)
Distributions from net realized gain on
   investments................................       (0.10)       (0.15)        (0.10)        (0.15)
                                                 ---------    ---------      --------      --------
   Total dividends and distributions..........       (1.20)       (1.06)        (1.13)        (1.00)
                                                 ---------    ---------      --------      --------
Net asset value, end of period................   $   11.54   $    10.53     $   11.53      $  10.53
                                                 =========    =========      ========      ========
Net assets, end of period (thousands).........   $  65,935   $   10,789     $ 106,797      $ 10,108
Total return*.................................      +21.9 %      +16.6 %       +21.2 %       +15.7 %
Ratios to average net assets:
   Expenses...................................        1.24%        1.24%**       1.99%         1.96%**
   Net investment income......................        9.38%       10.58%**       8.49%         9.53%**
Portfolio turnover rate.......................          85%         109%           85%          109%
Before waiver of management fee and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
   Net investment income per share............   $    1.09   $     0.87     $    1.01      $   0.80
   Expense ratio..............................        1.50%        1.80%**       2.24%         2.51%**

STRATEGIC BOND FUND

-------------------------------------------------------------------------------------------------------
                                                         Class A                      Class B
-------------------------------------------------------------------------------------------------------
                                                 Year Ended   Period Ended   Year Ended   Period Ended
                                                December 31,  December 31,  December 31,  December 31,
                                                   1996'SS'      1995(a)      1996'SS'      1995(a)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........    $ 10.53      $ 10.00       $ 10.53       $ 10.00
                                                  -------      -------       -------       -------
Net investment income.........................       0.87         0.84          0.79          0.76
Net gain on investments
   (both realized and unrealized).............       0.55         0.78          0.53          0.79
                                                  -------      -------       -------       -------
   Total from investment operations...........       1.42         1.62          1.32          1.55
                                                  -------      -------       -------       -------
Dividends from net investment income..........      (0.94)       (0.85)        (0.85)        (0.78)
Dividends in excess of net investment income..      (0.01)        --           (0.01)           --
Distributions from net realized gain on
   investments................................      (0.17)       (0.24)        (0.17)        (0.24)
                                                  -------      -------       -------       -------
   Total dividends and distributions..........      (1.12)       (1.09)        (1.03)        (1.02)
                                                  -------      -------       -------       -------
Net asset value, end of period................    $ 10.83      $ 10.53       $ 10.82       $ 10.53
                                                  =======      =======       =======       =======
Net assets, end of period (thousands).........    $ 8,345      $   513       $14,291       $ 1,879
Total return*.................................      +14.1 %     +16.8 %        +13.0 %       +16.1 %
Ratios to average net assets:
   Expenses...................................        1.24%       1.23%**        1.98%         1.97%**
   Net investment income......................        8.09%       9.51%**        7.34%         8.75%**
Portfolio turnover rate.......................         122%         161%          122%          161%
Before waiver of management fee, expenses
absorbed by SBAM and credits earned on
custodian cash balances, net investment
income per share and expense ratios
would have been:
   Net investment income per share............    $   0.79     $  0.76       $   0.71      $   0.69
   Expense ratio..............................        1.98%       2.11%**        2.73%         2.85%**


(a) February 22, 1995, commencement of investment operations, through December 31, 1995.

'SS' Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
     Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

**   Annualized.

                 See accompanying notes to financial statements

----------------------------------------------------------------------------------------------
                         Class C                                       Class O
----------------------------------------------------------------------------------------------
         Year Ended              Period Ended            Year Ended              Period Ended
        December 31,             December 31,           December 31,             December 31,
            1996                    1995(a)               1996'SS'                 1995(a)
----------------------------------------------------------------------------------------------
         $  10.53                $  10.00               $   10.54                  $  10.00
         --------                --------               ---------                  --------
             1.02                    0.85                    1.16                      0.95

             1.10                    0.68                    1.05                      0.67
         --------                --------               ---------                  --------
             2.12                    1.53                    2.21                      1.62
         --------                --------               ---------                  --------
            (1.03)                  (0.85)                  (1.12)                    (0.93)
            (0.10)                  (0.15)                  (0.10)                    (0.15)
         --------                --------               ---------                  --------
            (1.13)                  (1.00)                  (1.22)                    (1.08)
         --------                --------               ---------                  --------
         $  11.52                $  10.53               $   11.53                  $  10.54
         ========                ========               =========                  ========
         $ 13.773                $  1,274               $     393                  $  7,854
           +21.1 %                 +15.8 %                 +22.0 %                    +16.8%

             1.99%                   1.98%**                 0.99%                     1.00%**
             8.43%                   9.61%**                10.64%                    10.59%**
               85%                    109%                     85%                      109%




         $   1.01                $    0.80              $    1.13                 $    0.90
             2.24%                    2.54%**                1.24%                     1.55%**

----------------------------------------------------------------------------------------------
                         Class C                                       Class O
----------------------------------------------------------------------------------------------
         Year Ended              Period Ended            Year Ended              Period Ended
        December 31,             December 31,           December 31,             December 31,
          1996'SS'                  1995(a)               1996'SS'                 1995(a)
----------------------------------------------------------------------------------------------
         $  10.53                $  10.00               $  10.53                  $ 10.00
         --------                --------               --------                  -------
             0.78                    0.77                   0.92                     0.87

             0.54                    0.78                   0.51                     0.77
         --------                --------               --------                  -------
             1.32                    1.55                   1.43                     1.64
         --------                --------               --------                  -------
            (0.85)                  (0.78)                 (0.96)                   (0.87)
            (0.01)                     --                  (0.01)                      --
            (0.17)                  (0.24)                 (0.17)                   (0.24)
         --------                --------               ---------                 --------
            (1.03)                  (1.02)                 (1.14)                   (1.11)
         --------                --------               ---------                 --------
         $  10.82                $  10.53               $  10.82                  $ 10.53
         ========                ========               ========                  ========
         $  4,575                $    411               $  3,817                  $ 9,763
            +13.1%                  +16.1%                 +14.2%                   +17.0%
             1.98%                   1.99%**                1.00%                    0.99%**
             7.26%                   8.77%**                8.65%                    9.74%**
              122%                    161%                   122%                     161%
         $   0.70                $   0.70               $   0.84                  $  0.79
             2.72%                   2.87%**                1.74%                    1.87%**

Selected data per share of capital stock outstanding throughout each period:

U.S. GOVERNMENT INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Class A                           Class B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended      Period Ended        Year Ended      Period Ended
                                                                  December 31,       December 31,     December 31,     December 31,
                                                                      1996             1995(a)           1996            1995(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................        $10.32           $10.00             $10.32           $10.00
                                                                     ------           ------             ------           ------
Net investment income .......................................          0.54             0.49               0.46             0.43
Net gain on investments
   (both realized and unrealized) ...........................         (0.19)            0.43              (0.20)            0.43
                                                                     ------           ------             ------           ------
   Total from investment operations .........................          0.35             0.92               0.26             0.86
                                                                     ------           ------             ------           ------
Dividends from net investment income ........................         (0.54)           (0.49)             (0.46)           (0.43)
Distributions from net realized gain on investments .........         (0.06)           (0.10)             (0.06)           (0.10)
Distributions in excess of net realized gain on investments .            --            (0.01)                --            (0.01)
                                                                     ------           ------             ------           ------
   Total dividends and distributions ........................         (0.60)           (0.60)             (0.52)           (0.54)
                                                                     ------           ------             ------           ------
Net asset value, end of period ..............................        $10.07           $10.32             $10.06           $10.32
                                                                     ======           ======             ======           ======
Net assets, end of period (thousands) .......................        $1,188             $278             $1,266             $572
Total return* ...............................................         +3.6 %           +9.5 %             +2.7 %           +8.8 %
Ratios to average net assets:
   Expenses .................................................          0.84%            0.85%**            1.59%            1.60%**
   Net investment income ....................................          5.22%            5.67%**            4.51%            4.85%**
Portfolio turnover rate .....................................           365%             230%               365%             230%
Before applicable waiver of management fee,
 expenses absorbed  by SBAM and credits earned on
 custodian cash balances, net investment income
 per share and expense ratios would have been:
Net investment income per share .............................         $0.38            $0.40              $0.30            $0.34
Expense ratio ...............................................          2.21%            1.90%**            2.96%            2.64%**


NATIONAL INTERMEDIATE MUNICIPAL FUND


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Class A                           Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended      Period Ended        Year Ended    Period Ended
                                                                   December 31,     December 31,       December 31,    December 31,
                                                                      1996            1995(a)             1996            1995(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........................        $10.43           $10.00             $10.42           $10.00
                                                                     ------           ------             ------           ------
Net investment income .......................................          0.48             0.40               0.40             0.34
Net gain on investments
   (both realized and unrealized) ...........................         (0.06)            0.46              (0.06)            0.45
                                                                     ------           ------             ------           ------
   Total from investment operations .........................          0.42             0.86               0.34             0.79
                                                                     ------           ------             ------           ------
Dividends from net investment income ........................         (0.48)           (0.40)             (0.41)           (0.34)
Distributions from net realized gain on investments .........         (0.02)           (0.03)             (0.02)           (0.03)
                                                                     ------           ------             ------           ------
   Total dividends and distributions ........................         (0.50)           (0.43)             (0.43)           (0.37)
                                                                     ------           ------             ------           ------
Net asset value, end of period ..............................        $10.35           $10.43             $10.33           $10.42
                                                                     ======           ======             ======           ======
Net assets, end of period (thousands) .......................          $696             $569               $702             $432
Total return* ...............................................         +4.2 %           +8.7 %             +3.4 %           +8.0 %
Ratios to average net assets:
   Expenses .................................................          0.75%            0.75%**            1.50%            1.50%**
   Net investment income ....................................          4.62%            4.63%**            3.88%            3.85%**
Portfolio turnover rate .....................................            19%              29%                19%              29%
Before applicable waiver of management fee, expenses absorbed by SBAM and  credits earned on custodian cash balances,
 net investment income per share
   and expense ratios would have been:
   Net investment income per share ..........................         $0.35            $0.32              $0.27            $0.25
   Expense ratio ...........................................           2.02%            1.71%**            2.77%            2.45%**


(a)  February 22, 1995, commencement of investment operations,  through December
     31, 1995.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
** Annualized.

                 See accompanying notes to financial statements

                                      226







----------------------------------------------------------------------------------------------
                         Class C                                       Class O
----------------------------------------------------------------------------------------------
         Year Ended              Period Ended            Year Ended              Period Ended
        December 31,             December 31,           December 31,             December 31,
            1996                    1995(a)                 1996                    1995(a)
----------------------------------------------------------------------------------------------
           $10.32                   $10.00                 $10.32                   $10.00
           ------                   ------                 ------                   ------
             0.46                     0.43                   0.56                     0.52


            (0.21)                    0.43                  (0.20)                    0.42
           ------                   ------                 ------                   ------
             0.25                     0.86                   0.36                     0.94
           ------                   ------                 ------                   ------
            (0.46)                   (0.43)                 (0.56)                   (0.52)
            (0.06)                   (0.10)                 (0.06)                   (0.10)
               --                    (0.01)                    --                       --
           ------                   ------                 ------                   ------
            (0.52)                   (0.54)                 (0.62)                   (0.62)
           ------                   ------                 ------                   ------
           $10.05                   $10.32                 $10.06                   $10.32
           ======                   ======                 ======                   ======
             $422                     $273                 $9,375                   $9,552
            +2.7 %                   +8.8 %                 +3.7 %                   +9.7 %

             1.60%                    1.60%**                0.60%                    0.60%**
             4.51%                    4.92%**                5.53%                    5.92%**
              365%                     230%                   365%                     230%



            $0.31                    $0.34                  $0.41                    $0.42
             2.97%                    2.64%**                1.97%                    1.64%**






----------------------------------------------------------------------------------------------
                         Class C                                       Class O
----------------------------------------------------------------------------------------------
         Year Ended              Period Ended            Year Ended              Period Ended
        December 31,             December 31,           December 31,             December 31,
            1996                    1995(a)                 1996                    1995(a)
----------------------------------------------------------------------------------------------
           $10.42                   $10.00                 $10.43                   $10.00
           ------                   ------                 ------                   ------
             0.40                     0.34                   0.50                     0.42

            (0.06)                    0.45                  (0.07)                    0.46
           ------                   ------                 ------                   ------
             0.34                     0.79                   0.43                     0.88
           ------                   ------                 ------                   ------
            (0.41)                   (0.34)                 (0.50)                   (0.42)
            (0.02)                   (0.03)                 (0.02)                   (0.03)
           ------                   ------                 ------                   ------
            (0.43)                   (0.37)                 (0.52)                   (0.45)
           ------                   ------                 ------                   ------
           $10.33                   $10.42                 $10.34                   $10.43
           ======                   ======                 ======                   ======
             $468                     $271                 $9,786                   $9,675
            +3.4 %                   +8.0 %                 +4.3 %                   +9.0 %

             1.50%                    1.50%**                0.50%                    0.50%**
             3.88%                    3.85%**                4.88%                    4.86%**
               19%                      29%                    19%                      29%



            $0.27                    $0.25                  $0.37                    $0.34
             2.77%                    2.46%**                1.77%                    1.46%**


Selected data per share of capital stock outstanding throughout each period:

NEW YORK MUNICIPAL BOND FUND

----------------------------------------------------------------------------------------------------
                                                         Class A                      Class B
----------------------------------------------------------------------------------------------------
                                                                Year Ended December 31,
----------------------------------------------------------------------------------------------------
                                                     1996        1995           1996          1995
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........      $10.11       $ 8.96        $10.11        $ 8.96
                                                    ------       ------        ------        ------
Net investment income.........................        0.48         0.42          0.41          0.36
Net gain (loss) on securities and futures
   (both realized and unrealized).............       (0.19)        1.14         (0.19)         1.14
                                                    ------       ------        ------        ------
   Total from investment operations...........        0.29         1.56          0.22          1.50
                                                    ------       ------        ------        ------
Dividends from net investment income..........       (0.48)       (0.41)        (0.41)        (0.35)
Distributions from net realized gain on
   securities and futures.....................          --           --            --            --
                                                    ------       ------        ------        ------
   Total dividends and distributions..........       (0.48)       (0.41)        (0.41)        (0.35)
                                                    ------       ------        ------        ------
Net asset value, end of period................      $ 9.92       $10.11        $ 9.92        $10.11
                                                    ======       ======        ======        ======
Net assets, end of period (thousands).........      $  792       $  546        $  539        $  528
Total return*.................................       +3.0 %      +17.7 %        +2.3 %       +17.0 %
Ratios to average net assets:
   Expenses...................................        0.75%        0.75%         1.50%         1.50%
   Net investment income......................        4.91%        5.12%         4.18%         4.30%
Portfolio turnover rate.......................          19%          22%           19%           22%
Before applicable waiver of management fee,
   expenses absorbed by SBAM and credits
   earned on custodian cash balances, net
   investment income per share and expense
   ratios would have been:
   Net investment income per share............      $ 0.37       $ 0.24       $  0.30        $ 0.17
   Expense ratio..............................        1.89%        2.96%         2.64%         3.74%

NEW YORK MUNICIPAL MONEY FUND

------------------------------------------------------------------------------------------------------
                                                  Class A               Class B               Class C
------------------------------------------------------------------------------------------------------
                                                           Period ended December 31, 1996(b)
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........     $1.000                $1.000               $1.000
                                                   ------                ------               ------
Net investment income.........................      0.006                 0.006                0.006
Dividends from net investment income..........     (0.006)               (0.006)              (0.006)
                                                   ------                ------               ------
Net asset value, end of period................     $1.000                $1.000               $1.000
                                                   ======                ======               ======
Net assets, end of period (thousands).........     $  360                $   25               $   25
Total return*.................................      +0.6 %                +0.6 %               +0.6 %
Ratios to average net assets:
   Expenses...................................      0.38 %**              0.40 %**             0.40 %**
   Net investment income......................      3.56 %**              3.40 %**             3.40 %**
Before applicable waiver of management fee
   and credits earned on custodian cash
   balances, net investment income per share
   and expense ratios would have been:
   Net investment income per share............     $0.006                $0.006               $0.006
   Expense ratio..............................      0.39 %**              0.41 %**             0.41  %**


(a) February 1, 1993, commencement of investment operations, through December 31, 1993.
(b) November 1, 1996, commencement of investment operations, through December 31, 1996.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**  Annualized.

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------------
               Class C                                            Class O
-----------------------------------------------------------------------------------------------------
                                                                                        Period Ended
                                Year Ended December 31,                                 December 31,
-----------------------------------------------------------------------------------------------------
        1996            1995             1996             1995             1994            1993(a)
-----------------------------------------------------------------------------------------------------
       $10.11           $ 8.96           $10.11          $ 8.98           $10.44           $10.00
       ------           ------           ------          ------           ------           ------
         0.41             0.36             0.50            0.53             0.55             0.46

        (0.19)            1.14            (0.18)           1.12            (1.46)            0.46
       ------           ------           ------          ------           ------           ------
         0.22             1.50             0.32            1.65            (0.91)            0.92
       ------           ------           ------          ------           ------           ------
        (0.41)           (0.35)           (0.50)          (0.52)           (0.55)           (0.46)
           --               --               --              --               --            (0.02)
       ------           ------           ------          ------           ------           ------
        (0.41)           (0.35)           (0.50)          (0.52)           (0.55)           (0.48)
       ------           ------           ------          ------           ------           ------
       $ 9.92           $10.11           $ 9.93          $10.11           $ 8.98           $10.44
       ======           ======           ======          ======           ======           ======
       $  282           $  266           $3,193          $2,494           $3,333           $8,364
        +2.3 %          +17.0 %           +3.4 %          +18.8 %           -8.8 %           +9.4 %

         1.50%            1.50%            0.50%            0.50%            0.50%            0.50%**
         4.19%            4.38%            5.19%            5.50%            5.72%            4.99%**
           19%              22%              19%              22%              63%              24%



       $ 0.30           $ 0.18           $ 0.40           $ 0.32           $ 0.49           $ 0.40
         2.64%            3.71%            1.65%            2.71%            1.17%            1.24%**

---------------------------------------------------------------------------------------------------
                                     Class O
---------------------------------------------------------------------------------------------------
                             Year Ended December 31,
---------------------------------------------------------------------------------------------------
         1996                1995                 1994                1993                1992
---------------------------------------------------------------------------------------------------
       $  1.000            $  1.000             $  1.000            $  1.000            $  1.000
        -------            --------             --------            --------            --------
          0.032               0.037                0.027               0.023               0.031
         (0.032)             (0.037)              (0.027)             (0.023)             (0.031)
        -------            --------             --------            --------            --------
       $  1.000            $  1.000             $  1.000            $  1.000            $  1.000
        =======            ========             ========            ========            ========
       $273,734            $226,549             $269,788            $262,413            $263,685
          +3.3 %              +3.7 %               +2.7 %              +2.3 %              +3.1 %

          0.53 %              0.43 %               0.41 %              0.41 %              0.42 %
          3.25 %              3.67 %               2.63 %              2.31 %              3.07 %



       $  0.032            $  0.037                  --                  --                  --
          0.53 %              0.45 %                 --                  --                  --

Financial Highlights (concluded)

Selected data per share of capital stock outstanding throughout each period:

CASH MANAGEMENT FUND

------------------------------------------------------------------------------------------------------
                                                          Class A                      Class B
------------------------------------------------------------------------------------------------------
                                                                  Year Ended December 31,
------------------------------------------------------------------------------------------------------
                                                     1996          1995           1996          1995
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........    $1.000         $1.000         $1.000        $1.000
                                                   ------         ------         ------        ------
Net investment income..........................     0.050          0.044          0.050         0.043
Dividends from net investment income...........    (0.050)        (0.044)        (0.050)       (0.043)
                                                   ------         ------        ------         ------
Net asset value, end of period.................    $1.000         $1.000         $1.000        $1.000
                                                   ======         ======         ======        ======
Net assets, end of period (thousands)..........    $8,175         $1,756         $3,920        $2,238
Total return*..................................     +5.1 %         +4.5 %         +5.1 %        +4.4 %

Ratios to average net assets:
   Expenses...................................      0.55 %         0.55 %         0.55 %        0.55 %
   Net investment income......................      4.95 %         5.42 %         4.95 %        5.38 %
Before applicable waiver of management fee,
   expenses absorbed by SBAM and credits
   earned on custodian cash balances, net
   investment income per share and
   expense ratios would have been:
   Net investment income per share............     $0.047         $0.037         $0.047        $0.037
   Expense ratio...............................     0.82 %         1.35 %         0.82 %        1.34 %

* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported.

                 See accompanying notes to financial statements

-------------------------------------------------------------------------------------------------
               Class C                                        Class O
-------------------------------------------------------------------------------------------------
                                        Year Ended December 31,
-------------------------------------------------------------------------------------------------
         1996         1995          1996         1995          1994          1993         1992
-------------------------------------------------------------------------------------------------
        $1.000       $1.000        $1.000       $1.000        $1.000       $ 1.000       $1.000
        ------       ------       -------       ------       -------       -------      -------
         0.050        0.043         0.050        0.055         0.038         0.027        0.033
        (0.050)      (0.043)       (0.050)      (0.055)       (0.038)       (0.027)      (0.033)
        ------       ------       -------       ------       -------       -------      -------
        $1.000       $1.000        $1.000       $1.000        $1.000       $ 1.000       $1.000
        ======       ======       =======       ======       =======       =======      =======
        $  435       $  183       $14,225       $6,684       $19,127       $15,049      $11,613
        +5.1  %      +4.4  %       +5.1  %      +5.6  %       +3.9  %       +2.7  %      +3.4  %

         0.55 %       0.55 %        0.55 %       0.55 %        0.61 %        0.65 %       0.65 %
         4.95 %       5.40 %        4.95 %       5.46 %        3.79 %        2.68 %       3.41 %



        $0.047       $0.036       $ 0.047       $0.047       $ 0.036       $ 0.025      $0.030
         0.82 %       1.34 %        0.82 %       1.34 %        0.81 %        0.85 %      0.85 %

Report of Independent Accountants

To the Boards of Directors and Shareholders of Salomon Brothers Cash Management Fund
Salomon Brothers New York Municipal Money Market Fund
Salomon Brothers New York Municipal Bond Fund
Salomon Brothers National Intermediate Municipal Fund
Salomon Brothers U.S. Government Income Fund
Salomon Brothers High Yield Bond Fund
Salomon Brothers Strategic Bond Fund
Salomon Brothers Total Return Fund
Salomon Brothers Asia Growth Fund
Salomon Brothers Investors Fund Inc
Salomon Brothers Capital Fund Inc

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers New York Municipal Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund (nine of the portfolios constituting Salomon Brothers Series Funds Inc), Salomon Brothers Investors Fund Inc and Salomon Brothers Capital Fund Inc (hereafter referred to as the "Funds") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE, LLP
New York, New York
February 18, 1997

                       SALOMON BROTHERS SERIES FUNDS INC
                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements included in Part A:

          Selected Per Share Data and Ratios for the specified periods for the following Funds are presented under the heading 'Financial Highlights' in the Investment Series Prospectus: Salomon Brothers Cash Management Fund ('Cash Management Fund'), the Salomon Brothers New York Municipal Money Market Fund ('New York Money Market Fund'), the Salomon Brothers National Intermediate Municipal Fund ('National Intermediate Municipal Fund'), the Salomon Brothers U.S. Government Income Fund ('U.S. Government Income Fund'), the Salomon Brothers High Yield Bond Fund ('High Yield Bond Fund'), the Salomon Brothers Strategic Bond Fund ('Strategic Bond Fund'), the Salomon Brothers Total Return Fund ('Total Return Fund'), Salomon Brothers Asia Growth Fund ('Asia Growth Fund'), the Salomon Brothers Investors Fund Inc ('Investors Fund') and the Salomon Brothers Capital Fund Inc ('Capital Fund'):

     For the Salomon Brothers Institutional Money Market Fund, selected Per Share Data and Ratios for the specified periods for such Fund are presented under the heading 'Financial Highlights' in the Prospectus for Institutional Investment Series.

     Financial Statements included in Part B:

          (1) For Cash Management Fund, New York Municipal Money Market Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Capital Fund and Investors Fund:

             (i) Portfolio of Investments at December 31, 1996

             (ii) Statement of Assets and Liabilities at December 31, 1996

             (iii) Statement of Operations for each Fund (except Asia Growth
        Fund) for the fiscal year ended December 31, 1996

                  Statement of Operations for Asia Growth Fund for the period May 6, 1996 (commencement of operations) to December 31, 1996

             (iv) Statement of Changes in Net Assets for each Fund (except Asia Growth Fund) for the fiscal year ended December 31, 1996.

                  Statement of Changes in Net Assets for Asia Growth Fund for the period May 6, 1996 (commencement of operations) to December 31, 1996

                  Statement of Changes in Net Assets for New York Municipal Money Market Fund, Cash Management Fund and New York Municipal Bond Fund for the fiscal year ended December 31, 1995.

                  Statement of Changes in Net Assets for Total Return Fund for the period September 11, 1995 (commencement of operations) to December 31, 1995

                  Statement of Changes in Net Assets for National Intermediate Municipal Fund, U.S. Government Income Fund, Strategic Bond Fund and High Yield Bond Fund for the period February 22, 1995 (commencement of operations) to December 31, 1995

             (v) Notes to Financial Statements

             (vi) Financial Highlights

             (vii) Report of Independent Accountants

          (2) For Salomon Brothers Institutional Money Market Fund:

             (i) Portfolio of Investments at December 31, 1996

             (ii) Statement of Assets and Liabilities at December 31, 1996

             (iii) Statement of Operations for the fiscal year ended December 31, 1996

             (iv) Statement of Changes in Net Assets for the fiscal years ended December 31, 1996 and 1995

             (v) Financial Highlights

             (vi) Notes to Financial Statements

             (vii) Report of Independent Accountants


          (3) For Cash Management Fund, New York Municipal Money Market Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Capital Fund and Investors Fund:



             (i) Portfolio of Investments at June 30, 1997



             (ii) Statements of Assets and Liabilities at June 30, 1997



             (iii) Statements of Operations for the six months ended June 30,
        1997



             (iv) Statements of Changes in Net Assets for the six months ended June 30, 1997



             (v) Notes to Financial Statements



             (vi) Financial Highlights


     (b) Exhibits:

EXHIBIT
NUMBER                                                 DESCRIPTION
------   --------------------------------------------------------------------------------------------------------
    1 (a) -- Articles of Incorporation of Registrant (filed as Exhibit 1 to the Registration Statement on Form
             N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).
    1 (b) -- Articles Supplementary (filed as Exhibit 1(b) to Post-Effective Amendment No. 6 to the Registration
             Statement on Form N-1A and incorporated herein by reference).
    1 (c) -- Articles Supplementary (filed as Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registration
             Statement on Form N-1A and incorporated herein by reference).
    1 (d) -- Form of Registrant's Articles of Amendment (filed as Exhibit 1(d) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).
    1 (e) -- Form of Articles Supplementary (filed as Exhibit 1(e) to Post-Effective Amendment No. 12 to the
             Registration Statement on Form N-1A and incorporated herein by reference).
    1 (f) -- Form of Articles Supplementary (filed as Exhibit 1(f) to Post-Effective Amendment No. 15 to the
             Registration Statement on Form N-1A and incorporated herein by reference).
    1 (g) -- Form of Articles Supplementary (filed as Exhibit 1(g) to Post-Effective Amendment No. 17 to the
             Registration Statement and incorporated by reference herein).
    1 (h) -- Form of Articles of Amendment (filed as Exhibit 1(h) to Post-Effective Amendment No. 19 to the
             Registration Statement on Form N-1A and incorporated herein by reference).
    1 (i) -- Form of Articles Supplementary (filed as Exhibit 1(i) to Post-Effective Amendment No. 19 to the
             Registration Statement on Form N-1A and incorporated herein by reference).
    1 (j) -- Form of Articles Supplementary is to be filed by Amendment.
    2 (a) -- Registrant's By-Laws (filed as Exhibit 2 to the Registration Statement on Form N-1A (File Nos.
             33-34423 and 811-06087) and incorporated herein by reference).
    3     -- None.
    4 (a) -- Form of Stock Certificate for shares of Class A Stock (filed as Exhibit 4(a) to Post-Effective
             Amendment No. 2 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and
             incorporated herein by reference).
    4 (b) -- Form of Stock Certificate for shares of Class B Stock (filed as Exhibit 4(b) to Post-Effective
             Amendment No. 2 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and
             incorporated herein by reference).

EXHIBIT
NUMBER                                                 DESCRIPTION
------   --------------------------------------------------------------------------------------------------------
    4 (c) -- Form of Stock Certificate for shares of Class C Stock (filed as Exhibit 4(c) to Post-Effective
             Amendment No. 2 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087)
             incorporated herein by reference).
    4 (d) -- Form of Stock Certificate for shares of Class D Stock (filed as Exhibit 4(d) to Post-Effective
             Amendment No. 6 to the Registration Statement on Form N-1A and incorporated herein by reference).
    4 (e) -- Forms of Specimen Stock Certificates: for Cash Management Fund -- A, New York Municipal Bond
             Fund -- A, National Intermediate Municipal Fund -- A, U.S. Government Income Fund -- A, High Yield
             Bond Fund -- A, Strategic Bond Fund -- A, Cash Management Fund -- B, New York Municipal Bond
             Fund -- B, National Intermediate Municipal Fund -- B, U.S. Government Income Fund -- B, High Yield
             Bond Fund -- B, Strategic Bond Fund -- B, Cash Management Fund -- C, New York Municipal Bond Fund --
             C, National Intermediate Municipal Fund -- C, U.S. Government Income Fund -- C, High Yield Bond
             Fund -- C and Strategic Bond Fund -- C, Cash Management Fund -- O, New York Municipal Bond Fund -- O,
             National Intermediate Municipal Fund -- O, U.S. Government Income Fund -- O, High Yield Bond
             Fund -- O, Strategic Bond Fund -- O (filed as Exhibit 4(e) to Post-Effective Amendment No. 12 to the
             Registration Statement on Form N-1A and incorporated herein by reference).
    4 (f) -- Forms of Specimen Stock Certificates for Total Return Fund -- A, Total Return Fund -- B, Total Return
             Fund -- C and Total Return Fund -- O (filed as Exhibit 4(f) to Post-Effective Amendment No. 15 to the
             Registration Statement on Form N-1A and incorporated herein by reference).
    4 (g) -- Forms of Specimen Stock Certificates for Asia Growth Fund -- A, Asia Growth Fund -- B, Asia Growth
             Fund -- C and Asia Growth Fund -- O (filed as Exhibit 4(g) to Post-Effective Amendment No. 18 to the
             Registration Statement on Form N-1A and incorporated herein by reference).
    4 (h) -- Forms of Specimen Stock Certificates for: International Growth Fund -- A, International Growth
             Fund -- B, International Growth Fund -- C, International Growth Fund -- O, Small Cap Growth Fund -- A,
             Small Cap Growth Fund -- B, Small Cap Growth Fund -- C, Small Cap Growth Fund -- O are to be filed by
             Amendment.
    5 (a) -- Management Contract between Registrant and Salomon Brothers Asset Management Inc ('SBAM') dated
             September 27, 1990 relating to the Cash Management Fund and the New York Municipal Money Market Fund
             (filed as Exhibit 5(a) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A
             and incorporated herein by reference).
    5 (b) -- Management Contract between Registrant and SBAM dated December 7, 1990 relating to the Money Market
             Fund (formerly Salomon Brothers U.S. Treasury Securities Money Market Fund) (filed as Exhibit 5 to
             Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A and incorporated herein by reference).
    5 (c) -- Management Contract between Registrant and SBAM dated December 8, 1992 relating to the New York
             Municipal Bond Fund (filed as Exhibit 5(c) to Post-Effective Amendment No. 7 to the Registration
             Statement on Form N-1A and incorporated herein by reference).
    5 (d) -- Form of Management Contract between Registrant and SBAM relating to the National Intermediate
             Municipal Fund (filed as Exhibit 5(d) to Post-Effective Amendment No. 12 to the Registration Statement
             on Form N-1A and incorporated herein by reference).
    5 (e) -- Form of Management Contract between Registrant and SBAM relating to the U.S. Government Income Fund
             (filed as Exhibit 5(e) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A
             and incorporated herein by reference).
    5 (f) -- Form of Management Contract between Registrant and SBAM relating to the High Yield Bond Fund (filed as Exhibit 5(f) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and
             incorporated herein by reference).

EXHIBIT
NUMBER                                                 DESCRIPTION
------   --------------------------------------------------------------------------------------------------------
    5 (g) -- Form of Management Contract between Registrant and SBAM relating to the Strategic Bond Fund (filed as
             Exhibit 5(g) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and
             incorporated herein by reference).
    5 (h) -- Form of Subadvisory Consulting Agreement between SBAM and Salomon Brothers Asset Management Limited
             ('SBAM Limited') relating to the Strategic Bond Fund (filed as Exhibit 5(h) to Post-Effective
             Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).
    5 (i) -- Form of Management Contract between Registrant and SBAM relating to the Total Return Fund (filed as
             Exhibit 5(i) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and
             incorporated herein by reference).
    5 (j) -- Form of Management Contract between Registrant and SBAM relating to the Asia Growth Fund (filed as
             Exhibit 5(j) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A and
             incorporated herein by reference).
    5 (k) -- Form of Sub-advisory Contract between SBAM and Salomon Brothers Asset Management Asia Pacific Limited
             ('SBAM AP') relating to the Salomon Brothers Asia Growth Fund (filed as Exhibit 5(k) to Post-Effective
             Amendment No. 18 to the Registration Statement on Form N-1A and incorporated herein by reference).
    5 (l) -- Form of Management Contract between Registrant and SBAM relating to International Growth Fund is to be filed by amendment.
    5 (m) -- Form of Management Contract between Registrant and SBAM relating to Small Cap Growth Fund is to be filed by amendment.
    6 (a) -- Distribution Agreement between Registrant and Salomon Brothers Inc ('Salomon Brothers') dated
             September 27, 1990 (filed as Exhibit 6 to Post-Effective Amendment No. 5 to the Registration Statement
             on Form N-1A and incorporated herein by reference).
    6 (b) -- Distribution Agreement between Registrant and Salomon Brothers dated December 7, 1990 relating to the
             U.S. Treasury Money Market Fund (filed as Exhibit 6 to Post-Effective Amendment No. 5 to the
             Registration Statement on Form N-1A and incorporated herein by reference).
    6 (c) -- Distribution Agreement between Registrant and Salomon Brothers Inc dated December 8, 1992 relating to the New York Municipal Bond Fund (filed as Exhibit 6(c) to Post-Effective Amendment No. 7 to the
             Registration Statement on Form N-1A and incorporated herein by reference).
    6 (d) -- Distribution Agreement between Registrant and AMT Capital Services, Inc. dated June 18, 1993 relating to the New York Municipal Money Market Fund and the New York Municipal Bond Fund (filed as Exhibit
             6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A and incorporated herein by reference).
    6 (e) -- Form of Distribution Agreement between Registrant and Salomon Brothers relating to Cash Management
             Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund,
             High Yield Bond Fund and Strategic Bond Fund (filed as Exhibit 6(e) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).
    6 (f) -- Form of Distribution Agreement between Registrant and Salomon Brothers relating to Total Return Fund
             (filed as Exhibit 6(f) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A
             and incorporated herein by reference).
    6 (g) -- Form of Distribution Agreement between Registrant and Salomon Brothers relating to Asia Growth Fund
             (filed as Exhibit 6(g) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A
             and incorporated herein by reference).

EXHIBIT
NUMBER                                                 DESCRIPTION
------   --------------------------------------------------------------------------------------------------------
    6 (h) -- Form of Distribution Agreement between Registrant and Salomon Brothers relating to New York Municipal
             Money Market Fund (filed as Exhibit 6(h) to Post-Effective Amendment No. 19 to the Registration
             Statement on Form N-1A and incorporated herein by reference).
    6 (i) -- Form of Distribution Agreement between Registrant and Salomon Brothers relating to International
             Growth Fund and Small Cap Growth Fund is to be filed by amendment.
    7     -- None.
    8 (a) -- Custody Agreement between Registrant and Boston Safe Deposit and Trust Company (filed as Exhibit 8 to
             Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File Nos. 33-34423 and
             811-06087) and incorporated herein by reference).
    8 (b) -- Form of Custodian Agreement between Registrant and Investors Bank & Trust Company (filed as Exhibit
             8(b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).
    9 (a) -- Transfer Agency Agreement between Registrant and The Shareholder Services Group, Inc. (filed as
             Exhibit 9(a) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A and
             incorporated herein by reference).
    9 (b) -- Administration Agreement between Registrant and The Boston Company Advisors, Inc. (filed as Exhibit
             9(a) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File Nos. 33-34423
             and 811-06087) and incorporated herein by reference).
    9 (c) -- Form of Administration Agreement between Registrant and Investors Bank & Trust Company (filed as
             Exhibit 9(c) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and
             incorporated herein by reference).
    9 (d) -- Form of Amendment to Transfer Agency Agreement between Registrant and The Shareholders Services
             Group, Inc (filed as Exhibit 9(d) to Post-Effective Amendment No. 12 to the Registration Statement on
             Form N-1A and incorporated herein by reference).
    9 (e) -- Form of Transfer Agency Agreement among the Registrant, Salomon Brothers Institutional Series Funds
             Inc and Investors Bank & Trust Company filed as Exhibit 9(e) to Post-Effective Amendment No. 18 to the
             Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference.
    9 (f) -- Form of Subadministration Agreement between SBAM and SBAM Limited filed as Exhibit 9(f) to
             Post-Effective Amendment No. 18 to the Registration Amendment on Form N-1A (File Nos. 33-34423 and
             811-06087) and incorporated herein by reference.
   10     -- Opinion and Consent of Counsel of Piper & Marbury, LLP as to the Legality of Securities Being
             Registered are to be filed by Amendment.
   11    --  Consents of Independent Accountants are filed herewith.
   12    --  None.
   13 (a) -- Share Purchase Agreement (filed as Exhibit 13 to Post-Effective Amendment No. 5 to the Registration
             Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).
   13 (b) -- Form of Share Purchase Agreement relating to National Intermediate Municipal Fund, U.S. Government
             Income Fund, High Yield Bond Fund and the Strategic Bond Fund (filed as Exhibit 13(b) to
             Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).
   13 (c) -- Form of Share Purchase Agreement Relating to Total Return Fund (filed as Exhibit 13(c) to
             Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File Nos. 33-34423 and
             811-06087) and incorporated herein by reference).
   13 (d) -- Form of Share Purchase Agreement Relating to Asia Growth Fund filed as Exhibit 13(d) to
             Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File Nos. 33-34423 and
             811-06087 and incorporated herein by reference).

EXHIBIT
NUMBER                                                 DESCRIPTION
------   --------------------------------------------------------------------------------------------------------
   13 (e) -- Form of Share Purchase Agreement relating to New York Municipal Money Market Fund (filed as Exhibit
             13(e) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A and incorporated herein by reference).
   13 (f) -- Form of Share Purchase Agreement relating to International Growth Fund and Small Cap Growth Fund is
             to be filed by amendment.
   14     -- None.
   15 (a) -- Form of Services and Distribution Plan for Salomon Brothers Series Funds Inc (filed as Exhibit 15(a)
             to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).
   16 (a) -- Schedule of Performance Data (filed as Exhibit 16 to Post-Effective Amendment No. 4 to the
             Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).
   16 (b) -- Schedule of Performance Data for Class A, Class B, Class C and Class O Shares for New York Municipal
             Bond Fund (filed as Exhibit 16(b) to Post-Effective Amendment No. 12 to the Registration Statement on
             Form N-1A and incorporated herein by reference).
   17     -- Financial Data Schedules for Cash Management Fund, National Intermediate Municipal Fund, Institutional Money
             Market Fund, New York Municipal Money Market Fund, U.S. Government Income Fund, High Yield Bond Fund,
             Strategic Bond Fund, Total Return Fund and Asia Growth Fund are filed herewith.
   18     -- Form of Application and Signature Card for Salomon Brothers Investment Series (filed as Exhibit 18 to
             Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A and incorporated herein by reference)............................................................................................
   18 (a) -- Powers of Attorney (filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration
             Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).
   18 (b) -- Powers of Attorney of Carol L. Colman and Daniel P. Cronin (filed as an Exhibit to Post-Effective
             Amendment No. 11 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and
             incorporated herein by reference).
   18 (c) -- Powers of Attorney of Carol L. Colman, Daniel P. Cronin and Charles F. Barber (filed as Exhibit 18(c)
             to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File Nos. 33-34423 and
             811-06087) and incorporated herein by reference).
   18 (d) -- Form of Multiclass Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940 for the
             Salomon Brothers Series Funds Inc (filed as Exhibit 18(d) to Post-Effective Amendment No. 13 to the
             Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Entities within the Salomon Brothers Group own greater than 25% of the outstanding shares of: (i) certain classes of the Registrant's portfolios, as set forth below, (ii) the Asia Growth Fund portfolio of Salomon Brothers Institutional Series Funds Inc and (iii) Class O shares of Capital Fund Inc, and therefore may be deemed to be control persons of such classes and funds. As a result, such classes and funds may be deemed to be under common control.

     New York Municipal Money Market Fund -- Class B and C

     National Intermediate Municipal Fund -- Class O, A, B and C

     U.S. Government Income Fund -- Class O and C

     Strategic Bond Fund -- Class O

     Asia Growth Fund -- Class O, A and B

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                                                 NUMBER OF RECORD
                                                                                                    HOLDERS AT
                                        TITLE OF CLASS                                           OCTOBER 14, 1997
----------------------------------------------------------------------------------------------   ----------------

Shares of Cash Management Fund, par value $.001 per share
     Class A..................................................................................            90
     Class B..................................................................................            31
     Class C..................................................................................            23
     Class O..................................................................................           154
Shares of New York Municipal Money Market Fund, par value $.001 per share.
     Class A..................................................................................            38
     Class B..................................................................................             1
     Class C..................................................................................             1
     Class O..................................................................................           763
Shares of Salomon Brothers Institutional Money Market Fund, par value $.001 per share.........            65
Shares of National Intermediate Municipal Fund, par value $.001 per share
     Class A..................................................................................         1,000
     Class B..................................................................................            16
     Class C..................................................................................             7
     Class O..................................................................................            11
Shares of U.S. Government Income Fund, par value $.001 per share
     Class A..................................................................................         1,021
     Class B..................................................................................            61
     Class C..................................................................................            12
     Class O..................................................................................             7
Shares of High Yield Bond Fund, par value $.001 per share
     Class A..................................................................................         5,665
     Class B..................................................................................        10,662
     Class C..................................................................................         2,120
     Class O..................................................................................            43
Shares of Strategic Bond Fund, par value $.001 per share
     Class A..................................................................................         1,698
     Class B..................................................................................         1,529
     Class C..................................................................................           486
     Class O..................................................................................            12
Shares of Total Return Fund, par value $.001 per share
     Class A..................................................................................         2,952
     Class B..................................................................................         3,917
     Class C..................................................................................           621
     Class O..................................................................................            38
Shares of Asia Growth Fund, par value $.001 per share
     Class A..................................................................................         1,509
     Class B..................................................................................           422
     Class C..................................................................................           195
     Class O..................................................................................            26

ITEM 27. INDEMNIFICATION.

     Reference is made to Article VII of Registrant's Articles of Incorporation,
Article IV of Registrant's By-Laws and Section 4 of the Distribution Agreements between the Registrant and Salomon Brothers Inc.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the

Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     The list required by this Item 28 of officers and directors of SBAM, SBAM Limited, SBAM AP and Mastholm Asset Management, L.L.C., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of their respective FORM ADV filed by SBAM, SBAM Limited, SBAM AP and Mastholm Asset Management, L.L.C., respectively, pursuant to the Advisers Act (SEC File Nos. 801-32046, 801-43335, 801-51393 and 801-54834, respectively).


ITEM 29. PRINCIPAL UNDERWRITER.

     (a) Salomon Brothers currently acts as distributor for, in addition to the Registrant, Salomon Brothers Capital Fund, Salomon Brothers Investors Fund Inc, Salomon Brothers Institutional Series Funds Inc and Salomon Brothers Opportunity Fund Inc.

     (b) The information required by this Item 29 with respect to each director, officer or partner of Salomon Brothers is incorporated by reference to Schedule A of Form BD filed by Salomon Brothers pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-26920).

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     (1) SBAM
       7 World Trade Center
       New York, New York 10048

     (2) Investors Bank & Trust Company
       89 South Street
       Boston, Massachusetts 02111

     (3) First Data Investor Services Group, Inc.
       P.O. Box 5127
       Westborough, Massachusetts 01581-5127

ITEM 31. MANAGEMENT SERVICES.

     Not applicable.

ITEM 32. UNDERTAKINGS.

     (a) Not applicable.


     (b) Registrant undertakes to file a post-effective amendment with respect to the International Growth Fund and the Small Cap Growth Fund, using financial statements which need not be certified, within four to six months from the later of the effective date of this Post-Effective Amendment No. 24 or the commencement of a public offering of the shares of the International Growth Fund and the Small Cap Growth Fund.


     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 15th day of October, 1997.


                                          SALOMON BROTHERS SERIES FUNDS INC
                                          (Registrant)

                                          By        /s/ MICHAEL S. HYLAND
                                             ...................................
                                                     MICHAEL S. HYLAND
                                                         PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                        TITLE                               DATE
-----------------------------------------  -------------------------------------------------   -----------------

          /S/ MICHAEL S. HYLAND            Director and President (Principal Executive         October 15, 1997
 ........................................    Officer)
           (MICHAEL S. HYLAND)

                    *                      Director                                            October 15, 1997
 ........................................
           (CHARLES F. BARBER)

                    *                      Director                                            October 15, 1997
 ........................................
            (CAROL L. COLMAN)

                    *                      Director                                            October 15, 1997
 ........................................
           (DANIEL P. CRONIN)

           /S/ ALAN M. MANDEL              Treasurer (Principal Financial and Accounting       October 15, 1997
 ........................................    Officer)
            (ALAN M. MANDEL)


           /s/ ALAN M. MANDEL
 *By ........................................
             ALAN M. MANDEL
           AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                                 DESCRIPTION
------   --------------------------------------------------------------------------------------------------------

    11   -- Consents of Independent Accountants.
    17   -- Financial Data Schedules.

                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as ................................... 'D'
The section symbol shall be expressed as .................................. 'SS'
Characters normally expressed as superscript shall be preceded by ......... `pp`